Exhibit 10.1

CREDIT AGREEMENT

dated as of September 11, 2012

among

POWERWAVE TECHNOLOGIES, INC.,

as Borrower,

THE LENDERS THAT ARE SIGNATORIES HERETO,

as Lenders,

and

P-WAVE HOLDINGS, LLC,

as Agent

Certain confidential information in this document marked with an [***] has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

i

SECTION 10.08.	Resignation of the Agent	73
SECTION 10.09.	Agent Entitled to Act as Lender	73

SCHEDULES:

Schedule P-1	–	Permitted Investments
Schedule P-2	–	Permitted Liens
Schedule 3.01(b)	–	Authorized Equity Interests
Schedule 3.01(c)	–	Subsidiaries
Schedule 3.06(a)	–	Names
Schedule 3.06(b)	–	Chief Executive Offices
Schedule 3.06(c)	–	Tax Identification Numbers
Schedule 3.06(d)	–	Material Commercial Tort Claims
Schedule 3.07(a)	–	Possible Material Adverse Effect Litigation
Schedule 3.07(b)	–	Litigation
Schedule 3.12	–	Environmental Condition
Schedule 3.13	–	Intellectual Property
Schedule 3.15	–	Deposit Accounts, Commodity Accounts and Securities Accounts
Schedule 3.17	–	Material Contracts
Schedule 3.19	–	Existing Indebtedness
Schedule 3.20	–	Payment of Taxes
Schedule 3.23	–	Location of Inventory and Equipment
Schedule 5.01	–	Financial Statements and Other Information
Schedule 5.02	–	Collateral Reports
Schedule 5.12	–	Location of Inventory and Equipment
Schedule 6.07(b)	–	Existing Restrictive Agreements
Schedule S-1	–	Sales Support Services Agreements
EXHIBITS:

Exhibit A	–	Form of Assignment and Assumption Agreement
Exhibit B	–	Intercompany Note
Exhibit C	–	Solvency Certificate
Exhibit D	–	Form of Warrant
Exhibit E	–	Form of Compliance Certificate
ANNEXES:

Annex A	–	Closing Date Term Loan Commitments
Annex B	–	Delayed Draw Term Loan Commitments

CREDIT AGREEMENT (this “Agreement”), dated as of September 11, 2012, by and among the lenders identified on the signature pages hereof (such lenders, together with their respective successors and permitted assigns, are referred to hereinafter each individually as a “Lender” and collectively as the “Lenders”), POWERWAVE TECHNOLOGIES, INC., a Delaware corporation, as Borrower, and P-WAVE HOLDINGS, LLC, as Agent.

ARTICLE I

Definitions

SECTION 1.01. Defined Terms. As used in this Agreement, the following terms have the meanings specified below:

“1.875% Notes” means the Borrower’s 1.875% Convertible Subordinated Notes due 2024.

“1.875% Notes Indenture” means that certain Indenture dated as of November 10, 2004 between the Borrower and Deutsche Bank Trust Company Americas, as trustee, as such indenture is in effect on the Closing Date and as the same may be amended, modified, restated or supplemented and in effect from time to time in accordance with the terms hereof and thereof.

“1.875% Notes Documents” means the 1.875% Notes Indenture and all other documents executed and delivered in respect of such indenture, in each case as in effect on the Closing Date and as the same may be amended, modified, restated or supplemented and in effect from time to time in accordance with the terms hereof and thereof.

“2.750% Notes” means the Borrower’s 2.750% Convertible Senior Subordinated Notes due 2041.

“2.750% Notes Indenture” means that certain Indenture dated as of July 26, 2011 between the Borrower and Deutsche Bank Trust Company Americas, as trustee, as such indenture is in effect on the Closing Date and as the same may be amended, modified, restated or supplemented and in effect from time to time in accordance with the terms hereof and thereof.

“2.750% Notes Documents” means the 2.750% Notes Indenture and all other documents executed and delivered in respect of such indenture, in each case as in effect on the Closing Date and as the same may be amended, modified, restated or supplemented and in effect from time to time in accordance with the terms hereof and thereof.

“3.875% Notes” means the Borrower’s 3.875% Convertible Subordinated Notes due 2027.

“3.875% Notes Indenture” means that certain Indenture dated as of September 24, 2007 between the Borrower and Deutsche Bank Trust Company Americas, as trustee, as such indenture is in effect on the Closing Date and as the same may be amended, modified, restated or supplemented and in effect from time to time in accordance with the terms hereof and thereof.

“3.875% Notes Documents” means the 3.875% Notes Indenture and all other documents executed and delivered in respect of such indenture, in each case as in effect on the Closing Date and as the same may be amended, modified, restated or supplemented and in effect from time to time in accordance with the terms hereof and thereof.

“Account” is any account receivable as determined in accordance with GAAP in the Borrower’s consolidated financial statements or accounting records.

“Account Debtor” is as defined in the UCC and shall include, without limitation, any person liable on any Account, such as, a guarantor of the Account and any issuer of a letter of credit or banker’s acceptance.

“Additional Documents” has the meaning set forth in Section 5.14.

“Additional Unsecured Subordinated Indebtedness” means Indebtedness:

(a) that is subordinated to the Loans on terms and conditions acceptable to the Agent in its discretion,

(b) for which the Borrower is the primary obligor, and that is not recourse to any Person other than those Persons who may be guarantors of the Loans,

(c) that is not secured by any Lien,

(d) that is not “Designated Senior Indebtedness” (for purposes of any of the 1.875% Notes Indenture, the 3.875% Notes Indenture or the 2.750% Notes Indenture or any Refinancing Indebtedness with respect to the foregoing), and

(e) that does not mature, amortize, or contain any provision either (i) permitting the holders thereof to require the redemption, repurchase or prepayment thereof, or (ii) permitting any repayment of principal in part or in full by the Borrower, in each case, prior to the date that is 180 days after the Maturity Date.

“Advisory Firm” has the meaning set forth in Section 4.01(s).

“Agent” means P-WAVE HOLDINGS, LLC or any successor entity appointed in accordance with the terms hereof.

“Affiliate” means, with respect to a specified Person, another Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified.

“Approved Fund” means any Fund that is administered or managed by (a) a Lender, (b) an Affiliate of a Lender or (c) an entity or an Affiliate of an entity that administers or manages a Lender.

“Assignment and Assumption” means an assignment and assumption entered into by the one or more Lenders and one or more assignees (with the consent of any party whose consent is required by Section 9.06), in the form of Exhibit A hereto or any other form approved by the Agent.

“Benefit Plan” means a “defined benefit plan” (as defined in Section 3(35) of ERISA), including any Plan, any foreign pension plan and any Multiemployer Plan, for which Borrower or any of its Subsidiaries or ERISA Affiliates is or has been an “employer” (as defined in Section 3(5) of ERISA).

“Borrower” means Powerwave Technologies, Inc., a Delaware corporation.

“Business Day” means any day that is not a Saturday, Sunday or other day on which commercial banks in San Francisco are authorized or required by law to remain closed.

“Capital Expenditures” means, with respect to any Person for any period, the aggregate of all expenditures by such Person and its Subsidiaries during such period that are capital expenditures as determined in accordance with GAAP, whether such expenditures are paid in cash or financed.

“Capital Lease Obligations” of any Person means the obligations of such Person arising in connection with any arrangement that is required to be classified and accounted for as a capital lease on a balance sheet of such Person under GAAP, and the amount of such obligations shall be the capitalized amount thereof determined in accordance with GAAP.

“Cash Equivalents” means (a) marketable direct obligations issued by, or unconditionally guaranteed by, the United States or issued by any agency thereof and backed by the full faith and credit of the United States, in each case maturing within 1 year from the date of acquisition thereof, (b) marketable direct obligations issued or fully guaranteed by any state of the United States or any political subdivision of any such state or any public instrumentality thereof maturing within 1 year from the date of acquisition thereof and, at the time of acquisition, having one of the two highest ratings obtainable from either Standard & Poor’s Rating Group (“S&P”) or Moody’s Investors Service, Inc. (“Moody’s”), (c) commercial paper maturing no more than 270 days from the date of creation thereof and, at the time of acquisition, having a rating of at least A-1 from S&P or at least P-1 from Moody’s, (d) certificates of deposit, time deposits, overnight bank deposits or bankers’ acceptances maturing within 1 year from the date of acquisition thereof issued by any bank organized under the laws of the United States or any state thereof or the District of Columbia or any United States branch of a foreign bank having at the date of acquisition thereof combined capital and surplus of not less than $250,000,000, (e) Deposit Accounts maintained with (i) any bank that satisfies the criteria described in clause (d) above, or (ii) any other bank organized under the laws of the United States or any state thereof so long as the amount maintained with any such other bank is less than or equal to $100,000 and is insured by the Federal Deposit Insurance Corporation, and (f) Investments in money market funds substantially all of whose assets are invested in the types of assets described in clauses (a) through (e) above.

“CFC” means a controlled foreign corporation (as that term is defined in the Code).

“Change in Law” means (i) the adoption of any law, rule or regulation after the date of this Agreement, (ii) any change in any law, rule or regulation or in the interpretation or application thereof by any Governmental Authority after the date of this Agreement or (iii) compliance by any Lender (or, for purposes of Section 2.08(b), by any lending office of such Lender) with any request, guideline or directive (whether or not having the force of law) of any Governmental Authority made or issued after the date of this Agreement; provided however that, for purposes of this Agreement (x) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines or directives thereunder or issued in connection therewith and (y) all requests, rules, guidelines or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities, in each case pursuant to Basel III, shall be deemed to have gone into effect and been adopted after the Closing Date.

“Change of Control” means that:

(a) any “person” or “group” (within the meaning of Sections 13(d) and 14(d) of the Exchange Act), becomes the beneficial owner (as defined in Rule 13(d)-3 under the Exchange Act), directly or indirectly, of 40%, or more, of the stock of Borrower having the right to vote for the election of members of the Board of Directors,

(b) a majority of the members of the Board of Directors do not constitute Continuing Directors,

(c) a “Change in Control” (as defined in the 1.875% Notes Indenture) occurs

(d) a “Change in Control” (as defined in the 3.875% Notes Indenture) occurs; or

(e) a “Fundamental Change” (as defined in the 2.750% Notes Indenture) occurs.

“Closing Date” means the date on which the conditions specified in Section 4.01 are satisfied (or waived in accordance with Section 9.01) and the Closing Date Term Loan is made to the Borrower pursuant to Section 2.01.

“Closing Date Term Loan” shall mean the Loans advanced to the Borrower on the Closing Date pursuant to Section 2.01(a).

“Closing Date Term Loan Commitment” means the commitment of a Lender to make or otherwise fund a Closing Date Term Loan and “Closing Date Term Loan Commitments” means such commitments of all Lenders in the aggregate. The amount of each Lender’s Closing Date Term Loan Commitment, if any, is set forth on Annex A or in the applicable Assignment and Assumption Agreement, subject to any adjustment or reduction pursuant to the terms and conditions hereof. The aggregate amount of the Closing Date Term Loan Commitments as of the Closing Date is $35,000,000.

“Code” means the Internal Revenue Code of 1986, as amended from time to time.

“Collateral” means all assets and interests in assets and proceeds thereof now owned or hereafter acquired by Borrower or its Subsidiaries in or upon which a Lien is granted by such Person in favor of Agent or the Lenders under any of the Loan Documents.

“Collateral Access Agreement” means a landlord waiver, bailee letter, or acknowledgement agreement of any lessor, warehouseman, processor, consignee, or other Person in possession of, having a Lien upon, or having rights or interests in Borrower’s or its Subsidiaries’ books and records, Equipment, or Inventory, in each case, in form and substance reasonably satisfactory to Agent.

“Commitments” means the Closing Date Term Loan Commitment, the Delayed Draw Term Loan Commitment or any Incremental Term Loan Commitments of a Lender, and “Commitments” means such commitments of all Lenders.

“Commodity Account” shall have the meaning ascribed thereto in Section 9102 of the UCC.

“Compliance Certificate” shall mean a certificate substantially in the form of Exhibit E or such other form as the Agent may agree in its discretion.

“Continuing Director” means, as of any date of determination, any member of the Board of Directors of the Borrower who (a) was a member of such Board of Directors on the Closing Date or (b) was nominated for election or elected to the Board of Directors with the approval of a majority of the continuing directors who were members of such Board of Directors at the time of such nomination or election.

“Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. “Controlling” and “Controlled” have meanings correlative thereto.

“Control Agreement” means a control agreement, in form and substance reasonably satisfactory to Agent, executed and delivered by Borrower or one of its Subsidiaries, Agent, and the applicable securities intermediary (with respect to a Securities Account) or bank (with respect to a Deposit Account) or commodity intermediary with respect to a Commodity Account.

“Controlled Group” means the Borrower and all Persons (whether or not incorporated) under common control or treated as a single employer with the Borrower pursuant to Section 414(b), (c), (m) or (o) of the Code or Section 4001 of ERISA.

“Default” means any event or condition that constitutes an Event of Default or that upon notice, lapse of time or both would, unless cured or waived, become an Event of Default.

“Default Rate” has the meaning set forth in Section 2.07(c).

“Delayed Draw Term Loans” shall mean the Loans, if any, advanced to the Borrower pursuant to Section 2.01(b).

“Delayed Draw Term Loan Commitment” means the commitment of a Lender to make or otherwise fund a Delayed Draw Term Loan and “Delayed Draw Term Loan Commitments” means such commitments of all Lenders in the aggregate. The amount of each Lender’s Delayed Draw Term Loan Commitment, if any, is set forth on Annex B or in the applicable Assignment and Assumption Agreement, subject to any adjustment or reduction pursuant to the terms and conditions hereof. The aggregate amount of the Delayed Draw Term Loan Commitments as of the Closing Date is $15,000,000.

“Deposit Account” means any deposit account (as that term is defined in the UCC).

“DIP Financing” has the meaning set forth in Section 9.17.

“Disqualified Equity Interests” means any Equity Interest which, by its terms (or by the terms of any security or other Equity Interests into which it is convertible or for which it is exchangeable), or upon the happening of any event or condition (i) matures or is mandatorily redeemable (other than solely for Equity Interests which are not otherwise Disqualified Equity Interests), pursuant to a sinking fund obligation or otherwise, (ii) is redeemable at the option of the holder thereof (other than solely for Equity Interests which are not otherwise Disqualified Equity Interests), in whole or in part, (iii) provides for the scheduled payments or dividends in cash, or (iv) is or becomes convertible into or exchangeable for Indebtedness or any other Equity Interests that would constitute Disqualified Equity Interests, in each case, prior to the date that is 91 days after the Maturity Date.

“Dollars,” “dollars,” or “$” refers to lawful money of the United States of America.

“Domestic Subsidiary” means any Subsidiary of Borrower that is incorporated or organized under the laws of the United States of America, any state thereof or in the District of Columbia.

“EBITDA” means, with respect to any fiscal period, determined on a consolidated basis in accordance with GAAP, Borrower’s consolidated net income (or loss) for such period, minus extraordinary gains, foreign currency translation gains, non-cash inventory gains, and interest income for such period, plus, without duplication, (a) extraordinary losses, restructuring charges not to exceed $2,500,000, non-cash inventory charges, non-cash accounts receivable charges, and non-cash impairment charges for such period, (b) interest expense for such period, (c) income taxes for such period, (d) depreciation and amortization for such period, (e) non-cash stock compensation charges for such period, (f) foreign currency translation losses for such period and (g) the amount of cost savings projected by the Borrower in good faith to be realized during a particular fiscal period (as though such cost savings had been realized on the first day of such period) as a result of specific actions actually taken or initiated during such fiscal period so long as (i) such cost savings are reasonably identifiable and factually supportable, (ii) the Agent shall have received a certificate of a Responsible Officer certifying that such actions have actually been taken or initiated during such fiscal period and a reasonable, good faith explanation of such projected cost savings and (iii) the aggregate amount of such cost savings may not exceed $3,000,000 in any fiscal quarter; provided, however that notwithstanding the foregoing, if any accrued restructuring charges prove to be excess of the charges required for restructuring, in no event shall any amount that is reversed in the current period be added to consolidated net income (or loss) in the current or any other period for the purpose of calculating EBITDA. For purposes of this definition, “extraordinary” gains and losses shall be those gains and losses that GAAP requires be described as “extraordinary” in the Borrower’s consolidated financial statements or the footnotes thereto as well as any gains or losses from the exchange, conversion, retirement, redemption or defeasance of debt.

“Eligible Assignee” means any of the following: (i) commercial banks, finance companies, insurance companies and other financial institutions and funds (whether a corporation, partnership or other entity) engaged generally in making, purchasing or otherwise investing in commercial loans in the ordinary course of its business, (ii) each of the Lenders, (iii) any Affiliate of a Lender, (iv) any Approved Fund or (v) any other Person (other than a natural Person) approved by the Agent; provided that “Eligible Assignee” shall not include the Borrower or any Affiliate of the Borrower or any natural Person.

“Environmental Laws” means all laws, rules, regulations, codes, ordinances, orders, decrees, judgments, injunctions, notices or binding agreements issued, promulgated or entered into by any Governmental Authority, relating in any way to the environment, preservation or reclamation of natural resources, the management, release or threatened release of any Hazardous Material or to health and safety matters.

“Environmental Liability” means any liability, contingent or otherwise (including any liability for damages, injury, costs of environmental remediation, fines, penalties or indemnities), of the Borrower or any of its Subsidiaries directly or indirectly resulting from or based upon (i) violation of any Environmental Law, (ii) the generation, use, handling, transportation, storage, treatment or disposal of any Hazardous Materials, (iii) exposure to any Hazardous Materials, (iv) the release or threatened release of any Hazardous Materials into the environment or (v) any contract, agreement or other consensual arrangement pursuant to which liability is assumed or imposed with respect to any of the foregoing.

“Equipment” means equipment (as that term is defined in the UCC).

“Equity Interests” means shares of capital stock (including without limitation preferred stock), partnership interests, membership interests in a limited liability company, beneficial interests in a trust or other equity ownership interests in a Person, and any warrants, options or other rights entitling the holder thereof to purchase or acquire any such equity interest.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended from time to time.

“ERISA Affiliate” means any trade or business (whether or not incorporated) that, together with the Borrower, is treated as a single employer under Section 414(b), (c), (m) or (o) of the Code or Section 4001 of ERISA.

“ERISA Event” means (i) any “reportable event”, as defined in Section 4043 of ERISA or the regulations issued thereunder with respect to a Plan (other than an event for which the 30-day notice period is waived); (ii) the existence with respect to any Plan of an “accumulated funding deficiency” (as defined in Section 412 of the Code or Section 302 of ERISA), whether or not waived; (iii) the filing pursuant to Section 412(d) of the Code or Section 303(d) of ERISA of an application for a waiver of the minimum funding standard with respect to any Plan; (iv) the incurrence by the Borrower or any of its ERISA Affiliates of any liability under Title IV of ERISA with respect to the termination of any Plan; (v) the receipt by the Borrower or any ERISA Affiliate from the PBGC or a plan administrator of any notice relating to an intention to terminate any Plan or Plans or to appoint a trustee to administer any Plan; (vi) the incurrence by the Borrower or any of its ERISA Affiliates of any liability with respect to the withdrawal or partial withdrawal from any Plan or Multiemployer Plan; or (vii) the receipt by the Borrower or any ERISA Affiliate of any notice, or the receipt by any Multiemployer Plan from the Borrower, ERISA Affiliate of any notice, concerning the imposition of Withdrawal Liability or a determination that a Multiemployer Plan is, or is expected to be, insolvent or in reorganization, within the meaning of Title IV of ERISA.

“Event of Default” has the meaning assigned to such term in Article VIII.

“Event of Loss” means, with respect to any Property, any of the following: (a) any loss, destruction or damage of such Property; (b) any pending or threatened institution of any proceedings for the condemnation or seizure of such Property or for the exercise of any right of eminent domain; or (c) any actual condemnation, seizure or taking, by exercise of the power of eminent domain or otherwise, of such Property, or confiscation of such Property or the requisition of the use of such Property.

“Excess Cash Flow” means, as of any determination date, cash flows from operating activities, as calculated in accordance with GAAP, minus Capital Expenditures, to the extent paid with cash generated from operating activities, and plus the amount of any interest paid in kind that was deducted in determining cash flows from operating activities.

“Exchange Act” means the Securities Exchange Act of 1934, as in effect from time to time.

“Excluded Taxes” means, with respect to any Lender or any other recipient of any payment to be made by or on account of any obligation of the Borrower hereunder, (i) income, franchise taxes, excise, stamp and similar taxes, fees, duties or other charges imposed on (or measured by) its net income by the United States of America, or by the jurisdiction under the laws of which such recipient is organized or in which its principal office is located or, in the case of any Lender, in which its applicable lending office is located or in which such Lender otherwise conducts business, (ii) any branch profits taxes imposed by the United States of America or any similar tax imposed by any other jurisdiction in which the Borrower is located and (iii) in the case of a Foreign Lender, any withholding tax that is imposed on amounts payable to such Foreign Lender at the time such Foreign Lender becomes a party to this Agreement, anytime thereafter, or designates a new lending office, that is attributable to such Foreign Lender’s failure to comply with, and only to the extent of any such failure, (A) Section 2.09(e) or (B) Section 1471 of the Code.

“Fee Letter” means that certain fee letter, dated as of the Closing Date between the Borrower and certain affiliates of the Agent.

“Foreign Lender” means any Lender that is organized under the laws of a jurisdiction other than that in which the Borrower is located. For purposes of this definition, the United States of America, each state thereof and the District of Columbia shall be deemed to constitute a single jurisdiction.

“Foreign Subsidiary” means any Subsidiary of Borrower that is not a Domestic Subsidiary.

“Fund” shall mean any person that is (or will be) engaged in making, purchasing, holding or otherwise investing in commercial loans and similar extensions of credit in the ordinary course of its business.

“GAAP” means generally accepted accounting principles in the United States of America.

“Governmental Authority” means the government of the United States of America, any other nation or any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government.

“Guarantee” of or by any Person (the “guarantor”) means any obligation, contingent or otherwise, of the guarantor guaranteeing or having the economic effect of guaranteeing any Indebtedness or other obligation of any other Person (the “primary obligor”) in any manner, whether directly or indirectly, and including any obligation of the guarantor, direct or indirect, (i) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or other obligation or to purchase (or to advance or supply funds for the purchase of) any security for the payment thereof, (ii) to purchase or lease property, securities or services for the purpose of assuring the owner of such Indebtedness or other obligation of the payment thereof, (iii) to maintain working capital, equity capital or any other financial statement condition or liquidity of the primary obligor so as to enable the primary obligor to pay such Indebtedness or other obligation or (iv) as an account party in respect of any letter of credit or letter of guaranty issued to support such Indebtedness or obligation; provided that the term Guarantee shall not include endorsements for collection or deposit in the ordinary course of business.

“Hazardous Materials” means all explosive or radioactive substances or wastes and all hazardous or toxic substances, wastes or other pollutants, including petroleum or petroleum distillates, asbestos or asbestos-containing materials, polychlorinated biphenyls, radon gas, infectious or medical wastes and all other substances or wastes of any nature regulated pursuant to any Environmental Law.

“Hedge Agreement” means any and all agreements or documents, now existing or hereafter entered into by Borrower or any of its Subsidiaries that provide for an interest rate, credit, commodity or equity swap, cap, floor, collar, forward foreign exchange transaction, currency swap, cross currency rate swap, currency option, or any combination of, or option with respect to, these or similar transactions, for the purpose of hedging Borrower’s or any of its Subsidiaries’ exposure to fluctuations in interest or exchange rates, loan, credit exchange, security, or currency valuations or commodity prices.

“Highest Lawful Rate” means the maximum lawful interest rate, if any, that at any time or from time to time may be contracted for, charged, or received under the laws applicable to any Lender which are presently in effect or, to the extent allowed by law, under such applicable laws which may hereafter be in effect and which allow a higher maximum nonusurious interest rate than applicable laws now allow.

“Inactive Subsidiaries” means any Subsidiary of Borrower not conducting business and that holds assets having a net book value of less than $10,000, separately, less than $20,000 in the aggregate for all Domestic Subsidiaries and less than $20,000 in the aggregate for all Subsidiaries that are not Domestic Subsidiaries.

“Incremental Term Loan Lender” shall mean a Lender with an Incremental Term Loan Commitment or an outstanding Incremental Term Loan.

“Incremental Term Loan Amount” shall mean up to $100,000,000.

“Incremental Term Loan Assumption Agreement” shall mean an Incremental Term Loan Assumption Agreement among, and in form and substance reasonably satisfactory to, the Borrower, the Agent and one or more Incremental Term Loan Lenders.

“Incremental Term Loan Commitment” shall mean the commitment, if any, of the Agent or any Lenders to provide Incremental Term Loans in an Incremental Term Loan Assumption Agreement.

“Incremental Term Loans” shall mean loans made pursuant to Incremental Term Loan Commitments, if any, pursuant to Section 2.11.

“Indebtedness” of any Person means, without duplication, (i) all obligations of such Person for borrowed money, (ii) all obligations of such Person evidenced by bonds, debentures, notes or similar instruments, (iii) all obligations of such Person upon which interest charges are customarily paid, (iv) all obligations of such Person under conditional sale or other title retention agreements relating to property acquired by such Person, (v) all obligations of such Person in respect of the contractually deferred purchase price of property or services (excluding current accounts payable incurred in the ordinary course of business), (vi) all Indebtedness of others secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien on property owned or acquired by such Person, whether or not the Indebtedness secured thereby has been assumed, (vii) all Guarantees by such Person of Indebtedness of others, (viii) all Capital Lease Obligations of such Person, (ix) all obligations, contingent or otherwise, of such Person as an account party in respect of letters of credit and letters of guaranty, (x) all obligations of such Person in respect of any exchange traded or over the counter derivative transaction, including any Hedge Agreement (whether entered into for hedging or speculative purposes), (xi) Disqualified Equity Interests and (xii) all obligations, contingent or otherwise, of such Person in respect of bankers’ acceptances. The Indebtedness of any Person shall include the Indebtedness of any other entity (including any partnership in which such Person is a general partner) to the extent such Person is contractually or legally liable therefor as a result of such Person’s ownership interest in or other relationship with such entity, except to the extent the terms of such Indebtedness provide that such Person is not liable therefor.

“Indemnified Liabilities” means, collectively, any and all liabilities, obligations, losses, damages (including natural resource damages), penalties, claims, actions, judgments, suits, costs (including the costs of any investigation, study, sampling, testing, abatement, cleanup, removal, remediation or other response action necessary to remove, remediate, clean up or abate any Hazardous Materials), expenses and disbursements of any kind or nature whatsoever (including the reasonable fees and disbursements of counsel for Indemnitees in connection with any investigative, administrative or judicial proceeding or hearing commenced or threatened by any Person, whether or not any such Indemnitee shall be designated as a party or a potential party thereto, and any reasonable fees or expenses incurred by Indemnitees in enforcing this indemnity), whether direct, indirect, special, incidental or consequential and whether based on any federal, state or foreign laws, statutes, rules or regulations (including securities and commercial laws, statutes, rules or regulations and Environmental Laws), on common law or equitable cause or on contract or otherwise, that may be imposed on, incurred by, or asserted against any such Indemnitee, in any manner relating to or arising out of (i) this Agreement or the other Loan Documents or the transactions contemplated hereby or thereby (including the Lenders’ agreement to advance Loans hereunder, the use or intended use of the proceeds thereof, any amendments, waivers or consents with respect to any provision of this Agreement or any of the other Loan Documents, or any acceleration of the Obligations or the enforcement of any of the Loan Documents (including any sale of, collection from, or other realization upon any of the Collateral (or the enforcement of any guarantees); or any Environmental Liability or any liabilities relating to Hazardous Materials relating to or arising from, directly or indirectly, any past or present activity, operation, land ownership, or practice of Borrower or any of its Subsidiaries.

“Indemnified Taxes” means Taxes other than Excluded Taxes.

“Indemnitee” has the meaning set forth in Section 9.05.

“Initial Interest Period” has the meaning set forth in Section 2.07(a).

“Initial Interest Period Rate” has the meaning set forth in Section 2.07(a).

“Insolvency Proceeding” means any proceeding commenced by or against any Person under any provision of the United States Bankruptcy Code or under any other state, federal or foreign bankruptcy or insolvency law, assignments for the benefit of creditors, formal or informal moratoria, compositions, extensions generally with creditors, or proceedings seeking reorganization, arrangement, or other similar relief.

“Intercompany Note” means a promissory note substantially in the form of Exhibit B evidencing all outstanding Permitted Intercompany Advances and other outstanding Indebtedness among Borrower and its Subsidiaries and among Borrower’s Subsidiaries, whether now existing or arising hereafter from time to time.

“Interest Payment Date” shall mean the last Business Day of March, June, September and December of each year, commencing on the first such date to occur after the Closing Date, and the Maturity Date.

“Inventory” means inventory (as that term is defined in the UCC).

“Investments” means, with respect to any Person, (i) any investment by such Person in any other Person in the form of loans, guarantees, advances, or capital contributions (excluding (a) commission, travel, and similar advances to officers and employees of such Person made in the ordinary course of business consistent with past practice, and (b) bona fide Accounts arising in the ordinary course of business consistent with past practice), (ii) purchases, redemptions or other acquisitions of Indebtedness, stock, or all or substantially all of the assets of such other Person (or of any division or business line of such other Person), (iii) any investments consisting of any exchange traded or over-the-counter derivative transaction, including any interest, currency or commodity hedge, swap, collar or similar arrangement, and (iv) and any other items that are or would be classified as investments on a balance sheet prepared in accordance with GAAP.

“Lenders” means (a) as of the Closing Date, those lenders identified on the signature pages hereto and (b) any other Person that shall have become a party hereto pursuant to an Assignment and Assumption or an Incremental Term Loan Assumption Agreement; provided that any such Person that ceases to be a party hereto pursuant to an Assignment and Assumption by transferring the entirety of its Loans and, if any, Commitments, shall no longer be considered a Lender.

“Leverage Ratio” means, as of the end of any fiscal year, the ratio of (a) principal on any Loans outstanding as of such date to (b) EBITDA for the fiscal year ending on such date.

“Lien” means, with respect to any asset, (i) any mortgage, deed of trust, lien, activity and use restriction, pledge, hypothecation, charge or security interest in, on or of such asset or encumbrance of any kind (including any agreement to give any of the foregoing, any conditional sale, capital lease or title retention agreement (or any lease or license in the nature thereof)) relating to such asset and (ii) in the case of securities, any purchase option, call or similar right of a third party with respect to such securities.

“Liquidity” means, as of any date of determination, the aggregate balance of cash and Cash Equivalents held by the Borrower in Deposit Accounts or Securities Accounts subject to a fully executed Control Agreement in favor of the Agent (and excluding cash and Cash Equivalents held by any Person that is not the Borrower), including without limitation the cash in the Reserve Account, but excluding Restricted Cash held by the Borrower and its Subsidiaries on such date.

“Loans” means Closing Date Term Loans, Delayed Draw Term Loans, if any, and Incremental Term Loans, if any.

“Loan Documents” means this Agreement, the Note, the Security Agreement, any Control Agreement, the Intercompany Note, the Warrant, the Registration Rights Agreement, the Perfection Certificate, the Fee Letter, any intellectual property security agreements, and any and all other instruments and documents executed and delivered in connection with any of the foregoing.

“Margin Stock” as defined in Regulation U of the Board of Governors of the Federal Reserve System as in effect from time to time.

“Material Adverse Effect” means a material adverse effect on (i) the business, assets, operations, performance, condition (financial or otherwise) or prospects of the Borrower and the Subsidiaries, taken as a whole, (ii) the ability of the Borrower or any of its Subsidiaries to perform any of their material obligations under this Agreement or any of the other Loan Documents, or (iii) the validity, enforceability or priority of this Agreement or any of the other Loan Documents or the rights of or benefits available to the Lenders under this Agreement and the other Loan Documents.

“Material Contract” means, with respect to any Person, any contract or agreement of the type described in Item 601(b)(10) of Regulation S-K of the Securities Act of 1933, as amended (regardless of whether or not such Item is applicable to such Person).

“Maturity Date” means the earliest to occur of (i) the Scheduled Maturity Date, (ii) the occurrence of a “Fundamental Change” (as defined in the 2.750% Notes Indenture), and (iii) acceleration of the Loans by the Lenders or the Agent during the continuance of an Event of Default in accordance with this Agreement.

“Moody’s” has the meaning specified therefor in the definition of Cash Equivalents.

“Mortgages” means, individually and collectively, one or more mortgages, deeds of trust, or deeds to secure debt, executed and delivered by Borrower or its Subsidiaries in favor of Agent, in form and substance reasonably satisfactory to Agent, that encumber the Real Property comprising a portion of the Collateral.

“Multiemployer Plan” means a multiemployer plan as defined in Section 4001(a)(3) of ERISA.

“Net Proceeds” means insurance proceeds received by the Borrower and its Subsidiaries on account of an Event of Loss, net of the costs and expenses reasonably incurred in connection with the collection of such proceeds, award or other payments.

“Notes” means, collectively, all promissory notes executed by the Borrower and payable to a Lender in the original principal amount (as such amount may be increased for any interest paid in kind or decreased for any payments or prepayments of principal hereunder) of such Lender’s Loans advanced to the Borrower hereunder.

“Notification Letters” has the meaning set forth in Section 4.01(i).

“Obligations” means all obligations in respect of the Loans, liabilities, obligations, covenants and duties owing by the Borrower (and any other Person, if any, providing a Guarantee of the Borrower’s obligations hereunder or under any of the other Loan Documents)

to any of the Lenders, the Agent, any Affiliate of any of the Lenders or any Indemnitee hereunder, of any kind or nature, present or future, arising under this Agreement, or any other Loan Document, whether or not evidenced by any note, guaranty or other instrument, whether or not for the payment of money, whether arising by reason of an extension of credit, loan, guaranty, indemnification, or in any other manner, whether direct or indirect (including those acquired by assignment), absolute or contingent, due or to become due, now existing or hereafter arising and however acquired. The term includes, without limitation, all interest (including without limitation interest which, but for the filing of a petition in bankruptcy with respect to Borrower or any of its Subsidiaries, would have accrued on any Obligation, whether or not a claim is allowed against such Person for such interest in the related bankruptcy proceeding), charges, expenses, fees, reasonable attorneys’ fees and disbursements, reasonable paralegals’ fees, and any other sum chargeable to the Borrower under this Agreement, or any other Loan Document.

“OFAC” means The Office of Foreign Assets Control of the U.S. Department of the Treasury.

“Organizational Documents” means, as applicable, the articles of organization, operating agreement, limited liability company agreement, charter or any certificates of designation, members agreement, investor rights agreement, and stockholders or members (including voting) agreement of any of the Borrower, any of its Subsidiaries as in effect as of the Closing Date.

“Other Taxes” means any and all present or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies arising from any payment made hereunder or from the execution, delivery or enforcement of, or otherwise with respect to, this Agreement.

“Participant” has the meaning set forth in Section 9.06(b).

“Patriot Act” has the meaning set forth in Section 3.18.

“PBGC” means the Pension Benefit Guaranty Corporation referred to and defined in ERISA and any successor entity performing similar functions.

“Perfection Certificate” means that certain Perfection Certificate dated as of the Closing Date executed and delivered by the Borrower to the Agent.

“Permitted Dispositions” means:

(a) sales, abandonment, or other dispositions of Equipment that is substantially worn, damaged, or obsolete in the ordinary course of business, not to exceed $250,000 in the aggregate for all such sales, abandonments or other dispositions from and after the Closing Date,

(b) the licensing, on a non-exclusive basis, of patents, trademarks, copyrights, and other intellectual property rights (i) in connection with the sale of products or services to customers (and in such case, any such rights to be limited solely to the product or service being bought by such customer), (ii) in connection with design or manufacturing licenses to original equipment manufacturer customers in exchange for royalties (and in such case, each such license shall be limited solely to the product being manufactured by such original equipment manufacturer customer) or (iii) to contract manufacturers solely to permit such contract manufacturers to manufacture the applicable product in accordance with the Borrower’s instructions, in each case in the ordinary course of business and consistent with past practice,

(c) sales of Inventory to buyers in the ordinary course of business,

(d) the use or transfer of money or Cash Equivalents in a manner that is not prohibited by the terms of the Agreement or the other Loan Documents,

(e) the granting of Permitted Liens,

(f) any involuntary loss, damage or destruction of property,

(g) any involuntary condemnation, seizure or taking, by exercise of the power of eminent domain or otherwise, or confiscation or requisition of use of property,

(h) the sale or issuance of Equity Interests of Borrower that do not constitute Disqualified Equity Interests,

(i) the lapse of registered patents, trademarks and other intellectual property of Borrower and its Subsidiaries to the extent not economically desirable in the conduct of their business and so long as such lapse is not adverse to the interests of the Lenders in any material respect, and

(j) dispositions of assets (other than Accounts, intellectual property, exclusive licenses, Equity Interests of Subsidiaries of Borrower, or Material Contracts) not otherwise permitted in clauses (a) through (i) above so long as made at fair market value and the aggregate fair market value of all assets disposed of in all such dispositions since the Closing Date (including the proposed disposition) would not exceed $100,000 in the aggregate.

“Permitted Indebtedness” means:

(a) Indebtedness evidenced by this Agreement and the other Loan Documents,

(b) Indebtedness set forth on Schedule 3.19, but not any increase in the principal amount of any item of such Indebtedness or any amendment thereto that is adverse to the interests of the Lenders hereunder,

(c) Indebtedness consisting of (i) unsecured guarantees incurred in the ordinary course of business with respect to surety and appeal bonds, performance bonds, bid bonds, appeal bonds, completion guarantee and similar obligations not to exceed $100,000; and (ii) reasonable and customary indemnification obligations in the ordinary course of business consistent with past practice to purchasers in connection with Permitted Dispositions,

(d) Indebtedness owed to any Person providing property, casualty, liability, or other insurance to Borrower or any of its Subsidiaries in the ordinary course of business, so long as the amount of such Indebtedness is not in excess of the amount of the unpaid cost of, and shall be incurred only to defer the cost of, such insurance for the year in which such Indebtedness is incurred and such Indebtedness is outstanding only during such year,

(e) Second Lien Indebtedness,

(f) unsecured Indebtedness incurred in respect of netting services, overdraft protection, and other like services, in each case, incurred in the ordinary course of business,

(g) Indebtedness in respect of the 1.875% Notes in an aggregate principal amount not in excess of the amount of such Indebtedness as of the Closing Date, and any Refinancing Indebtedness in respect thereof,

(h) Indebtedness in respect of the 2.750% Notes in an aggregate principal amount not in excess of the amount of such Indebtedness as of the Closing Date (other than accreted principal pursuant to the schedule for same set forth in the 2.750% Notes Indenture as in effect as of the Closing Date), and any Refinancing Indebtedness in respect thereof,

(i) Indebtedness in respect of the 3.875% Notes in an aggregate principal amount not in excess of the amount of such Indebtedness as of the Closing Date, and any Refinancing Indebtedness in respect thereof,

(j) Indebtedness in respect of letters of credit (in addition to the letters of credit described in (b) above) in an aggregate face amount not to exceed $1,000,000,

(k) Permitted Purchase Money Indebtedness,

(l) if after giving pro forma effect to the incurrence of Additional Unsecured Subordinated Indebtedness, the ratio of the aggregate principal amount of funded Indebtedness of the Borrower and its Subsidiaries (including the Loans, any 1.875% Notes, 2.750% Notes, 3.875% Notes, Refinancing Indebtedness in respect thereof, Second Lien Indebtedness and Additional Unsecured Subordinated Indebtedness) outstanding on the date of such incurrence to EBITDA for the four fiscal quarter period most recently ended for which financial statements are available is less than 2.5:1.0, Additional Unsecured Subordinated Indebtedness, and

(m) Permitted Intercompany Advances constituting Indebtedness.

Notwithstanding anything to the contrary contained herein, in no event shall any Indebtedness be Permitted Indebtedness if such Indebtedness constitutes “Designated Senior Indebtedness” (for purposes of any of the 1.875% Notes Indenture, the 3.875% Notes Indentures or the 2.750% Notes Indenture or any Refinancing Indebtedness with respect to the foregoing), other than Indebtedness evidenced by this Agreement and the Second Lien Indebtedness (if any).

“Permitted Intercompany Advances” means loans or payments after the Closing Date made by Borrower to any of its Subsidiaries, or by any of Borrower’s Subsidiaries to Borrower or another Subsidiary in the ordinary course of business for purposes of funding such Subsidiaries’ or Borrower’s necessary operating expenses in amounts consistent with past practices or for the purchase of products or services on terms consistent with a transaction negotiated at arms-length, so long as (other than with respect to any advances made to the Borrower to Deposit Accounts, Securities Accounts or Commodity Accounts over which the Agent has “Control” (as defined in the Security Agreement) pursuant to an effective Control Agreement): (i) no Default or Event of Default has occurred and is continuing or would result therefrom, (ii) both before and immediately after giving effect to such loan or payment, Borrower has Liquidity of greater than or equal to $8,000,000 and (iii) both before and immediately after giving effect to such loan or payment, the amount of cash and Cash Equivalents in Deposit Accounts, Securities Accounts or Commodity Accounts of the Borrower and its Subsidiaries outside of the United States is less than $7,000,000.

“Permitted Investments” means:

(a) Investments in cash and Cash Equivalents,

(b) advances made in connection with purchases of goods or services in the ordinary course of business consistent with past practice,

(c) Investments owned by Borrower or any of its Subsidiaries on the Closing Date and set forth on Schedule P-1, but not any increase in such Investments after the Closing Date,

(d) Permitted Intercompany Advances, it being understood and agreed that (i) any such advances shall be evidenced by the Intercompany Note, (ii) any such advance owed to Borrower shall be subject to a first priority Lien pursuant to the Security Agreement (iii) such advance or indebtedness shall be unsecured and subordinated in right of payment in full of the Obligations, and (iv) no such advances shall be made to Cognition Networks, LLC at any time, to any other Inactive Subsidiaries or, after the Closing Date, to Powerwave Cognition, Inc.,

(e) Equity Interests or other securities acquired involuntarily in connection with the satisfaction or enforcement of Indebtedness or claims due or owing to Borrower or its Subsidiaries (in bankruptcy of customers or suppliers or otherwise outside the ordinary course of business) or as security for any such Indebtedness or claims,

(f) deposits of cash made in the ordinary course of business to secure performance of operating leases and real property leases not to exceed $1,200,000 at any time outstanding, and

(g) non-cash loans to employees, officers, and directors of Borrower or any of its Subsidiaries for the purpose of purchasing stock in Borrower pursuant to a net cashless exercise under the terms of an equity award agreement so long as the proceeds of such loans are used in their entirety to purchase such stock in Borrower.

“Permitted Liens” means:

(a) Liens held by Agent to secure the Obligations,

(b) Liens for unpaid taxes, assessments, or other governmental charges or levies that either (i) are not yet delinquent, or (ii) could not reasonably be expected to, or do not,

have priority over Agent’s Liens and the underlying taxes, assessments, or charges or levies are the subject of Permitted Protests,

(c) judgment Liens arising solely as a result of the existence of judgments, orders, or awards that do not constitute an Event of Default,

(d) Liens set forth on Schedule P-2, provided that any such Lien only secures the Indebtedness that it secures on the Closing Date and any Refinancing Indebtedness in respect thereof,

(e) the interests of lessors under operating leases,

(f) (i) the interests of non-exclusive licensors under license agreements entered into prior to the Closing Date and (ii) from and after the Closing Date, non-exclusive licenses of patents, trademarks, copyrights, and other intellectual property rights in the ordinary course of business if such licensing constitutes a Permitted Disposition under clause (b) of such definition,

(g) Liens arising by operation of law (but in no event Liens imposed pursuant to Section 430(k) of the Internal Revenue Code or ERISA or a violation of Section 436 of the Internal Revenue Code) in favor of warehousemen, landlords, carriers, mechanics, materialmen, laborers, or suppliers, incurred in the ordinary course of business and not in connection with the borrowing of money, and which Liens either (i) are for sums not yet delinquent, or (ii) for sums that are overdue are the subject of Permitted Protests,

(h) with respect to any Real Property, easements, rights of way, and zoning restrictions that do not materially interfere with or impair the use or operation thereof,

(i) Liens that are replacements of Permitted Liens to the extent that the original Indebtedness is the subject of permitted Refinancing Indebtedness and so long as the replacement Liens only encumber those assets that secured the original Indebtedness,

(j) rights of setoff or bankers’ liens upon deposits of cash in favor of banks or other depository institutions, solely to the extent incurred in connection with the maintenance of such deposit accounts in the ordinary course of business,

(k) Liens in favor of customs and revenue authorities arising as a matter of law to secure payment of customs duties in connection with the importation of goods,

(l) purchase money Liens or the interests of lessors under capital leases to the extent that such Liens or interests secure Permitted Purchase Money Indebtedness and so long as (i) such Lien attaches only to the asset purchased or acquired and the proceeds thereof, and (ii) such Lien only secures the Indebtedness that was incurred to acquire the asset purchased or acquired or any Refinancing Indebtedness in respect thereof,

(m) other Liens which do not secure Indebtedness for borrowed money or letters of credit and as to which the aggregate amount of the obligations secured thereby does not exceed $100,000,

(r) Liens on Restricted Cash securing those letters of credit outstanding on the Closing Date set forth on Schedule 3.19 under the heading “Letters of Credit,” and Liens on Restricted Cash securing letters of credit permitted under clause (j) of the definition of Permitted Indebtedness, in each case, so long as the amount of Restricted Cash collateralizing or securing such letters of credit does not exceed (i) 105% of the face amount of such letters of credit for letters of credit issued in the United States and (ii) 115% of the face amount of such letters of credit for letters of credit issued outside of the United States,

(s) Liens held by the holders of Second Lien Indebtedness, and

(t) Liens on cash and Cash Equivalents held in Borrower’s Deposit Account with Wells Fargo in account XXXXX6393 for so long as (i) the amounts on deposit therein are required by Wells Fargo to cash collateralize the Borrower’s credit card with Wells Fargo and (ii) no more than $75,000 of cash and Cash Equivalents are on deposit in such Deposit Account at any time.

“Permitted Protest” means the right of Borrower or any of its Subsidiaries to protest any Lien (other than any Lien that secures the Obligations), taxes (other than payroll taxes or taxes that are the subject of a United States federal tax lien), or rental payment, provided that (a) a reserve with respect to such obligation is established on Borrower’s or its Subsidiaries’ books and records in such amount as is required under GAAP, (b) any such protest is instituted promptly and prosecuted diligently by Borrower or its Subsidiary, as applicable, in good faith, and (c) Agent is satisfied in its discretion that, while any such protest is pending, there will be no impairment of the enforceability, validity, or priority of any of the Agent’s Liens.

“Permitted Purchase Money Indebtedness” means, as of any date of determination, Purchase Money Indebtedness incurred after the Closing Date in an aggregate principal amount outstanding at any one time not in excess of $250,000.

“Person” means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, Governmental Authority or other entity.

“Plan” means any employee pension benefit plan (other than a Multiemployer Plan) subject to the provisions of Title IV of ERISA or Section 412 of the Code or Section 302 of ERISA, and in respect of which the Borrower or any ERISA Affiliate is (or, if such plan were terminated, would under Section 4069 of ERISA be deemed to be) an “employer” as defined in Section 3(5) of ERISA.

“Pre-Existing Borrower Intercompany Payables” has the meaning set forth in Section 6.01.

“Projections” means Borrower’s consolidated forecasted (a) balance sheets, (b) profit and loss statements, and (c) cash flow forecasts, all prepared on a pro forma basis consistent with Borrower’s historical consolidated financial statements, together with appropriate supporting details.

“Property” means any interest of any kind of property or asset, whether real, personal or mixed, and whether tangible or intangible.

“Purchase Money Indebtedness” means Indebtedness incurred at the time of, or within 20 days after, the acquisition of any fixed assets for the purpose of financing all or any part of the acquisition cost thereof.

“Qualified Plan” means a pension plan (as defined in Section 3(2) of ERISA) intended to be tax-qualified under Section 401(a) of the Code and which any member of the Controlled Group sponsors, maintains, or to which it makes, is making or is obligated to make contributions, or in the case of a multiple employer plan (as described in Section 4064(a) of ERISA) has made contributions at any time during the immediately preceding period covering at least five (5) plan years, but excluding any Multiemployer Plan.

“Real Property” means any estates or interests in real property now owned or hereafter acquired by Borrower or its Subsidiaries and the improvements thereto.

“Refinancing Indebtedness” means refinancings, renewals, or extensions of Indebtedness so long as:

(a) the terms and conditions of such refinancings, renewals, or extensions do not impair in any material respect the prospects of repayment of the Obligations by Borrower or impair Borrower’s creditworthiness in any material respect,

(b) such refinancings, renewals, or extensions do not result in an increase in the principal amount of the Indebtedness so refinanced, renewed, or extended,

(c) such refinancings, renewals, or extensions do not result in an increase in the interest rate with respect to the Indebtedness so refinanced, renewed, or extended,

(d) such refinancings, renewals, or extensions do not result in a shortening of the average weighted maturity of the Indebtedness so refinanced, renewed, or extended, nor are they on terms or conditions that, taken as a whole, are materially more burdensome or restrictive to Borrower,

(e) if the Indebtedness that is refinanced, renewed, or extended was subordinated in right of payment to the Obligations, then the terms and conditions of the refinancing, renewal, or extension must include subordination terms and conditions that are at least as favorable to the Lenders as those that were applicable to the refinanced, renewed, or extended Indebtedness,

(f) the Indebtedness that is refinanced, renewed, or extended is not recourse to any Person that is liable on account of the Obligations other than those Persons which were previously obligated with respect to the Indebtedness that was refinanced, renewed, or extended,

(g) at the time of such refinancing, renewal or extension, no Event of Default shall have occurred and be continuing or result therefrom,

(h) if the Indebtedness that is refinanced, renewed or extended is not secured by any Lien, such refinancing, renewal or extension shall not be secured by any Lien,

(i) the Indebtedness that is refinanced, renewed or extended may not be “Designated Senior Indebtedness” (for purposes of any of the 1.875% Notes Indenture, the 3.875% Notes Indentures or the 2.750% Notes Indenture), and

(j) the Indebtedness in place after such refinancing, renewal or extension does not mature, amortize, or contain any provision either (i) permitting the holders thereof to require the redemption, repurchase or prepayment thereof, or (ii) permitting any repayment of principal in part or in full by the Borrower, in each case, prior to the date that is 180 days after the Maturity Date.

For Indebtedness to constitute “Refinancing Indebtedness,” Borrower must deliver to the Agent a certificate executed by its chief financial officer certifying as to the accuracy of each of the conditions set forth in this definition not less than five Business Days prior to the issuance or incurrence of any Refinancing Indebtedness.

“Register” has the meaning set forth in Section 9.06(d).

“Registration Rights Agreement” means that certain Registration Rights Agreement dated as of the Closing Date, among the Borrower and Affiliates of the Agent.

“Related Party” means, with respect to any specified Person, such Person’s Affiliate and any respective shareholder, member, director, officer, trustee, employee, agent or advisor of such Person and such Person’s Affiliates.

“Required Lenders” means at any time the Lenders then holding at least a majority of the sum of (a) the aggregate unpaid principal balance of the Loans and (b) unfunded Delayed Draw Term Loan Commitments.

“Requirement of Law” means, as to any Person, any law (statutory or common), ordinance, treaty, rule, regulation, order, policy, other legal requirement or determination of an arbitrator or of a Governmental Authority, in each case applicable to or binding upon such Person or any of its Property or to which such Person or any of its Property is subject.

“Reserve Account” has the meaning set forth in Section 4.01(k).

“Responsible Officer” means the chief executive officer or the president of the Borrower or any other officer having substantially the same authority and responsibility as the chief executive officer or the president; or, with respect to compliance with financial covenants or delivery of financial information, the chief financial officer or the treasurer of the Borrower, or any other officer having substantially the same authority and responsibility.

“Restricted Cash” means cash and Cash Equivalents deposited with a third party or otherwise as security for performance of obligations and recorded as restricted cash in the Borrower’s consolidated financial statements in accordance with GAAP.

“Restricted Payment” means any dividend or other distribution (whether in cash, securities or other property), direct or indirect, with respect to any Equity Interests (including without limitation any preferred equities or warrants) in the Borrower or any of its Subsidiaries, or any payment (whether in cash, securities or other property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, acquisition, cancellation or termination of any such Equity Interests in the Borrower or any of its Subsidiaries or any option, warrant or other right to acquire any such Equity Interests in the Borrower or any of its Subsidiaries.

“S&P” has the meaning specified therefor in the definition of Cash Equivalents.

“Sales Support Services Agreements” means the agreements identified on Schedule S-1.

“Sale and Leaseback Transaction” means any sale or other transfer of assets or property by any Person with the intent to lease any such asset or property as lessee.

“Sanctioned Entity” means (a) a country or a government of a country, (b) an agency of the government of a country, (c) an organization directly or indirectly controlled by a country or its government, or (d) a Person resident in or determined to be resident in a country, in each case, that is subject to a country sanctions program administered and enforced by OFAC.

“Sanctioned Person” means a person named on the list of Specially Designated Nationals maintained by OFAC.

“Scheduled Maturity Date” means September 11, 2015; provided, however, that the Scheduled Maturity Date shall be automatically changed to be July 1, 2014 if, prior to July 1, 2014, (i) all principal and interest on the Borrower’s 3.875% Notes have not been paid in full, (ii) 100% of the holders of the 3.875% Notes have not fully converted all of the 3.875% Notes into equity pursuant to the terms of the 3.875% Notes Indenture, or (iii) the 3.875% Notes have not been refinanced in full with Refinancing Indebtedness that constitutes Permitted Indebtedness or refinanced in full with Second Lien Indebtedness.

“SEC” means the United States Securities and Exchange Commission.

“Second Interest Period” has the meaning set forth in Section 2.07(a).

“Second Interest Period Rate” has the meaning set forth in Section 2.07(a).

“Second Lien Indebtedness” means Indebtedness which:

(a) does not exceed $150,000,000 in the aggregate during the term of this Agreement,

(b) is subject to the execution by the Borrower, the Agent and the representative for such Second Lien Indebtedness of a “silent second” intercreditor agreement acceptable to the Agent in its discretion,

(c) the Borrower is the obligor, and there are no guarantors of such Second Lien Indebtedness other than guarantors of the Obligations hereunder,

(d) does not contain security provisions that are in any way more onerous than the provisions of the Security Agreement and is not secured by any assets that do not secure the Obligations hereunder,

(e) does not contain terms that are more onerous than the terms of this Agreement in any material respect as certified by the Borrower to the Agent,

(f) does not provide for a cash interest rate that is 2.5% higher than the cash interest rate set forth in Section 2.07(b)(i)(1) or Section 2.07(b)(ii)(1) applicable at the time of the issuance of any Second Lien Indebtedness,

(g) does not provide for a cash interest rate that will result in a higher cash interest expense for the Borrower in respect of such Second Lien Indebtedness prior to the Maturity Date of the Loans than the cash interest expense that is currently applicable to the 1.875% Notes, the 2.750% Notes or the 3.875% Notes being exchanged therefor,

(h) does not mature, amortize, or contain any provision either (i) permitting the holders thereof to require the redemption, repurchase or prepayment thereof, or (ii) permitting any repayment of principal in part or in full by the Borrower, in each case, prior to the date that is 180 days after the Maturity Date, and

(i) is either (x) issued in a non-cash exchange for all or a portion of the 1.875% Notes, the 2.750% Notes and/or the 3.875% Notes or (y) issued for cash, in which case any such cash must be used to prepay the Loans as set forth in Section 2.05.

“Securities Account” means a securities account (as that term is defined in the UCC).

“Security Agreement” means the Security Agreement dated as of the date hereof executed by the Borrower securing payment of the Obligations.

“Solvency Certificate” means a Solvency Certificate of the chief financial officer of Borrower substantially in the form of Exhibit C.

“Solvent” means, with respect to Borrower, that as of the date of determination, (i) the sum of the Borrower’s current liabilities does not exceed the present fair saleable value of Borrower’s assets; and (ii) Borrower’s capital, including proceeds from the Closing Date Term Loan, is not unreasonably small in relation to its business as contemplated on the Closing Date and reflected in the projections delivered prior to the Closing Date or otherwise pursuant to this Agreement or with respect to any transaction contemplated to be undertaken after the Closing Date. For purposes of this definition, the amount of any contingent liability at any time shall be computed as the amount that, in light of all of the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability (irrespective of whether such contingent liabilities meet the criteria for accrual under Statement of Financial Accounting Standards No. 5).

“Specified Deposit Accounts” has the meaning set forth in Section 3.31.

“Subsidiary” means, with respect to any Person (the “parent”) at any date, any corporation, limited liability company, partnership, association or other entity the accounts of which would be consolidated with those of the parent in the parent’s consolidated financial statements if such financial statements were prepared in accordance with GAAP as of such date, as well as any other corporation, limited liability company, partnership, association or other entity of which securities or other ownership interests representing more than 50% of the equity and more than 50% of the ordinary voting power or, in the case of a partnership, more than 50% of the general partnership interests are, as of such date, owned, controlled or held; provided, that for purposes of Section 5.03, Subsidiary shall exclude Inactive Subsidiaries.

“Taxes” means any and all present or future taxes, levies, imposts, duties, deductions, charges or withholdings imposed by any Governmental Authority.

“Transactions” means the execution, delivery and performance by the Borrower of this Agreement and the other Loan Documents (including performance of the covenants and agreements set forth herein), the borrowing of the Loan, and the use of the proceeds thereof.

“UCC” means the Uniform Commercial Code as in effect from time to time in the State of California; provided, that if, with respect to any financing statement or by reason of any provisions of law, the perfection or the effect of perfection or non-perfection of the security interests granted to the Agent for the benefit of the Lenders pursuant to the applicable Loan Document is governed by the Uniform Commercial Code as in effect in a jurisdiction of the United States other than California, then “UCC” means the Uniform Commercial Code as in effect from time to time in such other jurisdiction for purposes of the provisions of each Loan Document and any financing statement relating to such perfection or effect of perfection or non-perfection.

“Warrants” means warrants issued by the Borrower to purchase shares of common stock of the Borrower on the terms and conditions substantially as set forth in Exhibit D.

“Withdrawal Liability” means liability to a Multiemployer Plan as a result of a complete or partial withdrawal from such Multiemployer Plan, as such terms are defined in Part I of Subtitle E of Title IV of ERISA.

“Yield Differential” has the meaning set forth in Section 2.11(b).

SECTION 1.02. Terms Generally. The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include”, “includes” and “including” shall be deemed to be followed by the phrase “without limitation”. The word “will” shall be construed to have the same meaning and effect as the word “shall”. Unless the context requires otherwise, (i) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented, restated or otherwise modified (subject to any restrictions on such amendments, supplements, restatements or modifications set forth herein), (ii) any reference herein to any Person shall be construed to include such Person’s successors and assigns, (iii) the words “herein”, “hereof” and

“hereunder”, and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (iv) all references herein to Articles, Sections, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Exhibits and Schedules to, this Agreement and (v) the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights.

SECTION 1.03. Accounting Terms; GAAP. Except as otherwise expressly provided herein, all terms of an accounting or financial nature shall be construed in accordance with GAAP. Financial statements and other information to be provided in connection therewith shall be prepared in accordance with GAAP as in effect at the time of such preparation, except where otherwise noted by Borrower. Calculations in connection with the financial definitions and financial or negative covenants shall be made without giving effect to any election under FASB Accounting Standards Codification 810, 820 or 825 (or any other part of FASB Accounting Standards Codification having a similar result or effect) for all purposes hereunder, including to value any Indebtedness or other liabilities at “fair value” or to include any gain or loss attributable thereto in the calculation of net income (or loss). Notwithstanding anything in this Agreement to the contrary, if at any time any change in GAAP would affect the computation of any financial ratio or requirement set forth in any Loan Document, and Borrower or Agent shall so request, Borrower, Lenders and Agent shall negotiate in good faith to amend such ratio or requirement to preserve the original intent thereof in light of such change in GAAP; provided that until so amended, such ratio or requirement shall continue to be computed in accordance with GAAP prior to such change therein and Borrower shall provide to Agent reconciliation statements in connection therewith.

ARTICLE II

The Credit

SECTION 2.01. Commitments.

(a) On the terms and subject to the conditions contained in this Agreement, each Lender severally, but not jointly, agrees to make, on the Closing Date, Closing Date Term Loans to Borrower in an amount equal to such Lender’s Closing Date Term Loan Commitment.

(b) On the terms and subject to the conditions contained in this Agreement, each Lender severally, but not jointly, agrees to make, from time to time after the Closing Date, Delayed Draw Term Loans to Borrower in an amount equal to such Lender’s Delayed Draw Term Loan Commitment. Each Delayed Draw Term Loan shall be made by an irrevocable written request by the Chief Financial Officer of Borrower delivered to Agent (the “Borrowing Notice”). The Borrowing Notice must be received by Agent no later than 10:00 a.m. (California time) on the Business Day that is three Business Days prior to the requested date of funding the Delayed Draw Term Loan. Every Borrowing Notice must specify: (i) the amount of the Delayed Draw Term Loan, (ii) the requested funding date for the Delayed Draw Term Loan, which shall be a Business Day, (iii) that the conditions to funding the requested Delayed Draw Term Loan have been satisfied, and (iv) wire instructions.

The Loans made by each Lender and interest accruing thereon shall be evidenced by the records of Agent and such Lender, provided that the records of the Agent shall be conclusive absent manifest error. At the request of any Lender, Borrower shall reasonably promptly deliver a Note to such Lender. Amounts of Loans repaid may not be reborrowed.

SECTION 2.02. Repayment of Loans at Maturity. The Borrower hereby unconditionally promises to pay to the Lenders on the Maturity Date, the entire outstanding balance of the stated original principal amount of the Loans and all other outstanding amounts that remain due and payable under this Agreement and any Note (including accrued interest not previously paid in cash or interest that has been added to the principal amount of the Loans).

SECTION 2.03. Fees and Additional Consideration. The Borrower agrees to pay and/or deliver to the Agent those fees and other items of compensation set forth in the Fee Letter on the dates set forth for payment or delivery set forth therein.

SECTION 2.04. Optional Prepayment of Loan. The Borrower shall have the right at any time and from time to time to prepay the Loan in whole or in part, subject to Section 2.06 below. No later than 11:00 a.m. San Francisco time, at least three Business Days prior to the date of such prepayment, the Borrower shall notify each of the Lenders by telephone (with prompt written confirmation thereafter via facsimile or other electronic means) of such prepayment. Each notice shall be irrevocable and shall specify the prepayment date and the principal amount to be prepaid, although such notice may be conditioned on the closing of a refinancing in full of all Obligations under this Agreement. Prepayments shall be accompanied by accrued interest and premium on the amount being repaid.

SECTION 2.05. Mandatory Prepayments.

(a) In the event the Borrower receives cash consideration from the issuance or sale of any Disqualified Equity Interests or any of the Borrower’s Subsidiaries receives cash consideration from the issuance or sale of any of their respective Equity Interests (in each case, other than the issuance of Equity Interests that do not constitute Disqualified Equity Interests in exchange for cancellation of Indebtedness), or the Borrower or any of its Subsidiaries receives cash consideration from the incurrence by any of them of any Indebtedness for borrowed money (other than Indebtedness under this Agreement, Permitted Indebtedness (other than as noted in the proviso in this paragraph), and Permitted Intercompany Advances), then, in each case, within three Business Days after receipt of such consideration by any such Person, the Borrower shall make a mandatory prepayment of the Loan in an aggregate amount equal to 100% of such consideration received by such Person (net of reasonable related expenses); provided, however, notwithstanding anything to the contrary contained in this Section 2.05(a) but subject to Section 2.05(e), Section 2.05(f) and Section 2.06), (1) if the Borrower issues any Additional Unsecured Subordinated Indebtedness, the Borrower shall within three Business Days after receipt of any cash consideration for such issuance make a mandatory prepayment of the Loans in an aggregate amount to (i) 75% of such consideration received by the Borrower (net of reasonable related expenses), (ii) 50% of such consideration received by the Borrower (net of reasonable related expenses) if after giving pro forma effect to the incurrence of Additional Unsecured Subordinated Indebtedness, the ratio of the aggregate principal amount of funded Indebtedness of the Borrower and its Subsidiaries (including the Loans, any 1.875% Notes, 2.750% Notes,

3.875% Notes, Refinancing Indebtedness in respect thereof, Second Lien Indebtedness and Additional Unsecured Subordinated Indebtedness) outstanding on the date of such incurrence to EBITDA for the four fiscal quarter period most recently ended for which financial statements are available is greater than 1.0:1.0 but less than 2.0:1.0 or (iii) 25% of such consideration received by the Borrower (net of reasonable related expenses) if after giving pro forma effect to the incurrence of Additional Unsecured Subordinated Indebtedness, the ratio of the aggregate principal amount of funded Indebtedness of the Borrower and its Subsidiaries (including the Loans, any 1.875% Notes, 2.750% Notes, 3.875% Notes, Refinancing Indebtedness in respect thereof, Second Lien Indebtedness and Additional Unsecured Subordinated Indebtedness) outstanding on the date of such incurrence to EBITDA for the four fiscal quarter period most recently ended for which financial statements are available is less than 1.0:1.0 and (2) if there are any cash proceeds from the issuance of Second Lien Indebtedness, any such cash proceeds shall immediately be used to make a mandatory prepayment of the Loans in an aggregate amount equal to 100% of such proceeds.

(b) In the event the Borrower or any of its Subsidiaries receives any cash consideration in excess of $500,000 in the aggregate during the term of this Agreement (i) from the sale, transfer or other disposition of any asset or property (other than the sale, transfer or other disposition of Equity Interests subject to Section 2.05(a) above) outside the ordinary course of business or (ii) in connection with non-exclusive licensing set forth in clause (b)(ii) of the definition of “Permitted Disposition” (x) that is a one-time lump sum payment or (y) if the cash consideration received by the Borrower or its Subsidiaries during the first six months of such non-exclusive licensing arrangement exceeds, on a pro rata basis, the amount of cash consideration payable after the six month anniversary of entering into such non-exclusive licensing arrangement, then, in each case, within three Business Days after receipt of such consideration, the Borrower shall make a mandatory prepayment of the Loan in an aggregate amount equal to 100% of the amount of such consideration actually received by the Borrower or such Subsidiary, as the case may be, after the deduction (without duplication) of any reasonable and documented fees, costs or expenses payable by the Borrower or such Subsidiary, as the case may be, in respect of such sale, transfer or other disposition by the Borrower or such Subsidiary.

(c) In the event the Borrower or any of its Subsidiaries receives any tax refunds in excess of $100,000 individually, but excluding tax refunds for value added or similar taxes, or suffers an Event of Loss, then (i) the Borrower shall promptly notify the Agent of such tax refund or Event of Loss (including the amount of the estimated Net Proceeds to be received by the Borrower in respect thereof) and (ii) promptly upon receipt by the Borrower and/or any of its Subsidiaries of the Net Proceeds of such Event of Loss, the Borrower shall deliver, or cause to be delivered, such Net Proceeds to the Agent for distribution to the Lenders as a prepayment of the Loans. Notwithstanding the foregoing and provided no Default or Event of Default has occurred and is continuing, such prepayment shall not be required to the extent the Borrower reinvests the amount of the Net Proceeds of such Event of Loss, or a portion thereof, in productive assets of a kind then used or usable in the business of the Borrower, including the repair or reconstruction of property damaged in connection with the Event of Loss, within 90 days after the date of such Event of Loss or enter into a binding commitment thereof within said 90 day period and subsequently makes such reinvestment within 90 days thereafter.

(d) In the event that the Leverage Ratio as of the end of any fiscal year (commencing with the fiscal year ending on or about January 1, 2015) is greater than 3.0 to 1.0, then, in each case, within five Business Days after the earlier of the date that the Borrower’s annual financial statements are required to be delivered pursuant to Section 5.01 hereof for such fiscal year and the date such annual financial statements are delivered, the Borrower shall deliver to the Agent, for distribution to the Lenders, an amount equal to seventy-five percent (75%) of Excess Cash Flow (if any) (it being understood and agreed, that for the avoidance of doubt, the first possible payment date under this clause would be in connection with the delivery of the Borrower’s financial statements for the year ended on or about January 1, 2015).

(e) Notwithstanding any of the foregoing, any Lender may, in its sole discretion, decline in writing any prepayment owed to it required to be made pursuant to this Section 2.05 (but not with respect to any other Lender).

(f) Prepayments made hereunder shall be accompanied by accrued interest and premium, if any, on the amount being repaid.

SECTION 2.06. Prepayment Premium. Each prepayment pursuant to Sections 2.04 and 2.05 (other than a prepayment required by Section 2.05(c) or (d)) and any other principal prepayment or principal repayment of the Loans prior to September 11, 2014 (including without limitation, in connection with (i) the termination of this Agreement, (ii) the acceleration of the Obligations after the occurrence of an Event of Default, (iii) the sale of the Collateral in any Insolvency Proceeding, (iv) the foreclosure and sale of the Collateral or (v) the restructure, reorganization, or compromise of the Obligations by the confirmation of a plan of reorganization or any other plan of compromise, restructure, or arrangement in any Insolvency Proceeding (each of the foregoing (i) through (v), as mutually agreed by the parties hereto, as a reasonable estimation and calculation of the lost profits or damages of the Agent and the Lenders, resulting in the requisite payment of the following premium in view of the impracticability and extreme difficulty of ascertaining the actual amount of damages to the Agent and the Lenders or profits lost by the Agent and the Lenders as a result of such repayment or prepayment, but without in any way limiting Agent’s other remedies hereunder or under the other Loan Documents or the Obligations hereunder or under the Loan Documents)), shall be accompanied by a premium payable by Borrower equal to (i) if such prepayment or payment is made prior to September 11, 2013, 5.0% of the principal amount of the Loans so prepaid or paid and (ii) if such prepayment or payment is made on or after September 11, 2013 but prior to September 11, 2014, 3.0% of the principal amount of the Loans so prepaid or paid.

SECTION 2.07. Interest

(a) Subject to Section 2.07(c) and Section 2.11(b), all Loans shall bear interest on the unpaid principal amount thereof from the date such Loans are made until, in all cases, paid in full, except as otherwise provided in clause (c) below, as follows: (i) from the Closing Date until September 11, 2013 (the “Initial Interest Period”), at a rate of 14.00% per annum (the “Initial Interest Period Rate”) and (ii) commencing on September 11, 2013 and at all times thereafter (the “Second Interest Period”), at a rate of 17.00% per annum (the “Second Interest Period Rate”).

(b) Accrued interest on the outstanding principal balance of each Loan shall be paid partially in cash and partially in kind, as follows:

(i) During the Initial Interest Period, on each Interest Payment Date, the Initial Interest Period Rate shall be paid as follows: (1) Borrower shall pay to the Agent in immediately available funds to an account designated by the Agent, for distribution to the Lenders, cash pay interest of 4.00% per annum on the outstanding principal of the Loans and (2) interest of 10.00% per annum on the outstanding principal of the Loans shall be payable, at the Borrower’s option, in cash or in kind, with any amounts paid in kind being automatically added to the outstanding principal amount of the Loans; and

(ii) During the Second Interest Period, on each Interest Payment Date, the Second Interest Period Rate shall be paid as follows: (1) Borrower shall pay to the Agent in immediately available funds to an account designated by the Agent, for distribution to the Lenders, cash pay interest of 7.00% per annum on the outstanding principal of the Loans and (2) interest of 10.00% per annum on the outstanding principal of the Loans shall be payable, at the Borrower’s option, in cash or in kind, with any amounts paid in kind being automatically added to the outstanding principal amount of the Loans.

(c) After the occurrence and during the continuance of any Event of Default, the unpaid principal amount of the Loans shall bear interest at a per annum rate equal to the sum of the Initial Interest Period Rate (if during the Initial Interest Period) or the Second Interest Period Rate (if during the Second Interest Period) plus 2.00% (the “Default Rate”), beginning on the date of the occurrence of such Event of Default and ending on the date on which such Event of Default shall be cured or waived pursuant to the terms of this Agreement. All such interest shall be paid on demand by the Agent to the Borrower until the payment in full of the Loans hereunder or such Event of Default is no longer continuing.

(d) Interest shall be calculated on the basis of a 360-day year and shall be computed for each payment period on the outstanding aggregate principal amount for the actual number of days elapsed.

SECTION 2.08. Increased Costs.

(a) If Agent or any Lender determines (which determination shall, absent manifest error, be final and conclusive and binding upon all parties hereto) that any Change in Law shall:

(i) impose, modify or deem applicable any reserve, special deposit or similar requirement against assets of, deposits with or for the account of, or credit extended by, Agent or any Lender (or its applicable lending office or any company controlling Agent or such Lender);

(ii) subject Agent or such Lender (or its applicable lending office or any company controlling Agent or such Lender) to any additional Tax (other than any Tax on the overall net income of Agent or such Lender) with respect to this

Agreement or any other Loan Document or any of its obligations hereunder or thereunder or any payments to Agent or such Lender of principal, interest, fees or any other amount payment hereunder; or

(iii) impose on Agent or any Lender (or its applicable lending office or any company controlling Agent or such Lender) any other condition affecting this Agreement or the Loan;

and the result of any of the foregoing shall be to increase the cost to Agent or such Lender of making or maintaining the Loans or Commitments or to reduce the amount of any sum received or receivable by Agent or such Lender hereunder (or its applicable lending office or any company controlling Agent or such Lender) (whether of principal, interest or otherwise), then the Borrower will pay to Agent or such Lender, as the case may be, such additional amount or amounts as will compensate Agent or such Lender, as the case may be, for such additional costs incurred or reduction suffered.

(b) If Agent or any Lender determines (which determination shall, absent manifest error, be final and conclusive and binding upon all parties hereto) that any Change in Law regarding capital requirements has or would have the effect of reducing the rate of return on Agent’s or such Lender’s capital or on the capital of Agent’s or such Lender’s controlling company, if any, as a consequence of this Agreement or the Loans or Commitments of Agent or such Lender, to a level below that which Agent or such Lender or Agent’s or such Lender’s controlling company could have achieved but for such Change in Law (taking into account Agent’s or such Lender’s policies and the policies of Agent’s or such Lender’s controlling company with respect to capital adequacy), then from time to time the Borrower will pay to Agent or such Lender such additional amount or amounts as will compensate Agent or such Lender and/or Agent’s or such Lender’s controlling company for any such reduction suffered.

(c) A certificate of the Agent or the Lender setting forth the amount or amounts necessary to compensate the Agent, such Lender or any of their respective controlling companies, as the case may be, as specified in paragraph (a) or (b) of this Section shall be delivered to the Borrower and shall be conclusive absent manifest error. The Borrower shall pay to Agent or such Lender the amount shown as due on any such certificate within 10 days after receipt thereof.

(d) Failure or delay on the part of Agent or any Lender to demand compensation pursuant to this Section shall not constitute a waiver of Agent’s or such Lender’s right to demand such compensation; provided that the Borrower shall not be required to compensate Agent or a Lender pursuant to this Section for any increased costs or reductions incurred more than 270 days prior to the date that Agent or such Lender notifies the Borrower of the Change in Law giving rise to such increased costs or reductions and of Agent’s or such Lender’s intention to claim compensation therefor; provided further that, if the Change in Law giving rise to such increased costs or reductions is retroactive, then the 270-day period referred to above shall be extended to include the period of retroactive effect thereof.

SECTION 2.09. Taxes.

(a) Any and all payments by or on account of any obligation of the Borrower hereunder shall be made free and clear of and without deduction for any Indemnified Taxes; provided that if the Borrower shall be required to deduct any Indemnified Taxes from such payments, then:

(i) the sum payable shall be increased as necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section) the Lenders (as the case may be) receive an amount equal to the sum they would have received had no such deductions been made;

(ii) the Borrower shall make such deductions; and

(iii) the Borrower shall pay the full amount deducted to the relevant Governmental Authority in accordance with applicable law.

(b) In addition, the Borrower shall pay any Other Taxes to the relevant Governmental Authority in accordance with applicable law.

(c) The Borrower shall indemnify any Lender, within 10 days after written demand therefor, for the full amount of any Indemnified Taxes or Other Taxes paid by such Lender on or with respect to any payment by or on account of any obligation of the Borrower hereunder or under any other Loan Document (including Indemnified Taxes or Other Taxes imposed or asserted on or attributable to amounts payable under this Section) and any penalties, interest and reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes or Other Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to the Borrower by such Lender shall be conclusive absent manifest error.

(d) As soon as practicable after any payment of Indemnified Taxes or Other Taxes by the Borrower to a Governmental Authority, the Borrower shall deliver to the applicable Lender the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to such Lender.

(e) Any Foreign Lender that is entitled to an exemption from or reduction of withholding tax under the law of the United States or the jurisdiction in which the Borrower is located, or any treaty to which such jurisdiction is a party, with respect to payments under this Agreement shall deliver to the Borrower, at the time or times prescribed by applicable law, such properly completed and executed documentation prescribed by applicable law or reasonably requested by the Borrower as will permit such payments to be made without withholding or at a reduced rate.

SECTION 2.10. Payments Generally. The Borrower shall make each payment required to be made by it hereunder or under any other Loan Document (whether of principal, interest, fees, or of amounts payable under Section 2.04, 2.05, or otherwise) prior to the time expressly required hereunder or under such other Loan Document for such payment (or, if no time is expressly required, prior to 12:00 noon, San Francisco time) on the date when due, in immediately available funds, without set-off or counterclaim or withholding. Any amounts received after such time on any date shall be deemed to have been received on the next succeeding Business Day for purposes of calculating interest thereon. All such payments shall be made to the Agent at an account or to a location designated by the Agent or as otherwise specified in writing by the Agent to the Borrower. If any payment hereunder or under any other Loan Document shall be due on a day that is not a Business Day, the date for payment shall be extended to the next succeeding Business Day, and, in the case of any payment accruing interest, interest thereon shall be payable for the period of such extension. All payments hereunder or under any other Loan Document shall be made in United States dollars.

SECTION 2.11. Incremental Commitments.

(a) Provided that no Event of Default shall have occurred and be continuing, the Borrower may, by written notice to the Agent from time to time, request Incremental Term Loan Commitments in an amount not to exceed the Incremental Term Loan Amount from the Agent. Such notice shall set forth (i) the amount of the Incremental Term Loan Commitments being requested (which shall be in minimum increments of $1,000,000 and a minimum amount of $5,000,000 or such lesser amount equal to the remaining Incremental Term Loan Amount), (ii) the date on which such Incremental Term Loan Commitments are requested to become effective (which shall not be less than ten Business Days nor more than 60 days after the date of such notice), and (iii) whether such Incremental Term Loan Commitments are commitments to make additional Loans or commitments to make a new series of term loans with terms different from the Loans.

(b) The Agent shall be entitled to agree or decline to participate in any Incremental Term Loans in its sole discretion. The Borrower and the Agent, if the Agent agrees to provide any Incremental Term Loans, shall execute and deliver an Incremental Term Loan Assumption Agreement and such other documentation as the Agent shall reasonably specify to evidence the Incremental Term Loan Commitment. The terms and provisions of the Incremental Term Loans shall be identical to those of the Loans except as otherwise set forth herein or in the Incremental Term Loan Assumption Agreement unless otherwise agreed between the Agent and the Borrower. If the terms of the Incremental Term Loans are not identical to the Closing Date Term Loans, in any event, (i) the final maturity date of the Incremental Term Loans shall be no earlier than the Maturity Date, (ii) the average life to maturity of the Incremental Term Loans shall be no shorter than the average life to maturity of the Closing Date Term Loans and (iii) if the initial yield on such Incremental Term Loans (as determined by the Agent in its reasonable discretion) exceeds the yield then in effect for Closing Date Term Loans and Delayed Draw Term Loans, if any (the amount of such excess being referred to herein as the “Yield Differential”), then the yield then in effect for Closing Date Term Loans and Delayed Draw Term Loans, if any, shall automatically be increased by the Yield Differential, effective upon the making of the Incremental Term Loans. The Agent shall promptly notify each Lender as to the effectiveness of each Incremental Term Loan Assumption Agreement. Each of the parties hereto hereby agrees that, upon the effectiveness of any Incremental Term Loan Assumption Agreement, this Agreement shall be deemed amended to the extent (but only to the extent) necessary to reflect the existence and terms of the Incremental Term Loan Commitment and the

Incremental Term Loans evidenced thereby, and the Agent and the Borrower may revise this Agreement to evidence such amendments.

(c) Notwithstanding the foregoing, no Incremental Term Loan Commitment shall become effective under this Section 2.11 unless (i) on the date of such effectiveness, the conditions set forth in Section 4.02(a) shall be satisfied and the Agent shall have received a certificate to that effect dated such date and executed by a Responsible Officer of the Borrower and (ii) except as otherwise specified in the applicable Incremental Term Loan Assumption Agreement, the Agent shall have received legal opinions, board resolutions and other closing certificates reasonably requested by the Agent.

ARTICLE III

Representations and Warranties

In order to induce the Lenders to enter into this Agreement, Borrower makes the following representations and warranties to the Lenders which shall be true, correct, and complete, in all material respects, as of the Closing Date, and as of the date of the making of each Loan made thereafter (except to the extent that such representations and warranties expressly relate solely to an earlier date), and such representations and warranties shall survive the execution and delivery of this Agreement:

SECTION 3.01. Organization; Qualification; Subsidiaries.

(a) Borrower (i) is duly organized and validly existing and in good standing under the laws of the jurisdiction of its organization, (ii) qualified to do business in any jurisdiction where the failure to be so qualified reasonably could be expected to result in a Material Adverse Effect, and (iii) has all requisite power and authority to own and operate its properties, to carry on its business as now conducted and as proposed to be conducted, to enter into the Loan Documents to which it is a party and to carry out the transactions contemplated thereby.

(b) Set forth on Schedule 3.01(b) is a complete and accurate description of the authorized Equity Interests of Borrower and its Subsidiaries, by class, and, as of the Closing Date, a description of the number of shares and percentage of each such class that are issued and outstanding. Other than as described on Schedule 3.01(b), there are no subscriptions, options, warrants, or calls relating to any shares of Borrower’s or any of its Subsidiaries’ capital stock, including any right of conversion or exchange under any outstanding security or other instrument. Borrower is not subject to any obligation (contingent or otherwise) to repurchase or otherwise acquire or retire any shares of its capital stock or any security convertible into or exchangeable for any of its capital stock. Set forth on Schedule 3.01(c) is a complete and accurate list of the Borrower’s direct and indirect Subsidiaries, showing the percentage of the outstanding shares of each class of capital stock of each such Subsidiary owned directly or indirectly by Borrower. All of the outstanding capital stock of each such Subsidiary has been validly issued and is fully paid and non-assessable.

SECTION 3.02. Due Authorization; No Conflicts.

(a) The execution, delivery, and performance by Borrower of the Loan Documents to which it is a party have been duly authorized by all necessary action on the part of Borrower.

(b) The execution, delivery, and performance by Borrower of the Loan Documents to which it is a party and the consummation of the transactions contemplated by the Loan Documents do not and will not (i) violate any material provision of federal, state, or local law or regulation applicable to Borrower or its Subsidiaries, the Organizational Documents of Borrower or its Subsidiaries, or any order, judgment, or decree of any court or other Governmental Authority binding on Borrower or its Subsidiaries, (ii) conflict with, result in a breach of, or constitute (with due notice or lapse of time or both) a default under any Material Contract of Borrower or its Subsidiaries except to the extent that any such conflict, breach or default could not individually or in the aggregate reasonably be expected to have a Material Adverse Effect, (iii) result in or require the creation or imposition of any Lien of any nature whatsoever upon any assets of Borrower or its Subsidiaries, other than Permitted Liens, and (iv) require any approval of Borrower’s interestholders or any approval or consent of any Person under any Material Contract of Borrower or its Subsidiaries, other than consents or approvals that have been obtained and that are still in force and effect and except, in the case of such Material Contracts, for consents or approvals, the failure to obtain could not individually or in the aggregate reasonably be expected to cause a Material Adverse Effect. Notwithstanding the foregoing, the execution, delivery, and performance by Borrower of the Loan Documents to which it is a party and the consummation of the transactions contemplated by the Loan Documents do not and will not conflict with, result in a breach of, or constitute (with due notice or lapse of time or both) a default under any of the 1.875% Notes Documents, the 2.750% Notes Documents or the 3.875% Notes Documents.

SECTION 3.03. Governmental Consents. The execution, delivery, and performance by Borrower of the Loan Documents to which Borrower is a party and the consummation of the transactions contemplated by the Loan Documents do not and will not require any registration with, consent, or approval of, or notice to, or other action with or by, any Governmental Authority, other than consents or approvals that have been obtained and that are still in force and effect and except for filings and recordings with respect to the Collateral to be made, or otherwise delivered to the Agent for filing or recordation, as of the Closing Date.

SECTION 3.04. Binding Obligations; Perfected Liens.

(a) Each Loan Document to which Borrower is a party has been duly executed and delivered by Borrower and is the legally valid and binding obligation of Borrower, enforceable against Borrower in accordance with its respective terms, except as enforcement may be limited by equitable principles or by bankruptcy, insolvency, reorganization, moratorium, or similar laws relating to or limiting creditors’ rights generally.

(b) The Agent’s Liens in the Collateral are validly created, perfected (other than any Deposit Accounts, Commodity Accounts and Securities Accounts not subject to a Control Agreement as permitted by Section 6.04, and subject only to the filing of financing statements), and first priority Liens, subject only to Permitted Liens.

SECTION 3.05. Title to Assets; No Encumbrances. Borrower and its Subsidiaries have (i) good, sufficient and legal title to (in the case of fee interests in Real Property), (ii) valid leasehold interests in (in the case of leasehold interests in real or personal property), (iii) valid licensed rights in (in the case of licensed interest in intellectual property), and (iv) good and marketable title to (in the case of all other personal property), all of their respective assets. All of such assets are free and clear of Liens except for Permitted Liens.

SECTION 3.06. Jurisdiction of Organization; Location of Chief Executive Office; Organizational Identification Number; Commercial Tort Claims.

(a) The name of (within the meaning of Section 9-503 of the UCC) and jurisdiction of organization of Borrower and each of its Subsidiaries is set forth on Schedule 3.06(a).

(b) The chief executive office of Borrower and each of its Subsidiaries is located at the address indicated on Schedule 3.06(b) (as updated from time to time).

(c) Borrower’s and each of its Subsidiaries’ tax identification numbers and organizational identification numbers, if any, are identified on Schedule 3.06(c).

(d) As of the Closing Date, neither Borrower nor any of its Subsidiaries holds any commercial tort claims that exceed $25,000 in amount, except as set forth on Schedule 3.06(d).

SECTION 3.07. Litigation.

(a) Except as set forth on Schedule 3.07(a), there are no actions, suits, or proceedings pending or, to the best knowledge of Borrower, threatened against Borrower or any of its Subsidiaries that either individually or in the aggregate could reasonably be expected to result in a Material Adverse Effect.

(b) Schedule 3.07(b) sets forth a complete and accurate description, with respect to each of the actions, suits, or proceedings with asserted liabilities in excess of, or that could reasonably be expected to result in liabilities in excess of, $250,000 that, as of the Closing Date, is pending or, to the best knowledge of Borrower, threatened against Borrower or any of its Subsidiaries, of (i) the parties to such actions, suits, or proceedings, (ii) the nature of the dispute that is the subject of such actions, suits, or proceedings, (iii) the status, as of the Closing Date, with respect to such actions, suits, or proceedings, and (v) whether any liability of Borrower and its Subsidiaries in connection with such actions, suits, or proceedings is covered by insurance.

SECTION 3.08. Compliance with Laws. Neither Borrower nor any of its Subsidiaries (a) is in violation of any applicable laws, rules, regulations, executive orders, or codes (including Environmental Laws) that, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect, or (b) is subject to or in default with respect to any final judgments, writs, injunctions, decrees, rules or regulations of any court or any federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, that, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

SECTION 3.09. Historical Financial Statements; No Material Adverse Effect. All financial statements relating to Borrower and its Subsidiaries that have been delivered by Borrower to Agent have been prepared in accordance with GAAP (except, in the case of unaudited financial statements, for the lack of footnotes and being subject to year-end audit adjustments) and present fairly in all material respects, Borrower’s and its Subsidiaries’ consolidated financial condition as of the date thereof and results of operations and cash flows for the period then ended. As of the Closing Date, neither Borrower nor any of its Subsidiaries has any contingent liability or liability for Taxes, long-term lease or unusual forward or long-term commitment that is not reflected in the delivered consolidated financial statements or the notes thereto and which in any such case is material in relation to the business, operations, properties, assets or condition (financial or otherwise) of Borrower and any of its Subsidiaries taken as a whole. Since January 1, 2012, other than as described in the Borrower’s 10-K for the period ended January 1, 2012 or the Borrower’s 10-Q for the period ended on or about July 1, 2012, no event, circumstance, or change has occurred that has or could reasonably be expected to result in a Material Adverse Effect with respect to Borrower and its Subsidiaries.

SECTION 3.10. Fraudulent Transfer.

(a) Borrower is, and, upon the incurrence of any Obligation on any date on which this representation and warranty is made, will be, on a consolidated basis, Solvent.

(b) No transfer of property is being made by Borrower and no obligation is being incurred by Borrower in connection with the transactions contemplated by this Agreement or the other Loan Documents with the intent to hinder, delay, or defraud either present or future creditors of Borrower.

SECTION 3.11. Employee Benefits. Borrower, its Subsidiaries, and their ERISA Affiliates do not maintain or contribute to any Benefit Plan, have not at any time within the past six years maintained or contributed to any Benefit Plan, and do not have any obligation to maintain or contribute to any Benefit Plan.

SECTION 3.12. Environmental Condition. Except as set forth on Schedule 3.12, (a) neither Borrower’s nor its Subsidiaries’ properties or assets has ever been used by Borrower, its Subsidiaries, or, to Borrower’s knowledge, by previous owners or operators in the disposal of, or to produce, use, store, handle, treat, release, or transport, any Hazardous Materials, where such disposal, production, use, storage, handling, treatment, release or transport was in violation of, or requires investigation, remediation or other response action under, in any material respect, any applicable Environmental Law, (b) to Borrower’s knowledge, neither Borrower’s nor its Subsidiaries’ properties or assets has ever been designated or identified in any manner pursuant to any Environmental Laws as a Hazardous Materials disposal site, (c) neither Borrower nor any of its Subsidiaries has received notice that a Lien arising under any Environmental Law has attached to any revenues or to any Real Property owned or operated by Borrower or its Subsidiaries, and (d) neither Borrower nor any of its Subsidiaries nor, to Borrower’s knowledge, any of their respective facilities or operations is subject to any outstanding written order, judgment, consent decree, or settlement agreement with any Person relating to any Environmental Law or Environmental Liability that, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect. Except as set forth on Schedule 3.12, there are and, to the Borrower’s knowledge, have been, no conditions, occurrences, or activities concerning Hazardous Materials which could reasonably be expected to form the basis of Environmental Liability or a claim under any Environmental Law against Borrower or any of its Subsidiaries that, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect. Compliance with all current or reasonably foreseeable future requirements pursuant to or under Environmental Laws could not be reasonably expected to have, individually or in the aggregate, a Material Adverse Effect.

SECTION 3.13. Intellectual Property. Borrower and its Subsidiaries own, or hold licenses in, all trademarks, trade names, copyrights, patents, and licenses that are necessary to the conduct of its business as currently conducted, and attached hereto as Schedule 3.13 (as updated from time to time) is a true, correct, and complete listing as of the Closing Date, or the date of the making of a Loan after the Closing Date, as applicable, of all (a) material trademarks, trade names, copyrights, patents, and licenses as to which Borrower or one of its Subsidiaries is the owner or is an exclusive licensee, and (b) all material licenses of intellectual property of any third party (including any affiliate) to which Borrower or one of its Subsidiaries is a party.

SECTION 3.14. Leases. Borrower and its Subsidiaries enjoy peaceful and undisturbed possession under all leases material to their business and to which they are parties or under which they are operating, and, subject to Permitted Protests, all of such material leases are valid and subsisting and no material default by the Borrower or its Subsidiaries exists under any of them.

SECTION 3.15. Deposit Accounts, Commodity Accounts and Securities Accounts. Set forth on Schedule 3.15 as of the Closing Date is a listing of all of Borrower’s and its Subsidiaries’ Deposit Accounts, Commodity Accounts and Securities Accounts, including, with respect to each bank or securities intermediary or commodity intermediary (a) the name and address of such Person, and (b) the account numbers of the Deposit Accounts, Commodity Accounts or Securities Accounts maintained with such Person.

SECTION 3.16. Complete Disclosure. All factual information (taken as a whole) furnished by or on behalf of Borrower or its Subsidiaries in writing to Agent or any Lender (including all information contained in the Schedules hereto or in the other Loan Documents) for purposes of or in connection with this Agreement, the other Loan Documents, or any transaction contemplated herein or therein is, and all other such factual information (taken as a whole) hereafter furnished by or on behalf of Borrower or its Subsidiaries in writing to Agent or any Lender will be, true and accurate, in all material respects, on the date as of which such information is dated or certified and not incomplete by omitting to state any fact necessary to make such information (taken as a whole) not misleading in any material respect at such time in light of the circumstances under which such information was provided. As of the date on which any Projections are delivered to Agent, such Projections represent Borrower’s good faith estimate of the Borrower’s and its Subsidiaries’ future performance for the periods covered thereby based upon assumptions believed by Borrower to be reasonable at the time of the delivery thereof to Agent (it being understood that such projections and forecasts are subject to uncertainties and contingencies, many of which are beyond the control of Borrower and its Subsidiaries and no assurances can be given that such projections or forecasts will be realized).

SECTION 3.17. Material Contracts. Set forth on Schedule 3.17 (as updated from time to time) is a list of the Material Contracts of Borrower and its Subsidiaries as of the Closing Date and as of each date of the making of a Loan after the Closing Date, as applicable. Except for matters which, either individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect, each Material Contract (other than those that have expired at the end of their normal terms) (a) is in full force and effect and is binding upon and enforceable against Borrower or its Subsidiary and, to the best of Borrower’s knowledge, each other Person that is a party thereto in accordance with its terms, (b) has not been otherwise amended or modified (other than amendments or modifications permitted by this Agreement), and (c) is not in default due to the action or inaction of Borrower or its Subsidiary.

SECTION 3.18. Patriot Act. To the extent applicable, Borrower and each of its Subsidiaries is in compliance, in all material respects, with the (a) Trading with the Enemy Act, as amended, and each of the foreign assets control regulations of the Untied States Treasury Department (31 CFR, Subtitle B, Chapter V, as amended) and any other enabling legislation or executive order relating thereto, and (b) Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism (USA Patriot Act of 2001) (the “Patriot Act”). No part of the proceeds of the loans made hereunder will be used, directly or indirectly, for any payments to any governmental official or employee, political party, official of a political party, candidate for political office, or anyone else acting in an official capacity, in order to obtain, retain or direct business or obtain any improper advantage, in violation of the United States Foreign Corrupt Practices Act of 1977, as amended.

SECTION 3.19. Indebtedness. Set forth on Schedule 3.19 is a true and complete list of all Indebtedness of Borrower and each of its Subsidiaries outstanding immediately prior to the Closing Date that is to remain outstanding after the Closing Date and such Schedule accurately sets forth the aggregate principal amount of such Indebtedness as of the Closing Date.

SECTION 3.20. Payment of Taxes. Except as set forth on Schedule 3.20 or as otherwise permitted under Section 5.05, all tax returns and reports of Borrower and its Subsidiaries required to be filed by any of them have been timely filed, and all taxes shown on such tax returns to be due and payable and all assessments, fees and other governmental charges upon Borrower and its Subsidiaries and upon their respective assets, income, businesses and franchises that are due and payable have been paid when due and payable. Borrower and each of its Subsidiaries have made adequate provision in accordance with GAAP for all taxes not yet due and payable. Borrower knows of no proposed tax assessment against Borrower or any of its Subsidiaries that is not being actively contested by Borrower or such Subsidiary diligently, in good faith, and by appropriate proceedings; provided such reserves or other appropriate provisions, if any, as shall be required in conformity with GAAP shall have been made or provided therefor. Neither Borrower nor any of its Subsidiaries has ever been a party to any understanding or arrangement constituting a “tax shelter” within the meaning of Section 6662(d)(2)(C)(iii) of the Code or within the meaning of Section 6111(c) or Section 6111(d) of the Code as in effect immediately prior to the enactment of the American Jobs Creation Act of

2004 or has ever “participated” in a “reportable transaction” within the meaning of Treasury Regulation Section 1.6011-4.

SECTION 3.21. Government Regulation. Neither Borrower nor any of its Subsidiaries is subject to regulation under the Federal Power Act or the Investment Company Act of 1940 or under any other federal or state statute or regulation which may limit its ability to incur Indebtedness or which may otherwise render all or any portion of the Obligations unenforceable. Neither Borrower nor any of its Subsidiaries is a “registered investment company” or a company “controlled” by a “registered investment company” or a “principal underwriter” of a “registered investment company” as such terms are defined in the Investment Company Act of 1940.

SECTION 3.22. OFAC. Neither Borrower nor any of its Subsidiaries is in violation of any of the country or list based economic and trade sanctions administered and enforced by OFAC. Neither Borrower nor any of its Subsidiaries (a) is a Sanctioned Person or a Sanctioned Entity, (b) has more than 10% of its assets located in Sanctioned Entities, or (c) derives more than 10% of its revenues from investments in, or transactions with Sanctioned Persons or Sanctioned Entities. The proceeds of any Loan will not be used to fund any operations in, finance any investments or activities in, or make any payments to, a Sanctioned Person or a Sanctioned Entity.

SECTION 3.23. Location of Inventory and Equipment. Except as set forth on Schedule 3.23, the Inventory and Equipment (other than (a) vehicles or Equipment out for repair, (b) Inventory and Equipment sold to the extent a Permitted Disposition and (c) test Equipment and Inventory delivered to Borrower’s contract manufacturers in the ordinary course of business for use in the manufacture and repair of Borrower’s products) of Borrower and its Subsidiaries are not stored with a bailee, warehouseman, or similar party and are located only at, or in-transit between, the locations identified on Schedule 3.23.

SECTION 3.24. Inventory Records. Borrower keeps correct and accurate records itemizing and describing the type, quality, and quantity of its and its Subsidiaries’ Inventory and the book value thereof.

SECTION 3.26. Inactive Subsidiaries. Except for Powerwave Cognition, Inc., the Inactive Subsidiaries do not (a) own any assets (other than any assets having a net book value of less than $10,000 for each such Inactive Subsidiary or $20,000 in the aggregate for all Inactive Subsidiaries that are Domestic Subsidiaries), (b) have any liabilities (other than any liabilities of a de minimis nature), or (c) engage in any business activity. As of the Closing Date, except for Powerwave Cognition, Inc., each of the Domestic Subsidiaries of the Borrower (including but not limited to Cognition Networks, LLC and Powerwave Asia, Inc.) are Inactive Subsidiaries. Powerwave Cognition, Inc. does not engage in any business activity nor does it have any intentions of doing so, it holds assets of less than $75,000 in value, and its only material liabilities are intercompany indebtedness owed to the Borrower and reflected under “Intra-Company Advances” on Schedule 3.19.

SECTION 3.26. Margin Stock. Neither Borrower nor any of its Subsidiaries is engaged principally, or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying any Margin Stock. No part of the proceeds of the Loans made to Borrower will be used to purchase or carry any such Margin Stock or to extend credit to others for the purpose of purchasing or carrying any such margin stock or for any purpose that violates, or is inconsistent with, the provisions of Regulation T, U or X of the Board of Governors or any other regulations thereof or to violate the Exchange Act.

SECTION 3.27. Accounts.

(a) As to each Account owed to the Borrower, such Account is (i) a bona fide existing payment obligation of the applicable Account Debtor created by the sale and delivery of Inventory or the rendition of services to such Account Debtor in the ordinary course of Borrower’s business and (ii) owed to Borrower without any known defenses, disputes, offsets, counterclaims, or rights of return or cancellation.

(b) As of the Closing Date, all Accounts of the Borrower and its Subsidiaries are lawfully owned by Borrower (other than as explicitly set forth on Schedule 3 to the Perfection Certificate as of the Closing Date, which are the only Accounts owned by any of the Borrower’s Subsidiaries and not by Borrower), and, without limiting the generality of the foregoing: (i) such Accounts are owed to the Borrower in connection with purchase orders or contracts issued by the applicable Account Debtors to Borrower for the sale of Inventory or the rendition of services by Borrower to such Account Debtors, (ii) to the extent that a Subsidiary of Borrower receives a purchase order or contract for such sale of Inventory or rendition of services, its receipt of such purchase order or contract is solely in its capacity as a service provider (a “Subsidiary Service Provider”) to Borrower pursuant to one of the Sales Support Services Agreements, and (iii) any invoice sent to the applicable Account Debtors in connection with such sale of Inventory or rendition of services has been sent directly by Borrower to such Account Debtors. No Subsidiary Service Provider has any authority to sign or accept purchase orders or contracts on behalf of Borrower or to sign or issue invoices on behalf of Borrower. Each of the Sales Support Services Agreements (A) is in full force and effect and is binding upon and enforceable against each Person that is a party thereto in accordance with its terms, and (B) has not been amended or modified since the Closing Date.

(c) No Subsidiary of Borrower has any interest in any Account other than as explicitly set forth on Schedule 3 to the Perfection Certificate.

SECTION 3.28. Convertible Notes Documents. All Obligations hereunder and under the other Loan Documents constitutes Designated Senior Indebtedness under each of the 1.875% Notes Indenture, the 2.750% Notes Indenture and the 3.875% Notes Indenture. Prior to the incurrence of any Second Lien Indebtedness, no Designated Senior Indebtedness exists other than the Obligations evidenced by this Agreement and the other Loan Documents, and after the incurrence of any Second Lien Indebtedness, no Designated Senior Indebtedness will exist other than the Obligations evidenced by this Agreement and the other Loan Documents and such Second Lien Indebtedness.

SECTION 3.29. No Restricted Payments. Since January 1, 2012, neither Borrower nor any of its Subsidiaries has directly or indirectly declared, ordered, paid or made, or set apart any sum or property for, any Restricted Payment.

SECTION 3.30. No Defaults. Neither Borrower nor any of its Subsidiaries is in default in the performance, observance or fulfillment of any of the obligations, covenants or conditions contained in any of its Material Contracts (other than the 1.875% Notes Documents, the 2.750% Notes Documents and the 3.875% Notes Documents), and, to the Borrower’s knowledge, no condition exists which, with the giving of notice or the lapse of time or both, could constitute such a default, except where the consequences, direct or indirect, of such default or defaults, if any, could not reasonably be expected to have a Material Adverse Effect. Neither Borrower nor any of its Subsidiaries is in default in the performance, observance or fulfillment of any of the obligations, covenants or conditions contained in any of the 1.875% Notes Documents, the 2.750% Notes Documents or the 3.875% Notes Documents, and, to the Borrower’s knowledge, no condition exists which, with the giving of notice or the lapse of time or both, could constitute such a default.

SECTION 3.31. Cash Management. Any payments made in respect of any Accounts owned by the Borrower (including without limitation any Accounts owed by the United States governmental or any instrumentality, department or agency thereof), any proceeds from the sale or other disposition of any Inventory or Equipment by the Borrower, any proceeds of any licensing of intellectual property by the Borrower, and any royalties obtained by the Borrower, are paid directly to one of the following four deposit accounts of the Borrower with Wells Fargo Bank, National Association in California by the applicable Account Debtor, the purchaser of Inventory or Equipment, or the applicable licensee (or their respective Affiliates): account number XXXX896021, XXXX896054, XXXX009455 or XXXX009448 (collectively, the “Specified Deposit Accounts”). Pursuant to one or more Control Agreements among the Borrower, the Agent and Wells Fargo Bank, National Association dated as of the Closing Date, the Agent has “Control” (as defined in the Security Agreement) over each Specified Deposit Account, and other than customary rights of setoff in favor of Wells Fargo Bank, National Association as the depository institution and the interest of the Borrower and the Agent, no other Person has any interest or Lien in any Specified Deposit Account. Substantially all of the Inventory and Equipment and the majority of the intellectual property of the Borrower and its Subsidiaries are owned by, and, to the extent applicable, registered in the name of, the Borrower.

ARTICLE IV

Conditions

SECTION 4.01. Closing Date. The obligations of the Lenders to make the Closing Date Term Loans hereunder is subject to the satisfaction, or waiver in writing in accordance with Section 9.01, of the following conditions on or before the Closing Date:

(a) The Agent shall have received either (i) an original counterpart of each applicable Loan Document duly executed and delivered by an officer of the Borrower or other party thereto, as applicable or (ii) written evidence satisfactory to the Agent (which may include facsimile transmission of a signed signature page thereto or other electronic transmission, such as a “pdf” or “tif” file) that the Borrower has duly executed a counterpart of each applicable Loan Document,

(b) The Agent shall have received any such documents as it may reasonably request in connection with the creation, perfection and priority of its security interest including without limitation (and in each case in form and substance satisfactory to the Agent):

(i) a completed Perfection Certificate, dated the Closing Date and executed by an officer of each Credit Party, together with all attachments contemplated thereby;

(ii) fully executed intellectual property security agreements, in proper form for filing or recording in all appropriate places in all applicable jurisdictions, memorializing and recording the encumbrance of the relevant intellectual property assets;

(iii) UCC-1 financing statements in appropriate form for filing in the appropriate jurisdictions;

(iv) fully executed Control Agreements in respect of the Borrower’s Specified Deposit Accounts and such other deposit accounts and securities accounts as may be specified by the Agent; and

(v) an executed Intercompany Note, executed by Borrower and each of its Subsidiaries.

(c) The Agent shall have received, in respect of Borrower, (i) sufficient copies of each Organizational Document as Agent shall request, and, to the extent applicable, certified as of the Closing Date or a recent date prior thereto by the appropriate Governmental Authority; (ii) signature and incumbency certificates of the officers of Borrower; (iii) resolutions of the Board of Directors or similar governing body of Borrower approving and authorizing the execution, delivery and performance of this Agreement and the other Loan Documents to which it is a party or by which it or its assets may be bound as of the Closing Date, certified as of the Closing Date by its secretary or an assistant secretary as being in full force and effect without modification or amendment; (iv) a good standing certificate from the applicable Governmental Authority of Borrower’s jurisdiction of incorporation, organization or formation and in each jurisdiction in which it is qualified as a foreign corporation or other entity to do business, each dated the Closing Date or a recent date prior thereto; (v) signature and incumbency certificates of one or more officers of Borrower and (vi) such other documents as Agent may reasonably request.

(d) The Lenders shall have received the executed legal opinion of Stradling Yocca Carlson & Rauth, counsel to the Borrower, dated the Closing Date and in form and substance reasonably satisfactory to the Agent.

(e) The Lenders shall have received such UCC, tax, judgment and bankruptcy searches as it shall request.

(f) No Default shall have occurred and be continuing on the Closing Date or would occur after giving effect to the funding of Loans on the Closing Date, the application of the proceeds of such Loans as provided herein, and the payment of all estimated legal, underwriting, banking, accounting and other fees related hereto in accordance with the terms of this Agreement, and the representations and warranties contained in this Agreement and each other Loan Document, and the representations and warranties contained in each certificate or other writing delivered to the Lenders in satisfaction of the conditions set forth in this Section 4.01 prior to or on the Closing Date, except to the extent such representations and warranties expressly relate to an earlier date (in which case they shall be true as of such earlier date), shall be correct in all material respects on and as of the Closing Date.

(g) The Lenders shall have received a Solvency Certificate duly executed by the Chief Financial Officer of the Borrower.

(h) The Lenders shall have received original stock certificates representing all certificated outstanding shares of capital stock of each direct Subsidiary of Borrower, other than Powerwave Cognition, Inc., all Inactive Subsidiaries, Powerwave Technologies Research and Development India Pvt Ltd, Powerwave Technologies India Pvt. Ltd, Remec Manufacturing Philippines, Powerwave Holdings Philippines, Inc., Microwave Ventures, Inc. and Powerwave Finland Oy, together with an undated stock power or transfer power for each of such certificates, duly executed in blank by an authorized officer of the pledgor thereof.

(i) The Borrower shall have sent notification letters (such notification letters to be in form and substance satisfactory to the Agent) on or prior to the Closing Date to such Account Debtors mutually agreed between the Agent and the Borrower (collectively, the “Notification Letters”).

(j) All governmental and third party approvals necessary or, in the discretion of the Agent, advisable in connection with the financing contemplated hereby and the continuing operations of the Borrower and its Subsidiaries shall have been obtained and be continuing in full force and effect.

(k) The Agent shall have received all fees and other amounts invoiced and due and payable on or prior to the Closing Date (including without limitation those set forth in Section 2.03) and, to the extent invoiced, reimbursement or payment of all out-of-pocket expenses required to be reimbursed or paid by the Borrower hereunder.

(l) The Borrower shall have made arrangements to fully fund a reserve account (the “Reserve Account”) with $5,000,000 out of the Closing Date Term Loan and the Agent shall have control over the Reserve Account satisfactory to the Agent.

(m) All other legal and regulatory matters shall be satisfactory to the Lenders.

(n) There shall be no pending or threatened litigation, arbitration, administrative proceeding or consent decree that would reasonably be expected to (i) result in a Material Adverse Effect or (ii) have a material adverse effect on the ability of the Borrower to consummate the Transactions.

(o) The Agent shall have received a reasonably customary insurance certificate naming it as additional insured or loss payee, as the case may be, together with such endorsements in favor of the Agent with respect to the insurance policies or other instruments or documents evidencing insurance coverage in accordance with Section 5.06.

(p) The Borrower shall have executed and delivered the Warrant and the Registration Rights Agreement, and the Warrant shall be issued in favor of the Agent or the Lenders, as the case may be.

(q) The Lenders shall have received such other documents and certificates as the Lenders or their counsel may reasonably request.

(r) Since January 1, 2012, other than as described in the Borrower’s 10-K for the period ended January 1, 2012 or the Borrower’s 10-Q for the period ended on or about July 1, 2012, no event, circumstance, or change has occurred that has or could reasonably be expected to result in a Material Adverse Effect with respect to Borrower and its Subsidiaries.

(s) The Borrower shall have appointed an independent firm of financial advisors which possesses chief restructuring officer capabilities acceptable to the Agent in its sole discretion (the “Advisory Firm”); it being understood and agreed that the firms of Alvarez & Marsal, FTI Consulting or Conway MacKenzie are acceptable to the Agent.

SECTION 4.02. Delayed Draw Term Loans. The obligation of each Lender to make each Delayed Draw Term Loan, is subject to the following conditions precedent:

(a) No Default shall have occurred and be continuing on the date of the funding of the Delayed Draw Term Loan or would occur after giving effect to the funding of such Delayed Draw Term Loan, the application of the proceeds of such Delayed Draw Term Loan as provided herein, and the payment of all estimated legal, underwriting, banking, accounting and other fees related hereto in accordance with the terms of this Agreement, and the representations and warranties contained in this Agreement and each other Loan Document, and the representations and warranties contained in each certificate or other writing delivered to the Lenders in satisfaction of the conditions set forth in this Section 4.02 prior to or on the date of the funding of the Delayed Draw Term Loan (except to the extent such representations and warranties expressly relate to an earlier date, in which case they are true as of such earlier date), shall be correct in all material respects on and as of the date of the funding of the Delayed Draw Term Loan.

(b) The Agent shall have received all fees and other amounts and Warrants due and payable (and issuable) on or prior to the date of the funding of the Delayed Draw Term Loan, including without limitation those set forth in Section 2.03 hereof, and, to the extent invoiced, reimbursement or payment of all out-of-pocket expenses required to be reimbursed or paid by the Borrower hereunder.

(c) Borrower shall have provided the Agent with actual reported financial results reasonably demonstrating Borrower’s achievement of its forecasted revenues of $60,000,000 for the quarter ended on or about January 1, 2013.

(d) There shall be no legal bar to the Lenders making the Delayed Draw Term Loan.

(e) The Equity Interests of the Borrower shall be listed on a “national securities exchange” (as defined in the California Corporations Code and the rules and regulations thereunder).

(f) The Lenders shall have received the executed legal opinion of Stradling Yocca Carlson & Rauth, counsel to the Borrower, in respect of any Warrants to be issued as of the date of the funding of the Delayed Draw Term Loan, in form and substance reasonably satisfactory to the Agent.

ARTICLE V

Affirmative Covenants

Until the principal of and interest (and premium, if any) on all Loans, all fees or other consideration payable hereunder, all Commitments hereunder have been terminated or have ceased and all other Obligations shall have been paid in full, the Borrower covenants and agrees with the Lenders that:

SECTION 5.01. Financial Statements and Other Information. The Borrower will furnish to the Agent, with copies to each Lender, each of the financial statements, reports, and other items set forth on Schedule 5.01 at the times specified therein. In addition, Borrower agrees that, except as set forth on Schedule 5.01, none of its Subsidiaries will have a fiscal year different from that of Borrower. In addition, Borrower agrees to maintain a system of accounting that enables Borrower to produce financial statements in accordance with GAAP. Borrower shall also keep a reporting system that shows all additions, sales, claims, returns, and allowances with respect to its and its Subsidiaries’ sales.

SECTION 5.02. Collateral Reports. Borrower will provide Agent (and if so requested by Agent, with copies for each Lender) with each of the reports set forth on Schedule 5.02 at the times specified therein. In addition, Borrower agrees to use commercially reasonable efforts in cooperation with Agent to facilitate and implement a system of electronic collateral reporting in order to provide electronic reporting of each of the items set forth above.

SECTION 5.03. Existence. Borrower shall, and cause each of its Subsidiaries to, at all times preserve and keep in full force and effect its existence (including being in good standing in its jurisdiction of organization) and all rights and franchises, licenses and permits material to its business; provided, however, that neither Borrower nor any of its Subsidiaries shall be required to preserve any such right or franchise, licenses or permits if such Person’s board of directors (or similar governing body) shall determine that the preservation thereof is no longer desirable in the conduct of the business of such Person, and that the loss thereof is not disadvantageous in any material respect to such Person or to the Lenders.

SECTION 5.04. Maintenance of Properties. Borrower and each of its Subsidiaries shall maintain and preserve all of its assets that are necessary or useful in the proper conduct of its business in good working order and condition, ordinary wear, tear, and casualty excepted and Permitted Dispositions excepted, and comply with the material provisions of all material leases to which it is a party as lessee, so as to prevent the loss or forfeiture thereof, unless such provisions are the subject of a Permitted Protest.

SECTION 5.05. Taxes. The Borrower shall cause all assessments and taxes imposed, levied, or assessed against Borrower or its Subsidiaries, or any of their respective assets or in respect of any of its income, businesses, or franchises to be paid in full, before delinquency or before the expiration of any extension period, except to the extent that the validity of such assessment or tax shall be the subject of a Permitted Protest. Borrower will and will cause each of its Subsidiaries to make timely payment or deposit of all tax payments and withholding taxes required of it and them by applicable laws, including those laws concerning F.I.C.A., F.U.T.A., state disability, and local, state, and federal income taxes, and will, upon request, furnish Agent with proof reasonably satisfactory to Agent indicating that Borrower and its Subsidiaries have made such payments or deposits.

SECTION 5.06. Insurance. At Borrower’s expense, Borrower shall maintain insurance respecting Borrower’s and its Subsidiaries’ assets wherever located, covering loss or damage by fire, theft, explosion, and all other hazards and risks as ordinarily are insured against by other Persons engaged in the same or similar businesses. Borrower also shall maintain (with respect to itself and its Subsidiaries) business interruption, public liability, and product liability insurance, as well as insurance against larceny, embezzlement, and criminal misappropriation. All such policies of insurance shall be with responsible and reputable and financially sound insurance companies and in such amounts as is carried generally in accordance with sound business practice by companies in similar businesses similarly situated and located and in any event in amount, adequacy and scope reasonably satisfactory to Agent. Borrower shall name the Agent as an “additional insured” under the Borrower’s general liability and pollution liability policies. All property insurance policies covering the Collateral are to be made payable to Agent for the benefit of Agent and the Lenders, as their interests may appear, in case of loss, pursuant to a standard loss payable endorsement with a standard non contributory “lender” or “secured party” clause and are to contain such other provisions as Agent may reasonably require to fully protect the Lenders’ interest in the Collateral and to any payments to be made under such policies. All certificates of insurance are to be delivered to Agent, with the loss payable and additional insured endorsement in favor of Agent and shall provide for not less than 30 days (10 days in the case of non-payment) prior written notice to Agent of the exercise of any right of cancellation. If Borrower fails to maintain such insurance, Agent may arrange for such insurance, but at Borrower’s expense and without any responsibility on Agent’s part for obtaining the insurance, the solvency of the insurance companies, the adequacy of the coverage, or the collection of claims, and will endeavor to give prompt notice to Borrower if it has done so. Borrower shall give Agent prompt notice of any loss exceeding $100,000 covered by any of its insurance policies. Upon the occurrence and during the continuance of an Event of Default, (i) Agent shall have the sole right to file claims under any insurance policies, to receive, receipt and give acquittance for any payments that may be payable thereunder, and to execute any and all endorsements, receipts, releases, assignments, reassignments or other documents that may be necessary to effect the collection, compromise or settlement of any claims under any such insurance policies, and (ii) any monies received as payment for any loss under any insurance policy shall first be applied to the payment in full of the Obligations, with any remaining monies remitted to Borrower for application to the costs of repair, replacement or restoration of the property that is the subject of the loss.

SECTION 5.07. Inspection. Borrower will, and will cause each of its Subsidiaries to, (i) keep proper books of record and accounts in which full, true and correct entries in conformity in all material respects with GAAP shall be made of all dealings and transactions in relation to its business and activities and (ii) permit Agent and each of its duly authorized representatives or agents to visit any of its properties and inspect any of its assets or books and records, to examine and make copies of its books and records, and to discuss its affairs, finances, and accounts with, and to be advised as to the same by, its officers and employees at such reasonable times and intervals as Agent may designate and, so long as no Default or Event of Default exists, with reasonable prior notice to Borrower.

SECTION 5.08. Compliance with Laws. The Borrower will, and will cause each of its Subsidiaries to, comply with all laws, rules, regulations and orders (including, without limitation, Environmental Laws) of any Governmental Authority applicable to it or its property, except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect.

SECTION 5.09. Notices. The Borrower will, and will cause each of its Subsidiaries to, promptly notify the Agent and each Lender of each of the following (and in no event later than three Business Days after becoming aware thereof):

(a) the occurrence or existence of any Default or Event of Default;

(b) any dispute, litigation, investigation, proceeding or suspension which may exist at any time between Borrower or any of its Subsidiaries and any Governmental Authority which could reasonably be expected to result, either individually or in the aggregate, in a Material Adverse Effect;

(c) the commencement of, or any material development in, any litigation or proceeding affecting Borrower or a Subsidiary of Borrower (i) in which the amount of damages claimed is $250,000 (or its equivalent in another currency or currencies) or more, (ii) in which injunctive or similar relief is sought and which, if adversely determined, would reasonably be expected to have a Material Adverse Effect, or (iii) in which the relief sought is an injunction or other stay of the performance of this Agreement or any other Loan Document; and

(d) any of the following, if the same could reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect, together with a copy of any notice with respect to such event that may be required to be filed with a Governmental Authority and any notice delivered by a Governmental Authority to any of them with respect to such event:

(i) an ERISA Event;

(ii) the adoption of any new Qualified Plan that is subject to Title IV of ERISA or Section 412 of the Code by any member of the Controlled Group;

(iii) the adoption of any amendment to a Qualified Plan that is subject to Title IV of ERISA or Section 412 of the Code, if such amendment results in a material increase in benefits or unfunded liabilities; or

(iv) the commencement of contributions by any member of the Controlled Group to any Multiemployer Plan or Qualified Plan that is subject to Title IV of ERISA or Section 412 of the Code.

SECTION 5.10. Use of Proceeds. The proceeds of the Loans will be used for the following purposes: (i) working capital and the payment of normal course current liabilities, including without limitation trade accounts payable and employee payroll expenses; (ii) to fund the Reserve Account; and (iii) to pay fees and expenses due and payable in connection with the Transactions.

SECTION 5.11. Material Contracts. Contemporaneously with the delivery of an amendment to Schedule 3.17, provide Agent with copies of (a) each Material Contract listed on such amendment, and (b) each material amendment or modification of any Material Contract entered into since the Closing Date or delivery of any amendment to Schedule 3.17, as applicable; provided that if any such Material Contract or material amendment or modification of a Material Contract is an exhibit to a report filed by Borrower with the SEC, then Borrower may satisfy the foregoing by providing notice of the filing of such report to Agent within one Business Day of the date of such filing, which notice shall describe the report and the Material Contract or material amendment or modification of a Material Contract that is attached as an exhibit.

SECTION 5.12. Location of Inventory and Equipment. Keep (a) Borrower’s and its Subsidiaries’ Inventory and Equipment (other than (i) vehicles or Equipment out for repair, (ii) Inventory and Equipment sold pursuant to Permitted Dispositions and (iii) test Equipment and Inventory delivered to Borrower’s contract manufacturers in the ordinary course of business for use in the manufacture and repair of Borrower’s products) only at the locations identified in Schedule 5.12(a), and (b) Borrower’s and its Subsidiaries’ chief executive offices at the locations set forth on Schedule 3.06(b). If Borrower still maintains Inventory or Equipment in excess of $25,000 at its leased property in Coppell, Texas as of October 31, 2012, it shall use commercially reasonable efforts to obtain for the benefit of the Agent as promptly as practicable a fully executed Collateral Access Agreement in respect of such property. Further, Borrower shall maintain its jurisdiction of incorporation as Delaware and shall not change its organizational form.

SECTION 5.13. Anti-Assignment Provisions; Purchase Orders. Use commercially reasonable efforts to ensure that its customer contracts entered into after the Closing Date and any purchase orders issued after the Closing Date for its products or services (in each case, other than those customer contracts or purchase orders that are on the customer’s form for such items and not the Borrower’s form for such items) do not prohibit the assignment thereof (and all rights of Borrower or such Subsidiary, as applicable, thereunder) to Borrower’s or such Subsidiary’s lenders or an agent for any lenders (and any transferees of such lenders or such agent, as applicable). Use reasonable best efforts to ensure that any purchase orders issued after the Closing Date for Borrower’s products or services are issued to, and in the name of, Borrower other than (a) purchase orders generated in India or (b) orders for repair work in Thailand.

SECTION 5.14. Further Assurances At any time upon the request of Agent, Borrower shall, or shall cause its Subsidiaries to, execute and/or deliver to Agent any and all guarantees, financing statements, fixture filings, security agreements, pledges, assignments, endorsements of certificates of title, mortgages (including leasehold mortgages if (i) the consent of the landlord for a leasehold mortgage is not necessary or (ii) the consent of the landlord for a leasehold mortgage is necessary, Borrower shall use all commercially reasonable efforts to obtain such consent), deeds of trust, opinions of counsel, motor vehicle certificates of title, instruments, documentation in respect of compliance with the Federal Assignment of Claims Act or the Federal Assignment of Contracts Act, endorsements in respect of key man life insurance policies and all other documents (collectively, the “Additional Documents”) that Agent may request in form and substance reasonably satisfactory to Agent, to create, perfect, continue perfected or to better perfect the Agent’s Liens in all of the assets of Borrower and its Subsidiaries (whether now owned or hereafter arising or acquired, tangible or intangible, real or personal), to create and perfect Liens in favor of Agent in any Real Property acquired by Borrower or its Subsidiaries after the Closing Date, to obtain guarantees, and in order to fully consummate all of the transactions contemplated hereby and under the other Loan Documents); provided that the foregoing shall not apply to (a) any Inactive Subsidiary for so long as such Subsidiary remains an Inactive Subsidiary, or (b) any Subsidiary of Borrower that is a CFC if providing such documents would result in material adverse tax consequences. To the maximum extent permitted by applicable law, Borrower authorizes Agent to execute any such Additional Documents in Borrower’s or its Subsidiary’s name, as applicable, and authorizes Agent to file such executed Additional Documents in any appropriate filing office. In furtherance of and not in limitation of the foregoing, Borrower shall take such actions as Agent may reasonably request from time to time to ensure that the Obligations are secured by substantially all of the assets of Borrower and its Subsidiaries (other than the Inactive Subsidiaries (for so long as such Subsidiary remains an Inactive Subsidiary) and subject to limitations contained in the previous sentence with respect to CFCs) and all of the outstanding Stock of Borrower’s Subsidiaries (other than the Inactive Subsidiaries (for so long as such Subsidiary remains an Inactive Subsidiary) and subject to limitations contained in the Loan Documents with respect to CFCs). No new Subsidiary of the Borrower shall be created, nor shall any Inactive Subsidiary cease to be an Inactive Subsidiary, unless (a) the Borrower has given the Agent not less than 10 Business Days’ prior written notice of same, and (b) the Borrower shall have taken, prior to the creation of such Subsidiary or an Inactive Subsidiary ceasing to be an Inactive Subsidiary, such actions as the Agent may request in accordance with this section.

SECTION 5.15. Cash Management and Accounts. Borrower shall, and shall cause its Subsidiaries to, ensure that the representations and warranties set forth in Section 3.27 and Section 3.31 hereof shall be true and correct at all times from and after the Closing Date; provided however that with respect to the Accounts of the Borrower’s Subsidiaries from and after the Closing Date, the Borrower’s Subsidiaries in India and Brazil and (in respect of certain repair and testing work) Thailand may from time to time continue to generate Accounts not currently set forth on Schedule 3 to the Perfection Certificate so long as in no event shall the Accounts of the Borrower’s Subsidiaries at any time exceed 25% of the Accounts of the Borrower and its Subsidiaries on a consolidated basis.

SECTION 5.16. Advisory Firm. Borrower shall instruct the Advisory Firm to report directly to the Borrower and to the Borrower’s Board of Directors from time to time. The Borrower shall ensure that the Advisory Firm remains engaged at least until January 1, 2013. Borrower shall not pay the Advisory Firm any amounts in excess of a weekly expense cap of

$50,000. Borrower shall request the Advisory Firm to perform the following functions while it is engaged by the Borrower: (a) review and comment on the Borrower’s rolling 13-week cash flow forecast on a weekly basis, (b) review and comment on the Borrower’s cash flow variance analysis on a weekly basis, (c) review and comment on the Borrower’s business plan for the fiscal year ending on or about January 1, 2014 and (d) participate in calls with the Agent and the Lenders every two weeks regarding the cash flow of the Borrower.

SECTION 5.17. Lender Meetings. Not later than two Business Days after the earlier of (a) the delivery of the weekly financial deliverables set forth in Section 5.01 to Agent and the Lenders and (b) the scheduled date of delivery for the weekly financial information set forth in Section 5.01 (it being understood and agreed that, notwithstanding the foregoing, Borrower shall not be required to hold such calls more than once every two weeks), one or more Responsible Officers of the Borrower shall hold a conference call at a reasonable time to discuss such financial information with Agent and the Lenders and such other information as Agent or the Lenders may request and for so long as the Advisory Firm is engaged, Borrower shall use commercially reasonable efforts to ensure that appropriate personnel from the Advisory Firm participates in such conference calls.

SECTION 5.18. Business Plan. The Borrower shall submit to the Agent a copy of the Borrower’s business plan for the fiscal year ending on or about January 1, 2014 by no later than November 30, 2012.

SECTION 5.19. Notification Letters. The Borrower shall use commercially reasonable efforts to obtain written acknowledgements of each of the Notification Letters from each of the Account Debtors to whom such Notification Letters were sent pursuant to Section 4.01(i) hereof as promptly as practicable after the Closing Date.

SECTION 5.20. Overseas Cash. If at any time the Borrower and its Subsidiaries have cash and Cash Equivalents in Deposit Accounts, Securities Accounts or Commodity Accounts outside of the United States in excess of $7,000,000, the Borrower shall (a) promptly advise the Agent of that fact, the circumstances giving rise to that fact, what actions it intends to take to transfer any amount in excess of $7,000,000 back to the United States and the anticipated timing of such transfer, (b) use all commercially reasonable efforts to transfer all cash and Cash Equivalents in excess of such amount to a Deposit Account, Securities Account or Commodity Account in the United States that is subject to the Agent’s “Control” (as defined in the Security Agreement) pursuant to an effective Control Agreement as promptly as practicable and (c) provide evidence reasonably satisfactory to the Agent of its commercially reasonable efforts referenced in clause (b).

SECTION 5.21. Post-Closing Covenants. Not later than 20 days after the Closing Date, the Borrower shall have delivered to Agent, in each case in form and substance satisfactory to the Agent: (a) a fully executed Collateral Access Agreement in respect of the Borrower’s leased property in Santa Ana, California and (b) fully executed bailee letters in respect of (i) the Stevens Global Logistics warehouses in Carson, California and Redondo Beach, California and (ii) the Kane 3PL Third Party Logistics warehouse in Landover, Maryland; provided however that Agent may agree to extend such deadline or waive the requirements in this Section 5.21 in its sole discretion if Agent is satisfied that the Borrower was unable to obtain such Collateral Access Agreement and bailee letters after the use of all commercially reasonable efforts on its part to do so.

ARTICLE VI

Negative Covenants

Until the principal of and interest (and premium, if any) on all Loans, all fees or other consideration payable hereunder, all Commitments hereunder have been terminated or have ceased and all other Obligations shall have been paid in full, the Borrower covenants and agrees with the Lenders that:

SECTION 6.01. Indebtedness. Neither the Borrower nor any of its Subsidiaries will create, incur, assume, suffer to exist, guarantee, or otherwise become or remain, directly or indirectly, liable with respect to any Indebtedness, except for Permitted Indebtedness. For the avoidance of doubt, nothing herein shall be construed to permit Borrower to make any payments to any of its Subsidiaries in respect of any of intra-company obligations existing on or prior to the Closing Date (including without limitation those set forth on Schedule 3.19) (any such amounts owed by the Borrower as of the Closing Date referred to herein as “Pre-Existing Borrower Intercompany Payables”), other than as expressly permitted pursuant to the final paragraph of Section 6.11.

SECTION 6.02. Liens. Neither the Borrower nor any of its Subsidiaries will create, incur, assume, or suffer to exist, directly or indirectly, any Lien on or with respect to any of its assets, of any kind, whether now owned or hereafter acquired, or any income or profits therefrom, except for Permitted Liens.

SECTION 6.03. Fundamental Changes; Permitted Dispositions; Acquisitions.

(a) The Borrower will not, and will not permit any of its Subsidiaries to, merge into or consolidate with any other Person (unless such Person is Borrower or a Subsidiary of Borrower; it being understood and agreed that if any Person is merging into or consolidating with Borrower, Borrower shall be the surviving Person), or permit any other Person (unless such Person is Borrower or a Subsidiary of Borrower; it being understood and agreed that if any Person is merging into or consolidating with Borrower, Borrower shall be the surviving Person) to merge into or consolidate with it, or sell, transfer, lease or otherwise dispose of (in one transaction or in a series of transactions) all or substantially all of its properties or assets (in each case, whether now owned or hereafter acquired), or liquidate or dissolve. Notwithstanding the foregoing, Inactive Subsidiaries of the Borrower may be liquidated or dissolved as long as any remaining assets of such liquidated or dissolved Inactive Subsidiaries are transferred to the Borrower or disposed of in one or more Permitted Dispositions.

(b) The Borrower will not, and will not permit any of its Subsidiaries to, (i) engage to any material extent in any business other than businesses (and businesses reasonably related thereto) of the type conducted by it on the date of execution of this Agreement or (ii) amend its Organizational Documents, other than any amendment to effect a reverse stock split, increase the number of authorized shares of the Borrower or any of the Borrower’s Subsidiaries or enter into any new Organizational Documents. Notwithstanding the foregoing, Powerwave Technologies Brazil Comercio de Equipmamentos de Telecommunicacao Ltd. may issue Equity Interests to its direct shareholders in connection with Permitted Intercompany Advances made to it.

(c) The Borrower will not, and will not permit any of its Subsidiaries to, dispose of any assets or property, other than Permitted Dispositions.

(d) Other than Investments covered by Section 6.04, the Borrower will not, and will not permit any of its Subsidiaries to, acquire by purchase or otherwise (other than purchases or other acquisitions of inventory, materials and equipment in the ordinary course of business) the business, property or fixed assets of, or stock or other evidence of beneficial ownership of, any Person or any division or line of business or other business unit of any Person.

SECTION 6.04. Investments. Except for Permitted Investments, the Borrower will not, and will not permit any of its Subsidiaries, directly or indirectly, to make or acquire any Investment or incur any liabilities (including contingent obligations) for or in connection with any Investment; provided, however, that (other than (a) Restricted Cash to the extent cash collateralizing any letters of credit set forth under the heading “Letters of Credit” on Schedule 3.19 as of the Closing Date and any letters of credit permitted under clause (j) of the definition of Permitted Indebtedness (in each case for so long as such amounts cash collateralizing such letters of credit are not in excess of 105% of the face amount of such letters of credit for letters of credit issued in the United States, and 115% of the face amount of such letters of credit for letters of credit issued outside of the United States), (b) amounts on deposit as of the Closing Date in the Borrower’s Bank of America account XXX454 (for so long as such amounts are required by Bank of America to cash collateralize Borrower’s obligations in respect of Bank of America’s treasury services for the Borrower and not in excess of any such amounts as of the Closing Date) and (c) up to $75,000 of Restricted Cash on deposit in the Borrower’s Deposit Account with Wells Fargo referenced in clause (t) of the definition of Permitted Liens) Borrower shall not have Permitted Investments consisting of cash, Cash Equivalents, or amounts credited to Deposit Accounts, Securities Accounts or Commodity Accounts in the United States unless Borrower and the applicable securities intermediary or bank have entered into Control Agreements with Agent governing such Permitted Investments in order to perfect (or further establish) the Agent’s Liens in such Permitted Investments.

SECTION 6.05. Restricted Payments. The Borrower will not, and will not permit any of its Subsidiaries to, declare or make, or agree to pay or make, directly or indirectly, any Restricted Payment, except (a) Subsidiaries of the Borrower may declare and pay dividends to the Borrower or another Subsidiary of Borrower and (b) Borrower may issue non-cash Equity Interests (other than Disqualified Equity Interests) to shareholders and warrantholders.

SECTION 6.06. Transactions with Affiliates. Borrower will not directly or indirectly enter into or permit to exist any transaction with any Affiliate of Borrower or any of its Subsidiaries except for:

(a) transactions (other than purchases of inventory or other assets from manufacturing Subsidiaries of the Borrower in the ordinary course of business consistent with past practice) between Borrower, on the one hand, and any Affiliate of Borrower or its Subsidiaries, on the other hand, so long as such transactions (i) are upon fair and reasonable terms, (ii) are fully disclosed to Agent prior to the consummation thereof, if they involve one or more payments by Borrower or its Subsidiaries in excess of $100,000 for any single transaction or series of related transactions, and (iii) are on terms that are no less favorable to Borrower than would be obtained in an arm’s length transaction with a non-Affiliate of Borrower;

(b) so long as it has been approved by Borrower’s Board of Directors in accordance with applicable law, any indemnity provided for the benefit of directors of Borrower;

(c) so long as it has been approved by Borrower’s Board of Directors, the payment of reasonable fees, compensation, or employee benefit arrangements to employees, officers, and outside directors of Borrower in the ordinary course of business and consistent with industry practice; and

(d) transactions permitted by Section 6.03 or Section 6.05, or any Permitted Intercompany Advance.

SECTION 6.07. Restrictive Agreements. The Borrower will not, and will not permit any of its Subsidiaries to, directly or indirectly, enter into, incur or permit to exist any agreement (other than the Loan Documents) or other arrangement that prohibits, restricts or imposes any condition upon:

(a) the ability of the Borrower or any of its Subsidiaries to create, incur or permit to exist any Lien upon any of its property or assets; or

(b) the ability of any Subsidiary of Borrower to (A) pay dividends or other distributions, (B) make or repay loans or advances to the Borrower or any other Subsidiary of Borrower, (C) Guarantee Indebtedness of the Borrower or any other Subsidiary of Borrower or (D) transfer, lease or license any of its property or assets to Borrower or any other Subsidiary of Borrower; provided that:

(i) the foregoing shall not apply to restrictions and conditions imposed by this Agreement;

(ii) the foregoing shall not apply to restrictions and conditions existing on the date hereof identified on Schedule 6.07(b) (but shall apply to any extension or renewal of, or any amendment or modification expanding the scope of, any such restriction or condition);

(iii) the Second Lien Indebtedness may contain the foregoing restrictions as long as such restrictions are not more onerous to the Borrower and its Subsidiaries than the restrictions contained in this Agreement regarding same;

(iv) clause (a) above shall not apply to restrictions or conditions imposed by any agreement relating to secured Indebtedness permitted by this

Agreement if such restrictions or conditions apply only to the property or assets securing such Indebtedness; and

(v) clause (a) above shall not apply to customary provisions in leases and other contracts restricting the assignment thereof (subject in all cases to Sections 9406, 9407, 9408 or 9409 of the Uniform Commercial Code of the applicable jurisdiction (or any successor provision or provisions) or any other applicable law (including the Bankruptcy Code) or principles of equity)).

SECTION 6.08. Issuances of Equity Interests.

(a) The Borrower will not permit any of its Subsidiaries to issue or sell or enter into any agreement or arrangement for the issuance and sale of, any shares of its Equity Interests (other than to its immediate parent).

(b) The Borrower shall not issue any Equity Interests that are Disqualified Equity Interests.

SECTION 6.09. Sale and Leaseback Transactions. None of the Borrower or any Subsidiary of Borrower will enter into any Sale and Leaseback Transaction.

SECTION 6.10. Accounting Methods and Fiscal Year. Borrower will not modify or change its fiscal year or its method of accounting (other than as may be required to conform to GAAP), nor shall Borrower change its how its fiscal year end is determined from the method of determining its fiscal year end as of the Closing Date.

SECTION 6.11. Prepayments and Amendments. Except solely in connection with the refinancing of the 1.875% Notes, the 2.750% Notes or the 3.875% Notes with Indebtedness that constitutes Refinancing Indebtedness or a cashless exchange of the 1.875% Notes, the 2.750% Notes or the 3.875% Notes for Second Lien Indebtedness permitted by clause (i)(x) of the definition of Second Lien Indebtedness, none of Borrower or any Subsidiary of Borrower may:

(a) optionally prepay, redeem, defease, purchase, or otherwise acquire any Indebtedness of Borrower or its Subsidiaries, other than the Obligations in accordance with this Agreement or

(b) make any payment on account of Indebtedness that has been contractually subordinated in right of payment if such payment is not permitted at such time under the subordination terms and conditions, or

(c) directly or indirectly, amend, modify, or change any of the terms or provisions of the following:

(i) any agreement, instrument, document, indenture, or other writing evidencing or concerning Indebtedness permitted under Section 6.01 other than (A) the Obligations in accordance with this Agreement or (B) Permitted

Intercompany Advances, except to the extent such amendment, modification or change could not, individually or in the aggregate, reasonably be expected to be adverse to the interests of the Lenders in any material respect, or

(ii) any Material Contract (other than the 1.875% Notes Documents, the 2.750% Notes Documents or the 3.875% Notes Documents in connection with Refinancing Indebtedness thereof that constitutes Permitted Indebtedness under Section 6.01) except to the extent that such amendment, modification, alteration, increase, or change could not, individually or in the aggregate, reasonably be expected to be materially adverse to the interests of the Lenders.

Subject in each case to the subordination provisions of the 1.875% Notes Indenture, the 2.750% Notes Indenture, the 3.875% Notes Indenture, any Refinancing Indebtedness in respect of the foregoing, and any Additional Unsecured Subordinated Indebtedness and for so long as no Event of Default has occurred and is continuing hereunder, Borrower shall be permitted to make regularly scheduled payments of interest in respect of the 1.875% Notes, the 2.750% Notes, the 3.875% Notes, any Refinancing Indebtedness in respect thereof and any Additional Unsecured Subordinated Indebtedness (but not, for the avoidance of doubt, any (i) cash principal payments on, or redemptions of, any of the foregoing Indebtedness (other than as set forth in clause (a) above in respect of refinancing the 1.875% Notes, the 2.750% Notes or the 3.875% Notes with Refinancing Indebtedness) or (ii) “Additional Interest,” “Special Interest,” “Liquidated Damages” or any like additional interest under the terms of the 1.875% Notes Documents, 2.750% Notes Documents, the 3.875% Notes Documents, any Refinancing Indebtedness in respect thereof or any Additional Unsecured Subordinated Indebtedness). Furthermore, for the avoidance of doubt, Borrower is not permitted to make any principal payments on any Second Lien Indebtedness for so long as any Obligations or any Commitments are outstanding.

Notwithstanding any other provision herein to the contrary, in no event shall the Borrower make any principal, interest or other payments on any Pre-Existing Borrower Intercompany Payables, unless each of the following conditions are satisfied: (i) no Default or Event of Default has occurred and is continuing or would result from any such payment, (ii) both before and immediately after giving effect to any such payment by the Borrower, the Borrower has Liquidity of greater than or equal to $8,000,000 and (iii) material adverse tax consequences to the Borrower would result if the Borrower does not make such payment at or about the time the Borrower makes such payment. For so long as the foregoing conditions have been satisfied, the Borrower may make payments of only those Pre-Existing Borrower Intercompany Payables that constitute the payment of operating expenses of Foreign Subsidiaries in the ordinary course of business consistent with past practice or for the purchase of products or services on terms consistent with a transaction negotiated at arms-length. For so long as the restrictions set forth in the first sentence of this paragraph have been satisfied, if the purpose of any payment on any Pre-Existing Borrower Intercompany Payable is for any other purpose (including in respect of mitigating adverse tax consequences) than those set forth in the immediately preceding sentence, the Borrower may make payments of Pre-Existing Borrower Intercompany Payables only if the following additional conditions are met: (a) no such payment may be made prior to December 31, 2012, (b) no single payment may exceed $2,500,000, (c) prior to making any payment, the Borrower must deliver to the Agent documentation reasonably satisfactory to the Agent indicating that not less than 90% of such payment will be dividended back to the Borrower within five Business Days and (d) no payment may be made unless the condition set forth in clause (c) has been met for the initial payment made pursuant to this sentence and, thereafter, for all other previous payments made pursuant to this sentence.

SECTION 6.12. Subsidiaries. Borrower shall not cause any Inactive Subsidiary to no longer qualify as an Inactive Subsidiary or create any new Subsidiary that does not qualify as an Inactive Subsidiary. From the Closing Date, Borrower shall not, and Borrower shall cause each of its Subsidiaries to not, advance or loan any funds to Powerwave Cognition, Inc.. Borrower shall cause Powerwave Cognition, Inc. from and after the Closing Date to continue not engage in any business activities and shall ensure that Powerwave Cognition, Inc. shall not have any additional material liabilities or have any assets in excess of such liabilities or assets as of the Closing Date.

ARTICLE VII

Financial Covenants

SECTION 7.01. Minimum Revenue. Except for any fiscal quarter in which the Company’s EBITDA is in excess of $[***]† for such quarter and its revenues are in excess of $[***]† for such quarter, the Borrower shall not permit consolidated revenue as set forth on its consolidated statements of operations delivered in accordance with Section 5.01 for any fiscal quarter to be less than the minimum amount set forth in the table below opposite the last day of such fiscal quarter:

Fiscal Quarter Ending On or About	Minimum Revenue
October 1, 2012	$	[***]†
January 1, 2013	$	[***]†
April 1, 2013	$	[***]†
July 1, 2013	$	[***]†
October 1, 2013	$	[***]†
January 1, 2014	$	[***]†
April 1, 2014	$	[***]†
July 1, 2014	$	[***]†
October 1, 2014	$	[***]†

†	Certain confidential information contained in this document marked with [***] has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

January 1, 2015	$	[***]†
April 1, 2015	$	[***]†
July 1, 2015	$	[***]†

SECTION 7.02. Minimum EBITDA. The Borrower shall not permit consolidated EBITDA for any fiscal quarter to be less than the minimum amount set forth in the table below opposite the last day of such fiscal quarter:

Fiscal Quarter Ending On or About	Minimum EBITDA
January 1, 2013	($	[***]†	)
April 1, 2013	$	[***]†
July 1, 2013	$	[***]†
October 1, 2013	$	[***]†
January 1, 2014	$	[***]†
April 1, 2014	$	[***]†
July 1, 2014	$	[***]†
October 1, 2014	$	[***]†
January 1, 2015	$	[***]†
April 1, 2015	$	[***]†
July 1, 2015	$	[***]†

SECTION 7.03. Minimum Liquidity. The Borrower shall not permit Liquidity to be less than $5,000,000 at any time.

SECTION 7.04. Capital Expenditures. The Borrower shall not permit the aggregate amount of Capital Expenditures made in any fiscal quarter of Borrower to exceed $1,200,000 (the “Maximum Base Capex Amount”); provided, however, that (x) if the aggregate amount of Capital Expenditures made in any fiscal quarter shall be less than the Maximum Base Capex Amount for such fiscal quarter (before giving effect to any carryover), then an amount equal to 50% of such shortfall may be added to the Maximum Base Capex Amount for the immediately succeeding (but not any other) fiscal quarter and (y) in determining whether any

†	Certain confidential information contained in this document marked with [***] has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

amount is available for carryover, the amount expended in any fiscal quarter shall first be deemed to be from the Maximum Base Capex Amount for such fiscal quarter (without giving effect to any amount carried over from the prior fiscal quarter).

ARTICLE VIII

Events of Default

If any of the following events (“Events of Default”) shall occur:

(a) the Borrower shall fail to pay (i) any principal on any Loan when due, (ii) any interest on any Loan when due, or (iii) within two Business Days after any of the other Obligations (which shall not include, for the avoidance of doubt, those referred to in the preceding clauses (i) or (ii)) becomes due, the Borrower shall fail to pay such other Obligation;

(b) any representation or warranty made by the Borrower herein or in any other Loan Document, as applicable, or which is contained in any certificate, document or financial or other statement furnished at any time under or in connection with this Agreement or any other Loan Document shall prove to have been incorrect in any material respect when made or deemed made;

(c) (i) the Borrower shall fail to observe or perform any covenant, condition or agreement contained in Section 5.03 (with respect to organizational existence), Section 5.09, Section 5.10, Article VI or Article VII of this Agreement, or (ii) any Loan Document or any portion of a Loan Document shall for any reason not be or shall cease to be in full force and effect or is declared to be null and void, or the Borrower or any of its Subsidiaries takes (or declares its intent to take) any action for the purpose of terminating, repudiating or rescinding any Loan Document or any portion thereof or any of its obligations thereunder;

(d) the Borrower or any of its Subsidiaries shall fail to observe or perform any covenant, condition or agreement contained in this Agreement or in any other Loan Document (other than those specified in clause (a) or (c) of this Article), and, only if such default is capable of cure, such failure shall continue unremedied for a period of 10 days after the earlier to occur of (i) notice thereof from any of the Agent or any of the Lenders to the Borrower or (ii) an officer of the Borrower becoming aware of any such breach; an involuntary proceeding shall be commenced or an involuntary petition shall be filed seeking (i) bankruptcy, winding up, dissolution, liquidation, reorganization or other relief in respect of the Borrower or any of its Subsidiaries or its debts, or of a substantial part of its assets, under any federal, state or foreign bankruptcy, insolvency, receivership or similar law now or hereafter in effect or (ii) the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for any such Person or for a substantial part of its assets, and, in any such case, such proceeding or petition shall continue undismissed for 45 days or an order or decree approving or ordering any of the foregoing shall be entered;

(e) the Borrower or any of its Subsidiaries shall:

(i) voluntarily commence any proceeding or file any petition seeking bankruptcy, winding up, dissolution, liquidation, reorganization or other relief under any federal, state or foreign bankruptcy, insolvency, receivership or similar law now or hereafter in effect;

(ii) consent to the institution of, or fail to contest in a timely and appropriate manner, any proceeding or petition described in clause (i) of this subsection (f);

(iii) apply for or consent to the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for any such Person or for a substantial part of its assets;

(iv) file an answer admitting the material allegations of a petition filed against it in any such proceeding;

(v) make a general assignment for the benefit of creditors; or

(vi) take any action for the purpose of effecting any of the foregoing;

(f) if (i) a member of the Controlled Group shall fail to pay when due, after the expiration of any applicable grace period, any installment payment with respect to its Withdrawal Liability under a Multiemployer Plan; (ii) a member of the Controlled Group shall fail to satisfy its contribution requirements under Section 412(c)(11) of the Code, and the Plan has not sought a waiver under Section 412(d) of the Code; (iii) the occurrence of an ERISA Event; (iv) the tax-qualified status of a Qualified Plan is revoked by the Internal Revenue Service; (v) a violation of section 404, 405 or 406 of ERISA or the exclusive benefit rule under section 401(a) of the Code; (vi) a member of the Controlled Group is assessed a tax under any of sections 4971 through 4980I of the Code; and, the occurrence of any such event listed in clauses (i) through (vi), or the occurrence of any combination of events listed in clauses (i) through (vi) results in, or could reasonably be expected to result in, a Material Adverse Effect.

(g) if there is a default in one or more agreements to which Borrower or any of its Subsidiaries is a party with one or more third Persons relative to Borrower’s or any of its Subsidiaries’ Indebtedness (other than any Loan Documents) for which the aggregate principal amount of such Indebtedness is $250,000 or more, and such default (i) is a default in the payment when due of any principal of or interest on or any other amount payable in respect of such Indebtedness beyond the grace period therefor or (ii) results in a right by such third Person (or other holders of such Indebtedness or a trustee on behalf of such holder or holders or Person), irrespective of whether exercised, to cause that Indebtedness to become due and payable (or subject to a compulsory repurchase or redemption) prior to its stated maturity or the stated maturity of the underlying obligation, as the case may be;

(h) if one or more judgments, orders, or awards for the payment of money involving an aggregate amount of $250,000, or more (except to the extent fully covered by insurance pursuant to which the insurer has accepted liability therefor in writing) is entered or filed against Borrower or any of its Subsidiaries, or with respect to any of their respective assets, and either (i) such judgment, order, or award has not been discharged and there is a period of 30 consecutive days at any time after the entry of any such judgment, order, or award during which a stay of enforcement thereof is not in effect, or (ii) enforcement proceedings are commenced upon such judgment, order, or award;

(i) with respect to the Borrower or any of its Subsidiaries, any Loan Document to which such Person is a party shall fail to remain in full force or effect against such Person (except to the extent such Person has been released from its obligations thereunder in accordance with this Agreement or such other Loan Document or such Loan Document has expired or terminated in accordance with its terms) or such Person shall take any action to discontinue or to assert the invalidity or unenforceability of, or any action that results in the discontinuation or invalidity or unenforceability of, any Loan Document in any material respect or any Lien in favor of the Lenders under any Loan Document (except as contemplated by the Loan Documents), or such Lien shall not have the perfection or priority contemplated by the Loan Documents;

(j) if the Security Agreement or any other Loan Document that purports to create a Lien, shall, for any reason, fail or cease to create a valid and perfected and, except to the extent permitted by the terms hereof or thereof, first priority Lien on the Collateral covered thereby, except as a result of a disposition of the applicable Collateral in a transaction permitted under this Agreement;

(k) any provision of any Loan Document shall at any time for any reason be declared to be null and void, or the validity or enforceability thereof shall be contested by Borrower or its Subsidiaries, or a proceeding shall be commenced by Borrower or its Subsidiaries, or by any Governmental Authority having jurisdiction over Borrower or its Subsidiaries, seeking to establish the invalidity or unenforceability thereof, or Borrower or its Subsidiaries shall deny that Borrower or its Subsidiaries has any liability or obligation purported to be created under any Loan Document; or

(l) a Change of Control shall occur;

then, (1) upon the occurrence of any Event of Default described in clause (e) or clause (f) of this Article, automatically, and (2) upon the occurrence and during the continuance of any other Event of Default, upon notice to the Borrower by the Required Lenders (or the Agent, upon instructions from the Required Lenders), (A) any Commitments of each Lender shall immediately terminate, (B) each of the following shall immediately become due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower: the unpaid principal of the Loans, together with accrued interest thereon and all outstanding fees and other Obligations hereunder and under the other Loan Documents and (C) Agent may enforce any and all Liens and security interests created pursuant to any of the Loan Documents or any other document purporting to create a Lien in favor of the Agent.

ARTICLE IX

Miscellaneous

SECTION 9.01. Amendments and Waivers. Neither this Agreement, any Note, any other Loan Document, nor any terms hereof or thereof may be amended, supplemented or modified except in accordance with the provisions of this Section. With the prior written consent of the Required Lenders, the Agent and the Borrower, the Borrower may, from time to time, enter into written amendments, supplements or modifications hereto and to the other Loan Documents for the purposes of adding any provisions to this Agreement or the other Loan Documents or changing in any manner the rights of the Lenders or the Borrower hereunder or thereunder or waiving, on such terms and conditions as may be specified in such instrument, any of the requirements of this Agreement or the Notes or the other Loan Documents or any Default and its consequences; provided, however, that no such waiver and no such amendment, supplement or modification shall: (a) reduce the amount or extend the maturity of any Loan or any installment due thereon, or reduce the rate or extend the time of payment of interest thereon, or reduce the amount or extend the time of payment of any fee, indemnity or reimbursement payable to any Lender hereunder, in each case without the written consent of the Lender affected thereby; or (b) (i) amend, modify or waive any provision of this Section 9.01 or reduce the percentage specified in or otherwise modify the definition of Required Lenders, or consent to the assignment or transfer by the Borrower of any of its rights and obligations under this Agreement and the other Loan Documents; or (ii) release the Borrower from any liability under its respective Loan Documents; or (iii) release any material portion of the Collateral, except in connection with any Permitted Disposition; or (iv) amend, modify or waive any provision of this Agreement requiring the consent or approval of all Lenders, in each case without the written consent of all the Lenders and the Agent; or (c) (i) amend, modify or waive any provision of Article X or (ii) without limiting the applicability of any provisions applicable to Lenders, reduce any fees or other consideration due to the Agent or modify any indemnity or reimbursement payable to the Agent or extend the time of payment on any of the foregoing, in each case without the written consent of the Agent. Any such waiver and any such amendment, supplement or modification shall apply equally to each of the Lenders and shall be binding upon the Borrower, the Lenders, the Agent, and all future Lenders. In the case of any waiver, the Borrower, the Lenders and the Agent, shall be restored to their former position and rights hereunder and under the other Loan Documents, and any Default waived shall be deemed to be cured and not continuing; but no such waiver shall extend to any subsequent or other Default, or impair any right consequent thereon.

SECTION 9.02. Notices.

(a) All notices, requests and demands or other communications to or upon the respective parties hereto to be effective shall be in writing unless otherwise expressly provided herein (including by telecopy or other electronic transmission), and, unless otherwise expressly provided herein, shall be deemed to have been duly given or made when delivered by hand, or 3 days after being deposited in the United States mail, certified and postage prepaid and return receipt requested, or, in the case of telecopy notice, when received, in each case addressed to the parties at their addresses as set forth on the signature pages hereof, or in the Assignment and

Assumption pursuant to which a Person becomes a party hereto, or to such other address as may be hereafter notified in writing by the respective parties hereto.

(b) The Agent shall be entitled to rely and act upon telephonic notices purportedly given by or on behalf of the Borrower even if (i) such notices were not made in a manner specified herein, were incomplete or were not preceded or followed by any other form of notice specified herein, (ii) such notices are found not to have been authorized by Borrower or (iii) the terms thereof, as understood by the recipient, varied from any confirmation thereof. The Borrower hereby indemnifies the Agent and each Lender from all losses, costs, expenses and liabilities resulting from the reliance by the Agent on any such notice.

SECTION 9.03. No Waiver; Cumulative Remedies. No failure to exercise and no delay in exercising, on the part of the Agent or any Lender, any right, remedy, power or privilege hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law.

SECTION 9.04. Survival of Representations and Warranties and Agreements. All representations and warranties made hereunder by Borrower and in any document, certificate or statement delivered pursuant hereto or in connection herewith shall survive the execution and delivery of this Agreement. Notwithstanding anything herein or implied by law to the contrary, the agreements of the Borrower set forth in Section 2.08, Section 2.09, Section 9.05, Section 9.07(a), Section 9.11, Section 9.12 and Section 9.14 shall survive the payment of the Loans and the termination of this Agreement and the other Loan Documents.

SECTION 9.05. Payment of Expenses; Indemnification. The Borrower agrees, whether or not the transactions contemplated hereby are consummated: (a) to pay or reimburse the Agent for all its reasonable costs and out-of-pocket expenses incurred in connection with the preparation and execution of, and any amendment, supplement or modification to, this Agreement, the other Loan Documents and any other documents prepared in connection herewith or therewith, and the consummation and administration of the transactions contemplated hereby and thereby (including the transactions to occur on the Closing Date), including, without limitation, audit fees, appraisal fees, the reasonable fees and disbursements of outside counsel to the Agent (including local counsel to the Agent) and as to any amendment, supplement or modification to this Agreement or any other Loan Document and the administration of the transactions contemplated thereby, and with respect to the foregoing, without duplication thereof, the allocated reasonable costs of internal counsel to the Agent, (b) to pay or reimburse the Agent for all of the reasonable costs and expenses of the Agent of creating, perfecting, recording, maintain and preserving Liens created or purported to be created under the Loan Documents, (c) after the occurrence and during the continuance of a Default, to pay or reimburse the Agent and each Lender, for all its reasonable costs and out-of-pocket expenses incurred in connection with the enforcement or preservation of any rights under this Agreement, the other Loan Documents and any such other documents or in connection with any refinancing or restructuring of the credit arrangements provided under this Agreement in the nature of a “work-out” or of any insolvency or bankruptcy proceeding, including, without limitation, reasonable legal fees and disbursements of outside counsel to the Agent and each Lender and, without duplication, the allocated reasonable cost of internal counsel to the Agent and each Lender, (d) to pay, and indemnify and hold harmless each Lender and the Agent from, any and all recording and filing fees and any and all liabilities with respect to, or resulting from any delay in paying, stamp, excise and other taxes, if any, which may be payable or determined to be payable in connection with the execution and delivery of, or consummation or administration of any of the transactions contemplated by, or any amendment, supplement or modification of, or any waiver or consent under or in respect of, this Agreement, the Notes, the other Loan Documents and any such other documents, (e) to pay all reasonable costs and expenses of the Agent and the Lenders incurred in connection with the inspections contemplated by Section 5.07 and (f) in addition to the payment of the expenses referred to in the preceding clauses (a) – (e), to indemnify, pay and hold harmless, the Agent and each Lender and each of their respective officers, partners, members, directors, trustees, advisors, employees, agents, sub-agents and any Affiliates of any of the foregoing (each, an “Indemnitee”), from and against any and all Indemnified Liabilities, provided, that the Borrower shall have no obligation hereunder to the Agent or any Lender with respect to Indemnified Liabilities arising primarily from the gross negligence or willful misconduct of the Agent or such Lender as determined by a court of competent jurisdiction in a final non-appealable judgment. Notwithstanding the foregoing, in any dispute between the Lenders or Agent and the Borrower concerning this Agreement, the Notes or any other Loan Document, neither the Lenders, Agent nor Borrower shall be responsible or liable to the other party, or any other person for any special, indirect, consequential, incidental or punitive damages (other than, in the case of Borrower, in respect of any such damages incurred or paid by any Indemnitee to a third party). The agreements in this Section shall survive the termination of this Agreement and the Commitments and the payment of the Loans and all other amounts payable hereunder. To the extent duplicative of the payments under Section 2.09, this Section 9.05 shall not apply to Taxes.

SECTION 9.06. Successors and Assigns; Participation; Purchasing Lenders.

(a) This Agreement shall be binding upon and inure to the benefit of the Borrower, the Lenders, the Agent, all future Lenders and their respective successors and assigns, except that (i) no Borrower may assign, transfer or delegate any of its rights or obligations under this Agreement without the prior written consent of each Lender and (ii) no Lender may assign or otherwise transfer (by participation or otherwise) any of its rights or obligations hereunder except in accordance with this Section 9.06.

(b) Any Lender may at any time sell to one or more Persons (other than the Borrower or any of its Affiliates) (“Participants”) participating interests in all or some of the rights of such Lender hereunder and under the other Loan Documents. A Participant shall have the right to vote only on the extension of regularly scheduled maturity of principal or interest with respect to its Loans, reduction of the principal amount or rate of interest or the release of substantially all of the Collateral. In the event of any such sale by a Lender of participating interests to a Participant, such Lender’s obligations under this Agreement to the other parties to this Agreement shall remain unchanged, such Lender shall remain solely responsible for the performance thereof, such Lender shall remain the holder of its Loans and Commitments for all purposes under this Agreement and the other Loan Documents, and the Borrower and the Agent shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement and the other Loan Documents. No Lender or the Agent shall have any obligation to disclose any information regarding Participants (including the identity of any Participant or any information relating to a Participant’s interest in any Commitments or Loans) to the Borrower. A Participant shall not be entitled to receive any greater payment under Sections 2.08 and 2.09 than the applicable Lender would have been entitled to receive with respect to the participation sold to such Participant unless the sale of the participation to such Participant is made with the Borrower’s prior written consent (not to be unreasonably withheld or delayed) and the Participant complies with Section 9.06(h) as if it were a Lender.

(c) Any Lender may at any time sell to one or more Eligible Assignees (“Purchasing Lenders”), all or any part of its rights and obligations under this Agreement, the Notes and the other Loan Documents pursuant to an Assignment and Assumption executed by such Purchasing Lender, such transferor Lender and the Agent, and delivered to the Agent for its acceptance and recording in the Register, accompanied by a processing fee reasonably determined by the Agent; provided, however, that any such sale (other than a sale of all of the selling Lender’s interest hereunder) must result in the Purchasing Lender having an interest in at least $1,000,000 in aggregate principal amount of Commitments and/or Loans under this Agreement. Upon such execution and delivery from and after the transfer closing date determined pursuant to such Assignment and Assumption and acceptance by the Agent, (x) the Purchasing Lender thereunder shall be a party hereto and, to the extent provided in the Assignment and Assumption, have the rights and obligations of a Lender hereunder, and (y) the transferor Lender thereunder shall, to the extent of such assigned portion and as provided in the Assignment and Assumption, be released from its obligations under this Agreement and the other Loan Documents (and, in the case of an Assignment and Assumption covering all or the remaining portion of a transferor Lender’s rights and obligations under this Agreement, such transferor Lender shall cease to be a party hereto). Any such Assignment and Assumption shall be deemed to amend this Agreement to the extent, and only to the extent, necessary to reflect the addition of such Purchasing Lender arising from the purchase by such Purchasing Lender of all or a portion of the rights and obligations of such transferor Lender under this Agreement and the other Loan Documents. Upon the request of any Purchasing Lender, the Borrower, at its sole expense, shall execute and deliver to the Agent in exchange for the surrendered Note or Notes a new Note or Notes to the order of such Purchasing Lender in an amount equal to the Commitments assumed by it, and if the transferor Lender has retained a Commitment or Loan hereunder, a new Note or Notes to the order of the transferor Lender in an amount equal to such Commitment or Loan retained by it hereunder. Such new Notes shall be dated the Closing Date. Notwithstanding anything to the contrary contained in this Section 9.06(c), a Lender may assign any or all of its rights under the Loan Documents to an Affiliate of such Lender or an Approved Fund of such Lender without delivering an Assignment and Assumption to the Agent or any other Person (a “Related Party Assignment”); provided, however, that (i) the assigning Lender promptly delivers notice to the Agent of such assignment identifying the assignee in detail reasonably acceptable to the Agent, (ii) the Borrower and the Agent may continue to deal solely and directly with such assigning Lender until an Assignment and Assumption has been delivered to the Agent for recordation in the Register, and provided that the failure of such assigning Lender to deliver an Assignment and Assumption to the Agent shall not affect the legality, validity, or binding effect of such assignment and (iii) an Assignment and Assumption between the assigning Lender and an Affiliate of such Lender or an Approved Fund of such Lender shall be effective as of the date specified in such Assignment and Assumption.

(d) The Agent shall maintain at its address referred to in Section 9.02 a copy of each Assignment and Assumption delivered to it and a register (the “Register”) for the recordation of the names and addresses of the Lenders and the Commitments of, and principal amounts of the Loans owing to, each Lender from time to time. The entries in the Register shall be conclusive, in the absence of manifest error, and the Borrower, the Agent and the Lenders may treat each Person whose name is recorded in the Register as the owner of the Commitments or Loans recorded therein for all purposes of this Agreement. The Register shall be available for inspection by the Borrower or any Lender (solely with respect to its own interest) at any reasonable time and from time to time upon reasonable prior notice.

(e) Upon its receipt of an Assignment and Assumption executed by a transferor Lender and Purchasing Lender, the Agent shall (i) promptly accept such Assignment and Assumption and (ii) on the closing date determined pursuant thereto record the information contained therein in the Register.

(f) The Borrower authorizes the Agent and each Lender to disclose to any Participant or Purchasing Lender (each, a “Transferee”) and any prospective Transferee any and all information in such Lender’s possession concerning the Borrower and its Affiliates which has been delivered to such Lender by or on behalf of the Borrower pursuant to this Agreement or any other Loan Document or which has been delivered to such Lender by or on behalf of the Borrower in connection with such Lender’s credit evaluation of the Borrower.

(g) Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement to secure obligations of such Lender, including any pledge or assignment to (i) secure obligations to a Federal Reserve Bank or (ii) any Person providing financing or other credit support to a Lender or any of its Affiliates or Approved Funds; provided that no such pledge or assignment of a security interest shall release Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto.

(h) Each Lender (and each Person becoming a Lender pursuant to Section 9.06(c)), at the time such Lender becomes a party hereto, represents, warrants and agrees with the Agent as follows:

(i) Such Lender is entitled to receive any payments hereunder without the withholding or backup withholding of any tax and will furnish to Agent such forms, certifications, statements and other documents as Agent may request from time to time to evidence such Lender’s exemption from withholding or backup withholding of any tax imposed by any jurisdiction or to enable Agent to comply with any applicable laws or regulations relating thereto.

(ii) Without limiting the effect of the foregoing, if such Lender is a Foreign Lender, (A) such Lender is lawfully engaged in the conduct of a business within the United States and payments made hereunder are or are reasonably expected to be effectively connected with the conduct of that trade or business and are or will be includible in its gross income, or (B) such Lender is entitled to the benefits of a tax convention that exempts all payments made hereunder from United States income and withholding tax and has satisfied all requirements to qualify for the exemption from tax or (C) such Lender is not described in Section 881(c)(3) of the Code.

(iii) Such Lender agrees that it will, immediately upon the request of the Agent, furnish to the Agent with a copy to the Borrower Form W-9, W-8BEN or W-8ECI (as applicable to it) of the Internal Revenue Service, or such other forms, certifications, statements or documents, duly executed and completed by such Lender as evidence of such Lender’s exemption from the withholding or backup withholding of United States tax with respect thereto. If such Lender is a Foreign Lender, such Lender shall satisfy all of the requirements under Section 1471 of the Code. If such Lender is a Foreign Lender and sells a participating interest to a Participant or otherwise acts as an intermediary with respect to any portion of the payments hereunder, then as of the date of such participation and/or as otherwise requested by Agent, such Lender shall furnish to Agent, with a copy to the Borrower, a duly executed and completed Form W-8 IMY of the Internal Revenue Service (or any successor form) together with any additional forms, certifications, statements, or documents required by the Code and the Treasury regulations thereunder, plus any further documents submitted by such Lender at its option with respect to the portion of the payments attributable to such participating interest in addition to providing the duly executed and completed Form W-8 BEN or W-8 ECI (as applicable) with respect to any portion of the payments received by such Lender for its own account. If such Lender determines that, as a result of any change in any Requirement of Law or in any official application or interpretation thereof, it ceases to qualify for exemption from any tax imposed by any jurisdiction with respect to payments made hereunder, such Lender shall promptly notify the Agent of such fact and the Agent may, but shall not be required to withhold the amount of any such applicable tax from amounts paid to such Lender hereunder. The Agent shall not be obligated to make any payments hereunder to such Lender in respect to the Obligations owing to such Lender hereunder until such Lender shall have furnished to the Agent the requested form, certification, statement or document, and may withhold the amount of such applicable tax from amounts paid to such Lender hereunder.

(iv) Each Lender shall reimburse, indemnify and hold the Agent harmless from any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever which may be imposed upon, incurred by or asserted against the Agent due to its reliance upon the representation hereby made that such Lender is exempt from withholding of tax. Unless the Agent receives written notice to the contrary, such Lender shall be deemed to have made the representations contained in this Section 9.06(h) for the current and each subsequent tax year of such Lender.

(v) For purposes of this Section 9.06(h), “Foreign Lender” shall mean any Lender which is not created or organized under the laws of the United States or any state thereof.

SECTION 9.07. Adjustments; Setoffs.

(a) If any Lender (a “benefited Lender”) shall at any time receive any payment of all or part of its Loans, or interest thereon, or fees, or receive any collateral in respect thereof (whether voluntarily or involuntarily, by set-off, pursuant to events or proceedings of the nature referred to clause (e) or (f) of Article VIII, or otherwise) then due and owing to the benefited Lender, in a greater proportion than any such payment to or collateral then received by any other Lender, if any, in respect of such other Lender’s Loans, or interest thereon, or fees, then due and owing to such other Lender, such benefited Lender shall purchase for cash from the other Lenders such portion of each such other Lender’s Loans, or fees, or shall provide such other Lenders with the benefits of any such collateral, or the proceeds thereof, as shall be necessary to cause such benefited Lender to share the excess payment or benefits of such collateral or proceeds ratably with each of the Lenders; provided, however, that if all or any portion of such excess payment or benefits is thereafter recovered from such benefited Lender, such purchase shall be rescinded, and the purchase price and benefits returned, to the extent of such recovery, but without interest. The Borrower agrees that each Lender so purchasing a portion of another Lender’s Loans may exercise all rights of payment (including, without limitation, rights of set-off) with respect to such portion as fully as if such Lender were the direct holder of such portion. Notwithstanding anything to the contrary contained herein, this Section 9.07(a) shall not apply to (a) any fees contemplated for the Agent pursuant to Section 2.03 or the issuance of the Warrants pursuant to Section 2.03, which the Agent reserves the right to retain or distribute in its discretion, (b) any payment made by the Borrower pursuant to, and in accordance with, the express terms of this Agreement or (c) any payment obtained by any Lender as consideration for the assignment of, or sale of a participation in, any of its Loans or other Obligations owed to it.

(b) Subject to Section 9.07(a), in addition to any rights and remedies of the Lenders provided by law, with the prior written consent of the Agent (unless the Agent is the Person exercising its rights of set-off hereunder), each Lender and the Agent shall have the right, exercisable upon the occurrence and during the continuance of an Event of Default, without prior notice to the Borrower, any such notice being expressly waived by the Borrower to the extent permitted by applicable law, to set-off and appropriate and apply against any such Obligations any and all deposits (general or special, time or demand, provisional or final), in any currency, and any other credits, indebtedness or claims in any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by such Lender or Agent or any branch or agency thereof or Affiliate controlling such Lender or the Agent to or for the credit or the account of the Borrower, irrespective of whether or not such Lender or the Agent shall have made any demand hereunder or the amounts due under this Agreement shall have become due and payable. Each Lender, and the Agent if the Agent is exercising its rights hereunder, agrees promptly to notify the Borrower after any such set-off and application made by such Lender or the Agent as the case may be, provided that the failure to give such notice shall not affect the validity of such set-off and application.

SECTION 9.08. Counterparts. This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Agreement by facsimile or other electronic transmission shall be effective as delivery of a manually executed counterpart of this Agreement.

SECTION 9.09. Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

SECTION 9.10. Integration. This Agreement, together with the other Loan Documents, represents the entire agreement of the Borrower, the Agent and the Lenders with respect to the subject matter hereof, and there are no promises, undertakings, representations or warranties by the Agent or any Lender relative to the subject matter hereof not expressly set forth or referred to herein or in the other Loan Documents.

SECTION 9.11. Governing Law. THIS AGREEMENT AND THE NOTES AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AGREEMENT AND THE NOTES SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF CALIFORNIA (WITHOUT REFERENCE TO ITS CHOICE OF LAW RULES).

SECTION 9.12. Waiver of Jury Trial; Consent to Jurisdiction.

(a) AS A SPECIFICALLY BARGAINED FOR INDUCEMENT FOR EACH OF THE PARTIES TO ENTER INTO THIS AGREEMENT (EACH PARTY HAVING HAD OPPORTUNITY TO CONSULT COUNSEL), EACH PARTY EXPRESSLY WAIVES THE RIGHT TO TRIAL BY JURY IN ANY PROCEEDING RELATING TO OR ARISING IN ANY WAY FROM THIS AGREEMENT, ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY, TO THE EXTENT PERMITTED BY APPLICABLE LAW.

(b) Subject to Section 9.12(a), each party hereto hereby irrevocably and unconditionally:

(i) submits for itself and its property in any legal action or proceeding relating to this Agreement and the other Loan Documents to which it is a party, or for recognition and enforcement of any judgment in respect thereof, to the exclusive general jurisdiction of the state and federal courts of the State of California located in Los Angeles County, California, and appellate courts from any thereof;

(ii) consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient forum and agrees not to plead or claim the same;

(iii) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to any party at its address set forth in Section 9.02;

(iv) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction; and

(v) waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this subsection any punitive damages.

Notwithstanding any provision in this Section 9.12 to the contrary, the Borrower agrees that the Agent and the Lenders retain the right to serve process in any other manner permitted by law or to bring proceedings against the Borrower or any of its Subsidiaries in the courts of any other jurisdiction in connection with the exercise of any rights in respect of any the Collateral or in respect of any Loan Document purporting to grant a Lien or the enforcement of any judgment or in connection with the enforcement of the Warrants or the Registration Rights Agreement.

SECTION 9.13. Public Announcements. Each party hereto agrees that, before issuing any press release or making any public statement with respect to this Agreement or the transactions contemplated hereby or in connection herewith, and except as may be required by applicable law, rule or regulation or court order or decree, such party will not issue any such press release or make any such public statement without the prior written consent of each other party hereto.

SECTION 9.14. Usury Savings Clause.

Notwithstanding any other provision herein, the aggregate interest rate charged with respect to any of the Obligations, including all charges or fees in connection therewith deemed in the nature of interest under applicable law shall not exceed the Highest Lawful Rate. If the rate of interest (determined without regard to the preceding sentence) under this Agreement at any time exceeds the Highest Lawful Rate, the outstanding amount of the Loans made hereunder shall bear interest at the Highest Lawful Rate until the total amount of interest due hereunder equals the amount of interest which would have been due hereunder if the stated rates of interest set forth in this Agreement had at all times been in effect. In addition, if when the Loans made hereunder are repaid in full the total interest due hereunder (taking into account the increase provided for above) is less than the total amount of interest which would have been due hereunder if the stated rates of interest set forth in this Agreement had at all times been in effect, then to the extent permitted by law, Borrower shall pay to Agent an amount equal to the difference between the amount of interest paid and the amount of interest which would have been paid if the Highest Lawful Rate had at all times been in effect. Notwithstanding the foregoing, it is the intention of Lenders and Borrower to conform strictly to any applicable usury laws. Accordingly, if any Lender contracts for, charges, or receives any consideration which constitutes interest in excess of the Highest Lawful Rate, then any such excess shall be cancelled automatically and, if previously paid, shall at such Lender’s option be applied to the outstanding amount of the Loans made hereunder or be refunded to Borrower.

SECTION 9.15. DESIGNATED SENIOR INDEBTEDNESS.

THE INDEBTEDNESS EVIDENCED BY THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS CONSTITUTES “DESIGNATED SENIOR INDEBTEDNESS” UNDER EACH OF THE 1.875% NOTES INDENTURE, THE 3.875% NOTES INDENTURE AND THE 2.750% NOTES INDENTURE.

SECTION 9.16. No Fiduciary Duty.

The Agent, each Lender and their Affiliates (collectively, solely for purposes of this paragraph, the “Lenders”), may have economic interests that conflict with those of the Borrower, its stockholders and/or its affiliates. Borrower agrees that nothing in the Loan Documents or otherwise will be deemed to create an advisory, fiduciary or agency relationship or fiduciary or other implied duty between any Lender, on the one hand, and the Borrower, its stockholders or its affiliates, on the other. The Borrower acknowledges and agrees that (i) the transactions contemplated by the Loan Documents (including the exercise of rights and remedies hereunder and thereunder) are arm’s-length commercial transactions between the Lenders, on the one hand, and the Borrower, on the other, and (ii) in connection therewith and with the process leading thereto, (x) no Lender has assumed an advisory or fiduciary responsibility in favor of the Borrower, its stockholders or its affiliates with respect to the transactions contemplated hereby (or the exercise of rights or remedies with respect thereto) or the process leading thereto (irrespective of whether any Lender has advised, is currently advising or will advise the Borrower, its stockholders or its Affiliates on other matters) or any other obligation to the Borrower except the obligations expressly set forth in the Loan Documents and (y) each Lender is acting solely as principal and not as the agent or fiduciary of the Borrower, its management, stockholders, creditors or any other Person. The Borrower acknowledges and agrees that it has consulted its own legal and financial advisors to the extent it deemed appropriate and that it is responsible for making its own independent judgment with respect to such transactions and the process leading thereto. Furthermore, the Borrower, by reason of its own business and financial experience and through that of its professional advisors, hereby advises the Lenders that it has the capacity to protect its own interests in connection with the transactions contemplated by the Loan Documents. The Borrower agrees that it will not claim that any Lender has rendered advisory services of any nature or respect, or owes a fiduciary or similar duty to the Borrower, its stockholders, its creditors and/or its affiliates, in connection with such transaction or the process leading thereto.

SECTION 9.17. Right of First Refusal.

In consideration for the services of the Agent in connection with the Transactions and in consideration for the Lenders to make Loans hereunder, the Borrower agrees to offer to the Agent (or any of its Affiliates designated by the Agent) the bona fide opportunity (which it may accept or decline in its sole discretion) to be the sole provider of financing for the Borrower under Section 364 of the United States Bankruptcy Code in any Insolvency Proceeding (a “DIP Financing”) on terms mutually satisfactory to the Borrower and the Agent.

ARTICLE X

The Agent

SECTION 10.01. Appointment of the Agent. Each Lender hereby irrevocably designates and appoints P-WAVE HOLDINGS, LLC, as Agent of such Lender under this Agreement and the other Loan Documents, and each such Lender irrevocably authorizes P-WAVE HOLDINGS, LLC, as the Agent, for such Lender, to take such action on its behalf under the provisions of this Agreement and the other Loan Documents and to exercise such powers and perform such duties as are expressly delegated to the Agent, by the terms of this Agreement and the other Loan Documents, together with such other powers as are reasonably incidental thereto. Notwithstanding any provision to the contrary elsewhere in this Agreement, with respect to the Agent’s relationship to the Lenders, the Agent shall not have any duties or responsibilities, except those expressly set forth herein, or any fiduciary relationship with any Lender, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or any other Loan Document or otherwise exist against the Agent in such capacity. The provisions of this Article X are solely for the benefit of the Agent and Lenders; neither the Borrower nor any of its Affiliates shall have any rights as a third party beneficiary of any of the provisions of this Article X.

SECTION 10.02. Delegation of Duties. The Agent may execute any of its duties under this Agreement and the other Loan Documents by or through agents or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. The Agent shall not be responsible for the negligence or misconduct of any agents or attorneys-in-fact selected by it with reasonable care.

SECTION 10.03. Exclupatory Provisions. Neither the Agent nor any of its officers, directors, employees, agents, attorneys-in-fact, Subsidiaries or Affiliates shall be (i) liable for any action lawfully taken or omitted to be taken by it or such Person under or in connection with this Agreement or any other Loan Document (except for its or such Person’s own gross negligence or willful misconduct as determined by a court of competent jurisdiction in a final non-appealable judgment) or (ii) responsible in any manner to any of the Lenders for any recitals, statements, representations or warranties made by the Borrower, or any officer thereof, contained in this Agreement or any other Loan Document or in any certificate, report, statement or other document referred to or provided for in, or received by the Agent under or in connection with, this Agreement or any other Loan Document or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or the Notes or any other Loan Document or for any failure of the Borrower to perform its obligations hereunder or thereunder. The Agent shall not be under any obligation to any Lender to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement or any other Loan Document, or to inspect the properties, books or records of the Borrower.

SECTION 10.04. Reliance.

(a) The Agent may:

(i) rely on any notice or document believed by it to be genuine and correct and to have been signed by, or with the authority of, the proper person;

(ii) rely on any statement or direction (including any statement or direction made orally or by telephone) made by any person regarding any matters which may reasonably be assumed to be within his knowledge, within his power to verify or within his authority to make, as applicable;

(iii) engage, pay for and rely on professional advisers and experts selected by it (including those representing a party hereto other than the Agent); and

(iv) act under the Loan Documents through its personnel and agents.

(b) The Agent shall be fully protected and shall not be liable for any action taken or not taken by it in accordance with the advice of legal counsel, independent accountants or other professional advisers or experts selected by it.

SECTION 10.05. Notice of Default. Neither the Agent nor any Lender shall be deemed to have knowledge or notice of the occurrence of any Default hereunder unless such Person has received notice from the Agent, a Lender or the Borrower referring to this Agreement, describing such Default and stating that such notice is a “notice of default”. In the event that the Agent or any Lender receives such a notice, the Agent or such Lender, as the case may be, shall give notice thereof to the Agent and the Lenders. The Agent shall take such action with respect to such Default as shall be reasonably directed by the Required Lenders or all Lenders as appropriate; provided that unless and until the Agent shall have received such directions, the Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default as it shall deem advisable in the best interests of the Lenders or as the Agent shall believe necessary to protect the Agent and the Lenders’ interests in the Collateral.

SECTION 10.06. Non-Reliance. Each Lender expressly acknowledges that none of the Agent or any of its respective officers, directors, employees, agents, attorneys-in-fact, Subsidiaries or Affiliates has made any representations or warranties to it and that no act by the Agent hereafter taken, including any review of the affairs of the Borrower, shall be deemed to constitute any representation or warranty by the Agent to any Lender. Each Lender represents to the Agent that it has, independently and without reliance upon the Agent or any other Lender, and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, operations, property, financial and other condition and creditworthiness of the Borrower and made its own decision to make its Loans hereunder and enter into this Agreement. Each Lender also represents that it will, independently and without reliance upon the Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement and the other Loan Documents, and to make such investigation as it deems necessary to inform itself as to the business, operations, property, financial and other condition and creditworthiness of the Borrower.

SECTION 10.07. Indemnities.

(a) Without limiting the liability of the Borrower or any other obligor under the Loan Documents, each Lender must indemnify the Agent and each Related Party of the Agent for such Lender’s pro rata share of any loss or liability incurred by the Agent or such Related Party in acting as the Agent, except to the extent of any loss or liability which a court of competent jurisdiction in a final, non-appealable judgment has determined to have resulted primarily from the gross negligence or willful misconduct of the Agent or such Related Party of the Agent.

(b) The Agent may deduct or set-off from any amount received by it for any Lender any amount due to the Agent from such Lender under this Section 10.07 that has not been paid after written demand therefor by the Agent.

SECTION 10.08. Resignation of the Agent. The Agent may resign as Agent upon ten days’ written notice by the Agent to the Lenders and the Borrower. If the Agent shall resign as Agent under this Agreement and the other Loan Documents, then the Required Lenders shall appoint (with the approval of the Borrower, such approval not to be unreasonably withheld and not to be required if an Event of Default shall have occurred and be continuing) a successor agent for the Lenders, whereupon such successor agent shall succeed to the rights, powers and duties of the Agent and the term “Agent” shall mean such successor agent, effective upon its appointment, and the former Agent’s rights, powers and duties as Agent shall be terminated, without any other or further act or deed on the part of such former Agent or any of the parties to this Agreement or any holders of the Notes. Notice of such appointment shall be given by such successor agent to the Borrower and each Lender. Notwithstanding the foregoing, the Agent’s resignation shall be effective upon the end of the ten day period beginning on the delivery of its notice, irrespective of whether a successor agent has been found (and if no successor agent has been found by such time, the Required Lenders shall be deemed to have succeeded to the rights of the Agent). After any retiring Agent’s resignation as Agent, the provisions of this Section shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent, under this Agreement and the other Loan Documents.

SECTION 10.09. Agent Entitled to Act as Lender. The agency hereby created shall in no way impair or affect any of the rights and powers of, or impose any duties or obligations upon, the Agent in its individual capacity as a Lender hereunder. With respect to its participation in the Loans, the Agent shall have the same rights and powers hereunder as any other Lender and may exercise the same as if it were not performing the duties and functions delegated to it hereunder, and the term “Lender” shall, unless the context clearly otherwise indicates, include each Agent in its individual capacity. The Agent and its Affiliates may generally engage in any kind of business with the Borrower as if it were not performing the duties specified herein, and may accept fees and other consideration from the Borrower for services in connection herewith and otherwise without having to account for the same to Lenders.

[The remainder of this page is intentionally blank.]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

POWERWAVE TECHNOLOGIES, INC.

By:	/s/ Kevin T. Michaels
Name:	Kevin T. Michaels
Title:	Chief Financial Officer

Address for Notices:

1801 E. St. Andrew Place Santa Ana, California 92705 Attention: Tom Spaeth and Perry Tarnofsky

S-1

PWAV - Credit Agreement

AGENT and LENDER:

P-WAVE HOLDINGS, LLC

By:	/s/ Steven G. Eisner
Steven G. Eisner
Vice President

Address for Notices:

10877 Wilshire Boulevard, 18th Floor Los Angeles, CA 90024-4373 Attention: Michael Nutting

S-2

PWAV - Credit Agreement

CONFIDENTIAL

DISCLOSURE SCHEDULES OF POWERWAVE TECHNOLOGIES, INC.

PURSUANT TO THAT CERTAIN CREDIT AGREEMENT

DATED

SEPTEMBER 11, 2012

BY AND AMONG

POWERWAVE TECHNOLOGIES, INC.,

THE LENDERS THAT ARE SIGNATORIES THERETO

AND

P-WAVE HOLDINGS, LLC, AS AGENT

1

The information contained in these disclosure schedules (the “Disclosure Schedules”) shall provide exceptions to or otherwise qualify the representations, warranties and covenants of Powerwave Technologies, Inc., a Delaware corporation (the “Borrower”), contained in that certain Credit Agreement, dated as of September 11, 2012 (the “Agreement”), by and among the lenders identified on the signature pages thereto (such lenders, together with their respective successors and permitted assigns, are referred to hereinafter each individually as a “Lender” and collectively as the “Lenders”), the Borrower and P-Wave Holdings, LLC, a Delaware limited liability company (in such capacity, the “Agent”). Capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed to them in the Agreement.

The Disclosure Schedules have been arranged in separate sections and subsections corresponding to the applicable sections and subsections of the Agreement. The information set forth in any section or subsection of the Disclosure Schedules qualifies the correspondingly numbered section or subsection of the Agreement to which such disclosure relates.

Nothing in the Disclosure Schedules is intended to broaden the scope of any representation or warranty contained in the Agreement or to create any covenant.

The information contained in the Disclosure Schedules is provided solely for purposes of making disclosures to Agent under the Agreement. In disclosing such information, the Borrower does not waive any attorney-client privilege associated with such information or any protection afforded by the work-product doctrine with respect to any of the matters disclosed or discussed in the Disclosure Schedules. Where the terms of a contract, License, real property lease or other disclosure item have been summarized or described in the Disclosure Schedules, such summary or description does not purport to be a complete statement of the material terms of such contract, License, real property lease or other disclosure item, and is qualified in its entirety by the corresponding contract, License, real property lease or other disclosure item.

The Disclosure Schedules shall be deemed incorporated into the Agreement to the same extent as though fully set forth in the Agreement. Information provided in any schedule, exhibit, appendix or attachment to the Disclosure Schedules forms an integral part of the Disclosure Schedules and is incorporated herein by reference for all purposes as if set forth fully herein. The headings contained in the Disclosure Schedules are for reference purposes only and shall not in any way affect the meaning or interpretation of the information and disclosures contained in the Disclosure Schedules.

2

SCHEDULE P-1

Permitted Investments

Stock ownership in Powerwave Cognition, Inc., as described on Schedule 3.01(b).

3

SCHEDULE P-2

Permitted Liens

None.

4

SCHEDULE S-1

Sales Support Service Agreements

1. Sales Support Agreement between Borrower and Powerwave UK Limited dated November 3, 2008.

2. Sales Support Agreement between Borrower and Powerwave Technologies Singapore Pte. Ltd. dated November 3, 2008, as amended on January 1, 2011.

3. Sales Support Agreement between Borrower and Powerwave Technologies Sweden AB dated November 3, 2008, as amended on January 1, 2009.

4. Sales Support Agreement between Borrower and Powerwave Technologies Germany GMBH, dated November 3, 2008.

5. Sales Support Agreement between Borrower and Powerwave Technologies France SAS. dated November 3, 2008, as amended on January 1, 2009 and January 1, 2010.

6. Sales Support Agreement between Borrower and Powerwave Technologies Hong Kong Limited dated November 3, 2008, as amended on January 1, 2011.

7. Sales Support Agreement between Borrower and Powerwave Asia, Inc., Dubai branch, dated November 3, 2008.

5

SCHEDULE 3.01(b)

Authorized Equity Interest

The authorized capital of Borrower is: (a) Common Stock, $0.0001 par value, 100,000,000 shares authorized 31,770,931 common shares outstanding as of August 21, 2012; (b) Preferred Stock, $0.0001 par value, 5,000,000 shares authorized and no shares outstanding.

As of August 22, 2012, Borrower has outstanding 3,235,834 non-qualified stock options issued to employees to purchase shares of Borrower common stock under Borrower’s employee stock option plans.

The 1.875% Notes, the 2.75% Notes and the 3.875% Notes are all convertible into shares of Common Stock of Borrower and all contain provisions that enable the holders to require that Borrower repurchase such notes pursuant to the terms of their respective indentures. An aggregate of 13,447,412 shares of Common Stock have been reserved for issuance pursuant to the conversion of the foregoing notes.

The following is a listing of the authorized Equity Interests of Borrowers Subsidiaries. All of the following subsidiaries are 100% owned directly or indirectly by Borrower or its Subsidiaries except for: (i) nominee shareholders (where required by local law to have local citizens as shareholders) (ii) nominal ownership by individuals where there is a legal requirement to have an individual be a shareholder; and (iii) as noted below:

Entity Name	Shares Authorized	Shareholder	No. of Shares Outstanding	Class	Certificate No.
Direct Subsidiaries
Powerwave Overseas Holdings Limited	30,000,000	Borrower	21,937,109	Ordinary Shares	No number (two certificates)
Powerwave Technologies Canada, Ltd.	Unlimited	Borrower	100	Common Shares	COM-1
Powerwave Technologies Research and Development India Pvt. Ltd.	50,000	Nominee shareholders – lawyers at law firm in India (Ravinder Singhania – 9,999; Dipak Rao – 1)	10,000	Shares	1, 2
Powerwave Asia, Inc. (inactive)	1,000	Borrower	1,000	Shares	2
Powerwave UK Limited	10,000	Borrower	2,500	Class A – Ordinary Shares	A-2, A-3, A-4
Powerwave UK Limited	10,000	Borrower	1,400	Class B – Ordinary Shares	B-2, B-3, B-4

6

Powerwave UK Limited	10,000	Borrower	500	Class C – Ordinary Shares	C-2, C-3, C-4
Powerwave Technologies Hong Kong Limited	10,000	Borrower	10,000	Shares	2, 3

Powerwave Technologies Singapore Pte. Ltd.	1,000,000	Borrower	1	Ordinary Share	2
Powerwave Technologies (Thailand) Limited	40,000,000	Borrower	399,997	Ordinary Shares	6, 7, 8, 12
Powerwave Technologies Sweden AB	Not less than 1,166,700 but not more than 4,666,800	Powerwave Technologies, Inc.	3,535,420	Shares	1
Powerwave Cognition, Inc.	Class A Common – 4,000,000; Class B Common – 4,000,000; Class C Common – 6,000,000; Preferred – 6,000,000	Borrower owns 6,000,000 Series A Preferred. Two third parties own in the aggregate 2,500,000 Class B Common Stock. There are no shares of Class A or Class C Common Stock outstanding.	6,000,000	Preferred – Series A	1
RMPI, LLC	NA	Borrower	100% Membership	LLC	NA
P-Wave, Ltd. (Israel)	100	Borrower	100	Ordinary Shares	NA
Powerwave Technologies (Suzhou) Co. Ltd.		Borrower	100% owned	Ownership Interest	NA
Powerwave Technologies LLC (Russia)		Borrower	1	Participation Interest	NA
Powerwave Technologies France SAS	40,000	Borrower	800	Euros	NA

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Indirect Subsidiaries
Powerwave Technologies Brazil Comercio de Equipamentos de Telecommunicacao Ltd.		Borrower and Powerwave Technologies Sweden AB	13,965,141 Borrower /17,831,671 Powerwave Technologies Sweden AB	Quotas	NA
Powerwave Technologies Germany GmBH		Powerwave Technologies Sweden AB	EUR 26,000 capital	No shares	NA
Powerwave Technologies Estonia OU (owned by Powerwave Technologies Sweden AB)	160,000	Powerwave Technologies Sweden AB	1	Kroons
REMEC Manufacturing Philippines, Inc. (Owned by RMPI, LLC)	Common – 18,000,000; Preferred – 6,000,000	RMPI, LLC; Kevin Michaels; Ron Buschur	10,401,282 [RMPI, LLC]; 1 [Kevin Michaels]; 1 [Ron Buschur]	Common Shares	NA
Powerwave Holdings Philippines, Inc.(2)	Class A – 30,000; Class B – 20,000	RMPI, LLC; Kevin Michaels; Ron Buschur; Lucas Nunag; Chona Yasay; and Louisa Demillo	Class A – 29,998 [Lucas Nunag]; 1 [Chona Yasay]; 1 [Louisa Demillo]; Class B – 19,998 [RMPI, LLC]; 1 [Kevin Michaels]; 1 [Ron Buschur]	Class A and B Shares

8

Microwave Ventures, Inc. (Philippines)	1,000,000	REMEC Manufacturing Philippines, Inc.; Powerwave Holdings Philippines	100,000 [REMEC Manufacturing Philippines]; 149,997 [Powerwave Holdings Philippines]	Common Shares
Filtronic (Suzhou) Telecommunication Products Co. Ltd.			100%	Ownership Interest	NA
Powerwave Finland Oy	2,451	Powerwave Overseas Holdings Ltd	2,451	Shares	1 and 2
Powerwave Hungary Kft		Powerwave Overseas Holdings Ltd.	100%	Membership Interest	NA
Cognition Networks LLC		Powerwave Cognition Inc.	100%	Membership Interest	NA
Powerwave Technologies India Private Limited	50,000	Powerwave Technologies Singapore Ltd.	9,999	Shares	1

(1)	Powerwave Cognition, Inc. was a joint venture formed in 2007 to develop certain technology acquired from a third party. Borrower funded this entity until late 2011 when it was closed. The Class B Common are entitled to elect two members of the Board and the Series A Preferred stock holders are entitled to elect three members of the Board.
(2)	Lucas Nunag, Chona Yasay, and Louis Demillo are nominee shareholders selected by Borrower’s Philippine counsel, Baker & Mackenzie, to comply with the Philippine law requirement to have 60% ownership by Philippine nationals.

9

SCHEDULE 3.01(c)

Subsidiaries

Schedule 3.01(b) is incorporated herein by reference.

10

SCHEDULE 3.06(a)

Names

Direct Subsidiaries	Jurisdiction	Chief Executive Office
Powerwave Overseas Holdings Limited	UK	Unit 3, Jubilee Way, Thackley Old Road Shipley, West Yorkshire BD18 1QG United Kingdom
Powerwave Technologies Canada, Ltd.	Canada	Field Law 2000 Oxford Tower, 10235-101 Street, Edmonton, Alberta T5J 3G1 Canada
Powerwave Technologies Research and Development India Pvt. Ltd.	India	Unit # 04-01, Level 4, Block 2 CyberPearl IT Park Software Units Layout, Plot No. 9 Hitech City, Madhapur Hyderabad, Andhra Pradesh 500081 India
Powerwave Asia, Inc.	Delaware	1801 E. St. Andrew Place, Santa Ana, CA 92705
Powerwave UK Limited	UK	Unit 3, Jubilee Way, Thackley Old Road Shipley, West Yorkshire BD18 1QG United Kingdom
Powerwave Technologies Hong Kong Limited	Hong Kong	Room 2018-2019, Chevalier Commercial Building, 8 Wang Hoi Road, Kowloon Bay, Kowloon Hong Kong
Powerwave Technologies (Thailand) Limited	Thailand	210 Moo 3, Thungsukhla, Sriracha Chonburi, 20230 Thailand
Powerwave Technologies Singapore Pte. Ltd	Singapore	10 Eunos Road 8, #13-10, Singapore Post Centre, Singapore

11

408600
Powerwave Technologies Sweden AB	Sweden	Box 1155, 164 26 Kista Sweden
Powerwave Cognition, Inc.	Delaware	1801 E. St. Andrew Place, Santa Ana, CA 92705
RMPI, LLC	California	1801 E. St. Andrew Place, Santa Ana, CA 92705
P-Wave, Ltd. (Israel)	Israel	Yigal Arnon & Co. 1 Azrieli Center, 46th Floor, Round Tower, Tel Aviv 67021 Israel
Powerwave Technologies (Suzhou) Co. Ltd.	China	33 Huo Ju Road, Suzhou 215009 China
Powerwave Technologies LLC (Russia)	Russia	Sadovnicheskaya St., 82/2, Moscow, 115035, Russian Federation
Powerwave Technologies France SAS	France	25 Rue Greffulhe 92300 Levallois Perret, France

Indirect Subsidiaries
Powerwave Technologies Brazil Comercio de Equipamentos de Telecommunicacao Ltda.	Brazil	Praca Joao Duran Alonso, no 34, 3 andar, escritorios no 32, sala “A”, CEP 04571-070 Brazil
Powerwave Technologies Germany GmBH	Germany	Regus Business Center, Stadttor 1, 40219 Dusseldorf, Germany
Powerwave Technologies Estonia OU (owned by Powerwave Technologies Sweden AB)	Estonia	Poikmae 1, Tanassilma Technopark, Saku Vald, Harju County, 76401
REMEC Manufacturing Philippines, Inc.	Philippines	12th Floor, Net One Center, 26th Street Corner, 3rd Avenue, Crescent Park West, Bonifacio Global City, Taguig City, Metro Manila Philippines

12

Powerwave Holdings Philippines, Inc.	Philippines	12th Floor, Net One Center, 26th Street Corner, 3rd Avenue, Crescent Park West, Bonifacio Global City, Taguig City, Metro Manila Philippines
Microwave Ventures, Inc. (Philippines)	Philippines	12th Floor, Net One Center, 26th Street Corner, 3rd Avenue, Crescent Park West, Bonifacio Global City, Taguig City, Metro Manila Philippines
Filtronic (Suzhou) Telecommunication Products Co. Ltd.	China	33 Huo Ju Road, Suzhou 215009 China
Powerwave Finland Oy	Finland	Takatie 6, 90440 Kempele, Finland
Powerwave Hungary Kft	Hungary	H-8000 Szekesfehervar Berenyi ut 72-100
Cognition Networks LLC	Florida	1801 East Saint Andrew Place, Santa Ana, CA 92705
Powerwave Technologies India Private Limited	India	1276, 1277 & 1278 aggarwal Mellenium Tower II Plot No. E4, Netaji Subhash Place District Centre, Wazipur Pitampura, New Delhi 110034

13

SCHEDULE 3.06(b)

Location of Chief Executive Office

Borrower’s chief executive office is 1801 East Saint Andrew Place, Santa Ana, California 92705.

Please see Schedule 3.06(a) for the chief executive offices of Borrower’s subsidiaries.

14

SCHEDULE 3.06(c)

Identification Numbers

Borrower’s federal tax identification number is 11-2723423. The Borrower’s organization number is 2051958.

The tax identification numbers and organization numbers of Borrowers subsidiaries, as applicable are as follow:

Direct Subsidiary	Organization Number	Tax ID Number
Powerwave Overseas Holdings, Ltd.	05298744
Powerwave Technologies Canada, Ltd.	629209-7
Powerwave Technologies Research and Development India Pvt. Ltd.	0908006641 [IEC No.]
Powerwave Asia, Inc.	2998160	33-0885149
Powerwave UK Limited	03406063
Powerwave Technologies Hong Kong Limited	938628
Powerwave Technologies (Thailand) Limited	0205552003975
Powerwave Technologies Singapore Pte. Ltd	200502204C
Powerwave Technologies Sweden AB	556458-0867
Powerwave Cognition, Inc.	4433491	26-1244982
RMPI, LLC	200228910080
P-Wave, Ltd.
Powerwave Technologies (Suzhou) Co. Ltd.	320594400005346
Powerwave Technologies LLC (Russia)	1117746406910
Powerwave Technologies France SAS

Indirect Subsidiary	Organization Number	Tax ID Number
Powerwave Technologies Brazil Comercio de Equipamentos de Telecommunicacao Ltda.
Powerwave Technologies Germany GmBH	HRB 59316
Powerwave Technologies Estonia OU (owned by Powerwave Technologies Sweden AB)
REMEC Manufacturing Philippines, Inc.	ASO95-008872 [SEC No.]
Powerwave Holdings Philippines, Inc.	CS200611982 [SEC No.]
Microwave Ventures, Inc.	A200016083 [SEC No.]
Filtronic (Suzhou) Telecommunication Products Co. Ltd.	320500400006275
Powerwave Finland Oy
Powerwave Hungary Kft	07-09-011717/30 [Registration No.]
Cognition Networks LLC	26-0734737,	26-0734737
Powerwave Technologies India Private Limited	506032728 [IEC No.]

15

SCHEDULE 3.06(d)

Material Commercial Tort Claims

No disclosure.

16

SCHEDULE 3.07(a)

Possible Material Adverse Effect Litigation

Disclosure 4 of Schedule 3.07(b) is incorporated herein by reference.

17

SCHEDULE 3.07(b)

Litigation

1. Amphenol Corporation Patent Infringement Claim. On September 23, 2011, Powerwave received a demand letter from a law firm representing Amphenol Corporation and its subsidiary Jaybeam Corporation. Amphenol alleges that Powerwave is infringing US Patent 7,286,092 held by Jaybeam related to a variable phase shifter. On November 4, 2011, Jaybeam filed a lawsuit alleging patent infringement against Powerwave in the US District Court for the District of Delaware, Jaybeam Wireless SAS and Javbeam Limited v. Powerwave Technologies. Inc., Case no. 11-CV-01097. Amphenol has indicated that it is open to reaching a business resolution of the matter and has not yet served the complaint on Powerwave. The parties met on December 7, 2011 and engaged in settlement negotiations. Amphenol made an initial settlement proposal which involved licensing the patent in question to Powerwave and in return receiving a payment for past sales of products that infringed and a royalty going forward on sales of products that infringe. Powerwave in January 2012 offered to increase its supply chain spend with Amphenol for cable connectors as consideration for a license to the patent in question. The parties are in the process of attempting to reach a business resolution, and discussions are ongoing.

2. Class Action Lawsuit. In the first quarter of 2012, a purported shareholder class action complaint was filed in the United States District Court for the Central District of California against the Borrower, its President and Chief Executive Officer and its Chief Financial Officer. The complaint, Pawel I. Kmiec v. Powerwave Technologies. Inc. et. al. asserts claims under Sections 10(b) and 20(a) of the Exchange Act and Rule 10b-5 thereunder. On July 23, 2011, the plaintiff filed an amended complaint. The amended complaint purports to state claims on behalf of all persons who purchased our Common Stock between October 28, 2010 and October 18, 2011 and seeks compensatory damages in an amount to be proven at trial. The complaint alleges that the defendants made misleading statements or omissions concerning the Borrower’s operations and projected sales revenues and also engaged in improper revenue recognition accounting practices.

3. Shareholder Derivative Actions.

a.	On February 23, 2012, an additional lawsuit that relates to the above purported shareholder class action was filed. The lawsuit, Yin Shen v. Buschur. et al., filed in the Superior Court of California, is a shareholder derivative action, purported to be brought by an individual shareholder on behalf of Powerwave, against certain executive officers and the current directors of Powerwave. Powerwave is also named as a nominal defendant. The allegations of the derivative complaint closely resemble those in the class action and pertain to the time period of February 1, 2011 through October 18, 2011. Based on those allegations, the derivative complaint asserts various claims for breach of fiduciary duty under state law. This case has been stayed pending a resolution of the shareholder class action.

b.	On March 7, 2012, an additional lawsuit that relates to the above purported shareholder class action was filed. The lawsuit, Verar v.

18

Buschur. et al., filed in the Superior Court of California, is a shareholder derivative action, purported to be brought by an individual shareholder on behalf of Powerwave, against certain executive officers and the current directors of Powerwave. Powerwave is also named as a nominal defendant. The allegations of the derivative complaint closely resemble those in the class action and pertain to the time period of February 1, 2011 through October 18, 2011. Based on those allegations, the derivative complaint asserts various claims for breach of fiduciary duty under state law. This case has removed to federal court and has been stayed pending a resolution of the shareholder class action.

c.	On March 26, 2012 an additional lawsuit that relates to the above purported shareholder class action was filed. The lawsuit, Pehlman v. Buschur. et al., filed in U.S. District Court for the Central District of California, is a shareholder derivative action, purported to be brought by an individual shareholder on behalf of Powerwave, against certain executive officers and the current directors of Powerwave. Powerwave is also named as a nominal defendant. The allegations of the derivative complaint closely resemble those in the class action and pertain to the time period of February 1, 2011 through October 18, 2011. Based on those allegations, the derivative complaint asserts various claims for breach of fiduciary duty under state law. This case has been stayed pending a resolution of the shareholder class action.

4. Sanmina SCI v. Powerwave Technologies, Inc. On July 11, 2012 Sanmina filed a lawsuit against Powerwave Technologies, Inc., Powerwave Thailand, Powerwave Finland and Filtronic Suzhou in Orange County Superior Court. In the lawsuit, Sanmina alleges that Powerwave and its affiliated companies are past due with respect to invoices totaling approximately $1,465,800. In addition, Sanmina alleges that Powerwave and its affiliates owe it approximately $3,170,000 with respect to excess and obsolete inventory. On August 1, 2012, Sanmina file a motion to seek a writ of attachment with respect to Powerwave’s assets and the hearing on such motion is set for September 12, 2012.

5. Asia-Pacific CIS (Wuxi) Co., Ltd (“CIS”) Claim. Filtronic Suzhou is engaged in litigation with a former vendor, CIS. The amount in dispute is RMB 5,629,616.52. CIS claims that in February 2010 Filtronic Suzhou failed to purchase RMB 5.2 Million in components that it had previously ordered. CIS is seeking compensatory damages in the amount of RMB 5.289 Million, interest in the amount of RMB 340K and the cost of the litigation. The court held a final evidentiary hearing in this matter in December 2011. On April 24, 2012, the court issued a final ruling and held that Filtronic Suzhou had no liability to CIS. CIS Wuxi has now filed an appeal of this matter. The appeals court encouraged the parties to engage in a mediation and through the mediation, Filtronic Suzhou has verbally agreed to pay approximately $125,000 US in settlement of this matter.

6. Powerwave Technologies, Inc. v. Microelectronics Technology, Inc. and MTI Laboratory, Inc. On December 1, 2011, Powerwave filed a patent infringement lawsuit against Microelectronics Technology, Inc. and MTI Laboratory, Inc. alleging infringement of US Patent 6,818,477 (the “Patent.”) On February 13, 2012, the defendants filed an answer and counterclaim seeking a

19

declaratory judgment that the Patent is invalid and also the defendants seek to recover their costs and disbursements, including reasonable attorney’s fees. Limited discovery has commenced in this case.

20

SCHEDULE 3.12

Environmental Condition

Borrower’s main location is at 1801 E. St. Andrew Place, Santa Ana, California. Bell Industries, Inc. formerly conducted its Electronics Systems Division business as a tenant at 1831 Ritchey Street, Santa Ana, CA, which is in close proximity to Borrower’s location at 1801 E. St. Andrew Place, Santa Ana, California. Bell is an alleged source of groundwater contamination at the Ritchey Street property and has been engaged in the remediation of various subsurface groundwater substances at the Ritchey Street property, such substances consisting of chlorinated solvents and the solvent stabilizer, 1.4 dioxane. The remediation has been done under the direction of the California Regional Water Quality Control Board, Santa Ana region. Under the direction of the Regional Water Quality Board, Bell is conducting further investigative measures to characterize and define the extent of possible subsurface ground water contamination at 1801 E. St. Andrew Place, Santa Ana, CA and has installed a monitoring well on Borrower’s property. Based on public filings made by Bell Industries, it appears that the groundwater contamination is migrating toward the grassy area of the southeastern portion of Powerwave’s property at 1801 E. St. Andrew Place, Santa Ana, CA. Borrower sold the property located at 1801 E. St. Andrew Place, Santa Ana, CA to a third party in October 2011 in a sale leaseback transaction. In this transaction, Borrower agreed to certain environmental indemnification obligations and obtained $5M of Pollution Liability Insurance.

21

SCHEDULE 3.13

Intellectual Property

Copyrights:

Registered Owner – Borrower:

Pico Base Station, Reg. No. VAu1-020-766

Active Antenna Module – CAM, Reg. No. VAu1-020-022

Trademarks: Please see the attached listing of trademarks

Patents and Patent Applications: Please see the attached listing of patents and applications.

Licenses:

Outbound Licenses:

1. Patent Cross License Agreement between Borrower and Andrew Corporation dated March 30, 2006. In this agreement, both parties cross licensed all of their patents relating to Cellular Base Station Products and Signal Repeater Products to each other.

2. Amendment No. 1 to Share Sale and Purchase Agreement effective November 1, 2005 between Powerwave Sweden AB and Advantch AMT, Ltd. In connection with the sale of sale of Powerwave’s Microwave Group, Powerwave Sweden AB granted to Advantech AMT, Ltd. a non-exclusive, fully paid license under US patent 6198908 and Swedish patent 9800683-6, System and Method for Transfer of Digital Information Carrying Signal.

3. Letter Agreement dated August 31, 2007 between Powerwave Comtek Oy and Nokia Siemens Networks Oy regarding the grant by Powerwave Comtek Oy of a non-exclusive, fully paid license under US Patent 7180391.

4. Settlement Agreement dated July 29, 2005 between Kathrein-Werke KG and Borrower. This settlement agreement contains cross license between the parties to certain patents.

5. Patent Assignment and License Back dated October 15, 2006 between Filtronic Comtek (UK) Limited, Powerwave International Holdings SRL (formerly Remec International Holdings SRL) and Filtronic plc..

6. Patent License Agreement between Powerwave Finland Oy and Shenzhen Tatfook Technology Co., Ltd dated April 24, 2012.

7. License and Manufacturing Agreement dated April 24, 2012 between Borrower and Shenzhen Tatfook Technology Co. Ltd., as amended on August 16, 2012.

8. Share Sale and Purchase Agreement dated September 7, 2005 between Powerwave Sweden AB (now named Powerwave Technologies Sweden AB) and Advantech AMT Ltd contains a license to

22

Advantech to use the Allgon name and logo in connection with the marketing and sale of the products being acquired in the acquisition.

Inbound Licenses:

1. Patent Cross License Agreement between Borrower and Andrew Corporation dated March 30, 2006. In this agreement, both parties cross licensed all of their patents relating to Cellular Base Station Products and Signal Repeater Products to each other.

2. Patent License Agreement between Filtronic plc, Powerwave Overseas Holdings Ltd (formerly name Filtronic Overseas Holdings Ltd.) dated October 15, 2006.

3. Agreement dated February 2003 between Gamma Nu, Inc., a Korean company, and Algon Telecom Wuxi Co. Ltd. (now named Powerwave Wuxi) and Allgon AB (now named Powerwave Sweden AB). Under this agreement, Gamma Nu granted Allgon Wuxi the right to sell certain antennas based on Gamma Nu’s design.

4. Settlement Agreement dated July 29, 2005 between Kathrein-Werke KG and Borrower. This settlement agreement contains cross license between the parties to certain patents.

Intra-Borrower Licenses:

1. Technology License Agreement between Borrower and Powerwave Comtek Oy dated November 3, 2008.

2. Technology License Agreement between Borrower and Powerwave Technologies Sweden AB dated November 3, 2008.

3. Assignment dated November 3, 2008 between Powerwave Sweden AB and Powerwave Technologies Sweden AB. Under this agreement, Powerwave Technologies Sweden AB acquired from Powerwave Sweden AB all the rights, title and interest in and to the Listed Inventions (as outlined in Schedule 1 of the agreement) and any Letters Patent that may be granted for said inventions in the United States and throughout the world.

4. Assignment Agreement dated November 3, 2008 between Powerwave UK Limited and Borrower.

23

POWERWAVE TECHNOLOGIES, INC.

Trademarks

U.S. Trademark

Reference No.	MARK	Class/Goods	App. No App. Date	Reg. No. Reg. Date	Renewal Date	Status/Comments
MILCOM.028T		9-Power amplifiers; racks, combiners and cabinets for power amplifiers.	76/138204 09/29/00	2,595,659 07/16/02	07/16/22	RENEWED.
MILCOM.056T

6- Antenna brackets made of metal

9- Antennas; Tower mounted antennas; Tilting modules for antennas; Converters; Master control units for antennas; Electrical power distribution units; Current injectors for antenna and base station systems; Filters for antenna systems; Base stations comprised of boosters, radio frequency power amplifiers for use in wireless communications, filters, power transceivers, current injectors and combiners; Radio frequency power amplifiers for use in wireless communications; Base station conditioners for base station systems; Integrated radios; Digital radio heads; Base station filters and microwave filters for base station systems; Radio frequency couplers; Combiners for base station systems that compress noise and signals; Diplexers, namely, diplex filters for antenna systems; Triplexes, namely, filters for antenna systems; Boosters for antenna systems and base station systems; Repeaters for antenna systems and base station systems; Repeater networks for wireless communications; Wireband radio heads; Distributed antenna systems comprised of optical and radio frequency conversion modules, repeaters, wide band radioheads, antennas, and amplifiers; Base station sub-systems comprising of filters, couplers, and radio frequency power amplifiers for use in wireless communications; Cabinets and frames for radio frequency power amplifiers for use in wireless communications; Microwave radio links; Antenna line devices, namely, antennas, tower mounted amplifiers, tilting modules, converters, master control units, couplers, diplexers, and triplexers; Wireless IP and voice transmission systems comprised of antenna systems,

			78/617538 04/26/05	3386311 02/19/08	02/19/08	REGISTERED. Affidavit of Use due 02/19/14.

Reference No.	MARK	Class/Goods	App. No App. Date	Reg. No. Reg. Date	Renewal Date	Status/Comments
namely, an antenna, tower mounted amplifier, tilting modules, converters, a master control unit, couplers, diplexers, and triplexers, and base station systems, namely, boosters, radio frequency power amplifiers for use in wireless communications, filters, power transceivers, current injectors and combiners; Computer software for use in controlling, operating, managing, or maintaining wireless communications systems or wireless infrastructure equipment; Antenna systems, namely, an antenna, tower mounted amplifier, tilting modules, converters, a master control unit, couplers, diplexers, and triplexers; Base station systems comprised of boosters, radio frequency power amplifiers for use in wireless communications, filters, power transceivers, current injectors and combiners; Wireless coverage systems, namely, antenna systems comprised of an antenna, tower mounted amplifier, tilting modules, converters, a master control unit, couplers, diplexers, and triplexers, and base station systems comprised of boosters, radio frequency power amplifiers for use in wireless communications, filters, power transceivers, current injectors and combiners; Wireless data communication devices, namely, antenna systems comprised of an antenna, tower mounted amplifier, tilting modules, converters, a master control unit, couplers, diplexers, and triplexers and base station systems comprised of boosters, radio frequency power amplifiers for use in wireless communications, filters, power transceivers, current injectors and combiners; Wireless Infrastructure systems, namely, antenna systems comprised of an antenna, tower mounted amplifier, tilting modules, converters, a master control unit, couplers, diplexers, and triplexers and base station systems comprised of boosters, radio frequency power amplifiers for use in wireless communications, filters, power transceivers, current injectors and combiners; Wireless communications devices, namely, antenna systems comprised of an antenna, tower mounted amplifier, tilting modules, converters, a master control unit, couplers, diplexers, and triplexers and base station systems comprised of boosters, radio frequency power amplifiers for use in wireless communications, filters, power transceivers, current injectors and combiners

Reference No.	MARK	Class/Goods	App. No App. Date	Reg. No. Reg. Date	Renewal Date	Status/Comments

37- Installation and maintenance of antenna systems and base station systems

42- Design, development, and technical support of end-to-end wireless infrastructure systems and wireless communication systems, namely, antenna systems and base station systems

MILCOM.072T	ALLGON	9-Cellular radio base station antennas; multicolor receivers, power monitoring units, and land mobile radio base station antennas.	74/284259 06/11/92	1782480 07/20/93	07/20/13	RENEWED.
MILCOM.094T	INSIDE OUT SOLUTIONS	9- Antennas, tower mounted antennas, antenna brackets, filters for antenna systems, telecommunications base station equipment for cellular and fixed networking and communications applications; power amplifiers, conditioners for telecommunications base station equipment, broadband radios, mobile radios and internet radios, radio transmitters, filters for telecommunications base station equipment, antenna filters, electronic combiners for connecting antennas and receivers, repeaters for radio stations, antennas for radio; antennas for wireless communications apparatus for voice transmission; computer software for use in controlling, operating and managing wireless communications systems	85/267555 03/15/11			ALLOWED. Statement of Use due 10/10/12.
MILCOM.008T	POWERWAVE	9-Radio frequency power amplifiers	75/143289 08/01/96	2131938 01/27/98	01/27/18	RENEWED.
MILCOM.013T	POWERWAVE	9-Racks, combiners, and cabinets for radio frequency power amplifiers for use in wireless communications.	75/611598 12/23/98	2483000 08/28/01	08/28/21	RENEWED.
MILCOM.054T	POWERWAVE

6-Antenna brackets made of metal

9- Antennas; Tower mounted antennas; Tilting modules for antennas; Converters; Master control units for antennas; Electrical power distribution units; Current injectors for antenna and base station systems; Filters for antenna systems; Base stations comprised of boosters, radio frequency power amplifiers for use in wireless communications, filters, power transceivers, current injectors and combiners; Radio frequency power amplifiers for use in wireless communications; Base station conditioners for base station systems; Integrated radios; Digital radio heads; Basestation filters and microwave filters for base station systems; Radio frequency couplers; Combiners for base station systems that compress noise and signals; Diplexers,

			78/617536 04/26/05	3386310 02/19/08	02/19/18	REGISTERED. Affidavit of Use due 02/19/14.

Reference No.	MARK	Class/Goods	App. No App. Date	Reg. No. Reg. Date	Renewal Date	Status/Comments
namely, diplex filters for antenna systems; Triplexes, namely, filters for antenna systems; Boosters for antenna systems and base station systems; Repeaters for antenna systems and base station systems; Repeater networks for wireless communications; Wireband radio heads; Distributed antenna systems comprised of optical and radio frequency conversion modules, repeaters, wide band radio heads, antennas, and amplifiers; Base station sub-systems comprising of filters, couplers, and radio frequency power amplifiers for use in wireless communications; Cabinets and frames for radio frequency power amplifiers for use in wireless communications; Microwave radio links; Antenna line devices, namely, antennas, tower mounted amplifiers, tilting modules, converters, master control units, couplers, diplexers, and triplexers; Wireless IP and voice transmission systems comprised of antenna systems, namely, an antenna, tower mounted amplifier, tilting modules, converters, a master control unit, couplers, diplexers, and triplexers, and base station systems, namely, boosters, radio frequency power amplifiers for use in wireless communications, filters, power transceivers, current injectors and combiners; Computer software for use in controlling, operating, managing, or maintaining wireless communications systems or wireless infrastructure equipment; Antenna systems, namely, an antenna, tower mounted amplifier, tilting modules, converters, a master control unit, couplers, diplexers, and triplexers; Base station systems comprised of boosters, radio frequency power amplifiers for use in wireless communications, filters, power transceivers, current injectors and combiners; Wireless coverage systems, namely, antenna systems comprised of an antenna, tower mounted amplifier, tilting modules, converters, a master control unit, couplers, diplexers, and triplexers, and base station systems comprised of boosters, radio frequency power amplifiers for use in wireless communications, filters power transceivers, current injectors and combiners; Wireless data communication devices, namely, antenna systems comprised of an antenna, tower mounted amplifier, tilting modules, converters, a master control unit, couplers, diplexers, and triplexers and base station systems comprised of boosters, radio

Reference No.	MARK	Class/Goods	App. No App. Date	Reg. No. Reg. Date	Renewal Date	Status/Comments

frequency power amplifiers for use in wireless communications, filters, power transceivers, current injectors and combiners; Wireless Infrastructure systems, namely, antenna systems comprised of an antenna, tower mounted amplifier, tilting modules, converters, a master control unit, couplers, diplexers, and triplexers and base station systems comprised of boosters, radio frequency power amplifiers for use in wireless communications, filters, power transceivers, current injectors and combiners; Wireless communications devices, namely, antenna systems comprised of an antenna, tower mounted amplifier, tilting modules, converters, a master control unit, couplers, diplexers, and triplexers and base station systems comprised of boosters, radio frequency power amplifiers for use in wireless communications, filters, power transceivers, current injectors and combiners

37- Installation and maintenance of antenna systems and base station systems

42- Design, development, and technical support of end-to-end wireless infrastructure systems and wireless communication systems, namely, antenna systems and base station systems

MILCOM.009T	POWERWAVE TECHNOLOGIES	9-Radio frequency power amplifiers.	75/143533 08/01/96	2131941 01/27/98	01/27/18	RENEWED.
MILCOM.014T	POWERWAVE TECHNOLOGIES	9-Racks, combiners, and cabinets for radio frequency power amplifiers for use in wireless communications.	75/611599 12/23/98	2483001 08/28/01	08/28/21	RENEWED.
MILCOM.055T	POWERWAVE TECHNOLOGIES

9-Antennas; Tower Mounted Antennas; Antenna Brackets;

Tilting modules; Converters; Master Control Units; Power Distribution Units; Current Injectors; Filters for Antenna Systems; Base Stations; Power Amplifiers for wireless communication systems; Base Station Conditioners; Integrated Radios; Digital Radio Heads; Base Station Filters; Microwave Filters; Couplers; Combiners; Diplexers; Triplexers; Boosters; Repeaters;

Repeater networks; Wireband Radio Heads; distributed antenna systems; Base Station Sub-systems comprising filters, couplers, and power amplifiers; Cabinets and frames for power amplifiers; Microwave Radio Links; Antenna Line Devices; Wireless IP and voice transmission systems; computer software for use in controlling, operating, managing, or maintaining wireless

			78/617540 04/26/05	3392898 03/04/08	03/04/18	REGISTERED. Affidavit of Use due 03/04/14

Reference No.	MARK	Class/Goods	App. No App. Date	Reg. No. Reg. Date	Renewal Date	Status/Comments
communications systems or wireless infrastructure equipment; antenna systems; base station systems; wireless coverage systems; wireless data communications devices; wireless infrastructure equipment; wireless communications devices 42- Design, development, production, delivery, installation, support, deployment, operation and maintenance of end-to-end wireless infrastructure systems and wireless communication systems.
MILCOM.047T	TAP-IN	9-Telecommunications products, namely, computer hardware and software which extends cellular signals beyond normal ranges.	76/261630 05/23/01	3064008 02/28/06	02/28/16	REGISTERED. Affidavit of Use due 02/28/12

US_PATENTS

Matter Number	Case Type	Application Number	Publication Number	Patent Number	Filing Date	Publication Date	Issue Date	ExpDate	Owner	Title
1002/ORD	ORD	11/018,216	2005-0200409	7157967	21-Dec-2004	15-Sep-2005	02-Jan-2007	20-Jun-2025	Powerwave Technologies Inc.	System and Method for Control of Loop Alignment in Adaptive Feed Forward Amplifiers
1005/	ORD	10/881,476	2005-0001684	7149257	30-Jun-2004	06-Jan-2005	12-Dec-2006	30-Jun-2024	Powerwave Technologies Inc.	Digital Predistortion System and Method for Correcting Memory Effects within an RF Power Amplifier

1006/ORD	ORD	10/818,546	2004-0204100	7110739	05-Apr-2004	14-Oct-2004	19-Sep-2006	05-Apr-2024	Powerwave Technologies Inc.	Multi-Transmitter Communication System Employing Anti-Phase Pilot Signals
1007/ORD	ORD	10/391,168	2004-0198414	6931240	18-Mar-2003	07-Oct-2004	16-Aug-2005	18-Mar-2023	Powerwave Technologies Inc.	System and Method for Eliminating Signal Zero Crossings in Single and Multiple Channel Communications Systems

1008/US	ORD	10/733,087	2004-0119535	6998916	11-Dec-2003	24-Jun-2004	14-Feb-2006	11-Dec-2023	Powerwave Technologies Inc.	Feed Forward System Penalties and Floors for Optimal Control
1009/ORD	ORD	10/775,799	2004-0160274	7038540	10-Feb-2004	19-Aug-2004	02-May-2006	14-Feb-2023	Powerwave Technologies Inc.	Enhanced Efficiency Feed Forward Power Amplifier Utilizing Reduced Cancellation Bandwidth and Small Error Amplifier

1010/ORD	ORD	10/849,478	2004-0231884	6954987	19-May-2004	25-Nov-2004	18-Oct-2005	19-May-2024	Powerwave Technologies Inc.	Circuit Board Assembly Employing Solder Vent Hole

1013/ORD	ORD	11/087,225	2005-0227644	7440733	23-Mar-2005	13-Oct-2005	21-Oct-2008	14-Apr-2026	Powerwave Technologies Inc.	Constant Gain Nonlinear Envelope Tracking High Efficiency Linear Amplifier

1014/CIP	CIP	11/372,595	2006-0238245	7288987	10-Mar-2006	26-Oct-2006	30-Oct-2007	03-May-2024	Powerwave Technologies Inc.	RF amplifier employing active load linearization

1014/ORD	ORD	10/837,838	2004-0222847	7038539	03-May-2004	11-Nov-2004	02-May-2006	03-May-2024	Powerwave Technologies Inc.	RF Amplifier Employing Active Load Linearization
1016/ORD	ORD	11/175,509	2006-0008026	7239671	06-Jul-2005	12-Jan-2006	03-Jul-2007	06-Jul-2025	Powerwave Technologies Inc.	System and Method for Digital Timing Error Correction in a Communications System Utilizing Adaptive Predistortion
1018/ORD	ORD	11/175,508	2006-0008030	7197087	06-Jul-2005	12-Jan-2006	27-Mar-2007	06-Jul-2025	Powerwave Technologies Inc.	System and Method for Differential IQ Delay Compensation in a Communications System Utilizing Adaptive AQM Compensation
1020/	PCT	09/261,173		6198908	01-Mar-1999		06-Mar-2001	01-Mar-2019	ALLGON AB	SYSTEM AND A METHOD FOR TRANSFER OF A DIGITAL INFORMATION CARRYING SIGNAL

1021/ORD	ORD	10/838,985	2004-0251961	7123086	05-May-2004	16-Dec-2004	17-Oct-2006	05-May-2024	Powerwave Technologies Inc.	Feed Forward Amplifier Employing Positive Feedback Pilot Generation
1022/ORD	ORD	11/036,805	2005-0157814	7366252	14-Jan-2005	21-Jul-2005	29-Apr-2008	23-Nov-2025	Powerwave Technologies Inc.	Wideband Enhanced Digital Injection Predistortion For High Efficiency Transmitters
1023/ORD	ORD	11/063,447	2005-0190857	7577211	23-Feb-2005	01-Sep-2005	18-Aug-2009	10-Aug-2026	Powerwave Technologies Inc.	Digital Predistortion System and Method for Linearizing an RF Power Amplifier with Nonlinear Gain Characteristics and Memory Ef

1024/ORD	ORD	11/063,297	2005-0195919	7336725	22-Feb-2005	08-Sep-2005	26-Feb-2008	06-Aug-2026	Powerwave Technologies Inc.	Digital Predistortion System and Method for High Efficiency Transmitters

1026/ORD	ORD	09/632,151		6473314	03-Aug-2000		29-Oct-2002	03-Aug-2020	Powerwave Technologies Inc.	RF power amplifier assembly employing multi-layer RF blocking filter

1027/ORD	ORD	09/560,799		6442046	28-Apr-2000		27-Aug-2002	28-Apr-2020	Powerwave Technologies Inc.	Electronic Equipment with Cavity Isolator

1028/ORD	ORD	09/739,947		6309245	18-Dec-2000		30-Oct-2001	18-Dec-2020	Powerwave Technologies Inc.	RF Amplifier Assembly with Reliable RF Pallet Ground

1029/ORD	ORD	09/718,819		6411523	22-Nov-2000		25-Jun-2002	22-Nov-2020	Powerwave Technologies Inc.	RF Electronics Assembly with Shielded Interconnect

1030/CIP	CON	10/200,240	2002-0191709	7194039	22-Jul-2002	19-Dec-2002	20-Mar-2007	04-Jan-2022	Powerwave Technologies Inc.	Method for peak power reduction in multiple carrier communications systems
1030/ORD	ORD	09/884,302	2002-0006169	6449303	19-Jun-2001	17-Jan-2002	10-Sep-2002	19-Jun-2021	Powerwave Technologies Inc.	System and Method for Peak Power Reduction in Multiple Carried Communications Systems
1031/ORD	ORD	10/385,783	2004-0178853	6828862	11-Mar-2003	16-Sep-2004	07-Dec-2004	11-Mar-2023	P-Wave Ltd.	RF Power Amplifier with Low Intermodulation Distortion and Reduced Memory Effects
1032/	ORD	10/102,493	2003-0012292	7170952	20-Mar-2002	16-Jan-2003	30-Jan-2007	20-Jul-2024	Powerwave Technologies Inc.	System and Method for Post Filtering Peak Power Reduction in Communications Systems
1033/US	ORD	10/127,164	2003-0026351	7095798	22-Apr-2002	06-Feb-2003	22-Aug-2006	22-Apr-2022	Powerwave Technologies Inc.	System And Method For Post Filtering Peak Power Reduction in Multi-Carrier Communications Systems

US_PATENTS

Matter Number	Case Type	Application Number	Publication Number	Patent Number	Filing Date	Publication Date	Issue Date	ExpDate	Owner	Title
1035/DIV	DIV	11/295,926	2006-0087374	7106134	06-Dec-2005	27-Apr-2006	12-Sep-2006	24-Apr-2023	Powerwave Technologies Inc.	Feed Forward Amplifier Employing Bias Circuit Topologies for Minimization of RF Amplifier Memory Effects
1035/US	ORD	10/410,457	2003-0227330	7034620	08-Apr-2003	11-Dec-2003	25-Apr-2006	28-Oct-2023	Powerwave Technologies Inc.	RF Amplifier Employing Bias Circuit Topologies for Minimization of RF Amplifier Memory Effects
1036/ORD	ORD	10/365,111	2005-0151457	6794933	12-Feb-2003	14-Aug-2003	21-Sep-2004	12-Feb-2023	Powerwave Technologies Inc.	Feed Forward RF Power Amplifier with High Efficiency Main Amplifier and Highly Linear Error Amplifier

1039/US	ORD	10/633,984	2004-0036532	6850115	04-Aug-2003	26-Feb-2004	01-Feb-2005	04-Aug-2023	Powerwave Technologies Inc.	Enhanced Efficiency LDMOS Based Feed Forward Amplifier
1040/CIP	CIP	10/889,636	2005-0009479	7289773	12-Jul-2004	13-Jan-2005	30-Oct-2007	15-Mar-2024	Powerwave Technologies Inc.	Digital Transmitter System Employing Self-Generating Predistortion Parameter Lists and Adaptive Controller
1040/ORD	ORD	10/761,788	2004-0152433	6985706	21-Jan-2004	05-Aug-2004	10-Jan-2006	21-Jan-2024	Powerwave Technologies Inc.	Feed Forward Amplifier System Employing Self-Generating Alignment Lists and Adaptive Controller

1041/ORD	ORD	10/668,912	2005-0062532	7126421	23-Sep-2003	24-Mar-2005	24-Oct-2006	23-Sep-2023	Powerwave Technologies Inc.	Method for Aligning Feed Forward Loops

1042/ORD	ORD	10/431,688	2004-0222848	7158386	08-May-2003	11-Nov-2004	02-Jan-2007	08-May-2023	Powerwave Technologies Inc.	Balanced Radio Frequency Power Amplifier with Temperature Compensation
1043/ORD	ORD	10/818,547	2004-0208259	7349490	05-Apr-2004	21-Oct-2004	25-Mar-2008	01-Nov-2025	Powerwave Technologies Inc.	Additive Digital Predistortion System Employing Parallel Path Coordinate Conversion
1045/DIV	DIV	11/288,580	2006-0077006	7126418	29-Nov-2005	13-Apr-2006	24-Oct-2006	10-Sep-2023	Powerwave Technologies Inc.	Delay Mismatched Feed Forward Amplifier System Using Penalties and Floors for Optimal Control
1045/ORD	ORD	10/733,498	20040124920	7002407	11-Dec-2003	01-Jul-2004	21-Feb-2006	11-Dec-2023	Powerwave Technologies Inc.	Delay mismatched feed forward amplifier system using penalties and floors for control

1046/ORD	ORD	11/071,931	2005-0201061	7342788	04-Mar-2005	15-Sep-2005	11-Mar-2008	19-Jan-2026	Powerwave Technologies Inc.	RF Power Amplifier Assembly with Heat Pipe Enchanced Pallet

1047/ORD	ORD	11/081,384	2005-0242875	7339426	16-Mar-2005	03-Nov-2005	04-Mar-2008	12-Apr-2025	Powerwave Technologies Inc.	High Efficiency Linear Amplifier Employing Dynamically Controlled Back Off

1048/ORD	ORD	11/214,230	2006-0044075	7400214	29-Aug-2005	02-Mar-2006	15-Jul-2008	28-Sep-2025	Powerwave Technologies Inc.	Low Loss, High Power Air Dielectric Stripline Edge Coupling Structure
1049/ORD	ORD	09/310,013		6298097	11-May-1999		02-Oct-2001	11-May-2019	P-Wave Ltd.	Amplifier with Wideband Digital Predistortion
1050/ORD	ORD	09/226,709		6166601	07-Jan-1999		26-Dec-2000	07-Jan-2019	P-Wave Ltd.	Super-Linear Multi-Carrier Power Amplifier
1052/ORD	ORD	10/718,688	2005-0111575	7330517	24-Nov-2003	26-May-2005	12-Feb-2008	01-Nov-2025	P-Wave Ltd.	Amplifier Linearization Using Nonlinear Predistortion
1053/ORD	ORD	11/214,191	2006-0098758	7590190	29-Aug-2005	11-May-2006	15-Sep-2009	14-Feb-2027	Powerwave Technologies Inc.	System and Method for Forward Path Gain Control in a Digital Predistortion Linearized Transmitter

1054/DIV	DIV	09/972,697	2002-0016096	6817092	04-Oct-2001	07-Feb-2002	16-Nov-2004	05-Nov-2019	Powerwave Technologies Inc.	Method of Assembling a Circuit Board Apparatus with Pin Connectors
1055/ORD	ORD	09/082,651		6081160	20-May-1998		27-Jun-2000	20-May-2018	Powerwave Technologies Inc.	Method and Apparatus for Increasing the Bandwidth, and Reducing the Size, of the DC Feed Network for Wideband RF Amplifiers usi

1056/DIV	DIV	-651294	2002-0080594	6560116	18-Dec-2001	27-Jun-2002	06-May-2003	09-Nov-2019	Powerwave Technologies Inc.	Electronics Apparatus with Wall Support Structure

1056/ORD	ORD	09/435,953		6366473	09-Nov-1999		02-Apr-2002	09-Nov-2019	Powerwave Technologies Inc.	Method for Supporting a Wall
1058/ORD	ORD	09/658,398		6421253	08-Sep-2000		16-Jul-2002	08-Sep-2020	Powerwave Technologies Inc.	Durable Laminated Electronics Assembly using Epoxy Preform (Paseo Nuevo Platform)

1059/CONT	CON	10/200,399	2002-0196839	7003017	22-Jul-2002	26-Dec-2002	21-Feb-2006	19-Apr-2020	Powerwave Technologies Inc.	Method for Peak Power Reduction In Spread Spectrum Communication Systems
1059/ORD	ORD	09/746,167	2002-0006157	6449302	22-Dec-2000	17-Jan-2002	10-Sep-2002	22-Dec-2020	Powerwave Technologies Inc.	System and Method for Peak Power Reduction in Spread Spectrum Communications Systems

1060/DIV	DIV	09/925,854	2002-0029867	6390182	09-Aug-2001	14-Mar-2002	21-May-2002	08-Sep-2020	Powerwave Technologies Inc.	Method for Assembling an Electronics Assembly Incorporating a Heat Sink

1060/ORD	ORD	09/658,159		6296048	08-Sep-2000		02-Oct-2001	08-Sep-2020	Powerwave Technologies Inc.	Heat Sink Assembly

US_PATENTS

Matter Number	Case Type	Application Number	Publication Number	Patent Number	Filing Date	Publication Date	Issue Date	ExpDate	Owner	Title
1061/ORD	ORD	-568386	2003-0112066	6677817	17-Dec-2001	19-Jun-2003	13-Jan-2004	17-Dec-2021	Powerwave Technologies Inc.	Embodiment I- Feed Forward Amplifier with Amplifier Stage Failure Detection using Pilot Tones
1062/ORD	ORD	-569481		6556076	17-Dec-2001		29-Apr-2003	17-Dec-2021	Powerwave Technologies Inc.	Embodiment II Feed Forward Amplifier with Amplifier Stage Failure Detection using Pilot Tones

1063/ORD	ORD	11/349,463	2006-0176129	7283022	07-Feb-2006	10-Aug-2006	16-Oct-2007	07-Feb-2026	Powerwave Technologies Inc.	Dual Mode Ceramic Filter

1065/ORD	CON	10/738,276	2005-0001695	6952147	16-Dec-2003	06-Jan-2005	04-Oct-2005	16-Dec-2023	Powerwave Technologies Inc.	Microstrip Coupler

1066/US	ORD	10/227,687	2004-0037062	7109830	26-Aug-2002	26-Feb-2004	19-Sep-2006	14-Jul-2023	Powerwave Technologies Inc.	Highly Isolated RF Coupler
1067/ORD	ORD	10/386,013	2004-0100323	6937094	11-Mar-2003	27-May-2004	30-Aug-2005	11-Mar-2023	Powerwave Technologies Inc.	Systems and Methods of Dynamic Bias Switching for Radio Frequency Power Amplifiers

1068/ORD	ORD	10/723,094	2005-0110567	6946906	25-Nov-2003	26-May-2005	20-Sep-2005	25-Nov-2023	Powerwave Technologies Inc.	System and Method of Pilot Tone Reuse in a Feedforward Amplifier

1069/ORD	CIP	10/805,634	2004-0239446	7049907	19-Mar-2004	02-Dec-2004	23-May-2006	24-Aug-2021	Powerwave Technologies Inc.	System and Method for Adjusting Group Delay

1070/ORD	DIV	10/805,666	2004-0178848	6897724	19-Mar-2004	16-Sep-2004	24-Mar-2005	24-Aug-2021	Powerwave Technologies Inc.	System and Method for Adjusting Group Delay
1072/CIP	CIP	11/369,529	2006-0176113	7187232	07-Mar-2006	10-Aug-2006	06-Mar-2007	05-May-2024	Powerwave Technologies Inc.	Feed Forward Amplifier Employing Positive Feedback Pilot Generation with automatic level control
1073/ORD	ORD	10/217,726	2003-0100197	6818477	13-Aug-2002	29-May-2003	16-Nov-2004	13-Aug-2022	Powerwave Technologies Inc.	Method of Mounting a Component in an Edge-Plated Hole Formed in a Printed Circuit Board
1074/	ORD	11/392,170	2006-0222104	7756493	29-Mar-2006	05-Oct-2006	13-Jul-2010	27-Aug-2028	Powerwave Technologies Inc.	System and Method for Using the Pilot Frequency from a Positive Feedback Pilot Generation and Detection Circuit to Improve Seco

1075/ORD	ORD	10/052,801	2003-0064738	7231191	29-Oct-2001	03-Apr-2003	12-Jun-2007	13-Sep-2023	Powerwave Technologies Inc.	Spurious Ratio Control Circuit for Use with Feed-Forward Linear Amplifiers

1076/ORD	ORD	10/103,277	2003-0179055	6949992	20-Mar-2002	25-Sep-2003	27-Sep-2005	20-Mar-2022	Powerwave Technologies Inc.	System and Method of Providing Highly Isolated Radio Frequency Interconnections

1077/ORD	ORD	10/151,835	2003-0042979	6856215	20-May-2002	06-Mar-2003	15-Feb-2005	20-May-2022	Powerwave Technologies Inc.	System and Method for Adjusting Group Delay

1078/ORD	ORD	10/723,801	2005-0110563	6958647	25-Nov-2003	26-May-2005	25-Oct-2005	25-Nov-2023	Powerwave Technologies Inc.	Dual Loop Feedforward Power Amplifier

1079/ORD	ORD	10/723,802	2005-0113052	7173484	23-Nov-2003	26-May-2005	06-Feb-2007	16-Dec-2024	Powerwave Technologies Inc.	System and Method of Carrier Reinjection in a Feedforward Amplifier

1080/CIP	CIP	10/442,608	2003-0199257	7693497	21-May-2003	23-Oct-2003	17-Mar-2010	13-Mar-2025	Powerwave Technologies Inc.	Spurious Energy Correlation for Control of Linear Power Amplifiers

1081/ORD	ORD	10/045,837	2003-0132816	6794954	11-Jan-2002	17-Jul-2003	21-Sep-2004	11-Jan-2022	Powerwave Technologies Inc.	Microstrip Coupler
1082/ORD	ORD	11/377,023	2006-0217083	7193462	16-Mar-2006	28-Sep-2006	20-Mar-2007	16-Mar-2026	Powerwave Technologies Inc.	RF Power Amplifier System Employing An Analog Predistortion Module Using Zero Crossings

1083/ORD	ORD	09/057,332		6046635	08-Apr-1998		04-Apr-2000	08-Apr-2018	Powerwave Technologies Inc.	Dynamic Predistortion Compensation for a Power Amplifier

1084/US	ORD	09/057,380		6028477	08-Apr-1999		22-Feb-2000	08-Apr-2018	Powerwave Technologies Inc.	Adaptive Biasing in a Power Amplifier

1085/US	ORD	09/174,715		6147555	19-Oct-1998		14-Nov-2000	19-Oct-2018	Powerwave Technologies Inc.	Amplification System Having Mask Detection

1086/US	ORD	09/174,691		6140874	19-Oct-1998		31-Oct-2000	19-Oct-2018	Powerwave Technologies Inc.	Amplification System having Mask Detection and Bias Compensation

1087/US	ORD	09/174,641		6118339	19-Oct-1998		12-Sep-2000	19-Oct-2018	Powerwave Technologies Inc.	Amplification System Using Baseband Mixer

1088/US	ORD	09/425424		6191652	22-Oct-1999		20-Feb-2001	22-Oct-2019	Powerwave Technologies Inc.	Amplifier Distortion Correction Using Cross-Modulation

US_PATENTS

Matter Number	Case Type	Application Number	Publication Number	Patent Number	Filing Date	Publication Date	Issue Date	ExpDate	Owner	Title

1089/ORD	ORD	08/639,264		5796304	24-Apr-1996		18-Aug-1998	24-Apr-2016	Powerwave Technologies Inc.	Broadband Amplifier with Quadrature Pilot

1090/US	ORD	09/174640		6144255	19-Oct-1998		07-Nov-2000	19-Oct-2018	Powerwave Technologies Inc.	Feed Forward Amplification System Having Mask Detection Compensation

1091/ORD	ORD	09/192,112		6169450	13-Nov-1998		02-Jan-2001	13-Nov-2018	Powerwave Technologies Inc.	Feed Forward Compensation Using Phase and Time Modulation

1092/ORD	ORD	09/425,346		6211733	22-Oct-1999		03-Apr-2001	22-Oct-2019	Powerwave Technologies Inc.	Improved Predistortion Compensation for a Power Amplifier

1093/US	ORD	09/174,705		6493543	19-Oct-1998		10-Dec-2002	19-Oct-2018	Powerwave Technologies Inc.	Multi-Channel Amplification System Using Mask Detection

1094/ORD	ORD	09/108734		6252871	01-Jul-1998		26-Jun-2001	01-Jul-2018	Powerwave Technologies Inc.	Switchable Combiner/Splitter

1095/ORD	ORD	09/189,642		6531918	10-Nov-1999		11-Mar-2003	10-Nov-2019	Powerwave Technologies Inc.	Low Cost, Pilotless, Feed Forward Compensation for a Power Amplifier

1096/ORD	ORD	11/401,530	2006-0232332	7288988	11-Apr-2006	19-Oct-2006	30-Oct-2007	11-Apr-2026	Powerwave Technologies Inc.	Adaptive Predistortion Linearized Amplifier System Employing Selective Sampling
1099/	ORD	11/521,028	2007-0058743	7864874	14-Sep-2006	15-Mar-2007	04-Jan-2011	09-May-2029	Powerwave Technologies Inc.	OFDM Communications Systems Employing Crest Factor Reduction with ISI Control
1100/	ORD	11/520,216	2007-0063772	7769103	13-Sep-2006	22-Mar-2007	03-Aug-2010	08-May-2029	Powerwave Technologies Inc.	Amplifier System Employing Analog Polynomial Predistortion with Sub-Nyquist Digital Predistortion

1107/ORD	ORD	10/187,177	2003-0001669	6734726	27-Jun-2002	02-Jan-2003	11-May-2004	31-Oct-2022	Powerwave Technologies Inc.	BALANCED DISTORTION REDUCTION CIRCUIT

1108/ORD	ORD	10/085,340	2002-0132644	7466990	27-Feb-2002	19-Sep-2002	16-Dec-2008	12-Oct-2022	Powerwave Technologies Inc.	Intelligent multiplexers in an antenna line management system

1109/	ORD	11/642,281	2007-0140367	7742535	19-Dec-2006	21-Jun-2007	22-Jun-2010	21-Apr-2029	Powerwave Technologies Inc.	Crest Factor Reduction (CFR) for OFDM Using Selective Sub-Carrier Degradation

1110/	DIV	11/487,092	2006-0254045	7644486	13-Jul-2006	16-Nov-2006	12-Jan-2010	27-Apr-2024	Powerwave Technologies Inc.	Flanged inner conductor coaxial resonators

1110/ORD	ORD	10/600,151	2004-0257177	7096565	19-Jun-2003	23-Dec-2004	29-Aug-2006	08-Jun-2024	Powerwave Technologies Inc.	Flanged inner conductor coaxial resonators
1112/ORD	ORD	09/745,718	2001-0052817	6396350	21-Dec-2000	20-Dec-2001	28-May-2002	21-Dec-2020	Powerwave Technologies Inc.	Power Booster Method and Apparatus For Improving The Performance of Radio Frequency Linear Power Amplifiers
1113/PCT	ORD	09/285,071		6005522	02-Apr-1999		21-Dec-1999	02-Apr-2019	ALLGON AB	An antenna device with two radiating elements having an adjustable phase difference between the radiating elements

1115/ORD	ORD	07/961,995		5304959	16-Oct-1992		19-Apr-1994	16-Oct-2012	Powerwave Technologies Inc.	Planar Microstrip Balun

1116/ORD	ORD	07/994,745		5329156	22-Dec-1992		12-Jul-1994	22-Dec-2012	Powerwave Technologies Inc.	Feed Bus for RF Power Transistors

1117/ORD	ORD	08/032,227		5338974	17-Mar-1993		16-Aug-1994	17-Mar-2013	Powerwave Technologies Inc.	RF Power Transistor Package
1118/ORD	ORD	08/087,764		5374905	09-Jul-1993		20-Dec-1994	09-Jul-2013	ALLGON AB	Phase Locked Loop Motor Control Circuit for Tuning Cavity Resonator

1120/ORD	ORD	08/236,312		5414296	12-May-1994		09-May-1995	12-May-2014	Powerwave Technologies Inc.	Venetian blind cell layout for RF power transistor

1121/ORD	ORD	08/369,546		5528196	06-Jan-1995		18-Jun-1996	06-Jan-2015	Powerwave Technologies Inc.	Linear RF amplifier having reduced intermodulation distortion

1122/ORD	ORD	08/444,183		5570063	18-Jan-1995		29-Oct-1996	18-Jan-2015	Powerwave Technologies Inc.	RF power amplifier with signal predistortion for improved linearity

1123/ORD	ORD	08/412,479		5644268	28-Mar-1995		01-Jul-1997	28-Mar-2015	Powerwave Technologies Inc.	Feed Forward RF amplifier for combined signal and error amplification
1124/ORD	ORD	08/685,222		5760646	23-Jul-1996		02-Jun-1998	23-Jul-2016	Powerwave Technologies Inc.	Feed forward correction loop with adaptive predistortion injection for linearization of RF power amplifier

US_PATENTS

Matter Number	Case Type	Application Number	Publication Number	Patent Number	Filing Date	Publication Date	Issue Date	ExpDate	Owner	Title

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1126/ORD	ORD	08/678,764		5799247	11-Jul-1996		25-Aug-1998	11-JuI-2016	Powerwave Technologies Inc.	Filter
1127/ORD	ORD	08/648,027		5809398	14-May-1996		15-Sep-1998	14-May-2016	ALLGON AB	Channel-selective repeater
1128/ORD	ORD	08/724,759		5821811	03-Oct-1996		13-Oct-1998	03-Oct-2016	ALLGON AB	Bypass device in an amplifier unit
1129/ORD	ORD	08/037,508		5825088	24-Mar-1993		20-Oct-1998	20-Oct-2015	Powerwave Technologies Inc.	Low thermal resistance spring biased RF semiconductor package and mounting structure

1130/ORD	ORD	08/722,698		5825089	30-Sep-1996		20-Oct-1998	30-Sep-2016	Powerwave Technologies Inc.	Low thermal resistance spring biased RF semiconductor package mounting structure

1131/ORD	ORD	08/779,816		5850104	06-Jan-1997		15-Dec-1998	06-Jan-2017	Powerwave Technologies Inc.	Integral lid/clamp for high power transistor
1132/ORD	PCT	08/836,637		5864259	03-Jun-1997		26-Jan-1999	26-Jan-2016	Powerwave Technologies Sweden AB	Measuring line for a coaxial conductor for determining energy throughflow and standing wave ratios
1133/ORD	ORD	08/626,239		5892397	29-Mar-1996		06-Apr-1999	29-Mar-2016	Powerwave Technologies Inc.	Adaptive compensation of RF amplifier distortion by injecting predistortion signal derived from respectively different function

1134/ORD	ORD	08/821,246		5894250	20-Mar-1997		13-Apr-1999	20-Mar-2017	Powerwave Technologies Inc.	Cavity resonator filter structure having improved cavity arrangement
1135/ORD	ORD	08/717,500		5898338	20-Sep-1996		27-Apr-1999	20-Sep-2016	Powerwave Technologies Inc.	Adaptive digital predistortion linearization and feed-forward correction of RF power amplifier

1136/ORD	ORD	08/878,495		5905419	18-Jun-1997		18-May-1999	18-Jun-2017	Powerwave Technologies Inc.	Temperature compensation structure for resonator cavity

1137/ORD	ORD	-355841		5929704	20-Feb-1998		27-Jul-1999	20-Feb-2018	Powerwave Technologies Inc.	Control of RF error extraction using auto-calibrating RF correlator
1138/ORD	ORD	09/106,167		5949283	29-Jun-1998		07-Sep-1999	29-Jun-2018	Powerwave Technologies Inc.	Adaptive digital predistortion linearization and feed-forward correction of RF power amplifier
1139/PCT	ORD	08/750,714		5949303	17-Dec-1996		07-Sep-1999	17-Dec-2016	ALLGON AB	Movable dielectric body for controlling propagation velocity in a feed line

1140/ORD	PCT	08/809,071		5963854	14-Mar-1997		05-Oct-1999	12-Jul-2016	Powerwave Technologies Sweden AB	Antenna amplifier

1141/ORD	ORD	08/886,990		5969584	02-Jul-1997		19-Oct-1999	02-Jul-2017	Powerwave Technologies Inc.	Resonating structure providing notch and bandpass filtering

1142/ORD	ORD	-384337		5977835	06-Feb-1998		02-Nov-1999	06-Feb-2018	Powerwave Technologies Inc.	Method and circuit arrangement for reducing passband ripple of a bandpass filter
1143/ORD	PCT	08/865,940		5987304	30-May-1997		16-Nov-1999	31-May-2016	ALLGON AB	Repeater with variable bandwidth
1144/ORD	ORD	08/956,786		6002311	23-Oct-1997		14-Dec-1999	23-Oct-2017	ALLGON AB	Dielectric TM mode resonator for RF filters
1145/ORD	ORD	08/854,660		6008763	12-May-1997		28-Dec-1999	12-May-2017	ALLGON AB	Flat antenna
1146/ORD	ORD	08/796,691		6009324	04-Mar-1997		28-Dec-1999	04-Mar-2017	ALLGON AB	Method and device for monitoring a mobile telephone repeater
1147/ORD	ORD	09/027,933		6018319	23-Jan-1998	25-Jan-2000	25-Jan-2000	23-Jan-2018	ALLGON AB	Antenna element
1148/ORD	ORD	08/865,068		6020861	29-May-1997		01-Feb-2000	29-May-2017	ALLGON AB	Elongated antenna
1149/ORD	ORD	09/273,855		6029285	22-Mar-1999	02-Jun-1998	29-Feb-2000	22-Mar-2019	Powerwave Technologies Inc.	Adaptive compensation of RF amplifier distortion by injecting predistortion signal derived from respectively different function

1150/ORD	ORD	08/890,215		6041083	09-Jul-1997		21-Mar-2000	09-Jul-2017	Powerwave Technologies Inc.	Method and system for tuning resonance modules

1151/ORD	ORD	09/208,577		6054953	10-Dec-1998		25-Apr-2000	10-Dec-2018	Powerwave Technologies Inc.	Dual band antenna

1152/ORD	ORD	-382877		6069586	04-Feb-1998		30-May-2000	04-Feb-2018	Powerwave Technologies Inc.	Antenna operating with two isolated channels

1153/ORD	ORD	-417947		6072824	23-Jan-1998		06-Jun-2000	23-Jan-2018	Powerwave Technologies Inc.	Circuit arrangement for reducing intermodulation in a bandpass filter system
1154/ORD	ORD	09/053,529		6078216	31-Mar-1998		20-Jun-2000	31-Mar-2018	Powerwave Technologies Inc.	Aliased wide band performance monitor for adjusting predistortion and vector modulator control parameters of RF amplifier

US_PATENTS

Matter Number	Case Type	Application Number	Publication Number	Patent Number	Filing Date	Publication Date	Issue Date	ExpDate	Owner	Title

1155/ORD	ORD	09/356,166		6104241	16-JuI-1999		15-Aug-2000	16-Jul-2019	Powerwave Technologies Inc.	High efficiency feed-forward RF power amplifier with predistoration enhancement

1156/ORD	ORD	09/120,885		6104348	23-Jul-1998		15-Aug-2000	23-Jul-2018	Powerwave Technologies Inc.	Antenna device with improved channel isolation
1157/ORD	ORD	09/195,536		6111462	18-Nov-1998		29-Aug-2000	18-Nov-2018	Powerwave Technologies Inc.	RF power amplifier linearization using parallel RF power amplifiers having intermod-complementing predistortion paths

1158/ORD	ORD	09/161,391		6137444	28-Sep-1998		24-Oct-2000	28-Sep-2018	Powerwave Technologies Inc.	Method of producing an antenna element assembly

1159/ORD	ORD	09/211,260		6198363	14-Dec-1998		06-Mar-2001	14-Dec-2018	Powerwave Technologies Inc.	Filter and tuning element
1160/ORD	ORD	09/525,521		6208299	15-Mar-2000		27-Mar-2001	15-Mar-2020	ALLGON AB	Dual band antenna arrangement
1161/ORD	ORD	09/332,976		6222428	15-Jun-1999		24-Apr-2001	15-Jun-2019	ALLGON AB	Tuning assembly for a dielectrical resonator in a cavity

1162/ORD	ORD	09/247,380		6232851	10-Feb-1999		15-May-2001	10-Feb-2019	Powerwave Technologies Inc.	Coupling structure for cavity resonators
1163/ORD	ORD	09/213,980		6243038	17-Dec-1998		05-Jun-2001	17-Dec-2018	Powerwave Technologies Inc.	System and method providing amplification of narrow band signals with multi- channel amplifiers
1164/ORD	ORD	09/109,746		6246727	06-Jul-1998		12-Jun-2001	06-Jul-2018	ALLGON AB	Method and system for tuning resonance modules
1165/ORD	ORD	09/424,859		6255922	12-Jan-2000		03-Jul-2001	12-Jan-2020	ALLGON AB	Microwave resonator with dielectric tuning body resiliency secured to a movable rod by spring means
1166/ORD	ORD	09/511,877		6275106	25-Feb-2000		14-Aug-2001	25-Feb-2020	Powerwave Technologies Inc.	Spectral distortion monitor for controlling pre-distortion and feed-forward linearization of RF power amplifier
1167/ORD	ORD	09/334,919		6278341	17-Jun-1999		21-Aug-2001	17-Jun-2019	ALLGON AB	Microstrip filter device
1168/ORD	ORD	09/260,016		6283425	02-Mar-1999		04-Sep-2001	02-Mar-2019	ALLGON AB	Mounting bracket
1169/ORD	ORD	09/336,744		6295028	21-Jun-1999		25-Sep-2001	21-Jun-2019	ALLGON AB	Dual band antenna
1170/ORD	ORD	09/539,435		6320483	30-Mar-2000		20-Nov-2001	30-Mar-2020	ALLGON AB	Multi surface coupled coaxial resonator
1171/ORD	ORD	09/641,090		6359508	17-Aug-2000		19-Mar-2002	17-Aug-2020	Powerwave Technologies Inc.	Distortion detection apparatus for controlling predistortion, carrier cancellation and feed-forward cancellation in linear RF p
1172/ORD	ORD	09/927,814		6384681	10-Aug-2001		07-May-2002	10-Aug-2021	Powerwave Technologies Inc.	Swept performance monitor for measuring and correcting RF power amplifier distortion
1173/ORD	ORD	09/774,179		6396366	16-Apr-2001		28-May-2002	16-Apr-2021	ALLGON AB	Coaxial cavity resonator
1174/ORD	ORD	09/928,127		6407635	08-Jan-2001		18-Jun-2002	08-Jan-2021	Powerwave Technologies Inc.	Carrier-blanking mechanism for sweeping detector used to measure and correct RF power amplifier distortion
1175/ORD	ORD	10/034,016		6452446	20-Dec-2001		17-Sep-2002	20-Dec-2021	Powerwave Technologies Inc.	Closed loop active cancellation technique (ACT)-based RF power amplifier linearization architecture
1176/ORD	ORD	09/489,505		6466113	21-Jan-2000		15-Oct-2002	21-Jan-2020	Powerwave Technologies Inc.	Multi-layer RF printed circuit architecture with low-inductance interconnection and low thermal resistance for wide-lead power
1177/ORD	PCT	09/719,542	WO99/66585	6496089	05-Feb-2001	23-Dec-1999	17-Dec-2002	18-Jun-2019	ALLGON AB	Device for tuning of a dielectric resonator

1178/ORD	ORD	09/727,936		6501349	01-Dec-2000		31-Dec-2002	01-Dec-2020	Powerwave Technologies Inc.	Method and arrangement for fastening inner conductor of resonator structure

1179/ORD	ORD	09/859,720	2002-0008577	6504428	16-May-2001	24-Jan-2002	07-Jan-2003	16-May-2021	Powerwave Technologies Inc.	High linearity multicarrier RF amplifier
1180/ORD	ORD	09/746,440	2002-0005755	6522197	21-Dec-2000	17-Jan-2002	18-Feb-2003	21-Dec-2020	Powerwave Technologies Inc.	Method and apparatus for optimum biasing of cascaded MOSFET radio-frequency devices

1181/ORD	ORD	09/756,038		6525603	05-Jan-2001		25-Feb-2003	05-Jan-2021	Powerwave Technologies Inc.	Feedforward amplifier linearization adapting off modulation
1182/ORD	ORD	09/769,709		6587014	25-Jan-2001		01-Jul-2003	25-Jan-2021	Powerwave Technologies Inc.	Switch assembly with a multi-pole switch for combining amplified RF signals to a single RF signal
1183/ORD	ORD	09/820,624	2001-0026202	6593832	20-Mar-2001	04-Oct-2001	15-Jul-2003	20-Mar-2021	ALLGON AB	Coaxial cavity resonator, filter and use of resonator component in a filter
1184/ORD	ORD	09/926,695		6600393	26-Feb-2002		29-Jul-2003	26-Feb-2022	ALLGON AB	Temperature-compensated rod resonator
1185/ORD	ORD	09/725,435		6614331	29-Nov-2000		02-Sep-2003	29-Nov-2020	Powerwave Technologies Inc.	Method of manufacturing inner conductor of resonator, and inner conductor of resonator

US_PATENTS

Matter Number	Case Type	Application Number	Publication Number	Patent Number	Filing Date	Publication Date	Issue Date	ExpDate	Owner	Title

1187/ORD	ORD	09/875,322	2003-0020558	6621368	06-Jun-2001	30-Jan-2003	16-Sep-2003	06-Jun-2021	Powerwave Technologies Inc.	Dynamic range extension for an electronic circuit
1188/ORD	ORD	10/069,108		6636126	27-Feb-2002		21-Oct-2003	27-Feb-2022	ALLGON AB	Four port hybrid

1189/ORD	ORD	09/876,590	2003-0043000	6650208	07-Jun-2001	06-Mar-2003	18-Nov-2003	07-Jun-2021	Powerwave Technologies Inc.	Dual-mode resonator

1190/ORD	ORD	09/922,542	2003-0025569	6664873	03-Aug-2001	06-Feb-2003	16-Dec-2003	03-Aug-2021	Powerwave Technologies Inc.	Tunable resonator
1192/ORD	ORD	10/125,221	2002-0113673	6681483	18-Apr-2002	22-Aug-2002	27-Jan-2004	18-Apr-2022	Powerwave Technologies Inc.	Multi-layer RF printed circuit architecture with low-inductance interconnection and low thermal resistance for wide-lead power

1193/CIP	CIP	10/769,764	2004-0209568	7398053	03-Feb-2004	21-Oct-2004	08-Jul-2008	17-Oct-2021	Powerwave Technologies Inc.	Method and apparatus for stability margin determination in a repeater
1193/ORD	ORD	09/542,951		6745007	04-Apr-2000		01-Jun-2004	04-Apr-2020	ALLGON AB	Method and apparatus for stability margin determination in a repeater
1194/ORD	ORD	10/399,789	2004-0036388	6787696	08-Sep-2003	26-Feb-2004	07-Sep-2004	08-Sep-2023	ALLGON AB	Shielded housing

1195/ORD	ORD	10/404,929	2003-0193378	6801105	01-Apr-2003	16-Oct-2003	05-Oct-2004	01-Apr-2023	Powerwave Technologies Inc.	Resonator of radio-frequency filter
1196/ORD	ORD	10/433,476	2004-0070467	6816043	11-Jun-2003	15-Apr-2004	09-Nov-2004	11-Jun-2023	ALLGON AB	Wave-guide and a connector therefor
1197/ORD	ORD	10/416,162	2004-0027290	6831608	15-May-2003	12-Feb-2004	14-Dec-2004	15-May-2023	ALLGON AB	Microwave antenna with patch mounting device
1198/ORD	ORD	10/432,617	2004-0061571	6859177	05-Jun-2003	01-Apr-2004	22-Feb-2005	05-Jun-2023	ALLGON AB	Four port hybrid microstrip circuit of Lange type
1199/ORD	ORD	10/432,618	2004-0056710	6864743	05-Jun-2003	25-Mar-2004	08-Mar-2005	05-Jun-2023	ALLGON AB	Microwave amplifier with bypass segment
1200/ORD	ORD	10/399,861	2004-0041740	6906666	25-Aug-2003	04-Mar-2004	14-Jun-2005	25-Aug-2023	ALLGON AB	Beam adjusting device

1202/	ORD	11/707,475	2007-0197179	7734266	15-Feb-2006	23-Aug-2007	08-Jun-2010	28-Nov-2027	Powerwave Technologies Inc.	Optimally adaptive receiver

1203/	ORD	11/713,351	2007-0205952	7864130	01-Mar-2007	06-Sep-2007	04-Jan-2011	09-May-2028	Powerwave Technologies Inc.	Broadband single vertical polarized base station antenna
1204/ORD	ORD	10/332,373	2004-0028501	7227434	09-Sep-2003	12-Feb-2004	05-Jun-2007	09-Sep-2023	ALLGON AB	TUNING SCREW ASSEMBLY
1205/CIP	CIP	11/066,397	2005-0151598	7023293	28-Feb-2005	14-Jul-2005	04-Apr-2006	31-Oct-2023	ALLGON AB	Method for tuning a radio filter and a system for tuning a radio filter
1205/ORD	ORD	10/433,607	2004-0097203	6987427	16-Jun-2003	20-May-2004	17-Jan-2006	16-Jun-2023	ALLGON AB	Method for tuning a radio filter and a system for tuning a radio filter
1206/ORD	ORD	10/473,138	2004-0171301	7008265	07-Oct-2003	02-Sep-2004	07-Mar-2006	07-Oct-2023	ALLGON AB	CIRCUIT BOARD CONNECTOR

1207/	PCT	11/920,879	2009-0040105	7999737	31-May-2006	12-Feb-2009	16-Aug-2011	11-Mar-2027	Powerwave Technologies Sweden AB	Improved AEDT

1208/ORD	ORD	11/252,888	2006-0111070	7388458	19-Oct-2004	25-May-2006	17-Jun-2008	08-Mar-2025	Powerwave Technologies Sweden AB	A DC-extracting arrangement and a filter
1209/PCT	PCT	10/555,015	2007-0053129	7471172	30-Apr-2004	08-Mar-2007	30-Dec-2008	04-Nov-2024	LGP ALLGON AB	Microwave transmission unit including lightning protection

1215/PCT	PCT	11/989,080	2009-0135078	7808443	21-Jul-2006	28-May-2009	05-Oct-2010	15-Feb-2027	Powerwave Technologies Inc.	INTERLEAVED MULTIPLE BAND ANTENNA

1216/	PCT	11/920,885	2009-0278761	7898489	31-May-2006	12-Nov-2009	01-Mar-2011	27-Jul-2026	Powerwave Technologies Inc.	Phase Shifter

1218/PCT	PCT	12/084,445	2009-0256633	7800438	30-Oct-2006	15-Oct-2009	21-Sep-2010	12-Sep-2027	Powerwave Technologies Sweden AB	General LNA
1224/ORD	PCT	10/451,142	2004-0097203	7092685	27-Jun-2003	20-May-2004	15-Aug-2006	11-Aug-2021	ALLGON AB	Method for tuning a radio filter and a system for tuning a radio filter

1226/PCT	PCT	11/791,378	2008-0036670	8130161	25-Nov-2005	14-Feb-2008	06-Mar-2012	03-Sep-2027	Powerwave Technologies Sweden AB	Antenna control system

1227/PCT	PCT	11/791,421	2007-0290935	7505010	25-Nov-2005	20-Dec-2007	17-Mar-2009	09-Mar-2026	Powerwave Technologies Sweden AB	Antenna control system
1233/	CIP	11/372,513	2007-0018723	7301397	10-Mar-2006	25-Jan-2007	27-Nov-2007	10-Feb-2024	Powerwave Technologies Inc.	Enhanced Efficiency Feed Forward Power Amplifier with Delay Mismatched Error Cancellation Loop

1234/	ORD	11/729,647	2007-0229385	7629939	29-Mar-2007	04-Oct-2007	08-Dec-2009	29-Mar-2027	Powerwave Technologies Inc.	Broadband Dual Polarized Base Station Antenna

1241/ORD	ORD	10/880,417	2005-0145631	7513385	28-Jun-2004	07-Jul-2005	07-Apr-2009	25-Apr-2025	Powerwave Technologies Inc.	Air lock cover vent for telecommunications equipment

US_PATENTS

Matter Number	Case Type	Application Number	Publication Number	Patent Number	Filing Date	Publication Date	Issue Date	ExpDate	Owner	Title
1242/ORD	ORD	11/788,181	2007-0249283	7715785	19-Apr-2007	25-Oct-2007	11-May-2010	15-May-2027	Powerwave Technologies Inc.	System and Method for Estimation and Compensation of Radiated Feedback Coupling in a High Gain Repeater
1245/ORD	ORD	09/734,230	2002-0071251	6407923	11-Dec-2000	13-Jun-2002	18-Jun-2002	11-Dec-2020	REMEC Inc.	Support and cooling architecture for RF printed circuit boards having multi-pin square post type connectors for RF connectivity
1246/CIP	ORD	11/820,203	2008-001.9532	7995976	18-Jun-2007	24-Jan-2008	09-Aug-2011	23-Apr-2030	Powerwave Technologies Inc.	Using the pilot frequency from a positive feedback system to improve second loop convergence for a feedforward amplifier
1247/	ORD	08/594,089		5742201	30-Jan-1996		21-Apr-1998	30-Jan-2016	Powerwave Technologies Inc.	Polar envelope correction mechanism for enhancing linearity of RF/Microwave power amplifier

1248/	ORD	10/617,463		6819176	11-Jul-2003		16-Nov-2004	11-JuI-2023	Powerwave Technologies Inc.	High power, wide bandwidth operational amplifier
1250/	ORD	09/553,005		RE37,407	19-Apr-2000		16-Oct-2001	19-Apr-2020	Powerwave Technologies Inc.	Polar envelope correction mechanism for enhancing linearity of RF microwave power amplifier

1255/ORD	ORD	11/940,098	2008-0113617	8150309	14-Nov-2007	15-May-2008	03-Apr-2012	28-Nov-2029	Powerwave Technologies Inc.	Stability recovery for an on-frequency RF repeater with adaptive echo cancellation

1258/123	PCT	10/362,755	2003-0181191	6897723	21-Dec-2001	25-Sep-2003	24-May-2005	21-Dec-2021	Powerwave Technologies Inc.	Feed forward amplifier loop control utilizing IF signal processing
1260/	ORD	11/959,384	2008-0167176	7732362	18-Dec-2007	10-Jul-2008	08-Jun-2010	31-Mar-2028	POWERWAVE (UK) LTD.	MICROWAVE DIELECTRIC CERAMIC

1261/	ORD	11/354,220	2007-0035216	7326667	13-Feb-2006	15-Feb-2007	05-Feb-2008	17-Jul-2026	REMEC INTERNATIONAL HOLDINGS SRL	Microwave dielectric ceramic
1264/ORD	ORD	-450000	2008-0176513	8068783	22-Jan-2008	24-Jul-2008	29-Nov-2011	21-Jun-2030	Powerwave Technologies Inc.	Adaptive Echo Cancellation For An On-Frequency RF Repeater Using A Weighted Power Spectrum
1268/ORD	ORD	12/074,473	2008-0218425	7710344	04-Mar-2008	11-Sep-2008	04-May-2010	04-Mar-2028	Powerwave Technologies Inc.	Single Pole Vertically Polarized Variable Azimuth Beam Width Antenna for Wireless Network
1278/ORD	ORD	12/074,980	2009-0015498	7990329	07-Mar-2008	15-Jan-2009	02-Aug-2011	07-Mar-2028	Powerwave Technologies Inc.	Dual staggered vertically polarized variable azimuth beam width antenna for wireless network

1281/ORD	ORD	12/152,726	2008-0284661	7830327	20-May-2008	20-Nov-2008	09-Nov-2010	05-Oct-2028	Powerwave Technologies Inc.	Novel Design of a Low Cost Antenna for Wireless Communications

1282/ORD	ORD	12/154,179	2008-0293360	8073387	20-May-2008	27-Nov-2008	06-Dec-2011	25-Apr-2030	Powerwave Technologies Inc.	ON FREQUENCY REPEATER WITH AGC STABILITY DETERMINATION

1283/ORD	ORD	12/152,728	2008-0284669	7990325	16-May-2008	20-Nov-2008	02-Aug-2011	15-Jun-2029	Powerwave Technologies Inc.	Remote Antenna Positioning Data Acquisition
1286/ORD	ORD	12/221,634	2009-0046017	7999745	05-Aug-2008	19-Feb-2009	16-Aug-2011	01-Jul-2029	Powerwave Technologies Inc.	Dual polarization antenna element with dielectric bandwidth compensation and improved cross-coupling

1287/ORD	ORD	12/212,533	2009-0079653	8130164	17-Sep-2008	26-Mar-2009	06-Mar-2012	18-Jul-2030	Powerwave Technologies Inc.	Broadband coplanar antenna element

1289/ORD	ORD	12/287,661	2009-0096698	8199064	10-Oct-2008	16-Apr-2009	12-Jun-2012	10-Aug-2030	Powerwave Technologies Inc.	Omni Directional Broadband coplanar antenna element

1294/ORD	ORD	12/365,767	2009-0195471	7986280	04-Feb-2009	08-Jun-2009	26-Jul-2011	16-Jan-2030	Powerwave Technologies Inc.	Multi Element Broadband Omni-Directional Antenna Array

1295/ORD	ORD	12/323,401	2009-0135074	8085211	25-Nov-2008	28-May-2009	27-Dec-2011	18-Nov-2029	Powerwave Technologies Inc.	Single Drive Variable Azimuth and Beam Tilt Antenna for Wireless Network

1296/ORD	ORD	12/340,401	2009-0180407	8165100	19-Dec-2008	16-Jul-2009	24-Apr-2012	21-Jan-2029	Powerwave Technologies Inc.	TDD Digital Distributed Antenna Systems

1299/	ORD	11/920,879	2009-0040105	7999737	31-May-2006	12-Feb-2009	16-Aug-2011	11-Mar-2027	Powerwave Technologies Sweden AB	Beam adjusting device

1300/ORD	ORD	12/363,591	2009-0196215	8116254	30-Jan-2009	06-Aug-2009	14-Feb-2012	28-Jul-2030	Powerwave Technologies Inc.	Wireless Repeater with Smart Uplink

1305/ORD	ORD	12/392,029	2009-0224848	8130165	24-Feb-2009	10-Sep-2009	06-Mar-2012	20-Jun-2029	Powerwave Technologies Sweden AB	Transverse phase shifter
1307/	PCT	07/377,854		5047739	07-Oct-1988		10-Sep-1991	07-Oct-2008	LK PRODUCTS OY (FI)	A TRANSMISSION LINE RESONATOR
1308/	ORD	07/971530		5304968	28-Oct-1992		19-Apr-1994	28-Oct-2012	FILTRONIC COMTEK OY	Temperature Compensated Resonator

US_PATENTS

Matter Number	Case Type	Application Number	Publication Number	Patent Number	Filing Date	Publication Date	Issue Date	ExpDate	Owner	Title
1309/	ORD	09/956,647		6566984	22-Sep-2000		20-May-2003	22-Sep-2020	FILTRONIC COMTEK OY	High-frequency filter
1311/	ORD	09/327,704		6329889	12-Jun-1998		11-Dec-2001	12-Jun-2018	FILTRONIC COMTEK OY	COUPLING ELEMENT AND HIGH-FREQUENCY FILTER
1312/	ORD	09/517,925		6366184	03-Mar-1999		02-Apr-2002	03-Mar-2019	FILTRONIC COMTEK OY	Coupling element and manufacturing method for it and high-frequency filter
1313/	ORD	09/605,908		6570472	29-Jun-1999		27-May-2003	29-Jun-2019	FILTRONIC COMTEK OY	Low-pass filter
1314/	ORD	09/956,647	2002-0036551	6566984	22-Sep-2000	28-Mar-2002	20-May-2003	22-Sep-2020	LK PRODUCTS OY (FI)	Resonator filter
1315/	ORD	09/902,852	2002-0005768	6710684	17-Jul-2000	17-Jan-2002	23-Mar-2004	17-Jul-2020	FILTRONIC COMTEK OY	Method for attaching a resonator part and a resonator
1316/	ORD	10/617,898	2004-0008094	6927646	12-Jul-2002	15-Jan-2004	09-Aug-2005	17-Sep-2022	FILTRONIC COMTEK OY	Bypass arrangement for low-noise amplifier
1317/	PCT	11/132,688	2005-0212623	7180391	17-Mar-2004	29-Sep-2005	20-Feb-2007	17-Mar-2024	FILTRONIC COMTEK OY	Resonator filter

1319/PCT	CIP	11/264,478	2006-0252400	7466970	31-Oct-2005	09-Nov-2006	16-Dec-2008	27-Nov-2026	POWERWAVE COMTEK OY	Arrangement for dividing a filter output signal
1319/PCT2	ORD	11/469,725	2007-0132528	7526263	03-Mar-2005	14-Jun-2007	28-Apr-2009	03-Mar-2025	LK PRODUCTS OY (FI)	Arrangement for dividing a filter output signal
1321/	PCT	10/599,809	2007-0273459	7482897	29-Apr-2005	29-Nov-2007	27-Jan-2009	19-Nov-2025	FILTRONIC COMTEK OY	Bandstop filter
1322/	PCT	11/264,479	2006-0071737	7236069	18-May-2005	06-Apr-2006	26-Jun-2007	18-May-2025	FILTRONIC COMTEK OY	Adjustable resonator filter
1323/	PCT	11/718,537	2009-0058556	8125296	07-Nov-2005	05-Mar-2009	28-Feb-2012	04-Jul-2027	FILTRONIC COMTEK OY	Filtering arrangement of antenna end

1325/	PCT	11/946,600	2008-0070507	7864111	18-May-2006	20-Mar-2008	04-Jan-2011	18-May-2026	POWERWAVE COMTEK OY	Arrangement for steering radiation lobe of antenna

1326/	PCT	11/945,363	2008-0107216	8130874	22-May-2006	08-May-2008	06-Mar-2012	01-Apr-2028	POWERWAVE COMTEK OY	By-pass arrangement of a low noise amplifier

1332/	PCT	12/198,170	2009-0045887	7567146	14-Feb-2007	19-Feb-2009	28-Jul-2009	14-Feb-2027	POWERWAVE COMTEK OY	MCoulpler and tuning method for the directivity

1333/	PCT	12/194,745	2009-0015502	8188934	12-Jun-2006	15-Jan-2009	29-May-2012	20-Jan-2027	POWERWAVE COMTEK OY	Antenna structure and a method for its manufacture

1334/	PCT	12/300,316	2009-0146758	7821354	23-Apr-2007	11-Jun-2009	26-Oct-2010	16-Sep-2027	POWERWAVE COMTEK OY	DIRECTIONAL COUPLER

1336/	PCT	12/296,636	2010-0007442	8149074	17-Apr-2007	04-Jan-2010	03-Apr-2012	22-Feb-2028	POWERWAVE COMTEK OY	Piezoelectric element for resonator tuning

1341/ORD	ORD	12/422,165	2009-0256773	8120536	10-Apr-2009	15-Oct-2009	21-Feb-2012	11-Mar-2030	Powerwave Technologies Inc.	Improved Antenna Isolation I

1342/ORD	ORD	12/434,512	2009-027298	8150353	01-May-2009	05-Nov-2009	03-Apr-2012	01-Apr-2030	POWERWAVE COMTEK OY	Masthead amplifier unit
1343/ORD	ORD	12/468,710	2009-0291632	8073385	19-May-2009	26-Nov-2009	06-Dec-2011	25-May-2030	Powerwave Technologies Inc.	Adaptive Echo Cancellation for an On-Frequency RF Repeater with Digital Sub- band Filtering
1351/	DES	D/043,409		D378,592	01-Sep-1995		25-Mar-1997	25-Mar-2011	ALLGON AB	Antenna Device
1352/	DES	D/099,480		D429,703	22-Jan-1999		22-Aug-2000	22-Aug-2014	ALLGON AB	Enclosure for active electronics circuits
1353/	DES	D/118,472		D433,390	09-Feb-2000		07-Nov-2000	07-Nov-2014	ALLGON AB	Enclosure for active electronic circuits with an outer cover

1361/	DES	29/355,373		D655,280	05-Feb-2010		06-Mar-2012	06-Mar-2026	Powerwave Technologies Inc.	Base Station Design Language

WW_PATENTS

Matter number	Case Type	Application Number	Publication Number	Patent Number	Country Name	FilDate	PubDate	IssDate	ExpDate	Owner	Title
1002/CN	PCT	200580007830.6	1998134	ZL200580007830.6	PRC	14-Feb-2005	11-Jul-2007	09-Sep-2009	14-Feb-2025	Powerwave Technologies Inc.	System and Method for Control of loop alignment for feed forward amplifiers
1002/KR	PCT	10-2006-7021125		10-0803648	Korea, Republic of	11-Oct-2006		05-Feb-2008	14-Feb-2025	Powerwave Technologies Inc.	System and Method for Control of loop alignment for feed forward amplifiers
1005/PCT	PCT	10-2006-7000164	10-2006-0026480	10-0837743	Korea, Republic of	01-JuI-2004	23-Mar-2006	05-Jun-2006	01-Jul-2024	Powerwave Technologies Inc.	Digital Predistortion System and Method for Correcting Memory Effects within an RF Power Amplifier
1006/KR	PCT	10-2005-7019242	10-2005-0119204	10-0800985	Korea, Republic of	07-Apr-2004	20-Dec-2005	29-Jan-2008	07-Apr-2024	Powerwave Technologies Inc.	Combiner Alignment by Adjusting the Digital Input of Transmitter Modules Based on Anti-Phase Pilot Signals
1007/CN	PCT	03811058.X	1653703	03811058.X	PRC	18-Mar-2003	10-Aug-2005	17-Sep-2008	18-Mar-2023	Powerwave Technologies Inc.	System and Method for Eliminating Signal Zero Crossings in Single and Multiple Channel Communications Systems
1007/EP	PCT	3745111.9	EP1502362	1502362	EPC	18-Mar-2003	02-Feb-2005	22-Jun-2011	18-Mar-2023	Powerwave Technologies Inc.	System and Method for Eliminating Signal Zero Crossings in Single and Multiple Channel Communications Systems
1007/EP	EPP	3745111.9	EP1502362	1502362	Finland	18-Mar-2003	02-Feb-2005	22-Jun-2011	18-Mar-2023	Powerwave Technologies Inc.	System and Method for Eliminating Signal Zero Crossings in Single and Multiple Channel Communications Systems
1007/EP	EPP	3745111.9	EP1502362	1502362	France	18-Mar-2003	02-Feb-2005	22-Jun-2011	18-Mar-2023	Powerwave Technologies Inc.	System and Method for Eliminating Signal Zero Crossings in Single and Multiple Channel Communications Systems
1007/EP	EPP	3745111.9	EP1502362	1502362	Germany	18-Mar-2003	02-Feb-2005	22-Jun-2011	18-Mar-2023	Powerwave Technologies Inc.	System and Method for Eliminating Signal Zero Crossings in Single and Multiple Channel Communications Systems
1007/KR	PCT	10-2004-7014648	10-2004-0104522	1827218	Korea, Republic of	18-Mar-2003	10-Dec-2004	07-Jun-2007	18-Mar-2023	Powerwave Technologies Inc.	System and Method for Eliminating Signal Zero Crossings in Single and Multiple Channel Communications Systems
1007/EP	EPP	3745111.9	EP1502362	1502362	Sweden	18-Mar-2003	02-Feb-2005	22-Jun-2011	18-Mar-2023	Powerwave Technologies Inc.	System and Method for Eliminating Signal Zero Crossings in Single and Multiple Channel Communications Systems
1007/EP	EPP	3745111.9	EP1502362	1502362	UK	18-Mar-2003	02-Feb-2005	22-Jun-2011	18-Mar-2023	Powerwave Technologies Inc.	System and Method for Eliminating Signal Zero Crossings in Single and Multiple Channel Communications Systems
1008/CN	PCT	2.0038E+11	1726636	ZL200380106213.2	PRC	11-Dec-2003	25-Jan-2006	19-Aug-2009	11-Dec-2023	Powerwave Technologies Inc.	Feed Forward System Penalties and Floors for Optimal Control
1008/EP	PCT	3790473.7	EP1573900	1573900	EPC	11-Dec-2003	14-Sep-2005	11-Feb-2011	11-Dec-2023	Powerwave Technologies Inc.	Feed Forward Amplifier System Using Penalties and Floors for Optimal Control
1008/EP	EPP	3790473.7	EP1573900	1573900	Finland	11-Dec-2003	14-Sep-2005	11-Feb-2011	11-Dec-2023	Powerwave Technologies Inc.	Feed Forward Amplifier System Using Penalties and Floors for Optimal Control
1008/EP	EPP	3790473.7	EP1573900	1573900	France	11-Dec-2003	14-Sep-2005	11-Feb-2011	11-Dec-2023	Powerwave Technologies Inc.	Feed Forward Amplifier System Using Penalties and Floors for Optimal Control
1008/EP	EPP	3790473.7	EP1573900	1573900	Germany	11-Dec-2003	14-Sep-2005	11-Feb-2011	11-Dec-2023	Powerwave Technologies Inc.	Feed Forward Amplifier System Using Penalties and Floors for Optimal Control
1008/EP	EPP	3790473.7	EP1573900	1573900	Sweden	11-Dec-2003	14-Sep-2005	11-Feb-2011	11-Dec-2023	Powerwave Technologies Inc.	Feed Forward Amplifier System Using Penalties and Floors for Optimal Control
1009/EP	PCT	4710155.5	EP1609238	1609238	EPC	11-Feb-2004	28-Dec-2005	11-Jul-2011	11-Feb-2024	Powerwave Technologies Inc.	Enhanced Efficiency Feed Forward Power Amplifier Utilizing Reduced Cancellation Bandwidth and Small Error Amplifier

WW_PATENTS

Matter number	Case Type	Application Number	Publication Number	Patent Number	Country Name	FilDate	PubDate	IssDate	ExpDate	Owner	Title
1009/KR	PCT	10-2005-7014838	10-2005-0101210	10-0847238	Korea, Republic of	11-Feb-2004	20-Oct-2005	14-Jul-2008	11-Feb-2024	Powerwave Technologies Inc.	Enhanced Efficiency Feed Forward Power Amplifier Utilizing Reduced Cancellation Bandwidth and Small Error Amplifier
1010/KR	PCT	10-2005-7022065	10-2006-0012011	10-0734767	Korea, Republic of	20-May-2004	06-Feb-2006	27-Jun-2007	20-May-2024	Powerwave Technologies Inc.	Circuit Board Assembly Employing Solder Vent Hole
1016/WO	PCT	553/CHENP/2007		245826	India	08-Jul-2005		03-Feb-2011	08-Jul-2025	Powerwave Technologies Inc.	System and Method for Digital Timing Error Correction in a Communications Systems Utilizing Adaptive Predistortion
1018/WO	PCT	562/CHENP/2007		245925	India	07-Jul-2005		07-Feb-2011	07-Jul-2025	Powerwave Technologies Inc.	System and Method for Differential IQ Delay Compensation in a Communications System Utilizing Adaptive AQM Compensation
1020/	PRI	9800683-6	SE9800683	520621	Sweden	04-Mar-1998	05-Sep-1999	05-Aug-2003	04-Mar-2018	Powerwave Technologies Inc.	SYSTEM AND A METHOD FOR TRANSFER OF A DIGITAL INFORMATION CARRYING SIGNAL
1022/	PCT	20058000600	101040502	ZL20058000600.1	PRC	18-Jan-2005	19-Sep-2007	09-Mar-2011	18-Jan-2025	Powerwave Technologies Inc.	Wideband enhanced digital injection predistortion for high efficiency transmitters
1022/PCT	PCT	10-2006-7016753	10-2006-0109997	289913	Korea, Republic of	18-Jan-2005	23-Oct-2006	20-Dec-2007	18-Jan-2025	Powerwave Technologies Inc.	Wideband Enhanced Digital Injection Predistortion System and Method
1023/	PCT	2555988	CA2555988	2555988	Canada	24-Feb-2005	15-Sep-2005	26-Apr-2011	24-Feb-2025	Powerwave Technologies Inc.	Digital predistortion system and method for linearizing an RF power amplifier with nonlinear gain characteristics and memory ef
1023/	PCT	20050006624	1969459	ZL200580006624.3	PRC	24-Feb-2005	23-May-2007	11-Nov-2009	24-Feb-2025	Powerwave Technologies Inc.	Digital predistortion system and method for linearizing an RF power amplifier with nonlinear gain characteristics and memory ef
1023/	PCT	10-2006-7020483		10-864196	Korea, Republic of	29-Sep-2006		13-Oct-2008	24-Feb-2025	Powerwave Technologies Inc.	Digital predistortion system and method for linearizing an RF power amplifier with nonlinear gain characteristics and memory ef
1024/	PCT	2.0058E+11		ZL200580006627.7	PRC	23-Feb-2005		01-Sep-2010	23-Feb-2025	Powerwave Technologies Inc.	Digital predistortion system and method for high efficiency transmitters
1024/	PCT	10-2006-7020665	10-2006-0116252	10-0802353	Korea, Republic of	23-Feb-2005	14-Nov-2006	01-Feb-2008	23-Feb-2025	Powerwave Technologies Inc.	Digital predistortion system and method for high efficiency transmitters
1030/CA	PCT	2413282	CA2413282	2413282	Canada	19-Jun-2001	27-Dec-2001	25-May-2004	19-Jul-2021	Powerwave Technologies Inc.	System and Method for Peak Power Reduction in Multiple Carrier Communications Systems
1030/CN	PCT	1814336.9	1448011	ZL01814336.9	PRC	19-Jun-2001	08-Oct-2003	05-Aug-2009	19-Jun-2021	Powerwave Technologies Inc.	System and Method for Peak Power Reduction in Multiple Carrier Communications Systems
1030/KR	PCT	10-2002-7017457	10-2003-0017555	10-0491194	Korea, Republic of	20-Dec-2002	03-Mar-2003	16-May-2005	19-Jun-2021	Powerwave Technologies Inc.	System and Method for Peak Power Reduction in Multiple Carried Communications Systems
1032/CA	PCT	2450378	CA2450378	2450378	Canada	28-Jun-2002	16-Jan-2003	21-Oct-2008	28-Jun-2022	Powerwave Technologies Inc.	System and Method for Post Filtering Peak Power Reduction in Communications Systems
1032/CN	PCT	02813477.X	1522502	ZL02813477.X	PRC	28-Jun-2002	18-Aug-2004	26-Dec-2007	28-Jun-2022	Powerwave Technologies Inc.	System and Method for Post Filtering Peak Power Reduction in Communications Systems
1032/KR	PCT	10-2004-7000033	10-2004-0010834	2789267	Korea, Republic of	18-Jun-2002	31-Jan-2004	28-Dec-2006	28-Jul-2022	Powerwave Technologies Inc.	System and Method for Post Filtering Peak Power Reduction in Communications Systems
1033/CA	PCT	2452349	CA2452349	2452349	Canada	30-Jul-2002	13-Feb-2003	23-Sep-2008	30-Jul-2022	Powerwave Technologies Inc.	System and Method for Post Filtering Peak Power Reduction in Communications Systems
1033/KR	PCT	10-2004-7001631	10-2004-0015382	10-0647031	Korea, Republic of	02-Feb-2004	18-Feb-2004	10-Nov-2006	30-Jul-2022	Powerwave Technologies Inc.	System and Method for Post Filtering Peak Power Reduction in Communications Systems
1035/CA	PCT	2483107	CA2483107	2483107	Canada	22-Apr-2003	06-Nov-2003	21-Sep-2010	22-Apr-2023	Powerwave Technologies Inc.	Bias Circuit Topologies for Minimization of RF Amplifier Memory Effects
1035/EP	PCT	3726376.1	EP1576724	1576724	EPC	22-Apr-2003	21-Sep-2005	29-Jul-2011	22-Apr-2023	Powerwave Technologies Inc.	Bias Circuit Topologies for Minimization of RF Amplifier Memory Effects

WW_PATENTS

Matter number	Case Type	Application Number	Publication Number	Patent Number	Country Name	FilDate	PubDate	IssDate	ExpDate	Owner	Title
1036/CN	PCT	3808303.5	1647369	ZL03808303.5	PRC	12-Feb-2003	27-Jul-2005	04-Nov-2009	12-Feb-2023	Powerwave Technologies Inc.	Feed Forward RF Power Amplifier with High Efficiency Main Amplifier and Highly Linear Error Amplifier
1039/CN	PCT	3820261.1	1679232	ZL03820261.1	PRC	19-Aug-2003	05-Oct-2005	23-Jun-2010	19-Aug-2023	Powerwave Technologies Inc.	Enhanced Efficiency LDMOS Based Feed Forward Amplifier
1039/KR	PCT	10-2005-7003146	10-2005-0037588	10-0847237	Korea, Republic of	19-Aug-2003	22-Apr-2005	18-Jul-2008	19-Aug-2023	Powerwave Technologies Inc.	Enhanced Efficiency LDMOS Based Feed Forward Amplifier
1040/CN	PCT	2.0048E+11	1742442	2.0048E+11	PRC	22-Jan-2004	01-Mar-2006	06-Aug-2008	22-Jan-2024	Powerwave Technologies Inc.	Combined Use of Self-Generating Alignment Lists and Adaptive Controllers to Align a Feed Forward System

1040/EP	PCT	4704477.1	EP1590893	1590893	EPC	22-Jan-2004	02-Nov-2005	21-Jan-2009	22-Jan-2024	Powerwave Technologies Inc.	Feed Forward Amplifier System Employing Self- Generating Alignment Lists and Adaptive Controller

1040/EP	EPP	4704477.1	EP1590893	1590893	France	22-Jan-2004	02-Nov-2005	21-Jan-2009	22-Jan-2024	Powerwave Technologies Inc.	Feed Forward Amplifier System Employing Self- Generating Alignment Lists and Adaptive Controller

1040/EP	EPP	4704477.1	EP1590893	6.02004E+11	Germany	22-Jan-2004	02-Nov-2005	21-Jan-2009	22-Jan-2024	Powerwave Technologies Inc.	Feed Forward Amplifier System Employing Self- Generating Alignment Lists and Adaptive Controller
1040/DIV	DIV	10-2007-7023628	10-2007-0106649	486048	Korea, Republic of	15-Oct-2007	02-Nov-2007	25-Aug-2008	05-Aug-2024	Powerwave Technologies Inc.	Combined Use of Self-Generating Alignment Lists and Adaptive Controllers to Align a Feed Forward System

1040/EP	EPP	4704477.1	EP1590893	1590893	Sweden	22-Jan-2004	02-Nov-2005	21-Jan-2009	22-Jan-2024	Powerwave Technologies Inc.	Feed Forward Amplifier System Employing Self- Generating Alignment Lists and Adaptive Controller

1041/DIV1	DIV	11154332.8	EP2372903	2372903	EPC	10-Sep-2004	05-Oct-2011	04-Jul-2012	10-Sep-2024	Powerwave Technologies Inc.	Method for Aligning Feed Forward Loops
1041/DIV1	EDV	11154332.8	EP2372903	2372903	Sweden	10-Sep-2004	05-Oct-2011	04-Jul-2012	10-Sep-2024		Method for Aligning Feed Forward Loops
1043/KR	PCT	10-2005-7019650	10-2005-0122261	10-0681727	Korea, Republic of	07-Apr-2004	28-Dec-2005	06-Feb-2007	07-Apr-2024	Powerwave Technologies Inc.	Additive Digital Predistortion System Employing Parallel Path Coordinate Conversion
1045/CN	PCT	2.0038E+11	1726637	ZL200380106210.9	PRC	11-Dec-2003	25-Jan-2006	19-Aug-2009	11-Dec-2023	Powerwave Technologies Inc.	Delay Mismatched Feed Forward Amplifier System Using Penalties and Floors for Control
1045/EP	PCT	3790474.5	EP1573907	1573907	EPC	11-Dec-2003	14-Sep-2005	20-Sep-2010	11-Dec-2023	Powerwave Technologies Inc.	Delay Mismatched Feed Forward Amplifier System Using Penalties and Floors for Control
1046/	PCT	3762/CHENP/2006		241669	India	11-Oct-2006		19-Jul-2010	09-Mar-2025	Powerwave Technologies Inc.	RF power amplifier assembly with heat pipe enhanced pallet
1052/	PCT	2.0048E+11	1957526	ZL200480040603.9	PRC	20-Nov-2004	02-May-2007	02-Dec-2009	20-Nov-2024	Powerwave Technologies Inc.	Amplifier Linearization Using Nonlinear Predistortion
1052/PCT	PCT	4798914	EP1695438	1695438	EPC	20-Nov-2004	02-Jun-2005	04-Jul-2011	20-Nov-2024	Powerwave Technologies Inc.	Amplifier Linearization Using Nonlinear Predistortion
1052/PCT	EPP	4798914	EP1695438	1695438	Finland	20-Nov-2004	02-Jun-2005	04-Jul-2011	20-Nov-2024	Powerwave Technologies Inc.	Amplifier Linearization Using Nonlinear Predistortion
1052/PCT	EPP	4798914	EP1695438	1695438	France	20-Nov-2004	02-Jun-2005	04-Jul-2011	20-Nov-2024	Powerwave Technologies Inc.	Amplifier Linearization Using Nonlinear Predistortion
1052/PCT	EPP	4798914	EP1695438	602004037364.8	Germany	20-Nov-2004	02-Jun-2005	04-Jul-2011	20-Nov-2024	P-Wave Ltd.	Amplifier Linearization Using Nonlinear Predistortion
1052/PCT	EPP	4798914	EP1695438	1695438	Sweden	20-Nov-2004	02-Jun-2005	04-Jul-2011	20-Nov-2024	P-Wave Ltd.	Amplifier Linearization Using Nonlinear Predistortion

1053/PCT	PCT	2495/CHENP/2007		252300	India	11-Jun-2007		08-May-2012	12-Oct-2025	Powerwave Technologies Inc.	System and Method for Forward Path Gain Control in a Digital Predistortion Linearized Transmitter

WW_PATENTS

Matter number	Case Type	Application Number	Publication Number	Patent Number	Country Name	FilDate	PubDate	IssDate	ExpDate	Owner	Title
1059/CA	PCT	2406757	CA2406757	2406757	Canada	28-Feb-2001	01-Nov-2001	23-Mar-2004	28-Feb-2021	Powerwave Technologies Inc.	System and Method for Peak Power Reduction in Spread Spectrum Communications Systems
1059/CN	PCT	1808283.1	1425242	ZL01808283.1	PRC	28-Feb-2001	18-Jun-2003	08-Nov-2006	28-Feb-2021	Powerwave Technologies Inc.	System and Method for Peak Power Reduction in Spread Spectrum Communications Systems
1059/KR	PCT	10-2002-7014082	10-2002-0089512	KR10-0466057	Korea, Republic of	28-Feb-2001	29-Nov-2002	04-Jan-2005	28-Feb-2021	Powerwave Technologies Inc.	System and Method for Peak Power Reduction in Spread Spectrum Communications Systems

1067/EP	PCT	3787071.4	EP1563600	1563600	EPC	20-Nov-2003	17-Aug-2005	30-Oct-2008	20-Nov-2023	Powerwave Technologies Inc.	Systems and Methods of Dynamic Bias Switching for Radio Frequency Power Amplifiers

1067/EP	EPP	3787071.4	EP1563600	1563600	Finland	20-Nov-2003	17-Aug-2005	30-Oct-2008	20-Nov-2023	Powerwave Technologies Inc.	Systems and Methods of Dynamic Bias Switching for Radio Frequency Power Amplifiers

1067/EP	EPP	3787071.4	EP1563600	1563600	France	20-Nov-2003	17-Aug-2005	30-Oct-2008 .	20-Nov-2023	Powerwave Technologies Inc.	Systems and Methods of Dynamic Bias Switching for Radio Frequency Power Amplifiers

1067/EP	EPP	3787071.4	EP1563600	60324451.3	Germany	20-Nov-2003	17-Aug-2005	30-Oct-2008	20-Nov-2023	Powerwave Technologies Inc.	Systems and Methods of Dynamic Bias Switching for Radio Frequency Power Amplifiers

1067/EP	EPP	3787071.4	EP1563600	1563600	Sweden	20-Nov-2003	17-Aug-2005	30-Oct-2008	20-Nov-2023	Powerwave Technologies Inc.	Systems and Methods of Dynamic Bias Switching for Radio Frequency Power Amplifiers

1067/EP	EPP	3787071.4	EP1563600	1563600	UK	20-Nov-2003	17-Aug-2005	30-Oct-2008	20-Nov-2023	Powerwave Technologies Inc.	Systems and Methods of Dynamic Bias Switching for Radio Frequency Power Amplifiers

1074/	PCT	2.0068E+11	CN101199112	ZL200680011163.3	PRC	03-Apr-2006	11-Jun-2007	10-Nov-2010	03-Apr-2026	Powerwave Technologies Inc.	System and Method for Using the Pilot Frequency from a Positive Feedback Pilot Generation and Detection Circuit to Improve Seco

1074/	PCT	6758256.9	EP1867120	1867120	EPC	03-Apr-2006	19-Oct-2006	13-Oct-2011	03-Apr-2026	Powerwave Technologies Inc.	System and Method for Using the Pilot Frequency from a Positive Feedback Pilot Generation and Detection Circuit to Improve Seco

1074/	EPP	6758256.9	EP1867120	6.02006E+11	Germany	03-Apr-2006	19-Oct-2006	13-Oct-2011	03-Apr-2026	Powerwave Technologies Inc.	System and Method for Using the Pilot Frequency from a Positive Feedback Pilot Generation and Detection Circuit to Improve Seco
1083/CA	PCT	2293337	CA2293337	2293337	Canada	07-Apr-1999	14-Oct-1999	26-Oct-2004	07-Apr-2019	Powerwave Technologies Inc.	Dynamic Predistortion Compensation for a Power Amplifier
1083/EP	PCT	99916474.2	EP0988694	988694	EPC	07-Apr-1999	29-Mar-2000	22-Jun-2005	07-Apr-2019	Powerwave Technologies Inc.	Dynamic Predistortion Compensation for a Power Amplifier
1083/EP	EPP	99916474.2	EP0988694	988694	Finland	07-Apr-1999	29-Mar-2000	22-Jun-2005	07-Apr-2019	Powerwave Technologies Inc.	Dynamic Predistortion Compensation for a Power Amplifier
1083/DE	PCT	69925887.1-08	EP0988694	69925887T	Germany	07-Apr-1999	28-Jul-2005	20-Apr-2006	07-Apr-2019	Powerwave Technologies Inc.	Dynamic Predistortion Compensation for a Power Amplifier
1083/EP	EPP	99916474.2	EP0988694	988694	Sweden	07-Apr-1999	29-Mar-2000	22-Jun-2005	07-Apr-2019	Powerwave Technologies Inc.	Dynamic Predistortion Compensation for a Power Amplifier
1083/EP	EPP	99916474.2	EP0988694	988694	UK	07-Apr-1999	29-Mar-2000	22-Jun-2005	07-Apr-2019	Powerwave Technologies Inc.	Dynamic Predistortion Compensation for a Power Amplifier

1084/CA	PCT	2293241	CA2293241	2293241	Canada	07-Apr-1999	14-Oct-1999	06-Aug-2002	07-Apr-2019	Powerwave Technologies Inc.	Adaptive Biasing in a Power Amplifier

WW_PATENTS

Matter number	Case Type	Application Number	Publication Number	Patent Number	Country Name	FilDate	PubDate	IssDate	ExpDate	Owner	Title

1084/EP	PCT	99917362.8	EP0995261	995261	EPC	07-Apr-1999	26-Apr-2000	22-Feb-2006	07-Apr-2019	Powerwave Technologies Inc.	Adaptive Biasing in a Power Amplifier

1084/EP	EPP	99917362.8	EP0995261	EP0995261	Finland	07-Apr-1999	26-Apr-2000	22-Feb-2006	07-Apr-2019	Powerwave Technologies Inc.	Adaptive Biasing in a Power Amplifier

1084/EP	EPP	99917362.8	EP0995261	995261	France	07-Apr-1999	26-Apr-2000	22-Feb-2006	07-Apr-2019	Powerwave Technologies Inc.	Adaptive Biasing in a Power Amplifier

1084/EP	EPP	99917362.8	EP0995261	69929964T	Germany	07-Apr-1999	26-Apr-2000	22-Feb-2006	07-Apr-2019	Powerwave Technologies Inc.	Adaptive Biasing in a Power Amplifier

1084/KR	PCT	10-1999-7011540	10-2001-0013533	KR10-0371083	Korea, Republic of	07-Apr-1999	26-Feb-2001	22-Jan-2003	07-Apr-2019	Powerwave Technologies Inc.	Adaptive Biasing in a Power Amplifier

1084/EP	EPP	99917362.8	EP0995261	995261	Sweden	07-Apr-1999	26-Apr-2000	22-Feb-2006	07-Apr-2019	Powerwave Technologies Inc.	Adaptive Biasing in a Power Amplifier

1084/EP	EPP	99917362.8	EP0995261	995261	UK	07-Apr-1999	26-Apr-2000	22-Feb-2006	07-Apr-2019	Powerwave Technologies Inc.	Adaptive Biasing in a Power Amplifier

1085/EP	ORD	99308185	EP0996223	996223	EPC	18-Oct-1999	26-Apr-2000	28-Dec-2005	18-Oct-2019	Powerwave Technologies Inc.	Amplification System Having Mask Detection

1085/EP	EPP	1999/2240	FI992240	116494B	Finland	18-Oct-1999	19-Apr-2000	30-Nov-2005	18-Oct-2019	Powerwave Technologies Inc.	Amplification System Having Mask Detection

1085/EP	EPC	99308185	EP0996223	996223	France	18-Oct-1999	26-Apr-2000	28-Dec-2005	18-Oct-2019	Powerwave Technologies Inc.	Amplification System Having Mask Detection

1085/EP	EPC	99308185	EP0996223	996223	Sweden	18-Oct-1999	26-Apr-2000	28-Dec-2005	18-Oct-2019	Powerwave Technologies Inc.	Amplification System Having Mask Detection

1085/EP	EPC	99308185	EP0996223	996223	UK	18-Oct-1999	26-Apr-2000	28-Dec-2005	18-Oct-2019	Powerwave Technologies Inc.	Amplification System Having Mask Detection
1086/EP	ORD	99308207.2	EP0996224	996224	EPC	18-Oct-1999	26-Apr-2000	03-Mar-2004	18-Oct-2019	Powerwave Technologies Inc.	Amplification System having Mask Detection and Bias Compensation
1086/FI	ORD	1999/2244	FI992244	116924	Finland	18-Oct-1999	19-Apr-2000	31-Mar-2006	18-Oct-2019	Powerwave Technologies Inc.	Amplification System having Mask Detection and Bias Compensation
1086/KR	ORD	10-1999-0045110	10-2000-0029151	KR10-0429962	Korea, Republic of	18-Oct-1999	25-May-2000	21-Apr-2004	18-Oct-2019	Powerwave Technologies Inc.	Amplification System having Mask Detection and Bias Compensation
1086/GB	EPC	99308207.2	EP0996224	996224	UK	18-Oct-1999	26-Apr-2000	21-Apr-2004	18-Oct-2019	Powerwave Technologies Inc.	Amplification System having Mask Detection and Bias Compensation

1089/EP	ORD	97302845.9	EP0803974	803974	EPC	24-Apr-1997	29-Oct-1997	04-Feb-2004	24-Apr-2017	Powerwave Technologies Inc.	Broadband Amplifier with Quadrature Pilot

1089/KR	ORD	10-1997-0015229	10-1997-0072644	KR10-0326285	Korea, Republic of	23-Apr-1997	07-Nov-1997	15-Feb-2002	23-Apr-2017	Powerwave Technologies Inc.	Broadband Amplifier with Quadrature Pilot

1089/GB	EPC	97302845.9	EP0803974	803974	UK	24-Apr-1997	29-Oct-1997	04-Feb-2004	24-Apr-2017	Powerwave Technologies Inc.	Broadband Amplifier with Quadrature Pilot
1090/EP	ORD	990308184.3	EP0996222	EP0996222	EPC	18-Oct-1999	26-Apr-2000	02-Jan-2004	18-Oct-2019	Powerwave Technologies Inc.	Feed Forward Amplification System Having Mask Detection Compensation
1090/FI	ORD	1999/2242	FI992242	116495B	Finland	18-Oct-1999	19-Apr-2000	30-Nov-2005	18-Oct-2019	Powerwave Technologies Inc.	Feed Forward Amplification System Having Mask Detection Compensation
1090/FR	EPC	99308184.3	EP0996222	996222	France	18-Oct-1999	26-Apr-2000	02-Jan-2004	18-Oct-2019	Powerwave Technologies Inc.	Feed Forward Amplification System Having Mask Detection Compensation
1090/KR	ORD	10-1999-0045114	10-2000-0029152	KR10-0382772	Korea, Republic of	18-Oct-1999	25-May-2000	21-Apr-2003	18-Oct-2019	Powerwave Technologies Inc.	Feed Forward Amplification System Having Mask Detection Compensation
1090/SE	EPC	99308184.3	EP0996222	996222	Sweden	18-Oct-1999	26-Apr-2000	02-Jan-2004	18-Oct-2019	Powerwave Technologies Inc.	Feed Forward Amplification System Having Mask Detection Compensation
1090/GB	EPC	99308184.3	EP0996222	996222	UK	18-Oct-1999	26-Apr-2000	02-Jan-2004	18-Oct-2019	Powerwave Technologies Inc.	Feed Forward Amplification System Having Mask Detection Compensation

WW_PATENTS

Matter number	Case Type	Application Number	Publication Number	Patent Number	Country Name	FilDate	PubDate	IssDate	ExpDate	Owner	Title
1091/CA	ORD	2289396	CA2289396	2289396	Canada	12-Nov-1999	13-May-2000	07-Oct-2003	12-Nov-2019	Powerwave Technologies Inc.	Feed Forward Compensation Using Phase and Time Modulation
1091/EP	ORD	99309010.9	EP1001525	1001525	EPC	12-Nov-1999	17-May-2000	17-Aug-2005	12-Nov-2019	Powerwave Technologies Inc.	Feed Forward Compensation Using Phase and Time Modulation
1091/KR	ORD	10-1999-0050258	10-2000-0035457	KR10-0399691	Korea, Republic of	12-Nov-1999	26-Jun-2000	17-Sep-2003	12-Nov-2019	Powerwave Technologies Inc.	Feed Forward Compensation Using Phase and Time Modulation
1091/EP	EPC	99309010.9	EP1001525	1001525	Sweden	12-Nov-1999	17-May-2000	17-Aug-2005	12-Nov-2019	Powerwave Technologies Inc.	Feed Forward Compensation Using Phase and Time Modulation
1091/EP	EPC	99309010.9	EP1001525	1001525	UK	12-Nov-1999	17-May-2000	17-Aug-2005	12-Nov-2019	Powerwave Technologies Inc.	Feed Forward Compensation Using Phase and Time Modulation
1092/CA	PCT	2388512	CA2388512	2388512	Canada	19-Oct-2000	03-May-2001	20-Apr-2004	19-Oct-2020	Powerwave Technologies Inc.	Improved Predistortion Compensation for a Power Amplifier
1092/EP	PCT	984554.6	EP1224731	1224731	EPC	19-Oct-2000	24-Jul-2002	01-Mar-2006	19-Oct-2020	Powerwave Technologies Inc.	Improved Predistortion Compensation for a Power Amplifier
1092/EP	EPP	984554.6	EP1224731	1224731	France	19-Oct-2000	24-Jul-2002	01-Mar-2006	19-Oct-2020	Powerwave Technologies Inc.	Improved Predistortion Compensation for a Power Amplifier
1092/EP	EPP	984554.6	EP1224731	1224731	Germany	19-Oct-2000	24-Jul-2002	01-Mar-2006	19-Oct-2020	Powerwave Technologies Inc.	Improved Predistortion Compensation for a Power Amplifier
1092/EP	EPP	984554.6	EP1224731	1224731	Sweden	19-Oct-2000	24-Jul-2002	01-Mar-2006	19-Oct-2020	Powerwave Technologies Inc.	Improved Predistortion Compensation for a Power Amplifier
1092/EP	EPP	984554.6	EP1224731	1224731	UK	19-Oct-2000	24-Jul-2002	01-Mar-2006	19-Oct-2020	Powerwave Technologies Inc.	Improved Predistortion Compensation for a Power Amplifier
1093/CA	ORD	2286536	CA22 86536	2286536	Canada	18-Oct-1999	19-Apr-2000	28-Sep-2004	18-Oct-2019	Powerwave Technologies Inc.	Multi-Channel Amplification System Using Mask Detection
1093/EP	PRI	99308179.3	EP0998026	998026	EPC	18-Oct-1999	03-May-2000	23-Feb-2006	18-Oct-2019	Powerwave Technologies Inc.	Multi-Channel Amplification System Using Mask Detection
1093/FI	PRI	1999/2243		116923	Finland	18-Oct-1999		31-Mar-2006	18-Oct-2019	Powerwave Technologies Inc.	Multi-Channel Amplification System Using Mask Detection
1093/EP	EPC	99308179.3	EP0998026	998026	France	18-Oct-1999	03-May-2000	23-Feb-2006	18-Oct-2019	Powerwave Technologies Inc.	Multi-Channel Amplification System Using Mask Detection
1093/EP	EPC	99308179.3	EP0998026	998026	Sweden	18-Oct-1999	03-May-2000	23-Feb-2006	18-Oct-2019	Powerwave Technologies Inc.	Multi-Channel Amplification System Using Mask Detection
1093/EP	EPC	99308179.3	EP0998026	998026	UK	18-Oct-1999	03-May-2000	23-Feb-2006	18-Oct-2019	Powerwave Technologies Inc.	Multi-Channel Amplification System Using Mask Detection

1094/CA	PCT	2336332	CA2336332	2336332	Canada	01-Jul-1999	13-Jan-2000	23-May-2006	01-Jul-2019	Powerwave Technologies Inc.	Switchable Combiner/Splitter

1094/EP	PCT	99938714.5	EP1092302	EP1092302	EPC	01-Jul-1999	18-Apr-2001	25-Feb-2004	01-Jul-2019	Powerwave Technologies Inc.	Switchable Combiner/Splitter

1094/KR	PCT	10-2000-7014970	10-2001-0071681	1855342	Korea, Republic of	01-Jul-1999	31-Jul-2001	21-Nov-2005	01-Jul-2019	Powerwave Technologies Inc.	Switchable Combiner/Splitter

1094/MX	PCT	MX2000PA13012	MXPA00013012	222983	Mexico	01-Jul-1999	14-Jul-2003	24-Sep-2004	01-Jul-2019	Powerwave Technologies Inc.	Switchable Combiner/Splitter

1094/GB	EPP	99938714.5	EP1092302	1092302	UK	01-Jul-1999	13-Jan-2000	25-Feb-2004	01-Jul-2019	Powerwave Technologies Inc.	Switchable Combiner/Splitter
1096/PCT	ORD	6749797.4	EP1872472	1872472	EPC	15-Nov-2007	02-Jan-2008	02-Nov-2011	15-Nov-2027	Powerwave Technologies Inc.	Adaptive Predistortion Linearized Amplifier System Employing Selective Sampling
1096/PCT	EPC	6749797.4	EP1872472	1872472	Finland	15-Nov-2007	02-Jan-2008	02-Nov-2011	15-Nov-2027	Powerwave Technologies Inc.	Adaptive Predistortion Linearized Amplifier System Employing Selective Sampling
1096/PCT	EPC	6749797.4	EP1872472	1872472	France	15-Nov-2007	02-Jan-2008	02-Nov-2011	15-Nov-2027	Powerwave Technologies Inc.	Adaptive Predistortion Linearized Amplifier System Employing Selective Sampling

WW_PATENTS

Matter number	Case Type	Application Number	Publication Number	Patent Number	Country Name	FilDate	PubDate	IssDate	ExpDate	Owner	Title
1096/PCT	EPC	6749797.4	EP1872472	602006025571.3	Germany	15-Nov-2007	02-Jan-2008	30-Dec-2011	15-Nov-2027	Powerwave Technologies Inc.	Adaptive Predistortion Linearized Amplifier System Employing Selective Sampling
1096/PCT	PCT	5129/CHENP/2007		253125	India	12-Apr-2006		27-Jun-2012	12-Apr-2026	Powerwave Technologies Inc.	Adaptive Predistortion Linearized Amplifier System Employing Selective Sampling
1096/PCT	EPC	6749797.4	EP1872472	1872472	Sweden	15-Nov-2007	02-Jan-2008	02-Nov-2011	15-Nov-2027	Powerwave Technologies Inc.	Adaptive Predistortion Linearized Amplifier System Employing Selective Sampling
1108/	ORD	91103539		548910	Taiwan	27-Feb-2002		21-Aug-2003		Powerwave Technologies Inc.	Intelligent multiplexers in an antenna line management system
1112/CN	ORD	1807838.9	1422454	ZL01807838.9	PRC	08-Feb-2001	04-Jun-2003	15-Oct-2008	08-Feb-2021	Powerwave Technologies Inc.	Power Booster Method and Apparatus For Improving The Performance of Radio Frequency Linear Power Amplifiers
1112/DE	ORD	101 95 520.0	DE10195520T	DE10195520T	Germany		13-Mar-2003			Powerwave Technologies Inc.	Power Booster Method and Apparatus For Improving The Performance of Radio Frequency Linear Power Amplifiers
1112/KR	ORD	10-2002-7010249	10-2003-0019311	10-0800381	Korea, Republic of	08-Aug-2001	06-Mar-2003	28-Jan-2008	08-Aug-2021	Powerwave Technologies Inc.	Power Booster Method and Apparatus For Improving The Performance of Radio Frequency Linear Power Amplifiers
1112/GB	ORD	220803.1	GB2375667	2375667	UK	08-Feb-2001	20-Nov-2002	08-Sep-2004	08-Feb-2021	Powerwave Technologies Inc.	Power Booster Method and Apparatus For Improving The Performance of Radio Frequency Linear Power Amplifiers
1113/PCT	ORD	57853/96	AU707610B	707610	Australia	14-May-1996	15-Jul-1999	28-Oct-1999	14-May-2016	Powerwave Technologies Inc.	An antenna device with two radiating elements having an adjustable phase difference between the radiating elements
1113/PCT	ORD	PI9608819-2	BR9608819	PI9608819-2	Brazil	14-May-1996	07-Dec-1999	30-Jun-2009	30-Jun-2019	Powerwave Technologies Inc.	An antenna device with two radiating elements having an adjustable phase difference between the radiating elements
1113/PCT	ORD	96193941.9	1184563	ZL96193941.9	PRC	14-May-1996	10-Jun-1998	13-Nov-2002	14-May-2016	Powerwave Technologies Inc.	An antenna device with two radiating elements having an adjustable phase difference between the radiating elements
1113/PCT	ORD	960914514.3	EP0826250	826250	EPC	14-May-1996	21-Nov-1996	27-Mar-2002	14-May-2016	Powerwave Technologies Inc.	An antenna device with two radiating elements having an adjustable phase difference between the radiating elements
1113/PCT	EPP	96914514.3	EP0826250	826250	France	14-May-1996	21-Nov-1996	27-Mar-2002	14-May-2016	Powerwave Technologies Inc.	An antenna device with two radiating elements having an adjustable phase difference between the radiating elements
1113/PCT	UTM	29512952.2		29512952	Germany	11-Aug-1995		19-Oct-1995	11-Aug-2005	Powerwave Technologies Inc.	An antenna device with two radiating elements having an adjustable phase difference between the radiating elements
1113/SE	PRI	-288420	SE9501830	503722	Sweden	16-May-1995	12-Aug-1996	12-Aug-1996	16-May-2015	Powerwave Technologies Inc.	An antenna device with two radiating elements having an adjustable phase difference between the radiating elements
1113/PCT	EPP	96914514.3	EP0826250	826250	UK	14-May-1996	21-Nov-1996	27-Mar-2002	14-May-2016	Powerwave Technologies Inc.	An antenna device with two radiating elements having an adjustable phase difference between the radiating elements
1119/ORD	PRI	8804374-0	SE8804374	465054	Sweden	02-Dec-1988	15-Jul-1991	07-Nov-1991	02-Dec-2008	Powerwave Technologies Inc.	Method and a device pertaining to an electro- mechanically controlled resonance module
1119/ORD2	PRI	8903298-1	SE470325	470325	Sweden	06-Oct-1989	07-Apr-1991	17-Jan-1994	06-Oct-2009	Powerwave Technologies Inc.	Method and a device pertaining to an electro- mechanically controlled resonance module
1132/PCT	ORD	95937291.3	EP0792464	792464	EPC	15-Nov-1995	30-May-1996	18-Aug-2004	15-Nov-2015	Powerwave Technologies Inc.	Measuring line for a coaxial conductor for determining energy throughflow and standing wave ratios

WW_PATENTS

Matter number	Case Type	Application Number	Publication Number	Patent Number	Country Name	FilDate	PubDate	IssDate	ExpDate	Owner	Title
1132/PCT	EPP	972116	FI972116	109838	Finland	15-Nov-1995	16-May-1997	15-Oct-2002	15-Nov-2015	Powerwave Technologies Inc.	Measuring line for a coaxial conductor for determining energy through flow and standing wave ratios
1132/PCT	EPP	95937291.3	EP0792464	792464	France	15-Nov-1995	30-May-1996	18-Aug-2004	15-Nov-2015	Powerwave Technologies Inc.	Measuring line for a coaxial conductor for determining energy throughflow and standing wave ratios
1132/PCT	EPP	95937291.3	EP0792464	792464	Italy	15-Nov-1995	30-May-1996	18-Aug-2004	15-Nov-2015	Powerwave Technologies Inc.	Measuring line for a coaxial conductor for determining energy throughflow and standing wave ratios
1132/ORD	PRI	9403985-6	SE9403985	503922	Sweden	17-Nov-1994	30-Sep-1996	30-Sep-1996	17-Nov-2014	Powerwave Technologies Inc.	Measuring line for a coaxial conductor for determining energy throughflow and standing wave ratios
1132/PCT	EPP	95937291.3	EP0792464	792464	UK	15-Nov-1995	30-May-1996	18-Aug-2004	15-Nov-2015	Powerwave Technologies Inc.	Measuring line for a coaxial conductor for determining energy throughflow and standing wave ratios
1135/PCT	PCT	97937169.7	EP0928515	928515	EPC	07-Aug-1997	14-Jul-1999	10-Sep-2003	07-Aug-2017	Powerwave Technologies Inc.	Adaptive digital predistortion linearization and feed- forward correction of RF power amplifier
1135/PCT	EPP	97937169.7	EP0928515	928515	France	07-Aug-1997	14-Jul-1999	10-Sep-2003	07-Aug-2017	Powerwave Technologies Inc.	Adaptive digital predistortion linearization and feed- forward correction of RF power amplifier
1135/PCT	PCT	9760169.7	DE69716935T	69716935	Germany	07-Aug-1997	03-JuI-2003	04-Dec-2003	07-Aug-2017	Powerwave Technologies Inc.	Adaptive digital predistortion linearization and feed- forward correction of RF power amplifier
1135/PCT	EPP	97937169.7	EP0928515	928515	Italy	07-Aug-1997	14-Jul-1999	10-Sep-2003	07-Aug-2017	Powerwave Technologies Inc.	Adaptive digital predistortion linearization and feed- forward correction of RF power amplifier
1135/PCT	PCT	10-1999-7002350	10-2000-0048479	10-0338230	Korea, Republic of	19-Mar-1999	25-Jul-2000	14-May-2002	07-Aug-2017	Powerwave Technologies Inc.	Adaptive digital predistortion linearization and feed- forward correction of RF power amplifier
1135/PCT	EPP	97937169.7	EP0928515	928515	Sweden	07-Aug-1997	14-Jul-1999	10-Sep-2003	07-Aug-2017	Powerwave Technologies Inc.	Adaptive digital predistortion linearization and feed- forward correction of RF power amplifier
1136/PCT	PCT	988006882.6	CN1261987	1121080C	PRC	17-Jun-1998	02-Aug-2000	10-Sep-2003	17-Jun-2018	Powerwave Technologies Inc.	Temperature compensation structure for resonator cavity
1136/EP	PCT	98093134.9	EP0990274	990274	EPC	17-Jun-1998	05-Apr-2000	22-Jan-2003	17-Jun-2018	Powerwave Technologies Inc.	Temperature compensation structure for resonator cavity
1136/EP	EPC	98093134.9	EP0990274	990274	Finland	17-Jun-1998	05-Apr-2000	22-Jan-2003	17-Jun-2018	Powerwave Technologies Inc.	Temperature compensation structure for resonator cavity
1136/EP	EPC	98093134.9	EP0990274	69810927.9	Germany	17-Jun-1998	05-Apr-2000	22-Jan-2003	17-Jun-2018	Powerwave Technologies Inc.	Temperature compensation structure for resonator cavity
1136/EP	EPC	98093134.9	EP0990274	990274	Italy	17-Jun-1998	05-Apr-2000	22-Jan-2003	17-Jun-2018	Powerwave Technologies Inc.	Temperature compensation structure for resonator cavity
1136/EP	EPC	980931349.9	EP0990274	990274	Sweden	17-Jun-1998	05-Apr-2000	22-Jan-2003	17-Jun-2018	Powerwave Technologies Inc.	Temperature compensation structure for resonator cavity
1136/EP	EPC	98093134.9	EP0990274	990274	UK	17-Jun-1998	05-Apr-2000	22-Jan-2003	17-Jun-2018	Powerwave Technologies Inc.	Temperature compensation structure for resonator cavity
1137/	PCT	542545/99		3342022	Japan	28-Jan-1999		23-Aug-2002		Powerwave Technologies Inc.	Control of RF error extraction using auto-calibrating RF correlator
1137/	PCT	10-1999-7009374	10-2001-0006290	KR10-0345620	Korea, Republic of	12-Oct-1999	26-Jan-2001	10-Jul-2002	28-Jan-2019	Powerwave Technologies Inc.	Control of RF error extraction using auto-calibrating RF correlator
1138/	PCT	10-1999-7002350	10-2000-0048479	KR10-0338230	Korea, Republic of	19-Mar-1999	25-Jul-2000	14-May-2002	07-Aug-2017	Powerwave Technologies Inc.	Adaptive digital predistortion linearization and feed- forward correction of RF power amplifier
1139/PCT	ORD	PI9609177-0	BR9609177	PI9609177-0	Brazil	24-Nov-1997	24-Aug-1999	30-Apr-2002	24-Nov-2017	Powerwave Technologies Inc.	Movable dielectric body for controlling propagation velocity in a feed line
1139/PCT	ORD	96193925.7	1184562	ZL96193925.7	PRC	24-May-1996	10-Jun-1998	25-Dec-2002	24-May-2016	Powerwave Technologies Inc.	Movable dielectric body for controlling propagation velocity in a feed line

WW_PATENTS

Matter number	Case Type	Application Number	Publication Number	Patent Number	Country Name	FilDate	PubDate	IssDate	ExpDate	Owner	Title
1139/PCT	PCT	96920089.8	EP0832508	832508	EPC	24-May-1996	28-Nov-1996	05-Dec-2001	24-May-2016	Powerwave Technologies Inc.	Movable dielectric body for controlling propagation velocity in a feed line
1139/PCT	EPP	96920089.8	EP0832508	832508	France	24-May-1996	28-Nov-1996	05-Dec-2001	24-May-2016	Powerwave Technologies Inc.	Movable dielectric body for controlling propagation velocity in a feed line
1139/PCT	EPP	96920089.8	EP0832508	69617681	Germany	24-May-1996	28-Nov-1996	05-Dec-2001	24-May-2016	Powerwave Technologies Inc.	Movable dielectric body for controlling propagation velocity in a feed line
1139/PCT	ORD	1030/DEL/1996		227544	India	16-May-1996		13-Dec-2009	16-May-2016	Powerwave Technologies Inc.	Movable dielectric body for controlling propagation velocity in a feed line
1139/PCT	ORD	P-961964		ID0005890	Indonesia	09-Jul-1997		24-Jan-2001	09-Jul-2017	Powerwave Technologies Inc.	Movable dielectric body for controlling propagation velocity in a feed line
1139/PCT	EPP	96920089.8	EP0832508	832508	Italy	24-May-1996	28-Nov-1996	05-Dec-2001	24-May-2016	Powerwave Technologies Inc.	Movable dielectric body for controlling propagation velocity in a feed line
1139/PCT	ORD	10-1997-0708122	10-1999-0014779	10-0282999	Korea, Republic of	24-May-1996	25-Feb-1999	04-Dec-2000	24-May-2016	Powerwave Technologies Inc.	Movable dielectric body for controlling propagation velocity in a feed line
1139/PRI	PRI	9501955-0	SE9501955	504563	Sweden	24-May-1995	25-Nov-1996	03-Mar-1997	24-May-2015	Powerwave Technologies Inc.	Movable dielectric body for controlling propagation velocity in a feed line
1139/PCT	ORD	85105778		98293	Taiwan	16-May-1996		21-Sep-1998		Powerwave Technologies Inc.	Movable dielectric body for controlling propagation velocity in a feed line
1139/PCT	EPP	96920089.8	EP0832508	832508	UK	24-May-1996	28-Nov-1996	05-Dec-2001	24-May-2016	Powerwave Technologies Inc.	Movable dielectric body for controlling propagation velocity in a feed line

1140/ORD	PCT	2226783	CA2226783	2226783	Canada	12-Jul-1996	06-Feb-1997	08-Apr-2008	12-Jul-2016	Powerwave Technologies Inc.	Antenna amplifier
1140/PCT	EPC	96924235.3	EP0872024	872024	Denmark	12-Jul-1996	02-Jun-1997	17-Feb-2003	12-Jul-2016	Powerwave Technologies Inc.	Amplifier for antenna and using integrated dual duplex filters
1140/PCT	ORD	96924235.3	EP0872024	872024	EPC	12-Jul-1996	02-Jun-1997	16-Oct-2002	12-Jul-2016	Powerwave Technologies Inc.	Amplifier for antenna and using integrated dual duplex filters
1140/PCT	EPC	96924235.3	EP0872024	872024	Finland	12-Jul-1996	02-Jun-1997	16-Oct-2002	12-Jul-2016	Powerwave Technologies Inc.	Amplifier for antenna and using integrated dual duplex filters
1140/PCT	EPC	96924235.3	EP0872024	69624377	Germany	12-Jul-1996	02-Jun-1997	10-Jul-2003	12-Jul-2016	Powerwave Technologies Inc.	Amplifier for antenna and using integrated dual duplex filters
1140/PCT	EPC	96924235.3	EP0872024	872024	Italy	12-Jul-1996	02-Jun-1997	16-Oct-2002	12-Jul-2016	Powerwave Technologies Inc.	Amplifier for antenna and using integrated dual duplex filters
1140/PCT	EPC	96924235.3	EP0872024	2185786	Spain	12-Jul-1996	02-Jun-1997	16-Oct-2002	12-Jul-2016	Powerwave Technologies Inc.	Amplifier for antenna and using integrated dual duplex filters
1140/ORD	PRI	-5782	SE9502604	504568	Sweden	14-Jul-1995	15-Jan-1997	10-Mar-1997	14-Jul-2015	Powerwave Technologies Inc.	Amplifier for antenna and using integrated dual duplex filters
1140/PCT	EPC	96924235.3	EP0872024	872024	UK	12-Jul-1996	02-Jun-1997	16-Oct-2002	12-Jul-2016	Powerwave Technologies Inc.	Amplifier for antenna and using integrated dual duplex filters

1143/ORD	PCT	31116/97	AU722385	722385	Australia	30-Dec-1998	03-Aug-2000	16-Nov-2000	28-May-2017	Powerwave Technologies Inc.	Repeater with variable bandwidth

1143/ORD	PCT	97926327.4	EP0894373	894373	Austria	28-May-1997	03-Feb-1999	08-Aug-2001	28-May-2017	Powerwave Technologies Inc.	Repeater with variable bandwidth

1143/ORD	PCT	97926327.4	EP0894373	894373	Belgium	28-May-1997	03-Feb-1999	08-Aug-2001	28-May-2017	Powerwave Technologies Inc.	Repeater with variable bandwidth

1143/ORD	PCT	2256330	CA2256330	2256330	Canada	28-May-1997	04-Dec-1997	27-Jan-2004	28-May-2017	Powerwave Technologies Inc.	Repeater with variable bandwidth

1143/ORD	PCT	97926327.4	EP0894373	894373	France	28-May-1997	03-Feb-1999	08-Aug-2001	28-May-2017	Powerwave Technologies Inc.	Repeater with variable bandwidth

1143/ORD	PCT	97926327.4	EP0894373	69706044	Germany	28-May-1997	03-Feb-1999	08-Aug-2001	28-May-2017	Powerwave Technologies Inc.	Repeater with variable bandwidth

WW_PATENTS

Matter number	Case Type	Application Number	Publication Number	Patent Number	Country Name	FilDate	PubDate	IssDate	ExpDate	Owner	Title

1143/ORD	PCT	97926327.4	EP0894373	894373	Italy	28-May-1997	03-Feb-1999	08-Aug-2001	28-May-2017	Powerwave Technologies Inc.	Repeater with variable bandwidth

1143/ORD	PCT	10-1998-0709762	10-2000-0016194	10-0313486	Korea, Republic of	30-Nov-1998	25-Mar-2000	22-Oct-2001	28-May-2017	Powerwave Technologies Inc.	Repeater with variable bandwidth

1143/ORD	PCT	19985514	NO985514	316050	Norway	26-Nov-1998	26-Nov-1998	01-Dec-2003	28-May-2017	Powerwave Technologies Inc.	Repeater with variable bandwidth

1143/ORD	PCT	97926327.4	EP0894373	894373	Spain	28-May-1997	03-Feb-1999	08-Aug-2001	28-May-2017	Powerwave Technologies Inc.	Repeater with variable bandwidth

1143/ORD	PRI	9602161-3	SE9602161	510569	Sweden	31-May-1996	01-Dec-1997	07-Jun-1999	31-May-2016	Powerwave Technologies Inc.	Repeater with variable bandwidth

1143/ORD	PCT	97926327.4	EP0894373	894373	Switzerland	28-May-1997	03-Feb-1999	08-Aug-2001	28-May-2017	Powerwave Technologies Inc.	Repeater with variable bandwidth

1143/ORD	PCT	97926327.4	EP0894373	894373	UK	28-May-1997	03-Feb-1999	08-Aug-2001	28-May-2017	Powerwave Technologies Inc.	Repeater with variable bandwidth

1145/ORD	ORD	29191/97	AU720608B	720608	Australia	19-Nov-1998	08-Jun-2000	21-Sep-2000	19-Nov-2018	Powerwave Technologies Inc.	Flat antenna

1145/ORD	ORD	PI9708946-0	BR9708946	PI9708946-0	Brazil	12-May-1997	03-Aug-1999	18-Feb-2003	12-May-2017	Powerwave Technologies Inc.	Flat antenna

1145/ORD	ORD	97194636.1	1218583	ZL97194636.1	PRC	13-Nov-1998	02-Jun-1999	10-Dec-2003	13-Nov-2018	Powerwave Technologies Inc.	Flat antenna

1145/ORD	ORD	97923376.4	EP0939975	939975	EPC	16-Nov-1998	08-Sep-1999	29-Oct-2003	16-Nov-2018	Powerwave Technologies Inc.	Flat antenna

1145/ORD	ORD	97923376.4	EP0939975	939975	France	12-May-1997	08-Sep-1999	29-Oct-2003	12-May-2017	Powerwave Technologies Inc.	Flat antenna

1145/ORd	ORD	97923376.4	EP0939975	69725874	Germany	12-May-1997	08-Sep-1999	29-Oct-2003	12-May-2017	Powerwave Technologies Inc.	Flat antenna

1145/ORD	ORD	9703963-0	SE9703963	509749	Sweden	29-Oct-1997	14-Nov-1997	01-Mar-1999	29-Oct-2017	Powerwave Technologies Inc.	Flat antenna

1145/ORD	ORD	97923376.4	EP0939975	939975	UK	12-May-1997	08-Sep-1999	29-Oct-2003	12-May-2017	Powerwave Technologies Inc.	Flat antenna
1146/PCT	PCT	19492/97	AU711591B	711591	Australia	14-Aug-1998	14-Oct-1999	27-Jan-2000	19-Feb-2017	Powerwave Technologies Inc.	Method and device for monitoring a mobile telephone repeater
1146/PCT	PCT	2244873	CA2244873	2244873	Canada	19-Feb-1997	12-Sep-1997	18-Oct-2005	19-Feb-2017	Powerwave Technologies Inc.	Method and device for monitoring a mobile telephone repeater
1146/PCT	PCT	97192826.6	1212797	ZL97192826.6	PRC	19-Feb-1997	31-Mar-1999	20-Oct-2004	19-Feb-2017	Powerwave Technologies Inc.	Method and device for monitoring a mobile telephone repeater
1146/PCT	PCT	97907503.3	EP0885491	885491	EPC	27-Aug-1998	23-Dec-1998	28-Aug-2002	19-Feb-2017	Powerwave Technologies Inc.	Method and device for monitoring a mobile telephone repeater
1146/PCT	EPC	97907503.3	EP0885491	885491	France	27-Aug-1998	23-Dec-1998	28-Aug-2002	27-Aug-2018	Powerwave Technologies Inc.	Method and device for monitoring a mobile telephone repeater
1146/PCT	PCT	69714975.7		69714975	Germany	27-Aug-1998		28-Aug-2002	19-Feb-2017	Powerwave Technologies Inc.	Method and device for monitoring a mobile telephone repeater
1146/PCT	EPC	97907503.3	EP0885491	885491	Italy	27-Aug-1998	23-Dec-1998	28-Aug-2002	27-Aug-2018	Powerwave Technologies Inc.	Method and device for monitoring a mobile telephone repeater
1146/PCT	PCT	10-1998-0706972	10-1999-0087537	10-0427885	Korea, Republic of	04-Sep-1998	27-Dec-1999	08-Apr-2004	19-Feb-2017	Powerwave Technologies Inc.	Method and device for monitoring a mobile telephone repeater
1146/PCT	PCT	19984034	NO984034	315677	Norway	02-Sep-1998	29-Oct-1998	06-Oct-2003	19-Feb-2017	Powerwave Technologies Inc.	Method and device for monitoring a mobile telephone repeater
1146/PCT	EPC	97907503.3	EP0885491	885491	Spain	27-Aug-1998	23-Dec-1998	28-Aug-2002	27-Aug-2018	Powerwave Technologies Inc.	Method and device for monitoring a mobile telephone repeater

WW_PATENTS

Matter number	Case Type	Application Number	Publication Number	Patent Number	Country Name	FilDate	PubDate	IssDate	ExpDate	Owner	Title
1146/ORD	ORD	9600842-0	SE9600842	511385	Sweden	04-Mar-1996	03-Sep-1997	20-Sep-1999	04-Mar-2016	Powerwave Technologies Inc.	Method and device for monitoring a mobile telephone repeater
1146/PCT	EPC	97907503.3	EP0885491	885491	UK	27-Aug-1998	23-Dec-1998	28-Aug-2002	27-Aug-2018	Powerwave Technologies Inc.	Method and device for monitoring a mobile telephone repeater

1147/ORD	PCT	PI9806975-6		P19806975-6	Brazil	22-Jul-1999		29-May-2012	29-May-2022	Powerwave Technologies Inc.	Antenna element

1147/ORD	PCT	98802015.7	1244297	ZL98802015.7	PRC	16-Jan-1998	09-Feb-2000	29-Oct-2003	16-Jan-2018	Powerwave Technologies Inc.	Antenna element

1147/ORD	ORD	98901630.8	EP0954886	954886	EPC	30-Jun-1999	10-Nov-1999	10-Nov-2004	30-Jun-2019	Powerwave Technologies Inc.	Antenna element

1147/ORD	EPC	98901630.8	EP0954886	954886	France	16-Jan-1998	10-Nov-1999	10-Nov-2004	16-Jan-2018	Powerwave Technologies Inc.	Antenna element

1147/ORD	EPC	98901630.8	EP0954886	69827471.7	Germany	16-Jan-1998	10-Nov-1999	10-Nov-2004	16-Jan-2018	Powerwave Technologies Inc.	Antenna element

1147/ORD	PCT	P-980066		ID0006011	Indonesia	20-Jan-1998		27-Feb-2001	16-Jan-2018	Powerwave Technologies Inc.	Antenna element

1147/ORD	EPC	98901630.8	EP0954886	954886	Italy	16-Jan-1998	10-Nov-1999	10-Nov-2004	16-Jan-2018	Powerwave Technologies Inc.	Antenna element

1147/ORD	PCT	2085810	JP2001509341	3990735	Japan	22-Jul-1999	10-Jul-2001	17-Oct-2007	16-Jan-2018	Powerwave Technologies Inc.	Antenna element

1147/PRI	PRI	-372485	SE9700208	507076	Sweden	24-Jan-1997	23-Mar-1998	23-Mar-1998	24-Jan-2017	Powerwave Technologies Inc.	Antenna element

1147/ORD	EPC	98901630.8	EP0954886	954886	UK	16-Jan-1998	10-Nov-1999	10-Nov-2004	16-Jan-2018	Powerwave Technologies Inc.	Antenna element

1148/ORD	PRI	9602080-5	SE9602080	506868	Sweden	29-May-1996	30-Nov-1997	23-Feb-1998	29-May-2016	Powerwave Technologies Inc.	Elongated antenna
1149/	PCT	97915092.7	EP0890218	EP0890218	EPC	11-Aug-1998	13-Jan-1999	08-Jan-2003	14-Mar-2017	Powerwave Technologies Inc.	Adaptive compensation of RF amplifier distortion by injecting predistortion signal derived from respectively different function
1149/	EPP	97915092.7	EP0890218	890218	France	11-Aug-1998	13-Jan-1999	08-Jan-2003	14-Mar-2017	Powerwave Technologies Inc.	Adaptive compensation of RF amplifier distortion by injecting predistortion signal derived from respectively different function
1149/	EPP	97915092.7	EP0890218	69718304.1	Germany	11-Aug-1998	13-Jan-1999	08-Jan-2003	14-Mar-2017	Powerwave Technologies Inc.	Adaptive compensation of RF amplifier distortion by injecting predistortion signal derived from respectively different function
1149/	PCT	890218		890218	Italy	14-Mar-1997				Powerwave Technologies Inc.	Adaptive compensation of RF amplifier distortion by injecting predistortion signal derived from respectively different function
1149/	PCT	555283/97		3393650	Japan	14-Mar-1997		31-Jan-2003		Powerwave Technologies Inc.	Adaptive compensation of RF amplifier distortion by injecting predistortion signal derived from respectively different function
1149/	PCT	98-707629		283598	Korea, Republic of			11-Dec-2000		Powerwave Technologies Inc.	Adaptive compensation of RF amplifier distortion by injecting predistortion signal derived from respectively different function
1149/	EPP	97915092.7	EP0890218	890218	Sweden	11-Aug-1998	13-Jan-1999	08-Jan-2003	14-Mar-2017	Powerwave Technologies Inc.	Adaptive compensation of RF amplifier distortion by injecting predistortion signal derived from respectively different function
1149/	EPP	97915092.7	EP0890218	890218	UK	11-Aug-1998	13-Jan-1999	08-Jan-2003	14-Mar-2017	Powerwave Technologies Inc.	Adaptive compensation of RF amplifier distortion by injecting predistortion signal derived from respectively different function

WW_PATENTS

Matter number	Case Type	Application Number	Publication Number	Patent Number	Country Name	FilDate	PubDate	IssDate	ExpDate	Owner	Title

1150/ORD	ORD	97196271.5	1225206	ZL97196271.5	PRC	23-Jun-1997	04-Aug-1999	18-Jun-2003	23-Jun-2017	Powerwave Technologies Inc.	Method and system for tuning resonance modules

1150/ORD	ORD	97932068.6	EP0913031	913031	Denmark	23-Jun-1997	15-Jan-1998	08-Mar-2004	23-Jun-2017	Powerwave Technologies Inc.	Method and system for tuning resonance modules

1150/ORD	ORD	97932068.6	EP0913031	913031	EPC	23-Jun-1997	15-Jan-1998	19-Nov-2003	23-Jun-2017	Powerwave Technologies Inc.	Method and system for tuning resonance modules

1150/ORD	ORD	97932068.6	EP0913031	913031	Finland	23-Jun-1997	15-Jan-1998	19-Nov-2003	23-Jun-2017	Powerwave Technologies Inc.	Method and system for tuning resonance modules

1150/ORD	ORD	9602740-4	SE9602740	507698	Sweden	10-Jul-1996	11-Jan-1998	06-Jul-1998	10-Jul-2016	Powerwave Technologies Inc.	Method and system for tuning resonance modules

1150/ORD	ORD	97932068.6	EP0913031	913031	UK	23-Jun-1997	15-Jan-1998	19-Nov-2003	23-Jun-2017	Powerwave Technologies Inc.	Method and system for tuning resonance modules

1151/ORD	PCT	PI9813505-8		P19813505-8	Brazil	12-Jun-2000		02-May-2015	02-May-2025	Powerwave Technologies Inc.	Dual band antenna

1151/ORD	PCT	98812131.X	1281590	ZL98812131.X	PRC	12-Jul-1998	24-Jan-2001	28-Apr-2004	12-Jul-2018	Powerwave Technologies Inc.	Dual band antenna

1151/PCT	ORD	98962782.3	EP1038332	1038332	EPC	07-Dec-1998	27-Sep-2000	08-Apr-2008	07-Dec-2018	Powerwave Technologies Inc.	Dual band antenna

1151/PCT	EPC	98962782.3	EP1038332	1038332	France	07-Dec-1998	27-Sep-2000	08-Apr-2008	07-Dec-2018	Powerwave Technologies Inc.	Dual band antenna

1151/PCT	EPC	98962782.3	EP1038332	69839348.1	Germany	07-Dec-1998	27-Sep-2000	17-Jul-2008	07-Dec-2018	Powerwave Technologies Inc.	Dual band antenna

1151/ORD	PCX	1103784.3		HK1033210	Hong Kong	01-Jun-2001		18-Feb-2005	12-Jul-2018	Powerwave Technologies Inc.	Dual band antenna

1151/PCT	EPC	98962782.3	EP1038332	1038332	Italy	07-Dec-1998	27-Sep-2000	08-Apr-2008	07-Dec-2018	Powerwave Technologies Inc.	Dual band antenna

1151/PCT	EPC	98962782.3	EP1038332	2301218	Spain	07-Dec-1998	27-Sep-2000	08-Apr-2008	07-Dec-2018	Powerwave Technologies Inc.	Dual band antenna

1151/ORD	ORD	1247183	SE9704642	511064	Sweden	12-Dec-1997	13-Jun-1999	26-Jul-1999	12-Dec-2017	Powerwave Technologies Inc.	Dual band antenna

1151/ORD	ORD	87103453	HK1033210	124051	Taiwan	10-Mar-1998	18-Feb-2005	23-Apr-2001	10-Mar-2018	Powerwave Technologies Inc.	Dual band antenna

1151/PCT	EPC	98962782.3	EP1038332	1038332	UK	07-Dec-1998	27-Sep-2000	08-Apr-2008	07-Dec-2018	Powerwave Technologies Inc.	Dual band antenna

1152/ORD	ORD	98802037.8	1244299	ZL98802037.8	PRC	30-Jan-1998	09-Feb-2000	15-Oct-2003	30-Jan-2018	Powerwave Technologies Inc.	Antenna operating with two isolated channels

1152/ORD	ORD	98903324.6	EP0958636	958636	EPC	30-Jan-1998	06-Aug-1998	05-Apr-2006	30-Jan-2018	Powerwave Technologies Inc.	Antenna operating with two isolated channels

1152/ORD	EPP	98903324.6	EP0958636	958636	France	30-Jan-1998	06-Aug-1998	05-Apr-2006	30-Jan-2018	Powerwave Technologies Inc.	Antenna operating with two isolated channels

1152/ORD	EPP	98903324.6	EP0958636	69834102.3	Germany	30-Jan-1998	06-Aug-1998	23-Mar-2006	30-Jan-2018	Powerwave Technologies Inc.	Antenna operating with two isolated channels

1152/ORD	ORD	104031.3		HK1024787	Hong Kong	04-Jul-2000		18-Jun-2004	04-Jul-2020	Powerwave Technologies Inc.	Antenna operating with two isolated channels

1152/ORD	ORD	278DEL1998		222831	India	03-Feb-1998		26-Aug-2008	03-Feb-2018	Powerwave Technologies Inc.	Antenna operating with two isolated channels

1152/ORD	EPP	98903324.6	EP0958636	958636	Italy	30-Jan-1998	06-Aug-1998	05-Apr-2006	30-Jan-2018	Powerwave Technologies Inc.	Antenna operating with two isolated channels

1152/ORD	ORD	9802530-7	SE9802530	512320	Sweden	30-Jan-1998	13-Jul-1998	28-Feb-2000	30-Jan-2018	Powerwave Technologies Inc.	Antenna operating with two isolated channels

WW_PATENTS

Matter number	Case Type	Application Number	Publication Number	Patent Number	Country Name	FilDate	PubDate	IssDate	ExpDate	Owner	Title

1152/ORD	EPP	98903324.6	EP0958636	958636	UK	30-Jan-1998	06-Aug-1998	05-Apr-2006	30-Jan-2018	Powerwave Technologies Inc.	Antenna operating with two isolated channels
1153/	PCT	99903156	EP1051808	EP1051808	EPC	19-Jan-1999	15-Nov-2000	17-Jul-2002	19-Jan-2019	Powerwave Technologies Inc.	Circuit arrangement for reducing intermodulation in a bandpass filter system
1153/	ORD	99802359		1032691	Hong Kong	19-Jan-1999		29-Oct-2003	19-Jan-2019	Powerwave Technologies Inc.	Circuit arrangement for reducing intermodulation in a bandpass filter system

1156/ORD	ORD	98801045.3	1234915	ZL98801045.3	PRC	08-Jul-1998	10-Nov-1999	05-Nov-2003	08-Jul-2018	Powerwave Technologies Inc.	Antenna device with improved channel isolation

1156/ORD	PCT	98934067.4	WO9905754	927439	EPC	08-Jul-1998	04-Feb-1999	16-Feb-2005	08-Jul-2018	Powerwave Technologies Inc.	Antenna device with improved channel isolation

1156/ORD	EPP	98934067.4	WO9905754	927439	France	08-Jul-1998	04-Feb-1999	16-Feb-2005	08-Jul-2018	Powerwave Technologies Inc.	Antenna device with improved channel isolation

1156/ORD	EPP	98934067.4	WO9905754	69829037.2	Germany	08-Jul-1998	04-Feb-1999	16-Feb-2005	08-Jul-2018	Powerwave Technologies Inc.	Antenna device with improved channel isolation

1156/ORD	ORD	102021.9		HK1022994	Hong Kong	05-Apr-2000		27-Feb-2004	05-Apr-2020	Powerwave Technologies Inc.	Antenna device with improved channel isolation

1156/ORD	ORD	11-509724	2001-502877	JP-3958375	Japan	23-Mar-1999	27-Feb-2001	18-May-2007	23-Mar-2019	Powerwave Technologies Inc.	Antenna device with improved channel isolation

1156/ORD	PRI	569201	SE9702786	519118	Sweden	23-Jul-1997	24-Jan-I999	14-Jan-2003	23-Jul-2017	Powerwave Technologies Inc.	Antenna device with improved channel isolation

1156/ORD	EPP	98934067.4	WO9905754	927439	UK	08-Jul-1998	04-Feb-1999	16-Feb-2005	08-Jul-2018	Powerwave Technologies Inc.	Antenna device with improved channel isolation

1158/ORD	PRI	861487	SE9703586	512413	Sweden	01-Oct-1997	02-Apr-1999	13-Mar-2000	01-Oct-2017	Powerwave Technologies Inc.	Method of producing an antenna element assembly

1160/ORD	PCT	805060	1343382	ZL00805060.0	PRC	10-Mar-2000	03-Apr-2002	27-Oct-2004	10-Mar-2020	Powerwave Technologies Inc.	Dual band antenna arrangement

1160/EP	ORD	917561.3	EP1161777	1161777	EPC	10-Mar-2000	12-Dec-2001	11-Jun-2008	10-Mar-2020	Powerwave Technologies Inc.	Dual band antenna arrangement

1160/EP	EPC	917561.3	EP1161777	1161777	France	10-Mar-2000	12-Dec-2001	11-Jun-2007	10-Mar-2020	Powerwave Technologies Inc.	Dual band antenna arrangement

1160/EP	EPC	917561.3	EP1161777	60039158.2	Germany	10-Mar-2000	12-Dec-2001	25-Mar-2008	10-Mar-2020	Powerwave Technologies Inc.	Dual band antenna arrangement

1160/EP	EPC	917561.3	EP1161777	1161777	Italy	10-Mar-2000	12-Dec-2001	11-Jun-2008	10-Mar-2020	Powerwave Technologies Inc.	Dual band antenna arrangement

1160/EP	EPC	917561.3	EP1161777	2308973	Spain	10-Mar-2000	12-Dec-2001	10-Sep-2008	10-Mar-2020	Powerwave Technologies Inc.	Dual band antenna arrangement

1160/	PRI	1124309	SE515092	515092	Sweden	15-Mar-1999	11-Jun-2001	11-Jun-2001	15-Mar-2019	Powerwave Technologies Inc.	Dual band antenna arrangement

1160/EP	EPC	917561.3	EP1161777	1161777	UK	10-Mar-2000	12-Dec-2001	02-Dec-2008	10-Mar-2020	Powerwave Technologies Inc.	Dual band antenna arrangement
1161/ORD	ORD	118373.7	1277469	ZL00118373.7	PRC	15-Jun-2000	20-Dec-2000	22-Mar-2006	15-Jun-2020	Powerwave Technologies Inc.	Tuning assembly for a dielectrical resonator in a cavity
1161/ORD	ORD	850087.8	EP1061602	1061602	EPC	17-May-2000	20-Dec-2000	26-Dec-2007	17-May-2020	Powerwave Technologies Inc.	Tuning assembly for a dielectrical resonator in a cavity
1161/ORD	EPC	850087.8	EP1061602	1061602	Finland	17-May-2000	20-Dec-2000	26-Dec-2007	17-May-2020	Powerwave Technologies Inc.	Tuning assembly for a dielectrical resonator in a cavity
1161/ORD	EPC	850087.8	EP1061602	1061602	France	17-May-2000	20-Dec-2000	26-Dec-2007	17-May-2020	Powerwave Technologies Inc.	Tuning assembly for a dielectrical resonator in a cavity
1161/ORD	EPC	850087.8	EP1061602	60037555.2	Germany	17-May-2000	20-Dec-2000	08-Jan-2009	17-May-2020	Powerwave Technologies Inc.	Tuning assembly for a dielectrical resonator in a cavity

WW_PATENTS

Matter number	Case Type	Application Number	Publication Number	Patent Number	Country Name	FilDate	PubDate	IssDate	ExpDate	Owner	Title
1161/ORD	ORD	0104182-1	SE0104182	520207	Sweden	28-Apr-2000	12-Dec-2001	10-Jun-2003	28-Apr-2020	Powerwave Technologies Inc.	Tuning assembly for a dielectrical resonator in a cavity
1161/ORD	EPC	850087.8	EP1061602	1061602	UK	17-May-2000	20-Dec-2000	26-Dec-2007	17-May-2020	Powerwave Technologies Inc.	Tuning assembly for a dielectrical resonator in a cavity

1165/ORD	ORD	80433/98	AU742330B	742330	Australia	02-Dec-1999	20-Dec-2001	04-Apr-2002	02-Dec-2019	Powerwave Technologies Inc.	Microwave resonator with dielectric tuning body resiliency secured to a movable rod by spring means

1165/ORD	ORD	98805852.9	1259231	CN1133231C	PRC	18-May-1998	05-Jul-2000	31-Dec-2003	18-May-2018	Powerwave Technologies Inc.	Microwave resonator with dielectric tuning body resiliency secured to a movable rod by spring means

1165/ORD	EPP	98928695	EP0986833	986833	Finland	18-May-1998	12-Oct-1998	29-Dec-2004	18-May-2018	Powerwave Technologies Inc.	Microwave resonator with dielectric tuning body resiliently secured to a movable rod by spring means

1165/ORD	ORD	98928695	EP0986833	69828395	Germany	18-May-1998	12-Oct-1998	08-Dec-2005	18-May-2018	Powerwave Technologies Inc.	Microwave resonator with dielectric tuning body resiliently secured to a movable rod by spring means

1165/ORD	ORD	347134	EP0986833	986833	Sweden	06-Jun-1997	22-Mar-2000	29-Dec-2004	06-Jun-2017	Powerwave Technologies Inc.	Microwave resonator with dielectric tuning body resiliently secured to a movable rod by spring means

1165/ORD	EPP	98928695	EP0986833	986833	UK	18-May-1998	12-Oct-1998	29-Dec-2004	18-May-2018	Powerwave Technologies Inc.	Microwave resonator with dielectric tuning body resiliently secured to a movable rod by spring means
1166/ORD	PCT	1912738	EP1262017	1262017	EPC	08-Jul-2002	04-Dec-2002	26-Jun-2009	14-Feb-2021	Powerwave Technologies Inc.	Spectral distortion monitor for controlling pre- distortion and feed-forward linearization of RF power amplifier

1167/ORD	ORD	ZL99813985.8	1329763	CN1196220C	PRC	24-Nov-1999	02-Jan-2002	06-Apr-2005	24-Nov-2019	Powerwave Technologies Inc.	Microstrip filter device

1167/ORD	ORD	99963753.1	EP1135826	1135826	EPC	24-Nov-1999	26-Sep-2001	12-Mar-2008	24-Nov-2019	Powerwave Technologies Inc.	Microstrip filter device

1167/ORD	EPP	19992509	FI992509	118934	Finland	24-Nov-1999	01-Jun-2000	15-May-2008	24-Nov-2019	Powerwave Technologies Inc.	Microstrip filter device

1167/ORD	EPP	99963753.1	EP1135826	1135826	France	24-Nov-1999	26-Sep-2001	12-Mar-2008	24-Nov-2019	Powerwave Technologies Inc.	Microstrip filter device

1167/ORD	EPP	99963753.1	EP1135826	69938361.7	Germany	24-Nov-1999	26-Sep-2001	26-Feb-2008	24-Nov-2019	Powerwave Technologies Inc.	Microstrip filter device
1167/ORD	ORD	10-2001-7006851	10-2001-0089532	10-0611351	Korea, Republic of	24-Nov-1999	06-Oct-2001	03-Aug-2006	24-Nov-2019	Powerwave Technologies Inc.	Microstrip filter device

1167/ORD	ORD	9804153-6	SE9804153	513359	Sweden	01-Dec-1998	02-Jun-2000	04-Sep-2000	01-Dec-2018	Powerwave Technologies Inc.	Microstrip filter device

1167/ORD	EPP	99963753.1	EP1135826	1135826	UK	24-Nov-1999	26-Sep-2001	12-Mar-2008	24-Nov-2019	Powerwave Technologies Inc.	Microstrip filter device

1168/ORD	PRI	9800663-8	SE9800663	513164	Sweden	03-Mar-1998	04-Sep-1999	17-Jul-2000	03-Mar-2018	Powerwave Technologies Inc.	Mounting bracket

1169/ORD	PCT	99801502.4	1286816	CN1214488C	PRC	09-Jun-1999	07-Mar-2001	10-Aug-2005	09-Jun-2019	Powerwave Technologies Inc.	Dual band antenna

1169/ORD	PCT	99935211.5	EP1072065	1072065	EPC	09-Jun-1999	31-Jan-2001	13-Mar-2002	09-Jun-2019	Powerwave Technologies Inc.	Dual band antenna

1169/ORD	EPC	99935211.5	EP1072065	1072065	France	09-Jun-1999	31-Jan-2001	13-Mar-2002	09-Jun-2019	Powerwave Technologies Inc.	Dual band antenna

1169/ORD	EPC	99935211.5	DE69901026D	69901026.8	Germany	09-Jun-1999	18-Apr-2002	22-Aug-2002	09-Jun-2019	Powerwave Technologies Inc.	Dual band antenna

WW_PATENTS

Matter number	Case Type	Application Number	Publication Number	Patent Number	Country Name	FilDate	PubDate	IssDate	ExpDate	Owner	Title

1169/ORD	EPP	99935211.5	EP1072065	1072065	Greece	09-Jun-1999	31-Jan-2001	13-Mar-2002	09-Jun-2019	Powerwave Technologies Inc.	Dual band antenna

1169/ORD	EPC	99935211.5	ES1072065	2153342	Spain	09-Jun-1999	31-Jan-2001	13-Mar-2002	09-Jun-2019	Powerwave Technologies Inc.	Dual band antenna

1169/ORD	PRI	9802301-3	SE9802301	512439	Sweden	26-Jun-1998	27-Dec-1999	20-Mar-2000	26-Jun-2018	Powerwave Technologies Inc.	Dual band antenna

1169/ORD	EPP	99935211.5	EP1072065	1072065	UK	09-Jun-1999	31-Jan-2001	13-Mar-2002	09-Jun-2019	Powerwave Technologies Inc.	Dual band antenna

1170/ORD	ORD	98809706	1272967	CN1135649C	PRC	26-Aug-1998	08-Nov-2000	21-Jan-2004	26-Aug-2018	Powerwave Technologies Inc.	Multi surface coupled coaxial resonator

1170/ORD	ORD	98949970.2	EP1034576	1034576	EPC	26-Aug-1998	04-Aug-1999	24-Apr-2002	26-Aug-2018	Powerwave Technologies Inc.	Multi surface coupled coaxial resonator

1170/ORD	PRI	9970003842	FI973842	1034576	Finland	30-Sep-1997	31-Mar-1999	31-Mar-1999	30-Sep-2017	Powerwave Technologies Inc.	Multi surface coupled coaxial resonator

1170/ORD	EPP	98949970.2	EP1034576	69805095	Germany	26-Aug-1998	04-Aug-1999	24-Apr-2002	26-Aug-2018	Powerwave Technologies Inc.	Multi surface coupled coaxial resonator

1170/ORD	EPP	98949970.2	EP1034576	1034576	Sweden	26-Aug-1998	08-Apr-1999	24-Apr-2002	26-Aug-2018	Powerwave Technologies Inc.	Multi surface coupled coaxial resonator

1170/ORD	EPP	98949970.2	EP1034576	1034576	UK	26-Aug-1998	08-Apr-1999	24-Apr-2002	26-Aug-2018	Powerwave Technologies Inc.	Multi surface coupled coaxial resonator

1173/EP	EPC	99943573.8	EP1118134	1118134	Belgium	12-Aug-1999	25-Jul-2001	30-Apr-2008	12-Aug-2019	Powerwave Technologies Inc.	Coaxial cavity resonator

1173/ORD	ORD	2339793	CA2339793	2339793	Canada	12-Aug-1999	24-Feb-2000	27-Oct-2009	12-Aug-2019	Powerwave Technologies Inc.	Coaxial cavity resonator

1173/ORD	ORD	99809270.3	1311906	ZL99809270.3	PRC	12-Aug-1999	05-Sep-2001	07-Apr-2004	12-Aug-2019	Powerwave Technologies Inc.	Coaxial cavity resonator
1173/EP	EPC	99943573.8	EP1118134	1118134	Cyprus, Republic of	12-Aug-1999	25-Jul-2001	02-Feb-2009	12-Aug-2019	Powerwave Technologies Inc.	Coaxial cavity resonator

1173/EP	ORD	99943573.8	EP1118134	1118134	EPC	12-Aug-1999	25-Jul-2001	02-Feb-2009	12-Aug-2019	Powerwave Technologies Inc.	Coaxial cavity resonator

1173/EP	EPC	99943573.8	EP1118134	69938626.8	Germany	12-Aug-1999	25-Jul-2001	10-Jun-2009	12-Aug-2019	Powerwave Technologies Inc.	Coaxial cavity resonator

1173/EP	EPC	99943573.8	EP1118134	1118134	Ireland	12-Aug-1999	25-Jul-2001	02-Feb-2009	12-Aug-2019	Powerwave Technologies Inc.	Coaxial cavity resonator

1173/EP	EPC	99943573.8	EP1118134	1118134	Italy	12-Aug-1999	25-Jul-2001	30-Apr-2008	12-Aug-2019	Powerwave Technologies Inc.	Coaxial cavity resonator

1173/EP	EPC	99943573.8	EP1118134	ES2302387	Spain	12-Aug-1999	25-Jul-2001	01-Jul-2008	12-Aug-2019	Powerwave Technologies Inc.	Coaxial cavity resonator

1173/ORd	ORD	9802714-7	SE9802714	513349	Sweden	12-Aug-1998	13-Feb-2000	28-Aug-2000	12-Aug-2018	Powerwave Technologies Inc.	Coaxial cavity resonator
1174/ORD	PCT	1901814.2	EP1245077	1245077	EPC	08-Jan-2001	02-Oct-2002	24-Aug-2011	08-Jan-2021	Powerwave Technologies Inc.	Carrier-blanking mechanism for sweeping detector used to measure and correct RF power amplifier distortion
1174/PCT	ORD	2001-552518		4707915	Japan	08-Jan-2001		25-Mar-2011	08-Jan-2021	Powerwave Technologies Inc.	Carrier-blanking mechanism for sweeping detector used to measure and correct RF power amplifier distortion

1175/ORD	PCT	1991348.2	EP1346472	1346472	EPC	21-Dec-2001	24-Sep-2003			Powerwave Technologies Inc.	Closed loop active cancellation technique (ACT)- based RF power amplifier linearization architecture

WW_PATENTS

Matter number	Case Type	Application Number	Publication Number	Patent Number	Country Name	FilDate	PubDate	IssDate	ExpDate	Owner	Title

1175/ORD	EPP	1991348.2	EP1346472	1346472	France	21-Dec-2001	24-Sep-2003	11-Feb-2009	21-Dec-2021	Powerwave Technologies Inc.	Closed loop active cancellation technique (ACT)- based RF power amplifier linearization architecture

1175/ORD	EPP	1991348.2	EP1346472	60137643	Germany	21-Dec-2001	24-Sep-2003	11-Feb-2009	21-Dec-2021	Powerwave Technologies Inc.	Closed loop active cancellation technique (ACT)- based RF power amplifier linearization architecture

1175/ORD	EPP	1991348.2	EP1346472	1346472	Sweden	21-Dec-2001	24-Sep-2003	11-Feb-2009	21-Dec-2021	Powerwave Technologies Inc.	Closed loop active cancellation technique (ACT)- based RF power amplifier linearization architecture

1177/ORD	PCT	99807397	1305650	CN1152451C	PRC	18-Jun-1999	25-Jul-2001	02-Jun-2004	18-Jun-2019	Powerwave Technologies Inc.	Device for tuning of a dielectric resonator

1177/PCT	EPC	99931732.4	EP1088362	1088362	Denmark	18-Jun-1999	04-Apr-2001	15-Nov-2006	18-Jun-2019	Powerwave Technologies Inc.	Device for tuning of a dielectric resonator

1177/ORD	EPC	99931732.4	EP1088362	1088362	Finland	18-Jun-1999	04-Apr-2001	15-Nov-2006	18-Jun-2019	Powerwave Technologies Inc.	Device for tuning of a dielectric resonator

1177/ORD	EPC	99931732.4	EP1088362	69934005.5	Germany	18-Jun-1999	04-Apr-2001	15-Nov-2006	18-Jun-2019	Powerwave Technologies Inc.	Device for tuning of a dielectric resonator
1177/ORD	PCT	10-2000-7014245	10-2001-0052897	10-0631084	Korea, Republic of	18-Jun-1999	25-Jun-2001	26-Sep-2006	18-Jun-2019	Powerwave Technologies Inc.	Device for tuning of a dielectric resonator

1177/ORD	PRI	9802191-8	SE9802191	512513	Sweden	18-Jun-1998	19-Dec-1999	27-Mar-2000	18-Jun-2018	Powerwave Technologies Inc.	Device for tuning of a dielectric resonator

1179/	PCT	1937515.3	EP1293039	1293039	EPC	18-May-2001	19-Mar-2003	10-Aug-2008	18-May-2021	Powerwave Technologies Inc.	High linearity multicarrier RF amplifier

1179/	EPP	1937515.3	EP1293039	1293039	Finland	18-May-2001	19-Mar-2003	10-Aug-2008	18-May-2021	Powerwave Technologies Inc.	High linearity multicarrier RF amplifier

1179/	EPP	1937515.3	EP1293039	1293039	France	18-May-2001	19-Mar-2003	10-Aug-2008	18-May-2021	Powerwave Technologies Inc.	High linearity multicarrier RF amplifier

1179/	EPP	1937515.3	EP1293039	60136066	Germany	18-May-2001	19-Mar-2003	10-Aug-2008	18-May-2021	Powerwave Technologies Inc.	High linearity multicarrier RF amplifier

1179/	EPP	1937515.3	EP1293039	1293039	Sweden	18-May-2001	19-Mar-2003	10-Aug-2008	18-May-2021	Powerwave Technologies Inc.	High linearity multicarrier RF amplifier

1179/	EPP	1937515.3	EP1293039	1293039	UK	18-May-2001	19-Mar-2003	10-Aug-2008	18-May-2021	Powerwave Technologies Inc.	High linearity multicarrier RF amplifier
1183/ORD	ORD	1807189.9	1419719	ZL01807189.9	PRC	20-Mar-2001	21-May-2003	12-Oct-2005	20-Mar-2021	Powerwave Technologies Inc.	Coaxial cavity resonator, filter and use of resonator component in a filter
1183/ORD	ORD	1916015.9	EP1269563	1269563	EPC	20-Mar-2001	02-Jan-2003	06-May-2009	20-Mar-2021	Powerwave Technologies Inc.	Coaxial cavity resonator, filter and use of resonator component in a filter
1183/ORD	EPC	1916015.9	EP1269563	1269563	France	20-Mar-2001	02-Jan-2003	06-May-2009	20-Mar-2021	Powerwave Technologies Sweden AB	Coaxial cavity resonator, filter and use of resonator component in a filter
1183/ORD	EPC	1916015.9	EP1269563	60138607.8	Germany	20-Mar-2001	02-Jan-2003	06-May-2009	20-Mar-2021	Powerwave Technologies Sweden AB	Coaxial cavity resonator, filter and use of resonator component in a filter
1183/ORD	ORD	-276306	SE0001143	520203	Sweden	30-Mar-2000	01-Oct-2001	10-Jun-2003	30-Mar-2020	Powerwave Technologies Inc.	Coaxial cavity resonator, filter and use of resonator component in a filter
1183/ORD	EPC	1916015.9	EP1269563	1269563	UK	20-Mar-2001	02-Jan-2003	25-Mar-2009	20-Mar-2021	Powerwave Technologies Inc.	Coaxial cavity resonator, filter and use of resonator component in a filter

1184/ORD	ORD	808413	1353875	CN1193458C	PRC	26-Apr-2000	12-Jun-2002	16-Mar-2005	26-Apr-2020	Powerwave Technologies Inc.	Temperature-compensated rod resonator

1184/ORD	ORD	928066	EP1181738	1181738	EPC	26-Apr-2000	14-Dec-2000	10-Oct-2007	26-Apr-2020	Powerwave Technologies Inc.	Temperature-compensated rod resonator

1184/ORD	EPC	928066	EP1181738	60036701	Germany	26-Apr-2000	14-Dec-2000	10-Oct-2007	26-Apr-2020	Powerwave Technologies Inc.	Temperature-compensated rod resonator

WW_PATENTS

Matter number	Case Type	Application Number	Publication Number	Patent Number	Country Name	FilDate	PubDate	IssDate	ExpDate	Owner	Title

1184/ORD	ORD	1555264	SE9902094	514247	Sweden	04-Jun-1999	05-Dec-2000	29-Jan-2001	04-Jun-2019	Powerwave Technologies Inc.	Temperature-compensated rod resonator

1188/	PCT	812081.1	1371535	CN1179445C	PRC	23-Aug-2000	25-Sep-2002	08-Dec-2004	23-Aug-2020	Powerwave Technologies Inc.	Four port hybrid

1188/	ORD	957206.6	EP1208615	1208615	EPC	23-Aug-2000	29-May-2002	05-Nov-2008	23-Aug-2020	Powerwave Technologies Inc.	Four port hybrid

1188/	EPP	957206.6	EP1208615	1208615	Germany	23-Aug-2000	29-May-2002	05-Nov-2008	23-Aug-2020	Powerwave Technologies Inc.	Four port hybrid

1188/	PRI	1901454	SE9903042	514767	Sweden	27-Aug-1999	28-Feb-2001	23-Apr-2001	27-Aug-2019	Powerwave Technologies Inc.	Four port hybrid

1189/	ORD	2002315007	2002315007	2002315007	Australia	06-Jun-2002	02-Jan-2003	20-Dec-2007	06-Jun-2022	Powerwave Technologies Inc.	Dual-mode resonator

1189/GB	PCT	GB20040000190	WO03001683	GB2394366	UK	06-Jun-2002	03-Jan-2003	02-Mar-2005	06-Jun-2022	Powerwave Technologies Inc.	Dual-mode resonator
1193/PCT	PCT	808556		ZL00808556.0	PRC	18-May-2000		09-Feb-2005	18-May-2020	Powerwave Technologies Inc.	Method and apparatus for stability margin determination in a repeater
1193/PCT	ORD	944474.6	EP1186112	1186112	EPC	18-May-2000	13-Mar-2002	13-May-2009	18-May-2020	Powerwave Technologies Inc.	Method and apparatus for stability margin determination in a repeater
1193/PCT	EPC	944474.6	EP1186112	1186112	France	18-May-2000	13-Mar-2002	13-May-2009	18-May-2020	Powerwave Technologies Sweden AB	Method and apparatus for stability margin determination in a repeater
1193/PCT	EPC	944474.6	EP1186112	60042205.4	Germany	18-May-2000	13-Mar-2002	19-May-2009	18-May-2020	Powerwave Technologies Sweden AB	Method and apparatus for stability margin determination in a repeater
1193/	PRI	1598303	SE9902212	516753	Sweden	11-Jun-1999	12-Dec-2000	26-Feb-2002	11-Jun-2019	Powerwave Technologies Inc.	Method and apparatus for stability margin determination in a repeater
1193/PCT	EPP	944474.6	EP1186112	1186112	UK	18-May-2000	13-Mar-2002	25-Mar-2009	18-May-2020	Powerwave Technologies Inc.	Method and apparatus for stability margin determination in a repeater
1194/ORD	ORD	1817989.4		ZL01817989.4	PRC	25-Apr-2003		23-Nov-2005	25-Apr-2023	ALLGON AB	Shielded housing
1194/ORD	ORD	1965808.7	EP1334649	1334649	EPC	12-Sep-2001	13-Aug-2003	17-Dec-2008	12-Sep-2021	ALLGON AB	Shielded housing
1194/ORD	EPC	1965808.7	EP1334649	1334649	France	12-Sep-2001	13-Aug-2003	17-Dec-2008	12-Sep-2021	ALLGON AB	Shielded housing
1194/ORD	EPC	1965808.7	EP1334649	60137072.4	Germany	12-Sep-2001	13-Aug-2003	09-Dec-2008	12-Sep-2021	ALLGON AB	Shielded housing
1194/ORD	ORD	4103395.1		HK1060472	Hong Kong	14-May-2004	08-Jun-2004	17-Mar-2006	14-May-2024	ALLGON AB	Shielded housing
1194/	PRI	741564	WO0235902	1334649	Sweden	27-Oct-2000	02-May-2002	13-Aug-2003	27-Oct-2020	ALLGON AB	Shielded housing
1194/ORD	EPC	1965808.7	EP1334649	1334649	UK	12-Sep-2001	13-Aug-2003	25-Mar-2009	12-Sep-2021	ALLGON AB	Shielded housing
1196/ORD	ORD	1819390	1476649	ZL01819390.0	PRC	10-Dec-2001	18-Feb-2004	19-Jul-2006	10-Dec-2021	Powerwave Technologies Sweden AB	Wave-guide and a connector therefor
1196/ORD	ORD	1270919.2	EP1342285	1342285	EPC	10-Dec-2001	10-Sep-2003	16-Jul-2008	10-Dec-2021	Powerwave Technologies Sweden AB	Wave-guide and a connector therefor
1196/ORD	EPC	1270919.2	EP1342285	1342285	France	10-Dec-2001	10-Sep-2003	16-Jul-2008	10-Dec-2021	Powerwave Technologies Sweden AB	Wave-guide and a connector therefor
1196/ORD	EPC	1270919.2	EP1342285	60134890	Germany	10-Dec-2001	10-Sep-2003	16-Jul-2008	10-Dec-2021	Powerwave Technologies Sweden AB	Wave-guide and a connector therefor
1196/ORD	ORD	0004569-0	WO0249140	518507	Sweden	11-Dec-2000	20-Jun-2002	15-Oct-2002	11-Dec-2020	Powerwave Technologies Sweden AB	Wave-guide and a connector therefor
1196/ORD	EPC	1270919.2	EP1342285	1342285	UK	10-Dec-2001	10-Sep-2003	16-Jul-2008	10-Dec-2021	Powerwave Technologies Sweden AB	Wave-guide and a connector therefor
1197/ORD	ORD	01819589.X	1478314	CN1242512C	PRC	26-Oct-2001	25-Feb-2004	15-Feb-2006	26-Oct-2021	Powerwave Technologies Sweden AB	Microwave antenna with patch mounting device
1197/ORD	PCT	1979182.1	EP1340287	1340287	EPC	26-Oct-2001	03-Sep-2003	12-Dec-2007	26-Oct-2021	Powerwave Technologies Sweden AB	Microwave antenna with patch mounting device

WW_PATENTS

Matter number	Case Type	Application Number	Publication Number	Patent Number	Country Name	FilDate	PubDate	IssDate	ExpDate	Owner	Title
1197/ORD	EPP	1979182.1	EP1340287	1340287	France	26-Oct-2001	03-Sep-2003	12-Dec-2007	26-Oct-2021	Powerwave Technologies Sweden AB	Microwave antenna with patch mounting device
1197/ORD	EPP	1979182.1	EP1340287	60131887	Germany	26-Oct-2001	03-Sep-2003	12-Dec-2007	26-Oct-2021	Powerwave Technologies Sweden AB	Microwave antenna with patch mounting device
1197/ORD	ORD	896488	SE0004354	518237	Sweden	27-Nov-2000	28-May-2002	10-Sep-2002	27-Nov-2020	Powerwave Technologies Sweden AB	Microwave antenna with patch mounting device
1197/ORD	EPP	1979182.1	EP1340287	1340287	UK	26-Oct-2001	03-Sep-2003	12-Dec-2007	26-Oct-2021	Powerwave Technologies Sweden AB	Microwave antenna with patch mounting device
1198/ORD	ORD	ZL01821053.8	1484874	CN1248357C	PRC	09-Nov-2001	24-Mar-2004	29-Mar-2006	09-Nov-2021	Powerwave Technologies Sweden AB	Four port hybrid microstrip circuit of Lange type
1198/ORD	ORD	1983025.6	EP1346432	1346432	EPC	15-May-2003	24-Sep-2003	26-May-2010	15-May-2023	Powerwave Technologies Sweden AB	Four port hybrid microstrip circuit of Lange type
1198/ORD	EPC	1983025.6	EP1346432	60142579	Germany	15-May-2003	24-Sep-2003	30-May-2010	15-May-2023	Powerwave Technologies Sweden AB	Four port hybrid microstrip circuit of Lange type
1198/ORD	ORD	1072109	SE0004835	520792	Sweden	22-Dec-2000	23-Jun-2002	26-Aug-2003	22-Dec-2020	Powerwave Technologies Sweden AB	Four port hybrid microstrip circuit of Lange type
1199/ORD	PCT	1821153.4	1483240	ZL01821153.4	PRC	09-Nov-2001	17-Mar-2004	24-May-2006	09-Nov-2021	Powerwave Technologies Sweden AB	Microwave amplifier with bypass segment
1199/ORD	ORD	1983026.4	EP1344313	1344313	EPC	15-May-2003	17-Sep-2003	02-Jan-2008	15-May-2023	Powerwave Technologies Sweden AB	Microwave amplifier with bypass segment
1199/ORD	EPC	1983026.4	EP1344313	1344313	France	15-May-2003	17-Sep-2003	02-Jan-2008	15-May-2023	Powerwave Technologies Sweden AB	Microwave amplifier with bypass segment
1199/ORD	EPC	1983026.4	EP1344313	60132244.4	Germany	15-May-2003	17-Sep-2003	28-Dec-2007	15-May-2023	Powerwave Technologies Sweden AB	Microwave amplifier with bypass segment
1199/ORD	ORD	4101972.6		HK1061471	Hong Kong	22-Dec-2000		01-Aug-2008	22-Dec-2020	Powerwave Technologies Sweden AB	Microwave amplifier with bypass segment
1199/ORD	PRI	1071836	SE0004834	519752	Sweden	22-Dec-2000	23-Jun-2002	08-Apr-2003	22-Dec-2020	Powerwave Technologies Sweden AB	Microwave amplifier with bypass segment
1199/ORD	EPC	1983026.4	EP1344313	1344313	UK	15-May-2003	17-Sep-2003	02-Jan-2008	15-May-2023	Powerwave Technologies Sweden AB	Microwave amplifier with bypass segment
1200/ORD	PCT	1818180.5	CN1471748	ZL01818180.5	PRC	12-Sep-2001	28-Jan-2004	28-Jun-2006	12-Sep-2021	Powerwave Technologies Sweden AB	Beam adjusting device
1200/ORD	ORD	1967873.9	EP1348244	1348244	EPC	12-Sep-2001	01-Oct-2003	21-Nov-2007	12-Sep-2021	Powerwave Technologies Sweden AB	Beam adjusting device
1200/ORD	EPC	1967873.9	EP1348244	1348244	France	12-Sep-2001	01-Oct-2003	21-Nov-2007	12-Sep-2021	Powerwave Technologies Sweden AB	Beam adjusting device
1200/ORD	EPC	1967873.9	EP1348244	60131566.9	Germany	12-Sep-2001	01-Oct-2003	21-Nov-2007	12-Sep-2021	Powerwave Technologies Sweden AB	Beam adjusting device
1200/ORD	ORD	4104336.1	HK1061309	1061309	Hong Kong	12-Sep-2001	10-Sep-2004	13-Oct-2006	12-Sep-2021	Powerwave Technologies Sweden AB	Beam adjusting device
1200/ORD	PRI	741260	SE0003929	519751	Sweden	27-Oct-2000	28-Apr-2002	08-Apr-2003	27-Oct-2020	Powerwave Technologies Sweden AB	Beam adjusting device
1200/ORD	EPC	1967873.9	EP1348244	1348244	UK	12-Sep-2001	01-Oct-2003	21-Nov-2007	12-Sep-2021	Powerwave Technologies Sweden AB	Beam adjusting device
1204/ORD	ORD	1811910.7	1441879	ZL01811910.7	PRC	09-Jul-2001	10-Sep-2003	09-Jul-2008	09-Jul-2021	Powerwave Technologies Sweden AB	TUNING SCREW ASSEMBLY
1204/ORD	ORD	279625	SE0002665	516862	Sweden	14-Jul-2000	15-Jan-2002	12-Mar-2002	14-Jul-2020	Powerwave Technologies Sweden AB	TUNING SCREW ASSEMBLY
1205/ORD	ORD	1820539.9	1481614	CN1244199C	PRC	12-Dec-2001	10-Mar-2004	01-Mar-2006	12-Dec-2021	ALLGON AB	Method for tuning a radio filter and a system for tuning a radio filter

WW_PATENTS

Matter number	Case Type	Application Number	Publication Number	Patent Number	Country Name	FilDate	PubDate	IssDate	ExpDate	Owner	Title
1205/ORD	ORD	1270954.9	EP1352470	1352470	EPC	12-Dec-2001	15-Oct-2003	11-Feb-2009	12-Dec-2021	ALLGON AB	Method for tuning a radio filter and a system for tuning a radio filter
1205/ORD	ORD	1007341	SE0004658	519892	Sweden	15-Dec-2000	16-Jun-2002	22-Apr-2003	15-Dec-2020	ALLGON AB	Method for tuning a radio filter and a system for tuning a radio filter
1205/ORD	EPC	1270954.9	EP1352470	1352470	UK	12-Dec-2001	15-Oct-2003	25-Mar-2009	12-Dec-2021	ALLGON AB	Method for tuning a radio filter and a system for tuning a radio filter
1206/ORD	ORD	2808097.1	1502148	ZL02808097.1	PRC	13-Feb-2002	02-Jun-2004	15-Nov-2006	13-Feb-2022	Powerwave Technologies Sweden AB	CIRCUIT BOARD CONNECTOR
1206/ORD	ORD	2711605.2	EP1378025	1378025	EPC	13-Feb-2002	07-Jan-2004	18-Aug-2009	13-Feb-2022	Powerwave Technologies Sweden AB	CIRCUIT BOARD CONNECTOR
1206/ORD	EPC	2711605.2	EP1378025	60235072	Germany	13-Feb-2002	07-Jan-2004	08-Apr-2010	13-Feb-2022	Powerwave Technologies Sweden AB	CIRCUIT BOARD CONNECTOR
1206/ORD	ORD	4108875.9	1066103A	HK1066103	Hong Kong	13-Feb-2002	11-Mar-2005	13-Apr-2007	13-Feb-2022	Powerwave Technologies Sweden AB	CIRCUIT BOARD CONNECTOR
1206/ORD	EPC	2711605.2	EP1378025	2335975	Spain	13-Feb-2002	07-Jan-2004	23-Apr-2010	13-Feb-2022	Powerwave Technologies Sweden AB	CIRCUIT BOARD CONNECTOR
1206/ORD	ORD	0101303-6	SE0101303	520321	Sweden	11-Apr-2001	12-Oct-2002	24-Jun-2003	11-Apr-2021	Powerwave Technologies Sweden AB	CIRCUIT BOARD CONNECTOR
1206/ORD	EPC	2711605.2	EP1378025	1378025	UK	13-Feb-2002	07-Jan-2004	18-Aug-2009	13-Feb-2022	Powerwave Technologies Sweden AB	CIRCUIT BOARD CONNECTOR
1207/	PCT	6747834.7	EP1886381	1915798	EPC	31-May-2006	13-Feb-2008	28-Apr-2011	31-May-2026	Powerwave Technologies Sweden AB	Improved AEDT
1207/ORD	ORD	0501235-6	SE0501235-6	528903	Sweden	31-May-2005	30-Nov-2006	13-Mar-2007	31-May-2025	Powerwave Technologies Sweden AB	Improved AEDT
1208/ORD	PRI	2705473	SE0402523	527798	Sweden	19-Oct-2004	20-Apr-2006	07-Jun-2006	19-Oct-2024	Powerwave Technologies Sweden AB	A DC-extracting arrangement
1209/ORD	PCT	2.0048E+11		ZL200480011847.1	PRC	02-Nov-2005		05-May-2010	30-Apr-2024	Powerwave Technologies Sweden AB	Microwave transmission unit including lightning protection
1209/ORD	ORD	200300665	DK176005	176005	Denmark	02-May-2003	03-Nov-2004	21-Nov-2005	02-May-2023	Powerwave Technologies Sweden AB	Microwave transmission unit including lightning protection
1209/EP	PRI	4730486	EP1620918	1620918	EPC	30-Apr-2004	11-Nov-2004	13-Aug-2008	30-Apr-2024	Powerwave Technologies Sweden AB	Microwave transmission unit including lightning protection
1209/EP	EPC	4730486	EP1620918	1620918	Finland	30-Apr-2004	11-Nov-2004	14-Nov-2008	30-Apr-2024	Powerwave Technologies Sweden AB	Microwave transmission unit including lightning protection
1209/EP	EPC	4730486	EP1620918	1620918	France	30-Apr-2004	11-Nov-2004	13-Aug-2008	30-Apr-2024	Powerwave Technologies Sweden AB	Microwave transmission unit including lightning protection
1209/EP	EPC	4730486	EP1620918	6.02004E+11	Germany	30-Apr-2004	11-Nov-2004	08-Aug-2008	30-Apr-2024	Powerwave Technologies Sweden AB	Microwave transmission unit including lightning protection
1209/PCT	PCT	4730486	EP1620918	1620918	Sweden	30-Apr-2004		13-Aug-2008	30-Apr-2024	Powerwave Technologies Sweden AB	Microwave transmission unit including lightning protection
1209/EP	EPC	4730486	EP1620918	1620918	UK	30-Apr-2004	11-Nov-2004	02-Dec-2008	30-Apr-2024	Powerwave Technologies Sweden AB	Microwave transmission unit including lightning protection
1210/ORD	ORD	9600604-4	SE9600604	506106	Sweden	19-Feb-1996	20-Aug-1997	10-Nov-1997	19-Feb-2016	Powerwave Technologies Sweden AB	Amplifier for antenna and using integrated dual duplex filters
1211/PCT	PCT	200580041058.X	CN101069324	ZL200580041058.X	PRC	15-Nov-2005	07-Nov-2007	08-Jun-2011	15-Nov-2025	Powerwave Technologies Sweden AB	DUAL BAND ANTENNA
1211/ORD	PRI	2848588	SE0402915	528084	Sweden	30-Nov-2004	27-Jun-2006	29-Aug-2006	30-Nov-2024	Powerwave Technologies Sweden AB	DUAL BAND ANTENNA
1212/PCT	EPC	97922263.5	EP0894372	894372	Denmark	02-May-1997	13-Nov-1997	17-Mar-2003	02-Mav-2017	Powerwave Technologies Sweden AB	Channel selective repeater

WW_PATENTS

Matter number	Case Type	Application Number	Publication Number	Patent Number	Country Name	FilDate	PubDate	IssDate	ExpDate	Owner	Title
1212/PCT	PRI	97922263.5	EP0894372	894372	EPC	02-May-1997	13-Nov-1997	27-Nov-2002	02-May-2017	Powerwave Technologies Sweden AB	Channel selective repeater
1212/PCT	EPC	97922263.5	EP0894372	894372	Finland	02-May-1997	13-Nov-1997	27-Nov-2002	02-May-2017	Powerwave Technologies Sweden AB	Channel selective repeater
1212/PCT	EPC	97922263.5	EP0894372	69717430	Germany	02-May-1997	13-Nov-1997	15-Apr-2004	02-May-2017	Powerwave Technologies Sweden AB	Channel selective repeater
1212/PCT	EPC	97922263.5	EP0894372	894372	Italy	02-May-1997	13-Nov-1997	27-Nov-2002	02-May-2017	Powerwave Technologies Sweden AB	Channel selective repeater
1212/PCT	EPC	97922263.5	EP0894372	894372	Spain	02-May-1997	13-Nov-1997	27-Nov-2002	02-May-2017	Powerwave Technologies Sweden AB	Channel selective repeater
1212/ORD	PRI	9601774-4	SE9601774	506571	Sweden	09-May-1996	10-Nov-1997	12-Jan-1998	09-May-2016	Powerwave Technologies Sweden AB	Channel selective repeater
1212/PCT	EPC	97922263.5	EP0894372	894372	UK	02-May-1997	13-Nov-1997	27-Nov-2002	02-May-2017	Powerwave Technologies Sweden AB	Channel selective repeater
1213/PCT	PCT	2.0058E+11	CN101073178	ZL200580033865.7	PRC	14-Oct-2005	30-Nov-2007	09-Dec-2009	14-Oct-2025	Powerwave Technologies Sweden AB	DC Extract filter device
1213/ORD	PRI	0500979-0	SE528358	528358	Sweden	19-Oct-2004	29-Apr-2005	24-Oct-2006	19-Oct-2024	Powerwave Technologies Sweden AB	DC Extract filter device
1214/	PRI	0601890-7	SE530361	530361	Sweden	14-Sep-2006	15-Mar-2008	13-May-2008	14-Sep-2026	Powerwave Technologies Sweden AB	Filter with external Coupling pin
1216/	PCT	2.0068E+11	CN101189760A	ZL200680019456.6	PRC	31-May-2006	28-May-2008	04-Jul-2012	31-May-2026	Powerwave Technologies Sweden AB	Phase Shifter
1216/	PCT	6747834.7	EP1915798	1915798	EPC	31-May-2006	07-Dec-2006	24-Aug-2011	31-May-2026	Powerwave Technologies Sweden AB	Phase Shifter
1216/	EPP	6747834.7	EP1915798	1915798	Finland	31-May-2006	07-Dec-2006	24-Aug-2011	31-May-2026	Powerwave Technologies Sweden AB	Phase Shifter
1216/	EPP	6747834.7	EP1915798	1915798	France	31-May-2006	07-Dec-2006	24-Aug-2011	31-May-2026	Powerwave Technologies Sweden AB	Phase Shifter
1216/	EPP	6747834.7	EP1915798	1915798	Germany	31-May-2006	07-Dec-2006	24-Aug-2011	31-May-2026	Powerwave Technologies Sweden AB	Phase Shifter
1216/	PRI	0501235-6	SE0501235	528903	Sweden	31-May-2005	01-Dec-2006	13-Mar-2007	31-May-2025	Powerwave Technologies Sweden AB	Phase Shifter
1216/	EPP	6747834.7	EP1915798	1915798	UK	31-May-2006	07-Dec-2006	24-Aug-2011	31-May-2026	Powerwave Technologies Sweden AB	Phase Shifter
1218/ORD	PRI	0502453-4	SE0502453	529457	Sweden	04-Nov-2005	05-May-2007	14-Aug-2007	04-Nov-2025	Powerwave Technologies Sweden AB	General LNA
1219/ORD	ORD	9801727-0	SE9801727	512078	Sweden	15-May-1998	16-Nov-1999	24-Jan-2000	15-May-2018	Powerwave Technologies Sweden AB	Angular measurement
1222/ORD	ORD	2386313	SE9904369	516789	Sweden	01-Dec-1999	02-Jun-2001	05-Mar-2002	01-Dec-2019	Powerwave Technologies Sweden AB	Mounting of an antenna assembly including a printed circuit board secured to a rigid metal reflector possibly by adhesive tape
1223/ORD	ORD	2386617	SE9904370	516788	Sweden	01-Dec-1999	02-Jun-2001	05-Mar-2002	01-Dec-2019	Powerwave Technologies Sweden AB	Mounting of an antenna assembly including a printed circuit board secured to a rigid metal reflector possibly by adhesive tape
1224/ORD	PCT	01820757.X	CN1481594	ZL01820757.X	PRC	21-Dec-2001	10-Mar-2004	21-Aug-2008	21-Dec-2021	Powerwave Technologies Sweden AB	Method for tuning a radio filter and a system for tuning a radio filter
1224/ORD	PCT	1272437.3	EP1346430	1346430	EPC	21-Dec-2001	24-Sep-2003	13-Oct-2009	21-Dec-2021	Powerwave Technologies Sweden AB	Method for tuning a radio filter and a system for tuning a radio filter
1224/ORD	EPP	1272437.3	EP1346430	1346430	France	21-Dec-2001	24-Sep-2003	09-Dec-2009	21-Dec-2021	Powerwave Technologies Sweden AB	Method for tuning a radio filter and a system for tuning a radio filter

WW_PATENTS

Matter number	Case Type	Application Number	Publication Number	Patent Number	Country Name	FilDate	PubDate	IssDate	ExpDate	Owner	Title
1224/ORD	EPP	1272437.3	EP1346430	60140765.2	Germany	21-Dec-2001	24-Sep-2003	01-Mar-2010	21-Dec-2021	Powerwave Technologies Sweden AB	Method for tuning a radio filter and a system for tuning a radio filter
1224/ORD	PRI	1082397	SE0004863	520112	Sweden	27-Dec-2000	28-Jun-2002	27-May-2003	27-Dec-2020	Powerwave Technologies Sweden AB	Method for tuning a radio filter and a system for tuning a radio filter
1224/ORD	EPP	1272437.3	EP1346430	1346430	UK	21-Dec-2001	24-Sep-2003	21-Apr-2010	21-Dec-2021	Powerwave Technologies Sweden AB	Method for tuning a radio filter and a system for tuning a radio filter
1225/ORD	ORD	0100675-8	SE0100675-8	519389	Sweden	28-Feb-2001	29-Aug-2002	25-Feb-2003	28-Feb-2021	Powerwave Technologies Sweden AB	Repeater
1226/PCT	PCT	2.0058E+11	CN101057367	ZL200580038428.4	PRC	25-Nov-2005	17-Oct-2007	11-May-2011	25-Nov-2025	Powerwave Technologies Sweden AB	Antenna control system
1226/	PRI	2835380	SE0402879	528015	Sweden	26-Nov-2004	27-Jun-2006	08-Aug-2006	26-Nov-2024	Powerwave Technologies Sweden AB	Antenna control system
1227/	PRI	2835989	SE0402880	528018	Sweden	26-Nov-2004	27-Jun-2006	08-Aug-2006	26-Nov-2024	Powerwave Technologies Sweden AB	Antenna control system
1228/ORD	ORD	2201683	SE0401144	526492	Sweden	03-May-2004	27-Sep-2005	27-Sep-2005	03-May-2024	Powerwave Technologies Sweden AB	Aperture antenna element

1230/ORD	PRI	0401941-0	SE0401941	527757	Sweden	28-Jul-2004	29-Jan-2006	30-May-2006	28-Jul-2024	Powerwave Technologies Inc.	Reflector assembly
1231/	PCT	7748171.1	EP2022136	2022136	EPC	25-May-2007	06-Dec-2007	04-Oct-2011	25-May-2027	Powerwave Technologies Sweden AB	Down Tilt Control Unit
1231/	EPP	7748171.1	EP2022136	2022136	Finland	25-May-2007	06-Dec-2007	04-Oct-2011	25-May-2027	Powerwave Technologies Sweden AB	Down Tilt Control Unit
1231/	EPP	7748171.1	EP2022136	2022136	France	25-May-2007	06-Dec-2007	04-Oct-2011	25-May-2027	Powerwave Technologies Sweden AB	Down Tilt Control Unit
1231/	EPP	7748171.1	EP2022136	2022136	Germany	25-May-2007	06-Dec-2007	04-Oct-2011	25-May-2027	Powerwave Technologies Sweden AB	Down Tilt Control Unit
1231/	EPP	7748171.1	EP2022136	2022136	Spain	25-May-2007	06-Dec-2007	04-Oct-2011	25-May-2027	Powerwave Technologies Sweden AB	Down Tilt Control Unit
1231/	PRI	0601201-7	SE529953	529953	Sweden	31-May-2006	01-Dec-2007	15-Jan-2008	31-May-2026	Powerwave Technologies Sweden AB	A control system for controlling the electrical tilt of an antenna
1232/	PRI	0601889-9		530302	Sweden	14-Sep-2006	15-Mar-2008	22-Apr-2008	14-Sep-2026	Powerwave Technologies Sweden AB	Antenna Filter Combination
1235/	PCT	6820900.6	EP1952479	1952479	EPC	16-Nov-2006	06-Aug-2008	23-Nov-2011	16-Nov-2026	Powerwave Technologies Sweden AB	Smart Pole
1235/	EPP	6820900.6	EP1952479	1952479	France	16-Nov-2006	06-Aug-2008	23-Nov-2011	16-Nov-2026	Powerwave Technologies Sweden AB	Smart Pole
1235/	EPP	6820900.6	EP1952479	6.02006E+11	Germany	16-Nov-2006	06-Aug-2008	23-Nov-2011	16-Nov-2026	Powerwave Technologies Sweden AB	Smart Pole
1235/	EPP	6820900.6	EP1952479	ES2386296	Spain	16-Nov-2006	06-Aug-2008	23-Nov-2011	16-Nov-2026	Powerwave Technologies Sweden AB	Smart Pole
1237/PCT	PCT	3784786	EP1529421	1529421	EPC	18-Jul-2003	11-May-2005	28-Sep-2010	18-Jul-2023	Powerwave Technologies Inc.	INSTALLATION SITES FOR HOUSING ELECTRONIC EQUIPMENT
1243/	PRI	0601136-5	SE529885	529885	Sweden	22-May-2006	23-Nov-2007	18-Dec-2007	22-May-2026	Powerwave Technologies Sweden AB	Dual band antenna arrangement

1247/	PCT	527768/97		3343260	Japan	30-Jan-1997		23-Aug-2002		Powerwave Technologies Inc.	Polar envelope correction mechanism for enhancing linearity of RF/Microwave power amplifier

1247/	PCT	98-705845		351930	Korea, Republic of	29-Jan-1998		26-Aug-2002		Powerwave Technologies Inc.	Polar envelope correction mechanism for enhancing linearity of RF/Microwave power amplifier

WW_PATENTS

Matter number	Case Type	Application Number	Publication Number	Patent Number	Country Name	FilDate	PubDate	IssDate	ExpDate	Owner	Title

1249/	PCT	506953/98		3342018	Japan	10-Jul-1997		23-Aug-2002	10-Jul-2017	Powerwave Technologies Inc.	RF amplifier having adaptive predistortion circuit

1249/	PCT	99-7000442		309808	Korea, Republic of	10-Jul-1997		11-Sep-2001	10-Jul-2017	Powerwave Technologies Inc.	RF amplifier having adaptive predistortion circuit
1251/	PRI	0601738-8	SE530248	530248	Sweden	25-Aug-2006		08-Apr-2008	25-Aug-2026	Powerwave Technologies Sweden AB	Active Lighting Protection
1256/	PRI	0601909-5	SE530306	530306	Sweden	15-Sep-2006	16-Mar-2008	29-Apr-2008	15-Sep-2026	Powerwave Technologies Sweden AB	Communication solution for antennas
1258/	ORD	20010132096	TW525344B	TW174832	Taiwan	21-Dec-2001	21-Mar-2003			Powerwave Technologies Inc.	Feed forward amplifier loop control utilizing IF signal processing

1261/ORD	ORD	601381.7	GB2429011	GB2429011	UK	24-Jan-2006	14-Feb-2007	30-May-2007	24-Jan-2026	Powerwave Technologies Inc.	Microwave dielectric ceramic

1266/	ORD	501259.6	GB2413127	GB2413127	UK	13-Apr-2005	19-Oct-2005	03-Jan-2007	13-Apr-2025	Powerwave Technologies Inc.	Microwave Dielectric Ceramic

1266/DIV1	DIV	713583.3	GB24400048	2440048	UK	12-Jul-2007	16-Jan-2008	26-Mar-2008	18-May-2025	Powerwave Technologies Inc.	Microwave Dielectric Ceramic

1266/DIV2	DIV	713582.5	GB24400047	2440047	UK	12-Jul-2007	16-Jan-2008	26-Mar-2008	18-May-2025	Powerwave Technologies Inc.	Microwave Dielectric Ceramic

1266/PR3	PRI	507459.6	GB2413127	2413127	UK	18-May-2005	19-Oct-2005	02-Apr-2008	18-May-2025	Powerwave Technologies Inc.	Microwave Dielectric Ceramic

1278/	PCT	8726673	EP2135325	2135325	EPC	07-Mar-2008	12-Sep-2008	26-Jul-2012	07-Mar-2028	Powerwave Technologies Inc.	Dual staggered vertically polarized variable azimuth beam width antenna for wireless network

1278/	EPP	8726673	EP2135325	6.02008E+11	Germany	07-Mar-2008	12-Sep-2008	06-Jun-2012	07-Mar-2028	Powerwave Technologies Inc.	Dual staggered vertically polarized variable azimuth beam width antenna for wireless network
1305/	PRI	0800434-3	SE531442	531442	Sweden	25-Feb-2008	07-Apr-2009	07-Apr-2009	25-Feb-2028	Powerwave Technologies Sweden AB	Transverse phase shifter
1306/	PRI	0800435-0	SE532035	532035	Sweden	25-Feb-2008	06-Oct-2009	06-Oct-2009	25-Feb-2028	Powerwave Technologies Sweden AB	Improved Antenna Isolation II
1307/LKP	PRI	870005142		78198	Finland	20-Nov-1987		28-Feb-1989	20-Nov-2007	LK PRODUCTS OY (FI)	A TRANSMISSION LINE RESONATOR
1308/	PRI	910005156		915156	Finland	31-Oct-1991		01-May-1993	31-Oct-2011	LK PRODUCTS OY (FI)	Temperature Compensated Resonato
1309/	ORD	98300900.2	EP0859422	859422	EPC	06-Feb-1998	19-Aug-1998	19-May-2004	06-Feb-2018	LK PRODUCTS OY (FI)	High-frequency filter
1309/	PRI	970000525	FI970525	106584	Finland	07-Feb-1997	08-Aug-1998	28-Feb-2001	07-Feb-2017	LK PRODUCTS OY (FI)	High-frequency filter
1311/	PRI	980001362	FI981362	113575	Finland	12-Jun-1998	13-Dec-1999	14-May-2004	12-Jun-2018	LK PRODUCTS OY (FI)	COUPLING ELEMENT AND HIGH-FREQUENCY FILTER
1312/	PRI	990000462	FI990462	113578	Finland	03-Mar-1999	04-Sep-2000	14-May-2004	03-Mar-2019	LK PRODUCTS OY (FI)	Coupling element and manufacturing method for it and high-frequency filter
1313/	PRI	990001476	FI991476	113577	Finland	29-Jun-1999	30-Dec-2000	14-May-2004	29-Jun-2019	LK PRODUCTS OY (FI)	Low-pass filter
1314/	ORD	1660172.6	EP1191626	1191626	EPC	22-Sep-2000	07-Feb-2003	11-May-2008	22-Sep-2020	LK PRODUCTS OY (FI)	Resonator filter
1314/	PRI	2091	FI20002091	114251	Finland	22-Sep-2000	23-Mar-2002	15-Sep-2004	22-Sep-2020	LK PRODUCTS OY (FI)	Resonator filter
1315/	PRI	1676	FI20001676	113353	Finland	17-Jul-2000	18-Jan-2002	15-Apr-2004	17-Jul-2020	LK PRODUCTS OY (FI)	Method for attaching a resonator part and a resonator
1316/	PRI	20021373	FI115808	115808	Finland	12-Jul-2002	13-Jan-2004	15-Jul-2005	12-Jul-2022	LK PRODUCTS OY (FI)	Bypass arrangement for low-noise amplifier
1317/	PCT	4721210.5	EP1604425	1604425	EPC	17-Mar-2004	14-Dec-2005	13-Jun-2012	17-Mar-2024	LK PRODUCTS OY (FI)	Resonator filter
1317/	PRI	20030402	FI20030402	119207	Finland	18-Mar-2003	19-Sep-2004	29-Aug-2008	18-Mar-2023	LK PRODUCTS OY (FI)	Resonator filter
1317/	EPP	4721210.5	EP1604425	6.02004E+11	Germany	17-Mar-2004	14-Dec-2005	20-Jun-2012	17-Mar-2024	POWERWAVE COMTEK OY	Resonator filter
1319/	PRI	20040432	FI20040432	119402	Finland	22-Mar-2004	23-Sep-2005	31-Oct-2008	22-Mar-2024	LK PRODUCTS OY (FI)	Arrangement for dividing a filter output signal
1319/	PCT	5481/DELNP/2006		233683	India	03-Mar-2005		01-Apr-2009	03-Mar-2025	LK PRODUCTS OY (FI)	Arrangement for dividing a filter output signal

WW_PATENTS

Matter number	Case Type	Application Number	Publication Number	Patent Number	Country Name	FilDate	PubDate	IssDate	ExpDate	Owner	Title
1322/	PCT	5742054.9	EP1754276	1754276	EPC	18-May-2005	22-Dec-2005	22-Jul-2010	18-May-2025	LK PRODUCTS OY (FI)	Adjustable resonator filter
1322/	EPP	5742054.9	EP1754276	602005023299.0-08	Germany	18-May-2005	22-Dec-2005	01-Sep-2010	18-May-2025	POWERWAVE COMTEK OY	Adjustable resonator filter
1322/	PCT	5157/DELNP/2005		227074	India	18-May-2005		01-Jan-2009	18-May-2025	LK PRODUCTS OY (FI)	Adjustable resonator filter
1323/	PRI	20041560	FI20041560	117684	Finland	02-Dec-2004	03-Jun-2006	15-Jan-2007	02-Dec-2024	LK PRODUCTS OY(FI)	Filtering arrangement of antenna end
1324/	UTM	20050000040U		FI6737	Finland	04-Feb-2005		19-Jul-2005	04-Feb-2015	LK PRODUCTS OY (FI)	Integrated cross coupling
1325/	EPP	6725956.4	EP1886380	602006016268.5-08	Germany	18-May-2006	13-Feb-2008	18-Aug-2010	18-May-2026	POWERWAVE COMTEK OY	Arrangement for steering radiation lobe of antenna
1326/	PRI	20055292	FI20055292	117777	Finland	07-Jun-2005	08-Dec-2006	15-Feb-2007	07-Jun-2025	LK PRODUCTS OY (FI)	By-pass arrangement of a low noise amplifier
1330/	PRI	20065547	FI118663	118663	Finland	01-Sep-2006	31-Jan-2008	31-Jan-2008	01-Sep-2026	LK PRODUCTS OY (FI)	MHA signal arrangement
1337/	PRI	20065493	FI118750	118750	Finland	12-Jul-2006	29-Feb-2008	29-Feb-2008	12-Jul-2026	LK PRODUCTS OY (FI)	MHA structure arrangement
1338/	PRI	0800642-1		532390	Sweden	19-Mar-2008		12-Jan-2010	19-Mar-2028	Powerwave Technologies Sweden AB	Transmission line and a method production of a transmission line
1341/	PRI	1291346	SE532279	532279	Sweden	11-Apr-2008	01-Dec-2009	01-Dec-2009	11-Apr-2028	Powerwave Technologies Sweden AB	Improved Antenna Isolation I
1348/	PRI	20065576	FI119208	119208	Finland	20-Sep-2006	29-Aug-2008	29-Aug-2008	20-Sep-2026	LK PRODUCTS OY (FI)	Intelligent Resonator and Filter Element
1355/	PRI	0900515-8	SE533885	533885	Sweden	17-Apr-2009	20-Feb-2011	20-Feb-2011	17-Apr-2029	Powerwave Technologies Sweden AB	Antenna assembly consisting of two or more single array antenna assemblies

WW_APPLICATIONS

Matter number	Case Type	Application Number	Publication Number	Application Status	Country Name	File Date	Publication Date	Owner	Title
1002/	PCT	5713403.3	WO2005091802	Published	EPC	14-Feb-2005	10-Jun-2005	Powerwave Technologies Inc.	System and method for control of loop alignment in adaptive feed forward amplifiers
1002/	PCT	3763/CHENP/2006		Pending	India	11-Oct-2006		Powerwave Technologies Inc.	System and method for Control of loop alignment for feed forward amplifiers
1002/PCT	ORD	PCT/US2005/004437	WO2005091802	Published	Patent Cooperation Treaty	14-Feb-2005	06-Oct-2005	Powerwave Technologies Inc.	Fast Control of Loop Alignment for Feed Forward Amplifiers

1005/PCT	PCT	200480018834.X	1833418	Published	PRC	01-Jul-2004	13-Sep-2006	Powerwave Technologies Inc.	Digital Predistortion System and Method for Correcting Memory Effects within an RF Power Amplifier

1005/	PCT	4756534.6	EP1645094	Published	EPC	01-Jul-2004	12-Apr-2006	Powerwave Technologies Inc.	Digital Predistortion System and Method for Correcting Memory Effects within an RF Power Amplifier

1005/PCT	ORD	PCT/US2004/021210	WO2005008883	Published	Patent Cooperation Treaty	01-Jul-2004	27-Jan-2005	Powerwave Technologies Inc.	Digital Predistortion System and Method for Correcting Memory Effects within an RF Power Amplifier

1006/EP	PCT	4759204.3	EP1614244	Published	EPC	07-Apr-2004	11-Jan-2006	Powerwave Technologies Inc.	Combiner Alignment by Adjusting the Digital Input of Transmitter Modules Based on Anti-Phase Pilot Signals

1006/PCT	ORD	PCT/US2004/10681	WO2004093326	Published	Patent Cooperation Treaty	07-Apr-2004	28-Oct-2004	Powerwave Technologies Inc.	Combiner Alignment by Adjusting the Digital Input of Transmitter Modules Based on Anti-Phase Pilot Signals

1007/CA	PCT	2479684	CA2479684	Published	Canada	18-Mar-2003	02-Oct-2003	Powerwave Technologies Inc.	System and Method for Eliminating Signal Zero Crossings in Single and Multiple Channel Communications Systems

1007/PCT	ORD	PCT/US2003/08005	WO03081793	Published	Patent Cooperation Treaty	18-Mar-2003	02-Oct-2003	Powerwave Technologies Inc.	System and Method for Eliminating Signal Zero Crossings in Single and Multiple Channel Communications Systems
1008/KR	PCT	10-2005-7011458	10-2005-0085809	Published	Korea, Republic of	11-Dec-2003	29-Aug-2005	Powerwave Technologies Inc.	Feed Forward System Penalties and Floors for Optimal Control
1008/PCT	ORD	PCT/US2003/39464	WO2004062091	Published	Patent Cooperation Treaty	11-Dec-2003	22-Jul-2004	Powerwave Technologies Inc.	Feed Forward System Penalties and Floors for Optimal Control
1009/CA	PCT	2515689	CA2515689	Published	Canada	11-Feb-2004	02-Sep-2004	Powerwave Technologies Inc.	Enhanced Efficiency Feed Forward Power Amplifier Utilizing Reduced Cancellation Bandwidth and Small Error Amplifier
1009/CN	PCT	2.0048E+11	1751434	Published	PRC	11-Feb-2004	22-Mar-2006	Powerwave Technologies Inc.	Enhanced Efficiency Feed Forward Power Amplifier Utilizing Reduced Cancellation Bandwidth and Small Error Amplifier
1009/PCT	ORD	PCT/US2004/03847	WO2004075397	Published	Patent Cooperation Treaty	11-Feb-2004	02-Sep-2004	Powerwave Technologies Inc.	Enhanced Efficiency Feed Forward Power Amplifier Utilizing Reduced Cancellation Bandwidth and Small Error Amplifier
1009/EP	EPP	4710155.5	EP1609238	Published	Sweden	11-Feb-2004	28-Dec-2005	Powerwave Technologies Inc.	Enhanced Efficiency Feed Forward Power Amplifier Utilizing Reduced Cancellation Bandwidth and Small Error Amplifier
1010/PCT	ORD	PCT/US2004/15899	WO2004107827	Published	Patent Cooperation Treaty	20-May-2004	09-Dec-2004	Powerwave Technologies Inc.	Circuit Board Assembly Employing Solder Vent Hole
1014/	PCT	4760873.2	EP1620942	Published	EPC	04-May-2004	01-Feb-2006	Powerwave Technologies Inc.	RF Amplifier Employing Active Load Linearization
1014/PCT	ORD	PCT/US2004/13889	WO2004102788	Published	Patent Cooperation Treaty	04-May-2004	25-Nov-2004	Powerwave Technologies Inc.	RF Amplifier Employing Active Load Linearization

WW_APPLICATIONS

Matter number	Case Type	Application Number	Publication Number	Application Status	Country Name	File Date	Publication Date	Owner	Title
1016/WO	PCT	2.0058E+12	101023614	Published	PRC	08-Jul-2005	22-Aug-2007	Powerwave Technologies Inc.	System and Method for Digital Timing Error Correction in a Communications Systems Utilizing Adaptive Predistortion
1016/WO	ORD	PCT/US2005/24132	WO2006017126	Published	Patent Cooperation Treaty	08-Jul-2005	16-Feb-2006	Powerwave Technologies Inc.	System and Method for Digital Timing Error Correction in a Communications Systems Utilizing Adaptive Predistortion
1018/WO	PCT	2.0058E+11		Published	PRC	07-Jul-2005	29-Aug-2007	Powerwave Technologies Inc.	System and Method for Differential IQ Delay Compensation in a Communications System Utilizing Adaptive AQM Compensation
1018/WO	PCT	5772396.7	WO2006017115	Published	EPC	07-Jul-2005	16-Feb-2006	Powerwave Technologies Inc.	System and Method for Differential IQ Delay Compensation in a Communications System Utilizing Adaptive AQM Compensation
1018/WO	ORD	PCT/US2005/024082	WO2006017115	Published	Patent Cooperation Treaty	07-Jul-2005	16-Feb-2006	Powerwave Technologies Inc.	System and Method for Differential IQ Delay Compensation in a Communications System Utilizing Adaptive AQM Compensation
1019/	PCT	PCT/US2005/024180		Pending	India	21-Feb-2007		Powerwave Technologies Inc.	Auxiliary transistor gate bias control
1019/WO	ORD	PCT/US2005/24180	WO2006/019606	Published	Patent Cooperation Treaty	11-Jul-2005	16-Nov-2006	Powerwave Technologies Inc.	Auxiliary Transistor Gate Bias Control system and method

1020/	PCT	19990027553	AU2755399	Published	Australia	01-Mar-1999	20-Sep-1999	ALLGON AB	SYSTEM AND A METHOD FOR TRANSFER OF A DIGITAL INFORMATION CARRYING SIGNAL

1020/	ORD	PCT/SE99/00288	WO9945680	Published	Patent Cooperation Treaty	01-Mar-1999	10-Sep-1999	ALLGON AB	SYSTEM AND A METHOD FOR TRANSFER OF A DIGITAL INFORMATION CARRYING SIGNAL
1022/PCT	PCT	5722448.7	EP1738511	Published	EPC	18-Jan-2005	08-Apr-2005	Powerwave Technologies Inc.	Wideband Enhanced Digital Injection Predistortion System and Method
1022/PCT	ORD	PCT/US2005/001449	WO2005069897	Published	Patent Cooperation Treaty	18-Jan-2005	04-Aug-2005	Powerwave Technologies Inc.	Wideband Enhanced Digital Injection Predistortion System and Method
1023/	PCT	5723756.2	EP1723725	Published	EPC	24-Feb-2005	22-Nov-2006	Powerwave Technologies Inc.	Digital predistortion system and method for linearizing an RF power amplifier with nonlinear gain characteristics and memory ef
1023/	PCT	3646/CHENP/2006		Pending	India	24-Feb-2005		Powerwave Technologies Inc.	Digital predistortion system and method for linearizing an RF power amplifier with nonlinear gain characteristics and memory ef
1023/PCT	ORD	PCT/US2005/006020	WO2005086361	Published	Patent Cooperation Treaty	24-Feb-2005	15-Sep-2005	Powerwave Technologies Inc.	Digitial Predistortion System and Method for Linearizing an RF Power Amplifier with Nonlinear Gain Characteristics and Memory
1024/	PCT	2557334	CA2557334	Published	Canada	23-Feb-2005	06-Oct-2005	Powerwave Technologies Inc.	Digital predistortion system and method for high efficiency transmitters
1024/	PCT	5713947.9	EP1749359	Published	EPC	23-Feb-2005	10-Jun-2005	Powerwave Technologies Inc.	Digital predistortion system and method for high efficiency transmitters
1024/	PCT	3659/CHENP/2006		Pending	India	23-Feb-2005		Powerwave Technologies Inc.	Digital predistortion system and method for high efficiency transmitters
1024/PCT	ORD	PCT/US2005/005636	WO2005091865	Published	Patent Cooperation Treaty	23-Feb-2005	06-Oct-2005	Powerwave Technologies Inc.	Digital Predistortion System and Method for High Efficiency Transmitters
1030/DIV1	DIV	2.0061E+11	1874330	Published	PRC	19-Jun-2001	06-Dec-2006	Powerwave Technologies Inc.	System and method for peak power reduction in multiple carrier communications systems

WW_APPLICATIONS

Matter number	Case Type	Application Number	Publication Number	Application Status	Country Name	File Date	Publication Date	Owner	Title
1030/PCT	ORD	PCT/US01/19463	WO0182547	Published	Patent Cooperation Treaty	19-Jun-2001	01-Nov-2001	Powerwave Technologies Inc.	System and Method for Peak Power Reduction in Multiple Carrier Communications Systems
1032/EP	PCT	2744685.5	EP1405427	Published	EPC	28-Jun-2002	07-Apr-2004	Powerwave Technologies Inc.	System and Method for Post Filtering Peak Power Reduction in Communications Systems
1032/PCT	ORD	PCT/US02/20422	WO03005594	Published	Patent Cooperation Treaty	28-Jun-2002	16-Jan-2003	Powerwave Technologies Inc.	System and Method for Post Filtering Peak Power Reduction in Communications Systems
1033/CN	PCT	2814927	1640081	Published	PRC	30-Jul-2002	13-Jul-2005	Powerwave Technologies Inc.	System and Method for Post Filtering Peak Power Reduction in Communications Systems
1033/EP	PCT	2748266	EP1415448	Published	EPC	30-Jul-2002	06-May-2004	Powerwave Technologies Inc.	System and Method for Post Filtering Peak Power Reduction in Communications Systems
1033/PCT	ORD	PCT/US02/24041	WO03013081	Published	Patent Cooperation Treaty	30-Jul-2002	13-Feb-2003	Powerwave Technologies Inc.	System and Method for Post Filtering Peak Power Reduction in Communications Systems
1035/PCT	ORD	PCT/US2003/12259	WO03092153	Published	Patent Cooperation Treaty	22-Apr-2003	06-Nov-2003	Powerwave Technologies Inc.	Bias Circuit Topologies for Minimization of RF Amplifier Memory Effects

1036/CA	PCT	2476246	CA2476246	Published	Canada	12-Feb-2003	21-Aug-2003	Powerwave Technologies Inc.	Feed Forward RF Power Amplifier with High Efficiency Main Amplifier and Highly Linear Error Amplifier

1036/KR	PCT	10-2004-7012645	10-2004-0105719	Published	Korea, Republic of	12-Feb-2003	16-Dec-2004	Powerwave Technologies Inc.	Feed Forward RF Power Amplifier with High Efficiency Main Amplifier and Highly Linear Error Amplifier
1036/PCT	ORD	PCT/US2003/03948	WO03069773	Published	Patent Cooperation Treaty	12-Feb-2003	21-Aug-2003	Powerwave Technologies Inc.	Feed Forward RF Amplifier with High Efficiency Main Amplifier and Highly Linear Error Amplifier
1039/CA	PCT	2495528	CA2495528	Published	Canada	19-Aug-2003	04-Mar-2004	Powerwave Technologies Inc.	Enhanced Efficiency LDMOS Based Feed Forward Amplfier
1039/EP	PCT	3793135.9	EP1552602	Published	EPC	19-Aug-2003	13-Jul-2005	Powerwave Technologies Inc.	Enhanced Efficiency LDMOS Based Feed Forward Amplfier
1039/PCT	ORD	PCT/US2003/25978	WO2004019484	Published	Patent Cooperation Treaty	19-Aug-2003	04-Mar-2004	Powerwave Technologies Inc.	Enhanced Efficiency LDMOS Based Feed Forward Amplfier

1040/WO71	PCT	5760621.2	WO2006016964	Published	EPC	14-Jun-2005	16-Feb-2006	Powerwave Technologies Inc.	Digital Transmitter System Employing Self-Generating Predistortion Parameter Lists and Adaptive Controller

1040/KR	PCT	10-2005-7013576	10-2005-0094876	Published	Korea, Republic of	22-Jan-2004	28-Sep-2005	Powerwave Technologies Inc.	Combined Use of Self-Generating Alignment Lists and Adaptive Controllers to Align a Feed Forward System

1040/WO71	PCT	10-2007-7003366		Pending	Korea, Republic of	14-Jun-2005		Powerwave Technologies Inc.	Digital Transmitter System Employing Self-Generating Predistortion Parameter Lists and Adaptive Controller
1040/PCT1	ORD	PCT/US2004/01800	WO2004065996	Published	Patent Cooperation Treaty	22-Jan-2004	05-Aug-2004	Powerwave Technologies Inc.	Feed Forward Amplifier System Employing Self- Generating Alignment Lists and Adaptive Controller

1040/WO71	ORD	PCT/US2005/021025	WO2006016964	Published	Patent Cooperation Treaty	14-Jun-2005	16-Feb-2006	Powerwave Technologies Inc.	Digital Transmitter System Employing Self-Generating Predistortion Parameter Lists and Adaptive Controller
1041/PCT	PCT	2540127	CA2540127	Published	Canada	10-Sep-2004	14-Apr-2005	Powerwave Technologies Inc.	Method for Aligning Feed Forward Loops
1041/PCT	PCT	2.0048E+11	1886891	Published	PRC	10-Sep-2004	27-Dec-2006	Powerwave Technologies Inc.	Method for Aligning Feed Forward Loops
1041/PCT	ORD	PCT/US2004/029404	WO2005034338	Published	Patent Cooperation Treaty	10-Sep-2004	14-Apr-2005	Powerwave Technologies Inc.	Method for Aligning Feed Forward Loops

WW_APPLICATIONS

Matter number	Case Type	Application Number	Publication Number	Application Status	Country Name	File Date	Publication Date	Owner	Title
1043/EP	PCT	4759806.5	EP1614224	Published	EPC	07-Apr-2004	01-Jan-2006	Powerwave Technologies Inc.	Additive Digital Predistortion System Employing Parallel Path Coordinate Conversion
1043/PCT	ORD	PCT/US2004/10680	WO2004095715	Published	Patent Cooperation Treaty	07-Apr-2004	04-Nov-2004	Powerwave Technologies Inc.	Additive Digital Predistortion System Employing Parallel Path Coordinate Conversion
1045/PCT	ORD	PCT/US2003/039463	WO2004062091	Published	Patent Cooperation Treaty	11-Dec-2003	22-Jul-2004	Powerwave Technologies Inc.	Using Penalties and Floors for Control of Delay Mismatched Feed Forward Systems
1046/	PCT	2.0058E+11	101142459	Published	PRC	09-Mar-2005	12-Mar-2008	Powerwave Technologies Inc.	RF power amplifier assembly with heat pipe enhanced pallet
1046/	PCT	5728245.1	EP1736042	Published	EPC	09-Mar-2005	29-Sep-2005	Powerwave Technologies Inc.	RF power amplifier assembly with heat pipe enhanced pallet
1046/	PCT	10-2006-7021191		Pending	Korea, Republic of	12-Oct-2006		Powerwave Technologies Inc.	RF power amplifier assembly with heat pipe enhanced pallet
1046/WO	ORD	PCT/US2005/008071	WO2005089197	Published	Patent Cooperation Treaty	09-Mar-2005	04-Oct-2007	Powerwave Technologies Inc.	Heat Pipe Assisted Pallet
1052/PCT	ORD	PCT/IB2004/003790	WO2005050827	Published	Patent Cooperation Treaty	20-Nov-2004	13-Jul-2006	P-Wave Ltd.	Amplifier Linearization Using Nonlinear Predistortion
1053/PCT	PCT	2.0058E+11		Published	PRC	12-Oct-2005	17-Oct-2007	Powerwave Technologies Inc.	System and Method for Forward Path Gain Control in a Digital Predistortion Linearized Transmitter
1053/PCT	PCT	5812850.5	WO2006052377	Published	EPC	12-Oct-2005	18-May-2006	Powerwave Technologies Inc.	System and Method for Forward Path Gain Control in a Digital Predistortion Linearized Transmitter
1053/PCT	ORD	PCT/US2005/036735	WO2006/052377	Published	Patent Cooperation Treaty	12-Oct-2005	30-Nov-2006	Powerwave Technologies Inc.	System and Method for Forward Path Gain Control in a Digital Predistortion Linearized Transmitter
1058/PCT	ORD	PCT/US01/27713	WO0221887	Published	Patent Cooperation Treaty	07-Sep-2001	14-Mar-2002	Powerwave Technologies Inc.	Durable Laminated Electronics Assembly using Epoxy Preform (Paseo Nuevo Platform)
1059/EP	PCT	1913130.9	EP1281262	Published	EPC	28-Feb-2001	05-Feb-2003	Powerwave Technologies Inc.	System and Method for Peak Power Reduction in Spread Spectrum Communications Systems
1059/PCT	ORD	PCT/US01/06317	WO0182547	Published	Patent Cooperation Treaty	28-Feb-2001	01-Nov-2001	Powerwave Technologies Inc.	System and Method for Peak Power Reduction in Spread Spectrum Communications Systems
1063/PCT	PCT	6720451.1	EP1849207	Published	EPC	08-Feb-2006	31-Oct-2007	Powerwave Technologies Inc.	Dual Mode Ceramic Filter
1063/PCT	ORD	PCT/US2006/004338	WO2006/086414	Published	Patent Cooperation Treaty	08-Feb-2006	05-Jul-2007	Powerwave Technologies Inc.	Dual Mode Ceramic Filter
1067/CA	PCT	2505189	CA2505189	Published	Canada	20-Nov-2003	10-Jun-2004	Powerwave Technologies Inc.	Systems and Methods of Dynamic Bias Switching for Radio Frequency Power Amplifiers
1067/WO	ORD	PCT/US2003/37499	WO2004049559	Published	Patent Cooperation Treaty	20-Nov-2003	10-Jun-2004	Powerwave Technologies Inc.	Systems and Methods of Dynamic Bias Switching for Radio Frequency Power Amplifiers
1074/	PCT	4971/CHENP/2007		Pending	India	03-Apr-2006		Powerwave Technologies Inc.	System and Method for Using the Pilot Frequency from a Positive Feedback Pilot Generation and Detection Circuit to Improve Seco
1074/	ORD	PCT/US06/12202	WO2006/110360	Published	Patent Cooperation Treaty	03-Apr-2006	19-Oct-2006	Powerwave Technologies Inc.	System and Method for Using the Pilot Frequency from a Positive Feedback Pilot Generation and Detection Circuit to Improve Seco
1075/WO	ORD	PCT/US02/30636	WO03030354	Published	Patent Cooperation Treaty	27-Sep-2002	10-Apr-2003	Powerwave Technologies Inc.	Spurious Ratio Control Circuit for Use with Feed-Forward Linear Amplifiers
1082/PCT	PCT	6739069	EP1869762	Published	EPC	20-Mar-2006	26-Dec-2007	Powerwave Technologies Inc.	RF Power Amplifier System Employing An Analog Predistortion Module Using Zero Crossings
1082/PCT	PCT	4730/CHENP/2007		Pending	India	20-Mar-2006		Powerwave Technologies Inc.	RF Power Amplifier System Employing An Analog Predistortion Module Using Zero Crossings

WW_APPLICATIONS

Matter number	Case Type	Application Number	Publication Number	Application Status	Country Name	File Date	Publication Date	Owner	Title
1082/PCT	ORD	PCT/US06/10133	WO 2006/102278	Published	Patent Cooperation Treaty	20-Mar-2006	28-Sep-2006	Powerwave Technologies Inc.	RF Power Amplifier System Employing An Analog Predistortion Module Using Zero Crossings
1085/CA	ORD	2286542	CA2286542	Published	Canada	18-Oct-1999	19-Apr-2000	Powerwave Technologies Inc.	Amplification System Having Mask Detection
1086/CA	ORD	2286544	CA2286544	Published	Canada	18-Oct-1999	19-Apr-2000	Powerwave Technologies Inc.	Amplification System having Mask Detection and Bias Compensation
1096/PCT	ORD	PCT/US2006/13529	WO 2006/113234	Published	Patent Cooperation Treaty	12-Apr-2006	12-Apr-2007	Powerwave Technologies Inc.	Adaptive Predistortion Linearized Amplifier System Employing Selective Sampling
1098/PCT	PCT	6790120.7	EP1929846	Published	EPC	31-Aug-2006	08-Mar-2007	Powerwave Technologies Inc.	System and Method for Shielded Coaxial Cable Attachment
1098/	ORD	PCT/US2006/034022		Pending	India	01-Apr-2008		Powerwave Technologies Inc.	System and Method for Shielded Coaxial Cable Attachment
1098/PCT	ORD	PCT/US2006/034022	WO2007/027884	Published	Patent Cooperation Treaty	31-Aug-2006	08-Mar-2007	Powerwave Technologies Inc.	System and Method for Shielded Coaxial Cable Attachment
1100/PCT	PCT	6803510.4	EP1932308	Published	EPC	13-Sep-2006	29-Mar-2007	Powerwave Technologies Inc.	Amplifier System Employing Analog Polynomial Predistortion with Sub-Nyquist Digital Predistortion
1100/PCT	ORD	PCT/US2006/035663	WO 2007/035358	Published	Patent Cooperation Treaty	13-Sep-2006	29-Mar-2007	Powerwave Technologies Inc.	Amplifier System Employing Analog Polynomial Predistortion with Sub-Nyquist Digital Predistortion
1105/	PCT	6803235.8	EP1929804	Published	EPC	08-Sep-2006	15-Mar-2007	Powerwave Technologies Inc.	Distributed Antenna System Using Signal Precursors
1105/	ORD	1735/CHENP/2008		Pending	India	07-Apr-2008		Powerwave Technologies Inc.	Distributed Antenna System Using Signal Precursors
1105/	ORD	PCT/US2006/035108	WO2007/030739	Published	Patent Cooperation Treaty	08-Sep-2006	15-Mar-2007	Powerwave Technologies Inc.	Distributed Antenna System Using Signal Precursors
1106/PCT	ORD	PCT/US2003/07092	WO03075632	Published	Patent Cooperation Treaty	06-Mar-2003	18-Sep-2003	Powerwave Technologies Inc.	Rf amplifier system with interface to provide a computer readable spectral depiction of the rf output
1109/PCT	ORD	PCT/US06/48726	WO2007/073490	Published	Patent Cooperation Treaty	20-Dec-2006	28-Jun-2007	Powerwave Technologies Inc.	Crest Factor Reduction (CFR) for OFDM Using Selective Sub-Carrier Degradation

1111/PCT	ORD	PCT/US06/48259	WO2007/075579	Published	Patent Cooperation Treaty	18-Dec-2006	27-Sep-2007	Powerwave Technologies Inc.	Distributed Antenna System Employing Digital Forward Deployment Of Wireless Transmit/Receive Locations

1112/PCT	PRI	PCT/US01/04447	WO0159924	Published	Patent Cooperation Treaty	08-Feb-2001	16-Aug-2001	Powerwave Technologies Inc.	Power Booster Method and Apparatus For Improving The Performance of Radio Frequency Linear Power Amplifiers

1113/PCT	PRI	PCT/SE96/00627	WO9637009	Published	Patent Cooperation Treaty	14-May-1996	21-Nov-1996	ALLGON AB	An antenna device with two radiating elements having an adjustable phase difference between the radiating elements
1119/PCT	ORD	PCT/SE89/00705	WO90/06627	Published	Patent Cooperation Treaty	30-Nov-1989	14-Jun-1990	ALLGON AB	Method and a device pertaining to an electro-mechanically controlled resonance module

1132/PCT	ORD	PCT/SE95/01359	WO9616337	Published	Patent Cooperation Treaty	15-Nov-1995	30-May-1996	ALLGON AB	Measuring line for a coaxial conductor for determining energy throughflow and standing wave ratios
1135/PCT	PCT	JP19980514663T	JP2001508954T	Published	Japan	07-Aug-1997	03-Jul-2001	Powerwave Technologies Inc.	Adaptive digital predistortion linearization and feedforward correction of RF power amplifier
1135/PCT	ORD	PCT/US97/14003	WO9812800	Published	Patent Cooperation Treaty	07-Aug-1997	26-Mar-1998	Powerwave Technologies Inc.	Adaptive digital predistortion linearization and feedforward correction of RF power amplifier
1136/PCT	PRI	PCT/US98/12664	WO9858419	Published	Patent Cooperation Treaty	17-Jun-1998	23-Dec-1998	Powerwave Technologies Inc.	Temperature compensation structure for resonator cavity

WW_APPLICATIONS

Matter number	Case Type	Application Number	Publication Number	Application Status	Country Name	File Date	Publication Date	Owner	Title
1139/PCT	PRI	PCT/SE96/00678	WO9637922	Published	Patent Cooperation Treaty	24-May-1996	28-Nov-1996	ALLGON AB	Movable dielectric body for controlling propagation velocity in a feed line
1140/PCT	PCT	AU19960064744D	AU6474496	Published	Australia	12-Jul-1996	18-Feb-1997	ALLGON AB	Antenna amplifier
1140/PCT	PRI	PCT/SE96/00951	WO9704534	Published	Patent Cooperation Treaty	12-Jul-1996	06-Feb-1997	ALLGON AB	Antenna amplifier
1143/PCT	ORD	PCT/SE97/00916	WO9745969	Published	Patent Cooperation Treaty	28-May-1997	04-Dec-1997	ALLGON AB	Repeater with variable bandwidth
1145/ORD	ORD	98-709167		Pending	Korea, Republic of	13-Nov-1998		ALLGON AB	Flat antenna
1145/PCT	PRI	PCT/SE97/00776	WO9743799	Published	Patent Cooperation Treaty	12-May-1997	20-Nov-1997	ALLGON AB	Flat antenna
1146/PCT	PCT	PI9707916-2		Pending	Brazil	03-Sep-1998		ALLGON AB	Method and device for monitoring a mobile telephone repeater
1146/PCT	PRI	PCT/SE97/00277	WO9733381	Published	Patent Cooperation Treaty	19-Feb-1997	12-Sep-1997	ALLGON AB	Method and device for monitoring a mobile telephone repeater
1147/PCT	ORD	PCT/SE98/00071	WO9833234	Published	Patent Cooperation Treaty	16-Jan-1998	30-Jul-1998	ALLGON AB	Antenna element
1149/	ORD	PCT/US97/04079	WO9737427	Published	Patent Cooperation Treaty	14-Mar-1997	09-Oct-1997	Powerwave Technologies Inc.	Adaptive compensation of RF amplifier distortion by injecting predistortion signal derived from respectively different function
1151/PCT	ORD	PCT/SE98/02235	WO9931757	Published	Patent Cooperation Treaty	07-Dec-1998	24-Jun-1999	ALLGON AB	Dual band antenna
1152/ORD	ORD	PI9807165-3		Pending	Brazil	05-Aug-1999		ALLGON AB	Antenna operating with two isolated channels
1152/	PRI	PCT/SE98/00143	WO9834295	Published	Patent Cooperation Treaty	30-Jan-1998	06-Aug-1998	ALLGON AB	Antenna operating with two isolated channels
1153/	PRI	PCT/US99/01013	WO9938267	Published	Patent Cooperation Treaty	19-Jan-1999	29-Jul-1999	Powerwave Technologies Inc.	Circuit arrangement for reducing intermodulation in a bandpass filter system
1156/PCT	PRI	PCT/SE98/01353	WO9905754	Published	Patent Cooperation Treaty	08-Jul-1998	04-Feb-1999	ALLGON AB	Antenna device with improved channel isolation
1160/PCT	ORD	PCT/SE00/00481	WO0055939	Published	Patent Cooperation Treaty	10-Mar-2000	21-Sep-2000	ALLGON AB	Dual band antenna arrangement

1166/	PCT	2002-562824		Pending	Japan	26-Aug-2002		Powerwave Technologies Inc.	Spectral distortion monitor for controlling pre-distortion and feed-forward linearization of RF power amplifier
1167/	PCT	2352335	CA2352335	Published	Canada	24-Nov-1999	08-Jun-2000	ALLGON AB	Microstrip filter device
1167/	PRI	PCT/SE99/02181	WO0033413	Published	Patent Cooperation Treaty	24-Nov-1999	08-Jun-2000	ALLGON AB	Microstrip filter device
1168/	PCT	19990008402	BR9908402	Published	Brazil	01-Mar-1999	19-Dec-2000	ALLGON AB	Mounting bracket
1168/	PCT	19998002626	CN1289396	Published	PRC	01-Mar-1999	28-Mar-2001	ALLGON AB	Mounting bracket
1168/	ORD	PCT/SE99/00289	WO9945310	Published	Patent Cooperation Treaty	0l-Mar-1999	10-Sep-1999	ALLGON AB	Mounting bracket
1169/ORD	PCT	PI9906841-9	BR9906841	Published	Brazil	09-Jun-1999	04-Sep-2001	ALLGON AB	Dual band antenna
1169/	ORD	PCT/SE99/01010	WO0001032	Published	Patent Cooperation Treaty	09-Jun-1999	06-Jan-2000	ALLGON AB	Dual band antenna
1170/	ORD	PCT/EP98/05410	WO99/17394	Published	Patent Cooperation Treaty	26-Aug-1998	08-Apr-1999	ALLGON AB	Multi surface coupled coaxial resonator
1173/PCT	PRI	PCT/SE99/01368	WO0010220	Published	Patent Cooperation Treaty	12-Aug-1999	24-Feb-2000	ALLGON AB	Coaxial cavity resonator

WW_APPLICATIONS

Matter number	Case Type	Application Number	Publication Number	Application Status	Country Name	File Date	Publication Date	Owner	Title
1176/PCT	PRI	PCT/US00/01582	WO0044210	Published	Patent Cooperation Treaty	21-Jan-2000	27-Jul-2000	Powerwave Technologies Inc.	Multi-layer RF printed circuit architecture with low- inductance interconnection and low thermal resistance for wide-lead power
1177/PCT	ORD	PCT/SE99/01111	WO99/66585	Published	Patent Cooperation Treaty	18-Jun-1999	23-Dec-1999	ALLGON AB	Device for tuning of a dielectric resonator
1179/PCT	ORD	PCT/US01/16046	WO0191288	Published	Patent Cooperation Treaty	18-May-2001	29-Nov-2001	Powerwave Technologies Inc.	High linearity multicarrier RF amplifier
1180/CN	PRI	1811241	CN1436397	Published	PRC	06-Apr-2001	13-Aug-2003	Powerwave Technologies Inc.	Method and apparatus for optimum biasing of cascaded MOSFET radio-frequency devices
1180/DE	PRI	20011096108T		Pending	Germany	06-Apr-2001		Powerwave Technologies Inc.	Method and apparatus for optimum biasing of cascaded MOSFET radio-frequency devices
1180/PRI	PRI	10-2002-7013951		Pending	Korea, Republic of	17-Oct-2002		Powerwave Technologies Inc.	Method and apparatus for optimum biasing of cascaded MOSFET radio-frequency devices
1180/PCT	PRI	PCT/US01/11416	WO0182469	Published	Patent Cooperation Treaty	06-Apr-2001	01-Nov-2001	Powerwave Technologies Inc.	Method and apparatus for optimum biasing of cascaded MOSFET radio-frequency devices
1180/GB	PRI	20020025803	GB2377569	Published	United Kingdom.	06-Apr-2001	15-Jan-2003	Powerwave Technologies Inc.	Method and apparatus for optimum biasing of cascaded MOSFET radio-frequency devices
1188/	ORD	PCT/SE00/01621	WO0117058	Published	Patent Cooperation Treaty	23-Aug-2000	08-Mar-2001	ALLGON AB	Four port hybrid
1189/PCT	PRI	PCT/US02/18287	WO03001683	Published	Patent Cooperation Treaty	06-Jun-2002	03-Jan-2003	Powerwave Technologies Inc.	Dual-mode resonator
1193/PCT	ORD	PCT/SE00/00999	WO0077941	Published	Patent Cooperation Treaty	18-May-2000	21-Dec-2000	ALLGON AB	Method and apparatus for stability margin determination in a repeater
1194/PCT	PRI	PCT/SE01/01952	WO0235902	Published	Patent Cooperation Treaty	12-Sep-2001	02-May-2002	ALLGON AB	Shielded housing
1197/	PRI	PCT/SE01/02357	WO0243183	Published	Patent Cooperation Treaty	26-Oct-2001	30-May-2002	ALLGON AB	Microwave antenna with patch mounting device
1198/ORD	ORD	4102209.9		Pending	Hong Kong	24-Mar-2004		ALLGON AB	Four port hybrid microstrip circuit of Lange type
1199/	ORD	PCT/SE01/02490	WO0252722	Published	Patent Cooperation Treaty	09-Nov-2001	04-Jul-2002	ALLGON AB	Microwave amplifier with bypass segment
1200/	ORD	PCT/SE01/01951	WO0235651	Published	Patent Cooperation Treaty	12-Sep-2001	02-May-2002	ALLGON AB	Beam adjusting device
1202/PCT	ORD	US2007/04566	WO2007/098235	Published	Patent Cooperation Treaty	20-Feb-2007	30-Aug-2007	Powerwave Technologies Inc.	Optimally adaptive receiver
1203/	PCT			Published	India	02-Mar-2007		Powerwave Technologies Inc.	Broadband single vertical polarized base station antenna
1203/	ORD	PCT/US2007/005137	WO 2007/103072	Published	Patent Cooperation Treaty	02-Mar-2007	13-Sep-2007	Powerwave Technologies Inc.	Broadband single vertical polarized base station antenna
1204/ORD	ORD	1948184.5	EP1311770	Published	EPC	09-Jul-2001	21-May-2003	ALLGON AB	TUNING SCREW ASSEMBLY
1205/ORD	ORD	4102678.1		Pending	Hong Kong	15-Apr-2004		ALLGON AB	Method for tuning a radio filter and a system for tuning a radio filter
1205/PCT	PRI	PCT/SE01/02758	WO0249213	Published	Patent Cooperation Treaty	12-Dec-2001	20-Jun-2002	ALLGON AB	Method for tuning a radio filter and a system for tuning a radio filter
1206/ORD	EPC	2711605.2	EP1378025	Published	France	13-Feb-2002	07-Jan-2004	ALLGON AB	CIRCUIT BOARD CONNECTOR
1206/PCT	PRI	PCT/SE02/00244	WO02084808	Published	Patent Cooperation Treaty	13-Feb-2002	24-Oct-2002	ALLGON AB	CIRCUIT BOARD CONNECTOR
1207/	PCT	200680019455.1		Pending	PRC	31-May-2006		Powerwave Technologies Sweden AB	Improved AEDT

WW_APPLICATIONS

Matter number	Case Type	Application Number	Publication Number	Application Status	Country Name	File Date	Publication Date	Owner	Title
1207/	PCT	4388/KOLNP/2007		Pending	India	31-May-2006		Powerwave Technologies Sweden AB	Improved AEDT
1207/	ORD	PCT/SE2006/000641		Pending	Patent Cooperation Treaty	31-May-2006		Powerwave Technologies Sweden AB	Improved AEDT
1208/PCT	PCT	2.0058E+11	200580035615.7	Published	PRC	14-Oct-2005	06-Feb-2008	Powerwave Technologies Sweden AB	A DC-extracting arrangement
1208/PCT	PCT	5792467.2	WO2006043880	Published	EPC	14-Oct-2005	27-Apr-2006	Powerwave Technologies Sweden AB	A DC-extracting arrangement
1208/PCT	PCT	893/KOLNP/2007		Pending	India	14-Oct-2005		Powerwave Technologies Sweden AB	A DC-extracting arrangement
1208/PCT	PRI	PCT/SE2005/001538	WO2006043880	Published	Patent Cooperation Treaty	14-Oct-2005	27-Apr-2006	Powerwave Technologies Sweden AB	A DC-extracting arrangement
1209/PCT	PRI	PCT/DK2004/000296	WO2004097979	Published	Patent Cooperation Treaty	30-Apr-2004	11-Nov-2004	Powerwave Technologies Sweden AB	Microwave transmission unit including lightning protection
1211/PCT	PCT	1914/KOLNP/2007		Pending	India	15-Nov-2005		Powerwave Technologies Sweden AB	DUAL BAND ANTENNA
1211/PCT	ORD	PCT/SE2005/01535	WO2006059937	Published	Patent Cooperation Treaty	15-Nov-2005	08-Jun-2006	Powerwave Technologies Sweden AB	DUAL BAND ANTENNA
1213/PCT	PCT	5793310.3	EP1803185	Published	EPC	14-Oct-2005	04-Jul-2007	Powerwave Technologies Sweden AB	DC Extract filter device
1213/PCT	PCT	804/KOLNP/2007		Pending	India	14-Oct-2005		Powerwave Technologies Sweden AB	DC Extract filter device
1213/PCT	ORD	PCT/SE2005/01537	WO2006043879	Published	Patent Cooperation Treaty	14-Oct-2005	27-Apr-2006	Powerwave Technologies Sweden AB	DC Extract filter device
1214/	PCT	7808782.2	EP2062355	Published	EPC	31-Aug-2007	20-Mar-2008	Powerwave Technologies Sweden AB	Filter with external Coupling pin
1214/	ORD	PCT/SE2007/00759		Pending	Patent Cooperation Treaty	31-Aug-2007		Powerwave Technologies Sweden AB	Filter with external Coupling pin
1215/PCT	PCT	2.0068E+11		Pending	PRC	21-Jul-2006		Powerwave Technologies Sweden AB	INTERLEAVED MULTIPLE BAND ANTENNA
1215/PCT	PCT	6758086	WO2007/011295	Published	EPC	21-Jul-2006	25-Jan-2007	Powerwave Technologies Sweden AB	INTERLEAVED MULTIPLE BAND ANTENNA

WW_APPLICATIONS

Matter number	Case Type	Application Number	Publication Number	Application Status	Country Name	File Date	Publication Date	Owner	Title
1215/PCT	PCT	5001/KOLNP/2007		Pending	India	21-Jul-2006		Powerwave Technologies Sweden AB	INTERLEAVED MULTIPLE BAND ANTENNA
1215/PCT	ORD	PCT/SE2006/000904	WO2007/011295	Published	Patent Cooperation Treaty	21-Jul-2006	25-Jan-2007	Powerwave Technologies Sweden AB	INTERLEAVED MULTIPLE BAND ANTENNA
1215/ORD	ORD	0501723-1		Pending	Sweden	22-Jul-2005		Powerwave Technologies Sweden AB	INTERLEAVED MULTIPLE BAND ANTENNA
1216/	PCT	4393/KOLNP/2007		Pending	India	31-May-2006		Powerwave Technologies Sweden AB	Phase Shifter
1216/	ORD	PCT/SE2006/000640		Pending	Patent Cooperation Treaty	31-May-2006		Powerwave Technologies Sweden AB	Phase Shifter
1217/	ORD	9445011.1	EP2124300	Published	EPC	15-May-2009	25-Nov-2009	Powerwave Technologies Sweden AB	Lighting Protection
1217/	PRI	0801210-6		Pending	Sweden	23-May-2008		Powerwave Technologies Sweden AB	Lighting Protection
1218/PCT	PCT	6812946.9	EP1943728	Published	EPC	30-Oct-2006	16-Jul-2008	Powerwave Technologies Sweden AB	General LNA
1218/PCT	PCT	820/KOLNP/2008		Pending	India	30-Oct-2006		Powerwave Technologies Sweden AB	General LNA
1218/PCT	ORD	PCT/SE2006/001221	WO 2007/053077	Published	Patent Cooperation Treaty	30-Oct-2006	10-May-2007	Powerwave Technologies Sweden AB	General LNA
1221/	PRI	PCT/SE01/01768	WO0215439	Published	Patent Cooperation Treaty	17-Aug-2001	21-Feb-2002	ALLGON AB	Communication system with fiber optical link
1224/PCT	PRI	PCT/SE01/02888	WO02052673	Published	Patent Cooperation Treaty	21-Dec-2001	04-Jul-2002	ALLGON AB	Method for tuning a radio filter and a system for tuning a radio filter
1226/PCT	PCT	5804663.2	EP1815556	Published	EPC	25-Nov-2005	08-Aug-2007	Powerwave Technologies Sweden AB	Antenna control system
1226/PCT	PCT	1323/KOLNP/2007		Pending	India	25-Nov-2005		Powerwave Technologies Sweden AB	Antenna control system
1226/PCT	ORD	PCT/SE2005/01777	WO2006057613	Published	Patent Cooperation Treaty	25-Nov-2005	01-Jun-2006	Powerwave Technologies Sweden AB	Antenna control system
1227/PCT	PCT	2.0058E+11	CN101057368	Published	PRC	25-Nov-2005	17-Oct-2007	Powerwave Technologies Sweden AB	Antenna control system
1227/PCT	EPP	5804666.5	EP1815557	Published	France	25-Nov-2005	08-Aug-2007	Powerwave Technologies Sweden AB	Antenna control system

WW_APPLICATIONS

Matter number	Case Type	Application Number	Publication Number	Application Status	Country Name	File Date	Publication Date	Owner	Title
1227/PCT	EPP	5804666.5	EP1815557	Published	Germany	25-Nov-2005	08-Aug-2007	Powerwave Technologies Sweden AB	Antenna control system
1227/PCT	PCT	1324/KOLNP/2007		Pending	India	25-Nov-2005		Powerwave Technologies Sweden AB	Antenna control system
1227/PCT	ORD	PCT/SE05/001776	WO2006057612	Published	Patent Cooperation Treaty	25-Nov-2005	01-Jun-2006	Powerwave Technologies Sweden AB	Antenna control system
1227/PCT	EPP	5804666.5	EP1815557	Published	United Kingdom	25-Nov-2005	08-Aug-2007	Powerwave Technologies Sweden AB	Antenna control system
1228/PCT	PCT	2.0058E+11	CN1947303A	Published	PRC	03-May-2005	11-Apr-2007	Powerwave Technologies Sweden AB	Aperture antenna element
1228/PCT	PCT	5749908.9	EP1743397	Published	EPC	03-May-2005	11-Oct-2005	Powerwave Technologies Sweden AB	Aperture antenna element
1228/PCT	PCT	2657/KOLNP/2006		Pending	India	03-May-2005		Powerwave Technologies Sweden AB	Aperture antenna element
1228/PCT	PCT	2006-7022846		Pending	Korea, Republic of	03-May-2005		Powerwave Technologies Sweden AB	Aperture antenna element
1228/PCT	ORD	PCT/SE05/000643	WO2005107008	Published	Patent Cooperation Treaty	03-May-2005	10-Nov-2005	Powerwave Technologies Sweden AB	Aperture antenna element
1230/PCT	PCT	2.0058E+11	CN1985404	Published	PRC	25-Jul-2005	20-Jun-2007	Powerwave Technologies Sweden AB	Reflector assembly
1230/PCT	PCT	7598/DELNP/2006	7598/DELNP/2006	Published	India	25-Jul-2005	22-Jun-2007	Powerwave Technologies Sweden AB	Reflector assembly
1230/PCT	ORD	PCT/SE2005/01178	WO2006011844	Published	Patent Cooperation Treaty	25-Jul-2005	02-Feb-2006	Powerwave Technologies Sweden AB	Reflector assembly
1231/	ORD	PCT/SE2007/000507	WO2007/139467	Published	Patent Cooperation Treaty	25-May-2007	06-Dec-2007	Powerwave Technologies Sweden AB	Down Tilt Control Unit
1232/	PCT	7808783	EP2062366	Published	EPC	31-Aug-2007	27-May-2009	Powerwave Technologies Sweden AB	Antenna Filter Combination
1232/	ORD	PCT/SE2007/000760	WO2008/033068	Published	Patent Cooperation Treaty	31-Aug-2007	20-Mar-2008	Powerwave Technologies Sweden AB	Antenna Filter Combination
1233/	ORD	PCT/US07/05480	WO2007/106337	Published	Patent Cooperation Treaty	02-Mar-2007	24-Apr-2008	Powerwave Technologies Inc.	Enhanced Efficiency Feed Forward Power Amplifier with Delay Mismatched Error Cancellation Loop
1234/	PCT	7754157.1	EP2005522	Published	EPC	29-Mar-2007	08-Nov-2007	Powerwave Technologies Inc.	Broadband Dual Polarized Base Station Antenna

WW_APPLICATIONS

Matter number	Case Type	Application Number	Publication Number	Application Status	Country Name	File Date	Publication Date	Owner	Title
1234/	PCT	5874/CHENP/2008		Pending	India	29-Mar-2007		Powerwave Technologies Inc.	Broadband Dual Polarized Base Station Antenna
1234/	ORD	PCT/US07/07593	WO 2007/126831	Published	Patent Cooperation Treaty	29-Mar-2007	08-Nov-2007	Powerwave Technologies Inc.	Broadband Dual Polarized Base Station Antenna
1235/	PRI	GR20050100576		Pending	Greece	22-Nov-2005		Powerwave Technologies Sweden AB	Smart Pole
1235/	PCT	1650/KOLNP/2008		Pending	India	16-Nov-2006		Powerwave Technologies Sweden AB	Smart Pole
1235/	ORD	PCT/TB2006/003235	WO2007/060513	Published	Patent Cooperation Treaty	16-Nov-2006	31-May-2007	Powerwave Technologies Sweden AB	Smart Pole
1237/PCT	ORD	PCT/US03/22640	WO2004016057	Published	Patent Cooperation Treaty	18-Jul-2003	19-Feb-2004	Powerwave Technologies Inc.	INSTALLATION SITES FOR HOUSING ELECTRONIC EQUIPMENT

1242/	PCT	7775931.4	EP2011246	Published	EPC	20-Apr-2007	01-Nov-2007	Powerwave Technologies Inc.	System and Method for Estimation and Compensation of Radiated Feedback Coupling in a High Gain Repeater

1242/	ORD	PCT/US2007/09744	WO2007/124103	Published	Patent Cooperation Treaty	20-Apr-2007	01-Nov-2007	Powerwave Technologies Inc.	System and Method for Estimation and Compensation of Radiated Feedback Coupling in a High Gain Repeater
1243/	PCT	7748161.2	EP2022139	Published	EPC	22-May-2007	11-Feb-2009	Powerwave Technologies Sweden AB	Dual band antenna arrangement
1243/	ORD	PCT/SE2007/000497	WO2007/136333	Published	Patent Cooperation Treaty	22-May-2007	29-Nov-2007	Powerwave Technologies Sweden AB	Dual band antenna arrangement
1244/	PCT	7809421.6	EP2033262	Published	EPC	07-Jun-2007	21-Dec-2007	Powerwave Technologies Inc.	Smart antenna array over fiber
1244/	ORD	PCT/US2007/013597	WO 2007/146175	Published	Patent Cooperation Treaty	07-Jun-2007	15-May-2008	Powerwave Technologies Inc.	Smart antenna array over fiber
1245/	ORD	PCT/US01/51250	WO0249102	Published	Patent Cooperation Treaty	29-Oct-2001	20-Jun-2002	Powerwave Technologies Inc.	Support and cooling architecture for RF printed circuit boards having multi-pin square post type connectors for RF connectivity
1251/ORD	ORD	7794123.5	EP2054986	Published	EPC	22-Aug-2007	06-May-2009	Powerwave Technologies Sweden AB	Active Lighting Protection
1251/	ORD	PCT/SE2007/000739		Pending	Patent Cooperation Treaty	27-Aug-2007		Powerwave Technologies Sweden AB	Active lighting Protection
1252/	ORD	7808837.4	EP2064773	Published	EPC	16-Mar-2008	03-Jun-2009	Powerwave Technologies Sweden AB	Method of manufacturing a traverse electric magnetic (TEM) mode transmission line and such transmission line
1252/PCT	ORD	PCT/SE2007/000834	WO2008036029	Published	Patent Cooperation Treaty	24-Sep-2007	27-Mar-2008	Powerwave Technologies Sweden AB	Method of manufacturing a traverse electric magnetic (TEM) mode transmission line and such transmission line
1252/	PRI	0601971-5		Pending	Sweden	22-Sep-2006		Powerwave Technologies Sweden AB	Method of manufacturing a traverse electric magnetic (TEM) mode transmission line and such transmission line

WW_APPLICATIONS

Matter number	Case Type	Application Number	Publication Number	Application Status	Country Name	File Date	Publication Date	Owner	Title
1253/	ORD	PCT/US07/19438		Pending	Patent Cooperation Treaty	06-Sep-2007		Powerwave Technologies Inc.	Modular Pallet
1255/PCT	ORD	PCT/US2007/023807	WO2008060527	Published	Patent Cooperation Treaty	14-Nov-2007	22-May-2008	Powerwave Technologies Inc.	Stability recovery for an on-frequency RF repeater with adaptive echo cancellation
1256/PCT	PCT	7808808.5	EP2062330	Published	EPC	12-Sep-2007	27-May-2009	Powerwave Technologies Sweden AB	Communication solution for antennas
1256/PCT	PCT	553/KOLMP/2009		Pending	India	12-Sep-2007		Powerwave Technologies Sweden AB	Communication solution for antennas
1256/PCT	ORD	PCT/SE2007/000795	WO 2008/033076	Published	Patent Cooperation Treaty	12-Sep-2007	20-Mar-2008	Powerwave Technologies Sweden AB	Communication solution for antennas
1258/	PCT	18021146.1	CN1483242	Published	PRC	22-Dec-2001	17-Mar-2004	Powerwave Technologies Inc.	Feed forward amplifier loop control utilizing IF signal processing
1258/	ORD	PCT/US01/50560	WO02052718	Published	Patent Cooperation Treaty	22-Dec-2001	04-Jul-2002	Powerwave Technologies Inc.	Feed forward amplifier loop control utilizing IF signal processing
1259/	PCT	7867699.6	EP2103002	Published	EPC	11-Dec-2007	23-Sep-2009	Powerwave Technologies Inc.	Time division duplex forward-to-reverse transition signal generator
1259/	ORD	PCT/US2007/025270		Pending	Patent Cooperation Treaty	11-Dec-2007		Powerwave Technologies Inc.	Time division duplex forward-to-reverse transition signal generator
1260/	ORD	7023027.1	EP1992598	Published	EPC	28-Nov-2007	19-Nov-2008	Powerwave Technologies Inc.	MICROWAVE DIELECTRIC CERAMIC
1260/	ORD	02823/CHE2007		Pending	India	30-Nov-2007		Powerwave Technologies Inc.	MICROWAVE DIELECTRIC CERAMIC
1260/	ORD	PCT/GB2008/000023	WO2008/084199	Published	Patent Cooperation Treaty	07-Jan-2008	17-Jul-2008	Powerwave Technologies Inc.	MICROWAVE DIELECTRIC CERAMIC
1260/	PRI	GB0700265.2		Pending	United Kingdom	18-Jan-2007		Powerwave Technologies Inc.	MICROWAVE DIELECTRIC CERAMIC
-233387	PRI	GB0519804.9		Pending	United Kingdom	29-Sep-2005		Powerwave Technologies Inc.	Microwave dielectric ceramic
-233356	PRI	GB0518736.4		Pending	United Kingdom	15-Sep-2005		Powerwave Technologies Inc.	Microwave dielectric ceramic
-233328	PRI	GB0516421.5		Pending	United Kingdom	10-Aug-2005		Powerwave Technologies Inc.	Microwave dielectric ceramic
1262/	PCT	8713113.2	EP2122904	Published	EPC	11-Jan-2008	25-Nov-2009	Powerwave Technologies Inc.	An improved digital radio head system and method
1262/	ORD	PCT/US2008/000431	WO2008/088762	Published	Patent Cooperation Treaty	11-Jan-2008	24-Jul-2008	Powerwave Technologies Inc.	An improved digital radio head system and method
1264/	PCT	8713187.6	EP2119028	Published	EPC	22-Jan-2008	18-Nov-2009	Powerwave Technologies Inc.	Adaptive Echo Cancellation For An On-Frequency RF Repeater Using A Weighted Power Spectrum
1264/	ORD	PCT/US2008/000738		Pending	Patent Cooperation Treaty	22-Jan-2008		Powerwave Technologies Inc.	Adaptive Echo Cancellation For An On-Frequency RF Repeater Using A Weighted Power Spectrum
1266/PR1	PRI	408192.3		Pending	United Kingdom	13-Apr-2004		Powerwave Technologies Inc.	Microwave Dielectric Ceramic
1266/PR2	PRI	501259		Pending	United Kingdom	21-Jan-2005		Powerwave Technologies Inc.	Microwave Dielectric Ceramic
1268/	PCT	8726390.1	EP2135323	Published	EPC	04-Mar-2008	12-Sep-2008	Powerwave Technologies Inc.	Single Pole Vertically Polarized Variable Azimuth Beam Width Antenna for Wireless Network

WW_APPLICATIONS

Matter number	Case Type	Application Number	Publication Number	Application Status	Country Name	File Date	Publication Date	Owner	Title
1268/	ORD	PCT/US2008/02845	WO2008/109067	Published	Patent Cooperation Treaty	04-Mar-2008	12-Sep-2008	Powerwave Technologies Inc.	Single Pole Vertically Polarized Variable Azimuth Beam Width Antenna for Wireless Network
1277/	ORD	PCT/US2008/004332	WO2008/124027	Published	Patent Cooperation Treaty	03-Apr-2008	16-Oct-2008	Powerwave Technologies Inc.	Dual Stagger Offset-able Azimuth Beam Width Controlled Antenna for Wireless Network
1278/	ORD	PCT/US2008/03176		Pending	Patent Cooperation Treaty	07-Mar-2008		Powerwave Technologies Inc.	Dual staggered vertically polarized variable azimuth beam width antenna for wireless network
1279/PCT	PCT	8768385	WO2008156633	Published	EPC	11-Jun-2008	24-Dec-2008	Powerwave Technologies Inc.	Triple Stagger Offsettable Azimuth Beam Width Controlled Antenna for Wireless Network
1279/PCT	ORD	PCT/US2008/007333	WO 2008/156633	Published	Patent Cooperation Treaty	11-Jun-2008	24-Dec-2008	Powerwave Technologies Inc.	Triple Stagger Offsettable Azimuth Beam Width Controlled Antenna for Wireless Network
1282/PCT	PCT	8767833	EP2158711	Published	EPC	20-May-2008	04-Dec-2008	Powerwave Technologies Inc.	ON FREQUENCY REPEATER WITH AGC STABILITY DETERMIANTION
1282/PCT	ORD	PCT/US2008/06473	WO 2008/147506	Published	Patent Cooperation Treaty	20-May-2008	04-Dec-2008	Powerwave Technologies Inc.	ON FREQUENCY REPEATER WITH AGC STABILITY DETERMIANTION
1283/	PCT	8767748	EP2158639	Published	EPC	16-May-2008	27-Nov-2008	Powerwave Technologies Inc.	Remote Antenna Positioning Data Acquisition
1283/	ORD	PCT/US2008/006284	WO2008/143971	Published	Patent Cooperation Treaty	16-May-2008	27-Nov-2008	Powerwave Technologies Inc.	Remote Antenna Positioning Data Acquisition
1287/	ORD	PCT/US2008/010851	WO 2009/038739	Published	Patent Cooperation Treaty	18-Sep-2008	26-Mar-2009	Powerwave Technologies Inc.	Broadband coplanar antenna element
1291/	ORD	8853735.2	EP2232632	Published	EPC	25-Nov-2008	29-Sep-2010	Powerwave Technologies Inc.	Linear Array with Azimuth Beam Augmentation by Axial Rotation
1291/	ORD	PCT/US2008/084764	WO2009/070626	Published	Patent Cooperation Treaty	25-Nov-2008	14-Jan-2010	Powerwave Technologies Inc.	Linear Array with Azimuth Beam Augmentation by Axial Rotation
1293/	PCT	8847232.9	EP2218119	Published	EPC	06-Nov-2008	18-Aug-2010	Powerwave Technologies Inc.	Variable Stagger Reflector for Azimuth Beam Width Controlled Antenna
1293/	ORD	PCT/US2008/082697	WO2009061966	Published	Patent Cooperation Treaty	06-Nov-2008	14-May-2009	Powerwave Technologies Inc.	Variable Stagger Reflector for Azimuth Beam Width Controlled Antenna
1295/	PCT	8854666.8	EP2232633	Published	EPC	25-Nov-2008	29-Sep-2010	Powerwave Technologies Inc.	Single Drive Variable Azimuth and Beam Tilt Antenna for Wireless Network
1295/PCT	ORD	PCT/US2008/084760	WO2009070623	Published	Patent Cooperation Treaty	16-Dec-2008	04-Jun-2009	Powerwave Technologies Inc.	Single Drive Variable Azimuth and Beam Tilt Antenna for Wireless Network
1303/	ORD			Pending	Sweden	18-Jan-2008		Powerwave Technologies Inc.	Antenna arrangement with interleaved antenna elements
1306/	PCT	9715016.3	EP2248223	Published	EPC	14-Jan-2009	10-Nov-2010	Powerwave Technologies Sweden AB	Improved Antenna Isolation II
1306/	ORD	PCT/SE2009/000009	WO2009108097	Published	Patent Cooperation Treaty	14-Jan-2009	03-Sep-2009	Powerwave Technologies Sweden AB	Improved Antenna Isolation II
1307/	ORD	PCT/FI88/00163	WO 89/05046	Published	Patent Cooperation Treaty	07-Oct-1988	01-Jun-1989	LK PRODUCTS OY (FI)	A TRANSMISSION LINE RESONATOR
1316/	ORD	3396067.5	EP1381162	Published	EPC	07-Dec-2002	14-Jan-2004	LK PRODUCTS OY (FI)	Bypass arrangement for low-noise amplifier
1317/	PCT	2004PI06416	BR0406416	Published	Brazil	17-Mar-2004	04-Oct-2005	LK PRODUCTS OY (FI)	Resonator filter
1317/	PCT	2.0048E+11	CN1717838	Published	PRC	17-Mar-2004	04-Jan-2006	LK PRODUCTS OY (FI)	Resonator filter

WW_APPLICATIONS

Matter number	Case Type	Application Number	Publication Number	Application Status	Country Name	File Date	Publication Date	Owner	Title
1317/	PCT	1896/DELNP/2005		Pending	India	17-Mar-2004		LK PRODUCTS OY (FI)	Resonator filter
1317/	ORD	PCT/FI2004/000152	WO2004084340	Published	Patent Cooperation Treaty	17-Mar-2004	30-Sep-2004	LK PRODUCTS OY (FI)	Resonator filter
1318/	PRI	20040450	FI20040450	Published	Finland	25-Mar-2004	26-Sep-2005	LK PRODUCTS OY (FI)	Directional coupler
1318/	ORD	WO2005FI50066	WO2005093896	Published	Patent Cooperation Treaty	07-Mar-2005	06-Oct-2005	LK PRODUCTS OY (FI)	Directional coupler
1319/	PCT	PI0504770-6	PI0504770-6	Published	Brazil	03-Mar-2005	24-Oct-2006	LK PRODUCTS OY (FI)	Arrangement for dividing a filter output signal
1319/	PCT	20058000284	CN1774832	Published	PRC	03-Mar-2005	17-May-2006	LK PRODUCTS OY (FI)	Arrangement for dividing a filter output signal
1319/	ORD	PCT/FI2005/050060	WO2005/091426	Published	Patent Cooperation Treaty	03-Mar-2005	29-Sep-2005	LK PRODUCTS OY (FI)	Arrangement for dividing a filter output signal
1320/	PCT	PI0508116-5	PI0508116	Published	Brazil	04-Mar-2005	17-Jul-2007	LK PRODUCTS OY (FI)	Input arrangement for a low-noise amplifier pair
1320/	PCT	2.0058E+11	CN1938898	Published	PRC	04-Mar-2005	28-Mar-2007	LK PRODUCTS OY (FI)	Input arrangement for a low-noise amplifier pair
1320/	PCT	5717316.3	EP1728295	Published	EPC	04-Mar-2005	12-Jun-2006	LK PRODUCTS OY (FI)	Input arrangement for a low-noise amplifier pair
1320/	PRI	20040433	FI20040433	Published	Finland	22-Mar-2004	23-Sep-2005	LK PRODUCTS OY (FI)	Input arrangement for a low-noise amplifier pair
1320/	PCT	5481/DELNP/2006		Pending	India	04-Mar-2005		LK PRODUCTS OY (FI)	Input arrangement for a low-noise amplifier pair
1320/	ORD	PCT/FI2005/050062	WO2005091428	Published	Patent Cooperation Treaty	04-Mar-2005	29-Sep-2005	LK PRODUCTS OY (FI)	Input arrangement for a low-noise amplifier pair
1321/	PCT	PI0509428-3	PI0509428-3	Published	Brazil	29-Apr-2005	04-Sep-2007	LK PRODUCTS OY (FI)	Bandstop filter
1321/	PCT	2.0058E+11	CN1950971	Published	PRC	29-Apr-2005	18-Apr-2007	LK PRODUCTS OY (FI)	Bandstop filter
1321/	PCT	5738049.5	EP1756907	Published	EPC	29-Apr-2005	17-Nov-2005	LK PRODUCTS OY (FI)	Bandstop filter
1321/	PRI	20040672	FI20040672	Published	Finland	12-May-2004	13-Nov-2005	LK PRODUCTS OY (FI)	Bandstop filter
1321/	PCT	6442/DELNP/2006		Pending	India	29-Apr-2005		LK PRODUCTS OY (FI)	Bandstop filter
1321/	ORD	PCT/FI2005/050140	WO2005109565	Published	Patent Cooperation Treaty	29-Apr-2005	17-Nov-2005	LK PRODUCTS OY (FI)	Bandstop filter
1322/	PCT	PI0504405-7	PI0504405-7	Published	Brazil	18-May-2005	24-Oct-2006	LK PRODUCTS OY (FI)	Adjustable resonator filter
1322/	PRI	20040786	FI20040786	Published	Finland	08-Jun-2004	09-Dec-2005	LK PRODUCTS OY (FI)	Adjustable resonator filter
1322/	ORD	PCT/FI2005/050170	WO2005122323	Published	Patent Cooperation Treaty	18-May-2005	22-Dec-2005	LK PRODUCTS OY (FI)	Adjustable resonator filter
1323/	PCT	PI0517114-8	BRPI0517114	Published	Brazil	07-Nov-2005	30-Sep-2008	LK PRODUCTS OY (FI)	Filtering arrangement of antenna end
1323/	PCT	200580041668.x	CN101076948	Published	PRC	07-Nov-2005	21-Nov-2007	LK PRODUCTS OY (FI)	Filtering arrangement of antenna end

WW_APPLICATIONS

Matter number	Case Type	Application Number	Publication Number	Application Status	Country Name	File Date	Publication Date	Owner	Title
1323/	PCT	5803809.2	EP1817846	Published	EPC	07-Nov-2005	15-Aug-2007	LK PRODUCTS OY (FI)	Filtering arrangement of antenna end
1323/	PCT	3772/DELNP/2007		Pending	India	07-Nov-2005		LK PRODUCTS OY (FI)	Filtering arrangement of antenna end
1323/	ORD	PCT/FI2005/050400	WO2006058964	Published	Patent Cooperation Treaty	07-Nov-2005	08-Jun-2006	LK PRODUCTS OY (FI)	Filtering arrangement of antenna end
1325/	PCT	18070079280		Pending	Brazil	18-May-2006		LK PRODUCTS OY (FI)	Arrangement for steering radiation lobe of antenna
1325/	PCT	2.0068E+11	CN101189758	Published	PRC	18-May-2006	28-May-2008	LK PRODUCTS OY (FI)	Arrangement for steering radiation lobe of antenna
1325/	PRI	20055285	FI20055285	Published	Finland	03-Jun-2005	04-Dec-2006	LK PRODUCTS OY (FI)	Arrangement for steering radiation lobe of antenna
1325/	PCT	II/DELNP/2008		Pending	India	18-May-2006		LK PRODUCTS OY (FI)	Arrangement for steering radiation lobe of antenna
1325/	ORD	PCT/FI2006/050199	WO2006128962	Published	Patent Cooperation Treaty	18-May-2006	07-Dec-2006	LK PRODUCTS OY (FI)	Arrangement for steering radiation lobe of antenna
1326/	PCT	18070079831		Pending	Brazil	22-May-2006		LK PRODUCTS OY (FI)	By-pass arrangement of a low noise amplifier
1326/	PCT	2.0068E+11	CN101194431	Published	PRC	22-May-2006	04-Jun-2008	LK PRODUCTS OY (FI)	By-pass arrangement of a low noise amplifier
1326/	PCT	6725961.4	EP1889373	Published	EPC	22-May-2006	14-Dec-2006	LK PRODUCTS OY (FI)	By-pass arrangement of a low noise amplifier
1326/	PCT	9277/DELNP/2007		Pending	India	22-May-2006		LK PRODUCTS OY (FI)	By-pass arrangement of a low noise amplifier
1326/	ORD	PCT/FI2006/050204	WO2006131595	Published	Patent Cooperation Treaty	22-May-2006	14-Dec-2006	LK PRODUCTS OY (FI)	By-pass arrangement of a low noise amplifier
1327/	PRI	20055511	FI20055511	Published	Finland	27-Sep-2005	28-Mar-2007	LK PRODUCTS OY (FI)	TRANSMISSION LINE STRUCTURE
1327/	ORD	PCT/FI2006/050411	WO2007036607	Published	Patent Cooperation Treaty	26-Sep-2006	05-Apr-2007	LK PRODUCTS OY (FI)	TRANSMISSION LINE STRUCTURE

1328/	PRI	20055597	FI20055597	Published	Finland	09-Nov-2005	10-May-2007	LK PRODUCTS OY (FI)	Arbitrary-length linear movement sliding-dielectric (loaded line) phase shifter system for beam-tilt antenna array
1332/	PCT	18080051244		Pending	Brazil	14-Feb-2007		LK PRODUCTS OY (FI)	MCoulpler and tuning method for the directivity
1332/	PCT	2.0078E+11		Pending	PRC	14-Feb-2007		LK PRODUCTS OY (FI)	MCoulpler and tuning method for the directivity
1332/	PRI	20065144	FI20065144	Published	Finland	28-Feb-2006	29-Aug-2007	LK PRODUCTS OY (FI)	Directional Coulpler
1332/	PCT			Published	India	14-Feb-2007		LK PRODUCTS OY (FI)	MCoulpler and tuning method for the directivity
1332/	ORD	PCT/FI2007/050079	WO2007099202	Published	Patent Cooperation Treaty	14-Feb-2007	07-Sep-2007	LK PRODUCTS OY (FI)	MCoulpler and tuning method for the directivity
1333/	PCT	PI0621217-4		Pending	Brazil	12-Jun-2006		LK PRODUCTS OY (FI)	A new antenna structure and a method for its manufacture
1333/	PCT			Published	PRC	12-Jun-2006		LK PRODUCTS OY (FI)	A new antenna structure and a method for its manufacture
1333/	PCT	6764415.3	FI20060000211	Published	EPC	12-Jun-2006	03-Feb-2006	LK PRODUCTS OY (FI)	A new antenna structure and a method for its manufacture

WW_APPLICATIONS

Matter number	Case Type	Application Number	Publication Number	Application Status	Country Name	File Date	Publication Date	Owner	Title
1333/	PRI	20060211	FI20060211	Published	Finland	02-Mar-2006	03-Sep-2007	LK PRODUCTS OY (FI)	A new antenna structure and a method for its manufacture

1333/	PCT	7460/DELNP/2008		Pending	India	12-Jun-2006			A new antenna structure and a method for its manufacture
1333/	ORD	PCT/FI2006/000189	WO2007099194	Published	Patent Cooperation Treaty	12-Jun-2006	07-Sep-2007	LK PRODUCTS OY (FI)	A new antenna structure and a method for its manufacture
1334/	PCT	2.0078E+11	101443951	Published	PRC	23-Apr-2007	27-May-2009	POWERWAVE COMTEK OY	DIRECTIONAL COUPLER
1334/	PCT	7730703.1	EP2022130	Published	EPC	23-Apr-2007	11-Feb-2009	POWERWAVE COMTEK OY	DIRECTIONAL COUPLER
1334/	PRI	20065317	FI20065317	Published	Finland	12-May-2006	13-Nov-2007	LK PRODUCTS OY (FI)	DIRECTIONAL COUPLER (Suuntakytkin ripustetulla liuskajohtimella)
1334/	ORD	PCT/FI2007/050216	WO2007132061	Published	Patent Cooperation Treaty	23-Apr-2007	22-Nov-2007	LK PRODUCTS OY (FI)	DIRECTIONAL COUPLER
1336/	PCT	2.0078E+11	101438457	Published	PRC	17-Apr-2007	20-May-2009	POWERWAVE COMTEK OY	Piezoelectric element for resonator tuning
1336/	ORD	PCT/FI2007/050198	WO2007125161	Published	Patent Cooperation Treaty	17-Apr-2007	08-Nov-2007	LK PRODUCTS OY (FI)	Piezoelectric element for resonator tuning
1338/	ORD	9445008.7	EP2105988	Published	EPC	18-Mar-2009	30-Sep-2009	Powerwave Technologies Sweden AB	Transmission line and a method production of a transmission line
1341/	ORD	9445009.5	EP2109183	Published	EPC	27-Mar-2009	14-Oct-2009	Powerwave Technologies Sweden AB	Improved Antenna Isolation I
1345/	PCT	9819998.7		Pending	EPC	09-Oct-2009		Powerwave Technologies Inc.	Crest Factor Reduction (CFR) For Downlink LTE by Transmitting Phase Shifted Resource Blocks
1345/	ORD	PCT/US2009/060264	WO2010042885	Published	Patent Cooperation Treaty	09-Oct-2009	15-Apr-2010	Powerwave Technologies Inc.	Crest Factor Reduction (CFR) For Downlink LTE by Transmitting Phase Shifted Resource Blocks
1351/	DES	95-0478		Pending	Sweden	07-Mar-1995		Powerwave Technologies Inc.	Antenna Device
1352/	DES	98-1464		Pending	Sweden	22-Jul-1998		Powerwave Technologies Inc.	Enclosure for active electronics circuits
1353/	DES	98-1464		Pending	Sweden	22-Jul-1998		Powerwave Technologies Inc.	Enclosure for active electronic circuits with an outer cover

1356/	PCT	PI1009687-6		Pending	Brazil	06-Jul-2010		Powerwave Technologies Inc.	Multi element amplitude and phase compensated antenna array with adaptive pre-distortion for Wireless Network

1356/	PCT	2.0108E+11		Pending	PRC	06-Jul-2010		Powerwave Technologies Inc.	Multi element amplitude and phase compensated antenna array with adaptive pre-distortion for Wireless Network

1356/	PCT	10786645.1		Pending	EPC	07-Jun-2010		Powerwave Technologies Inc.	Multi element amplitude and phase compensated antenna array with adaptive pre-distortion for Wireless Network

1356/	PCT	162/CHENP/2012		Pending	India	07-Jun-2010		Powerwave Technologies Inc.	Multi element amplitude and phase compensated antenna array with adaptive pre-distortion for Wireless Network

1356/	PCT	2012-515024		Pending	Japan	07-Dec-2011		Powerwave Technologies Inc.	Multi element amplitude and phase compensated antenna array with adaptive pre-distortion for Wireless Network

WW_APPLICATIONS

Matter number	Case Type	Application Number	Publication Number	Application Status	Country Name	File Date	Publication Date	Owner	Title

1356/	PCT	MX/a/2011/0143156		Pending	Mexico	06-JuI-2010		Powerwave Technologies Inc.	Multi element amplitude and phase compensated antenna array with adaptive pre-distortion for Wireless Network

1356/	ORD	PCT/US2010/037657	WO2010/144376	Published	Patent Cooperation Treaty	07-Jun-2010	16-Dec-2010	Powerwave Technologies Inc.	Multi element amplitude and phase compensated antenna array with adaptive pre-distortion for Wireless Network

1356/	PCT	2011153357		Pending	Russian Federation	06-Jul-2010		Powerwave Technologies Inc.	Multi element amplitude and phase compensated antenna array with adaptive pre-distortion for Wireless Network
1359/	PCT	8736851	EP2151065	Published	EPC	18-Apr-2008	13-Nov-2008	POWERWAVE COMTEK OY	Masthead Amplifier Unit
1359/	PRI	20075309		Pending	Finland	03-May-2007		POWERWAVE COMTEK OY	Masthead Amplifier
1359/	ORD	PCT/FI2008/050202	WO2008/135630	Published	Patent Cooperation Treaty	18-Apr-2008	13-Nov-2008	POWERWAVE COMTEK OY	Masthead Amplifier Unit
1365/	ORD	PCT/US11/030807		Pending	Patent Cooperation Treaty	31-Mar-2011		Powerwave Technologies Inc.	System and Method for performance enhancement in heterogeneous wireless access network
1366/	ORD	PCT/US11/030967	WO2011126945	Published	Patent Cooperation Treaty	01-Apr-2011	13-Oct-2011	Powerwave Technologies Inc.	PICO Base Station APPLICATIONS for use on Mobile Devices
1368/	ORD	PCT/US11/030987	WO2011/126950	Published	Patent Cooperation Treaty	01-Apr-2011	13-Oct-2011	Powerwave Technologies Inc.	Reduced Size Cavity Filters for Pico Base Stations
1369/	ORD	11170340.1		Pending	EPC	17-Jun-2011		POWERWAVE FINLAND OY	Resonator coupling tuning arrangement
1369/	PRI	20105772		Pending	Finland	07 Jul-2010		POWERWAVE COMTEK OY	Resonator coupling timing arrangement
1371/	ORD	11187667.8		Pending	EPC	03-Nov-2011		POWERWAVE FINLAND OY	Adjustable resonator filter
1371/	ORD	201006188		Pending	Finland	12-Nov-2010		POWERWAVE FINLAND OY	Adaptable resonator filter
1375/	ORD	20115557		Pending	Finland	08-Jun-2011		POWERWAVE COMTEK OY	Wide band adjustable coaxial resonator
1377/	ORD	12165156.6		Pending	EPC	23-Apr-2013		Powerwave Technologies Sweden AB	Antenna Array Arrangement and multi band antenna
1377/	PRI	1150395-0		Pending	Sweden	05-May-2011		Powerwave Technologies Sweden AB	Antenna Array Arrangement and multi band antenna
1378/	ORD	12446505.5		Pending	EPC	23-Apr-2012		Powerwave Technologies Sweden AB	Reflector and a multiband antenna
1378/	PRI	1150396-8		Pending	Sweden	05-May-2011		Powerwave Technologies Sweden AB	Reflector and a multiband antenna
1380/	ORD	12173565.8		Pending	EPC	26-Jun-2012		Powerwave Technologies Inc.	45 Deg Dual Broad Band Base Station Antenna
1381/	ORD	12171289.7		Pending	EPC	08-Jun-2012		POWERWAVE FINLAND OY	Tunable inductive coupling between resonators
1381/	ORD	20115721		Pending	Finland	06-Jul-2011		POWERWAVE FINLAND OY	Tunable resonator filter and method for tuning coupling between resonator cavities

WW_APPLICATIONS

Matter number	Case Type	Application Number	Publication Number	Application Status	Country Name	File Date	Publication Date	Owner	Title
1388/	PDS	1971284		Pending	European Community	04-Jan-2012		Powerwave Technologies Inc.	BASE UNIT ENCLOSURE
1390/	PDS	1225026		Pending	European Community	04-Jan-2012		Powerwave Technologies Inc.	QUAD BAND UNIT ENCLOSURE
1397/	ORD	11187668.6		Pending	EPC	03-Nov-2011		POWERWAVE COMTEK OY	Adaptable resonator filter
1397/	PRI	20106189		Pending	Finland	12-Nov-2010		POWERWAVE COMTEK OY	Adaptable resonator filter
1402/	ORD	PCT/US2011/064685	WO2012/082763	Published	Patent Cooperation Treaty	13-Dec-2011	21-Jul-2012	Powerwave Technologies Inc.	“DATA THROUGHPUT FOR CELL-EDGE USERS IN A LTE NETWORK USING DOWN-LINK REPEATERS AND UP-LINK HARQ RELAYS”
1414/	ORD	20125681		Pending	Finland	20-Jun-2012		Powerwave Technologies Inc.	Arrangement and method for coupling between adjustable resonators
1415/	ORD	20125682		Pending	Finland	20-Jun-2012		POWERWAVE COMTEK OY	An improved resonator structure for a cavity filter arrangement

US_APPLICATIONS

Matter Number	Case Type	Application Number	Publication Number	Application Status	Filing Date	Publication Date	Expiration Date	Owner	Title
1217/US	ORD	12/471,244	2009-0296296	Published	22-May-2009	03-Dec-2009		Powerwave Technologies Sweden AB	Lighting Protection
1230/PCT	PCT	11/658,692	2009-0066602	Published	17-Nov-2008	12-Mar-2009		Powerwave Technologies Inc.	REFLECTOR, AN ANTENNA USING A REFLECTOR AND A MANUFACTURING METHOD FOR A REFLECTOR
1231/	PCT	12/302,788	2010-0289698	Published	25-May-2007	18-Nov-2010		Powerwave Technologies Sweden AB	Down Tilt Control Unit

1235/	PCT	12/085,334	2010-0033399	Published	16-Nov-2006	11-Feb-2010		Powerwave Technologies Inc.	Smart Pole
1237/ORD	ORD	10/355,992	2004-0029617	Published	31-Jan-2003	12-Feb-2004		Powerwave Technologies Inc.	INSTALLATION SITES FOR HOUSING ELECTRONIC EQUIPMENT

1240/ORD	ORD	10/880,423	2005-0130621	Published	28-Jun-2004	16-Jun-2005		Powerwave Technologies Inc.	Flood evacuation system for subterranean telecommunications vault

1251/	PCT	12/438,724	2010-0290169	Published	27-Aug-2007	18-Nov-2010		Powerwave Technologies Inc.	Active Lighting Protection
1252/PCT	PCT	12/442,376	2009-0302977	Published	24-Sep-2007	10-Dec-2009		Powerwave Technologies Sweden AB	Method of manufacturing a traverse electric magnetic (TEM) mode transmission line and such transmission line
1256/PCT	PCT	12/441,375	2010-0164803	Published	12-Sep-2007	01-Jul-2010		Powerwave Technologies Sweden AB	Communication solution for antennas
1279/ORD	ORD	12/157,646	2008-0309568	Published	11-Jun-2008	20-Feb-2009		Powerwave Technologies Inc.	Triple Stagger Offsettable Azimuth Beam Width Controlled Antenna for Wireless Network

1284/ORD	ORD	12/175,425	2009-0021437	Published	17-Jul-2008	22-Jan-2009		Powerwave Technologies Inc.	Center panel movable 3-Column Array Antenna for Wireless Network

1288/ORD	ORD	12/284,123	2009-0074109	Published	18-Sep-2008	19-Mar-2009		Powerwave Technologies Lie.	High Power, High Linearity, Digital Phase Shifter
1290/CON	CON	13/533,756		Pending	26-Jun-2012			Powerwave Technologies Inc.	Dual Beam Sector Array using 3-column non-planar array with a simple 3-to-2 BFN

1291/ORD	ORD	12/323,438	2009-0135076	Published	25-Nov-2008	28-May-2009		Powerwave Technologies Inc.	Linear Array with Azimuth Beam Augmentation by Axial Rotation
1293/ORD	ORD	12/266,517		Pending	06-Nov-2008			Powerwave Technologies Inc.	Variable Stagger Reflector for Azimuth Beam Width Controlled Antenna

1297/ORD	ORD	12/340,383	2009-0180426	Published	19-Dec-2008	16-Jul-2009		Powerwave Technologies Inc.	Digital Distributed Antenna Systems
1301/ORD	ORD	12/359,938	2009-0189821	Published	26-Jan-2009	30-Jul-2009		Powerwave Technologies Inc.	Tri-Column Adjustable Azimuth Beam Width Antenna for Wireless Network.

1302/ORD	ORD	12/361,307	2009-0195467	Published	28-Jan-2009	06-Aug-2009		Powerwave Technologies Inc.	Compound two-way antenna with installation compensator
1306/CON	CON	12/624,305	2010-0141532	Published	23-Nov-2009	10-Jun-2010		Powerwave Technologies Sweden AB	Improved Antenna Isolation II
1306/ORD	ORD	12/392,007	2009-0213013	Published	24-Feb-2009	27-Aug-2009		Powerwave Technologies Sweden AB	Improved Antenna Isolation II

1344/ORD	ORD	12/490,212	2009-0322642	Published	23-Jun-2009	31-Dec-2009		Powerwave Technologies Inc.	Resonant Cap Loaded High Gain Patch Antenna
1345/ORD	ORD	12/577,009	2010-0098139	Published	09-Oct-2009	22-Apr-2010		Powerwave Technologies Inc.	Crest Factor Reduction (CFR) For Downlink LTE by Transmitting Phase Shifted Resource Blocks

1354/	ORD	12/754,453	2010-0283707	Published	05-Apr-2010	11-Nov-2010		Powerwave Technologies Inc.	Dual-Polarized Dual-Band Broad-beamwidth Directive Patch Antenna
1355/ORD	ORD	12/759,582	2010-0265150	Published	13-Apr-2010	21-Oct-2010		Powerwave Technologies Sweden AB	Antenna assembly consisting of two or more single array antenna assemblies
1356/ORD	ORD	12/795,577	2010-0311353	Published	07-Jun-2010	09-Dec-2010		Powerwave Technologies Inc.	Multi element amplitude and phase compensated antenna array with adaptive pre-distortion for Wireless Network

US_APPLICATIONS

Matter Number	Case Type	Application Number	Publication Number	Application Status	Filing Date	Publication Date	Expiration Date	Owner	Title

1358/	ORD	12/888,295	2011-0070824	Published	22-Sep-2010	24-Mar-2011		Powerwave Technologies Inc.	Co-Location of a Pico eNB and Macro Up-link Repeater
1359/	PCT	12/594,259	2010-0149066	Published	18-Apr-2008	17-Jun-2010		POWERWAVE COMTEK OY	Masthead Amplifier Unit
1360/ORD	ORD	12/950,770	2011-0121897	Published	19-Nov-2010	26-May-2011		Powerwave Technologies Inc.	Measurement and Correction of Residual Nonlinearities in a Digitally Predistorted Power Amplifier

1361/DIV1	DES	29/411,061		Pending	16-Jan-2012			Powerwave Technologies Inc.	Base Station Design Language

1362/ORD	ORD	13/012,582	2011-0188205	Published	24-Jan-2011	04-Aug-2011		Powerwave Technologies Inc.	Active Antenna Heatsink
1365/	ORD	13/077,556	2011-0244853	Published	31-Mar-2011	06-Oct-2011		Powerwave Technologies Inc.	System and Method for performance enhancement in heterogeneous wireless access network

1366/DES	DES	29/359,261		Pending	07-Apr-2010			Powerwave Technologies Inc.	PICO Base Station Applications for use on Mobile Devices

1366/ORD	ORD	13/078,585	2011-0244892	Published	01-Apr-2011	06-Oct-2011		Powerwave Technologies Inc.	PICO Base Station Applications for use on Mobile Devices

1367/CIP	CIP	13/439,658		Pending	04-Apr-2012			Powerwave Technologies Inc.	System and Method for performance enhancement in heterogeneous wireless access network employing distributed antenna system

1367/ORD	ORD	13/079,558	2011-0244914	Published	04-Apr-2011	06-Oct-2011		Powerwave Technologies Inc.	System and Method for performance enhancement in heterogeneous wireless access network employing distributed antenna system

1368/ORD	ORD	13/078,736	2011-0241801	Published	01-Apr-2011	06-Oct-2011		Powerwave Technologies Inc.	Reduced Size Cavity Filters for Pico Base Stations

1369/	ORD	13/163,530	2012-0007697	Published	17-Jun-2011	12-Jan-2012		FILTRONIC COMTEK OY	Resonator coupling tuning arrangement
1370/ORD	ORD	13/214,573	2012-0052892	Published	22-Aug-2011	01-Mar-2012		Powerwave Technologies Inc.	Transmit Leakage Cancellation in a Wide Bandwidth Distribution Antenna System DAS
1371/	ORD	13/293,817		Pending	10-Nov-2011			POWERWAVE FINLAND OY	Adaptable resonator filter
1372/	ORD	13/324,599		Pending	13-Dec-2011			Powerwave Technologies Inc.	Improving Data Throughput for Cell-Edge Users in a LTE Network Using Up-link HARQ Relays

1373/ORD	ORD	13/413,468		Pending	06-Mar-2012			Powerwave Technologies Inc.	Two-stage Doherty

1376/ORD	ORD	13/426,257		Pending	21-Mar-2012			Powerwave Technologies Inc.	Lightweight Cavity Filter Structure

1377/PCT	ORD	13/454,984		Pending	24-Apr-2012			Powerwave Technologies Inc.	Antenna Array Arrangement and multi band antenna

1378/PCT	ORD	13/454,951		Pending	24-Apr-2012			Powerwave Technologies Inc.	Reflector and a multiband antenna
1379/ORD	ORD	13/468,976		Pending	10-May-2012			Powerwave Technologies Inc.	AMPLIFIER PERFORMANCE STABILIZATION THROUGH PREPARATORY PHASE

1380/ORD	ORD	13/494,662		Pending	12-Jul-2012			Powerwave Technologies Inc.	45 Deg Dual Broad Band Base Station Antenna

1381/	ORD	13/523,623		Pending	14-Jun-2012			Powerwave Technologies Inc.	Tunable inductive coupling between resonators

1382/ORD	ORD	13/545,353		Pending	10-Jul-2012			Powerwave Technologies Inc.	Modular frequency based Fiber Transport (FT) and Radio Transport (RT) repeater platform for diverse radio frequency (RF) config

US_APPLICATIONS

Matter Number	Case Type	Application Number	Publication Number	Application Status	Filing Date	Publication Date	Expiration Date	Owner	Title
1383/ORD	ORD	13/549,183		Pending	13-Jul-2012			Powerwave Technologies Inc.	Combination of radio frequency (RF), high speed digital (communication), and direct current (DC/Power) signals in a single prot

1388/	DES	29/398,134		Pending				Powerwave Technologies Inc.	BASE UNIT ENCLOSURE

1389/	DES	29/398,135		Pending	26-Jul-2011			Powerwave Technologies Inc.	RF UNIT ENCLOSURE

1390/	DES	29/398,136		Pending	26-Jul-2011			Powerwave Technologies Inc.	QUAD BAND UNIT ENCLOSURE

1391/ORD	ORD	13/368,125		Pending	07-Feb-2012			Powerwave Technologies Inc.	DIGITAL PREDISTORTION OF A POWER AMPLIFIER FOR SIGNALS COMPRISING WIDELY SPACED CARRIERS

1392/	PRO	61/531,281		Pending	06-Sep-2011		06-Sep-2012	Powerwave Technologies Inc.	MULTIBAND ACTIVE-PASSIVE BASE STATION ANTENNA

1393/	PRO	61/531,306		Pending	06-Sep-2011		06-Sep-2012	Powerwave Technologies Inc.	Open Circuit Common Junction Feed for Duplexer

1394/	PRO	61/531,311		Pending	06-Sep-2011		06-Sep-2012	Powerwave Technologies Inc.	Unified Multitechnology Systems and Methods

1395/	PRO	61/535,208		Pending	15-Sep-2011		15-Sep-2012	Powerwave Technologies Inc.	Filter DPD system and method

1396/	PRO	61/559,496		Pending	14-Nov-2011		14-Nov-2012	Powerwave Technologies Inc.	Single-Multi-Purpose Actuator for antenna systems
1397/	ORD	13/293,831		Pending	10-Nov-2011			POWERWAVE COMTEK OY	Adaptable resonator filter

1398/	PRO	61/576,307		Pending	15-Dec-2011		15-Dec-2012	Powerwave Technologies Inc.	Multiband 40 deg Split Beam Antenna for Wirless Network

1401/	PRO	61/586,641		Pending	13-Jan-2012		13-Jan-2013	Powerwave Technologies Inc.	Efficiency Enhanced feedforward Power Amplifier

1402/ORD	ORD	13/324,599		Pending	13-Dec-2012			Powerwave Technologies Inc.	“DATA THROUGHPUT FOR CELL-EDGE USERS IN A LTE NETWORK USING DOWN-LINK REPEATERS AND UP-LINK HARQ RELAYS”
1405/	PRO	61/620,885		Pending	05-Apr-2012		05-Apr-2013	Powerwave Technologies Inc.	Implementation of a Digital Predistorter with Estimator for a Transmitter having a Nonlinear RF Power Amplifier

1406/	PRO	61/644,971		Pending	09-May-2012		09-May-2013	Powerwave Technologies Inc.	Telescoping mast system and method
1408/	PRO	61/644,336		Pending	08-May-2012		08-May-2013	Powerwave Technologies Inc.	A Combined Approach to Digital Predistortion and Crest Factor Reduction for the Linearization of a RF Power Amplifier

1409/	PRO	61/644,348		Pending	08-May-2012		08-May-2013	Powerwave Technologies Inc.	Wide Dynamic Range Power Amplifier Protection System

1414/	PRO	61/663,941		Pending	25-Jun-2012		25-Jun-2013	Powerwave Technologies Inc.	Arrangement and method for coupling between adjustable resonators
1415/	PRO	61/663,962		Pending	25-Jun-2012		25-Jun-2013	POWERWAVE COMTEK OY	An improved resonator structure for a cavity filter arrangement

1418/	PRO	61/673,004		Pending	18-Jul-2012		18-Jul-2013	Powerwave Technologies Inc.	BROADBAND AIRCRAFT WINGTIP ANTENNA SYSTEM

1422/	ORD	13/556,131		Pending	23-Jun-2012			Powerwave Technologies Inc.	High Speed Handover

1423/	ORD	13/556,126		Pending	23-Jul-2012			Powerwave Technologies Inc.	Inter Cell Interference

US_APPLICATIONS

Matter Number	Case Type	Application Number	Publication Number	Application Status	Filing Date	Publication Date	Expiration Date	Owner	Title
		13/603,330			04-Sep-2012				Small Cells Implementing Multiple Air Interfaces
		13/603,327			04-Sep-2012				Small Cells Implementing Multiple Ail Interfaces
		13/603,349			04-Sep-2012				Small Cells Implementing Multiple Air Interfaces
		13/603,332			04-Sep-2012				Small Cells Implementing Multiple Air Interfaces
		13/603,345			04-Sep-2012				Small Cells Implementing Multiple Air Interfaces
		13/603,338			04-Sep-2012				Small Cells Implementing Multiple Air Interfaces
		13/603,358			04-Sep-2012				Location Processing in Small Cells Implementing Multiple Air Interfaces
		PCT/US2012/053 680			04-Sep-2012				Small Cells Implementing Multiple Air Interfaces

SCHEDULE 3.15

Deposit Accounts, Commodity Accounts and Securities Accounts

Please see the attached list of accounts.

24

Powerwave Technologies, Inc. and Subs

Bank	Acct Name	Acct Number	City/State	Country	Currency	Swift/aba
Santander	LGP Telecom	[***]†	Aires, Capital	Argentina	ARS	BSCHARBA
Itau Bank	LGP Telecom	[***]†	São Paulo	Brazil	BRL	ITAUBRSP
Bradesco	LGP Telecom	[***]†	São Paulo	Brazil	BRL	BBDEBRSPSPO
Itau Bank	PWAV Technologies	[***]†	São Paulo	Brazil	BRL	ITAUBRSP
Bradesco	PWAV Technologies	[***]†	São Paulo	Brazil	BRL	BBDEBRSPSPO
B of A	PWAV Canada	[***]†	Toronto	Canada	CAD	BOFACATT
China Citic Bank	Filtronic Suzhou Telecommunications Produc	[***]†	Suzhou	China	CNY	CIBKCNBJ215
Bank of China	Filtronic Suzhou Telecommunications Produc	[***]†	Suzhou	China	CNY	BKCHCNBJ95B
Bank of China	Filtronic Suzhou Telecommunications Produc	[***]†	Suzhou	China	USD	BKCHCNBJ95B
Bank of China	Filtronic Suzhou Telecommunications Produc	[***]†	Suzhou	China	EUR	BKCHCNBJ95B
Bank of China	Filtronic Suzhou Telecommunications Produc	[***]†	Suzhou	China	GBP	BKCHCNBJ95B
Bank of China Luwan Branch	LGP Shanghai	[***]†		China	CNY	BKCHCNBJ300
Bank of China FTZ Branch	LGP Shanghai	[***]†		China	CNY	BKCHCNBJ300
Agriculture Bank of China	LGP Shanghai	[***]†		China	CNY	ABOCCNBJ090
Bank of China FTZ Branch	LGP Shanghai	[***]†		China	USD	BKCHCNBJ300
Industrial & Commercial Bank O	PWAV Suzhou CNY	[***]†		China	RMB	ICBKCNBJSZU
B of A	PWAV Suzhou CNY	[***]†	Shanghai	China	CNY	BOFACN3X
Agricultural Bank of China	PWAV Suzhou CNY	[***]†		China	RMB	ABOCCNBJ103
SEB	Powerwave Technologies Estonia OU -	[***]†	Tallinn	Estonia	EUR	EEUHEE2X
SEB	Powerwave Technologies Estonia OU - opera	[***]†	Tallinn	Estonia	EEK/USD	EEUHEE2X
SEB	Powerwave Technologies Estonia OU - payro	[***]†	Tallinn	Estonia	EEK	EEUHEE2X
Nordea	Powerwave Finland Oy	[***]†	Oulu	Finland	EUR	NDEAFIHH
Nordea	Powerwave Finland Oy	[***]†		Finland	EUR	NDEAFIHH
B of A	PWAV Tech France SAS	[***]†	Paris	France	EUR	BOFAFRPP
B of A	PWAV GmbH	[***]†	Frankfurt	Germany	EUR	BOFADEFX
B of A	PWAV Technologies HK Ltd	[***]†		Hong Kong	HKD	BOFAHKHX
B of A	PWAV Technologies Inc	[***]†		Hong Kong	HKD	BOFAHKHX
Commerzbank Zrt.	Filtronic Comtek Hungary	[***]†	Budapest	Hungary	EUR	COBA HU HXXXX
Commerzbank Zrt.	Filtronic Comtek Hungary	[***]†	Budapest	Hungary	USD	COBA HU HXXXX
Commerzbank Zrt,	Filtronic Comtek Hungary	[***]†	Budapest	Hungary	HUF	COBA HU HXXXX
Commerzbank Zrt.	Filtronic Comtek Hungary	[***]†	Budapest	Hungary	GBP	COBA HU HXXXX
Axis Bank (payroll)	Powerwave Technologies R&D India Ltd	[***]†		India	INR
B of A	Powerwave Technologies R&D India Ltd	[***]†		India	INR
Deutsche Bank	Powerwave Technologies R&D India Ltd	[***]†	New Dehli	India	INR
B of A	PWAV Technologies India pvt Ltd	[***]†	New Dehli	India	INR	BOFAIN4XDEL
Bank of the Philippines	Microwave Ventures	[***]†		Philippines	PHP
Bank of the Philippines	Powerwave Holdings Philippines	[***]†		Philippines	USD
OCBC Bank	Powerwave Singapore PTE Ltd	[***]†		Singapore	SGD
B of A	PWAV Technologies Singapore Pte Ltd	[***]†		Singapore	SGD	BOFASG2X
SEB	LGP Allgon Holding	[***]†	Stockholm	Sweden	USD	ESSESESS
SEB	LGP Allgon Holding	[***]†	Stockholm	Sweden	SEK	ESSESESS
SEB	Powerwave Technologies Sweden AB	[***]†	Stockholm	Sweden	EUR	ESSESESS
SEB	Powerwave Technologies Sweden AB	[***]†	Stockholm	Sweden	USD	ESSESESS
SEB	Powerwave Technologies Sweden AB	[***]†	Stockholm	Sweden	GBP	ESSESESS
SEB	Powerwave Technologies Sweden AB	[***]†	Stockholm	Sweden	SEK	ESSESESS
SEB	Powerwave Technologies Sweden AB	[***]†	Stockholm	Sweden	SEK	ESSESESS
SEB	Powerwave Technologies Sweden AB	[***]†		Sweden	SEK	ESSESESS
SEB	Powerwave Technologies Sweden AB	[***]†	Stockholm	Sweden	SEK	ESSESESS
Siam Commercial Bank PLC.	Powerwave Technologies (Thailand) Ltd.	[***]†		Thailand	THB	SICOTHBK
Siam Commercial Bank PLC.	Powerwave Technologies (Thailand) Ltd.	[***]†		Thailand	USD	SICOTHBK
Siam Commercial Bank PLC.	Powerwave Technologies (Thailand) Ltd.	[***]†		Thailand	THB	SICOTHBK
Siam Commercial Bank PLC.	Powerwave Technologies (Thailand) Ltd.	[***]†		Thailand	THB	SICOTHBK
Siam Commercial Bank PLC.	Powerwave Technologies (Thailand) Ltd.	[***]†		Thailand	THB	SICOTHBK
Wells Fargo	Powerwave Technologies Inc.	[***]†	California	US	USD	121000248	Primary operating account
Wells Fargo	Powerwave Technologies Inc.	[***]†	California	US	USD	121000248	Restricted account setup under Wells Credit Facility for cash receipts. This is a zba account that is swept into operating account daily
Wells Fargo	Powerwave Cognition	[***]†	California	US	USD	121000248	Separate subsidiary account with minimal activity
Wells Fargo	Powerwave Technologies Inc.	[***]†	California	US	USD	121000248	Investment account for excess cash
Wells Fargo	Powerwave Technologies Inc.	[***]†	California	US	USD	121000248	Payroll ZBA account
Wells Fargo	Powerwave Technologies Inc.	[***]†	California	US	EUR	026004077	Euro account
Wells Fargo	Powerwave Technologies Inc.	[***]†	California	US	GBP	026004078	GBP account
Wells Fargo	Powerwave Technologies Inc.	[***]†	California	US	USD	121000248	Collateral account for credit card
Wells Fargo	Powerwave Technologies Inc.	[***]†	California	US	USD	121000248	Reserve account

Jefferies	Powerwave Technologies Inc.	[***]†	New York	US	USD		Securities account for repurchasing convertible bonds zero balance
Imperial Capital	Powerwave Technologies Inc.	[***]†	California	US	USD		Securities account for repurchasing convertible bonds zero balance, not active
Deutsche Bank	Powerwave Technologies Inc.	[***]†	New York	US	EUR		Collateral deposit account for letters of credit, not active
Deutsche Bank	Powerwave LC Collateral	[***]†	New York	US	USD		Collateral deposit account for letters of credit
Bank of America	Powerwave Technologies Inc Collateral	[***]†	California	US	USD		Collateral deposit account to support treasury operation services in Europe

†	Certain confidential information contained in this document marked with [***] has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

SCHEDULE 3.17

Material Contracts

Powerwave Technologies, Inc. 1996 Stock Incentive Plan.

Powerwave Technologies, Inc. 1996 Director Stock Option Plan.

Form of Indemnification Agreement with executive officers and members of the board of directors.

Powerwave Technologies, Inc. 2000 Stock Option Plan and form of award documents under such plan.

Powerwave Technologies, Inc. 2002 Stock Option Plan and form of award documents under such plan.

Powerwave Technologies, Inc. 2005 Stock Incentive Plan and form of award documents under such plan.

Powerwave Technologies, Inc. Extended and Restated 1996 Employee Stock Purchase Plan, as amended to date, and form of award documents under such plan.

2010 Omnibus Incentive Plan and form of award documents under such plan.

Amended and Restated Change in Control Agreement dated as of August 13, 2008, between Borrower and Ronald J. Buschur.

Amended and Restated Change in Control Agreement dated as of August 13, 2008, between Borrower and Kevin T. Michaels.

Amended and Restated Severance Agreement dated as of August 13 2008, between Borrower and Ronald J. Buschur.

Amended and Restated Severance Agreement dated as of August 13, 2008, between Borrower and Kevin T. Michaels.

Letter Agreement regarding Change of Control Benefits between Borrower and J. Marvin MaGee dated December 17, 2008.

Letter Agreement Regarding Change of Control Benefits between Borrower and Khurram Sheikh dated December 17, 2008.

3.875% Notes Documents.

1.875% Notes Documents.

2.75% Notes Documents.

25

Agreement of Purchase and Sale between Borrower and AG Lease Acquisition Corp dated October 17, 2011.

Real Estate Lease Agreement between Borrower and AGNL Antenna L.P dated October 21, 2011.

Supply Agreement dated April 24, 2012 between Shenzhen Tatfook Technology Co. Ltd and Borrower.

Asset Purchase Agreement dated April 24, 2012 between Shenzhen Tatfook Technology Co. Ltd and Filtronic Suzhou Telecommunications Products Co. Ltd.

License and Manufacturing Agreement dated as of April 24, 2012 between Shenzhen Tatfook Technology Co. Ltd and Borrower, as amended on August 16, 2012.

26

SCHEDULE 3.19

Indebtedness

Convertible Notes

1.875% Convertible Notes

3.875% Convertible Notes

2.75% Convertible Notes

Letters of Credit:

LC#	Bank	Beneficiary	Amount		FX Rate	USD
IS0002277	Wells	Emirates	AED	31,700.00	3.67	8,637.60
IS0006776	Wells	Emirates	AED	91,155.00	3.67	24,837.87
IS0009181	Wells	Emirates	AED	66,700.00	3.67	18,174.39
IS0009936	Wells	Emirates	AED	59,455.00	3.67	16,200.27
IS0010838	Wells	Emirates	AED	31,700.00	3.67	8,637.60
IS0010840	Wells	Emirates	AED	157,292.00	3.67	42,858.86
IS0012115	Wells	Emirates	AED	97,400.00	3.67	26,539.51
SM238922W	Wells	Emirates	AED	132,250.00	3.67	36,035.42
SM239294W	Wells	Emirates	AED	95,251.00	3.67	25,953.95
642756	Wells	RLI		$5,000,000.00	1.00	5,000,000.00
660351	Wells	Travelers		$15,000.00	1.00	15,000.00
660386	Wells	Safety National		$100,000.00	1.00	100,000.00

	Deustche Bank	Netherlands VAT	EUR	445,000.00	1.22	542,900.00

Intercompany Advances

Please see attached list of intra-company advances.

Intercompany Notes

Intercompany Note, dated as of the Closing date, between the Payors and Payees party thereto. As of the Closing Date, the advances under the Intercompany Note are set forth on Schedule 11 hereto.

Loan Agreement, dated as of May 18, 2012, by and between the Borrower, as borrower thereunder and Powerwave Technologies Brazil Comercio de Equipamentos de Telecomunicacao LTDA, as lender thereunder.

Intercompany Credit Facility

Credit Facility Agreement, entered into in 2010, by and between the Borrower and Powerwave Technologies (Thailand), Ltd.

27

Schedule 11	Powerwave Technologies, Inc. (c401) US Parent
	Receivable	Payable	Net Receivable (Payable)
Dubai Branch	—	(310,060.65)	(310,060.65)
P-Wave Ltd (Israel)	1,624,530.70	—	1,624,530.70
Fil (Suz) Tel Prod Co Ltd	36,840,307.46	(108,314,743.59)	(71,474,436.13)
PwT Research & Dev India PVT Ltd	1,625,145.33	(4,792,539.03)	(3,167,393.70)
PwT India Private Ltd	3,334,496.57	(1,408,983.08)	1,925,513.49
PwT Hong Kong Ltd	55,039.69	—	55,039.69
Pw Asia Inc	141,327.94	—	141,327.94
PwT Singapore PTE Ltd	—	(1,165,286.41)	(1,165,286.41)
PwT (Thailand) Ltd	9,471,929.63	—	9,471,929.63
Pw (Hungary) Kft	84,187.87	(3,685,333.86)	(3,601,145.99)
Pw Finland OY (formerly Pw OY)	—	(9,486,109.63)	(9,486,109.63)
PwT France SAS	—	(184,063.59)	(184,063.59)
Pw UK Ltd	—	(2,997,878.45)	(2,997,878.45)
PwT Sweden AB	—	(3,026,732.05)	(3,026,732.05)
PwT Germany GmbH	—	(486,872.67)	(486,872.67)
PwT Estonia OU	—	(1,503,754.72)	(1,503,754.72)
PwT Canada Ltd	3,861,456.66	—	3,861,456.66
Pw Cognition Inc	20,006,163.47	—	20,006,163.47
PwT Brazil Com de Eq de Tele LTD	288,865.10	(2,027,454.42)	(1,738,589.32)
Argentina Branch	—	(181,657.39)	(181,657.39)

TOTAL	77,333,450.42	(139,571,469.54)	(62,238,019.12)

	Dubai Branch (c120)
	Receivable	Payable	Net Receivable (Payable)
Powerwave Technologies, Inc.	310,060.65	—	310,060.65
Fil (Suz) Tel Prod Co Ltd	—	(42.20)	(42.20)

	310,060.65	(42.20)	310,018.45

	P-Wave Ltd (Israel) (c190)
	Receivable	Payable	Net Receivable (Payable)
Powerwave Technologies, Inc.	—	(1,624,530.70)	(1,624,530.70)

	—	(1,624,530.70)	(1,624,530.70)

	Filtronic Suzhou (c204)
	Receivable	Payable	Net Receivable (Payable)
Dubai Branch	42.21	—	42.21
PwT (Suzhou) Co Ltd	—	(1,143,255.56)	(1,143,255.56)
PwT Research & Dev India PVT Ltd	19,234.86	—
PwT India Private Ltd	233,899.64	(6,347.00)	227,552.64
PwT Singapore PTE Ltd	34,821.07	(158,418.86)	(123,597.79)
PwT (Thailand) Ltd	1,171,348.31	(77,530.64)	1,093,817.67
Pw Finland OY (formerly Pw OY)	166,326.34	(3,389.98)	162,936.36
Pw UK Ltd	238,524.16	(445,938.58)	(207,414.42)
PwT Sweden AB	87,813.06	—	87,813.06

PwT Estonia OU	228,975.67	—	228,975.67
Powerwave Technologies, Inc.	108,314,743.59	(36,840,307.46)	71,474,436.14
PwT Brazil Com de Eq de Tele LTD	378.26	(53,769.72)	(53,391.46)

TOTAL	110,496,107.17	(38,728,957.79)	71,747,914.52

	PwT (Suzhou) Co Ltd (c205)
	Receivable	Payable	Net Receivable (Payable)
Fil (Suz) Tel Prod Co Ltd	1,143,255.56	—	1,143,255.56

	1,143,255.56	—	1,143,255.56

	PwT Research & Dev India PVT Ltd (c230)
	Receivable	Payable	Net Receivable (Payable)
Fil (Suz) Tel Prod Co Ltd	—	(17,912.29)	(17,912.29)
PwT India Private Ltd	29.57	(2,294,089.73)	(2,294,060.16)
Pw Finland OY (formerly Pw OY)	—	(2,992.96)
PwT Sweden AB	—	(7,067.64)	(7,067.64)
Powerwave Technologies, Inc.	4,792,539.03	(1,625,145.33)	3,167,393.70

TOTAL	4,792,568.60	(3,947,207.96)	848,353.60

	PwT India Private Ltd (C235)
	Receivable	Payable	Net Receivable (Payable)
Fil (Suz) Tel Prod Co Ltd	6,347.00	(233,899.47)	(227,552.47)
PwT Research & Dev India PVT Ltd	2,302,337.85	(8,237.20)	2,294,100.65
PwT India Private Ltd	—	(31,142.34)
Powerwave Technologies, Inc.	1,408,983.08	(3,334,496.57)	(1,925,513.49)

TOTAL	3,717,667.93	(3,607,775.58)	141,034.69

	PwT Hong Kong Ltd (c236)
	Receivable	Payable	Net Receivable (Payable)
PwT India Private Ltd	31,142.34	—	31,142.34
Powerwave Technologies, Inc.	—	(55,039.69)	(55,039.69)

	31,142.34	(55,039.69)	(23,897.35)

	Pw Asia Inc (c238)
	Receivable	Payable	Net Receivable (Payable)
Powerwave Technologies, Inc.	—	(141,327.94)	(141,327.94)

	—	(141,327.94)	(141,327.94)

	PwT Singapore PTE Ltd (c243)
		Payable	Net Receivable (Payable)
PwT India Private Ltd	158,418.86	(34,821.07)	123,597.79
Powerwave Technologies, Inc.	1,165,286.41	—	1,165,286.41

	1,323,705.27	(34,821.07)	1,288,884.20

	PwT (Thailand) Ltd (c246)
	Receivable	Payable	Net Receivable (Payable)
PwT (Suzhou) Co Ltd	—	(1,093,534.03)	(1,093,534.03)
PwT India Private Ltd	139,608.86	—	139,608.86
Pw Finland OY (formerly Pw OY)	24,318.08	(754,160.20)	(729,842.12)
Pw UK Ltd	1,702.85	(32,153.88)	(30,451.03)
PwT Sweden AB	243,798.72	(52,630.01)	191,168.71
PwT Estonia OU	—	(3,674,107.15)	(3,674,107.15)
Powerwave Technologies, Inc.	—	(9,471,929.64)	(9,471,929.64)
PwT Brazil Com de Eq de Tele LTD	191,388.71	—	191,388.71

TOTAL	600,817.22	(15,078,514.91)	(14,477,697.69)

	Pw (Hungary) Kft (c301)
	Receivable	Payable	Net Receivable (Payable)
Powerwave Technologies, Inc.	3,685,333.86	(84,187.87)	3,601,145.99

	3,685,333.86	(84,187.87)	3,601,145.99

	Pw Finland OY (formerly Pw OY) (c323)
	Receivable	Payable	Net Receivable (Payable)
Fil (Suz) Tel Prod Co Ltd	—	(162,778.58)	(162,778.58)
PwT Research & Dev India PVT Ltd	2,992.96	—	2,992.96
PwT (Thailand) Ltd	729,842.07	—
Powerwave Technologies, Inc.	9,486,109.63	—	9,486,109.63

TOTAL	10,218,944.66	(162,778.58)	9,326,324.02

	PwT France SAS (c360)
	Receivable	Payable	Net Receivable (Payable)
Powerwave Technologies, Inc.	184,063.59	—	184,063.59

	184,063.59	—	184,063.59

	Pw UK Ltd (c365)
	Receivable	Payable	Net Receivable (Payable)
Fil (Suz) Tel Prod Co Ltd	207,740.89	—	207,740.89
PwT (Thailand) Ltd	30,451.03	—
Powerwave Technologies, Inc.	2,997,878.46	—	2,997,878.46

TOTAL	3,236,070.37	—	3,205,619.34

	PwT Sweden AB (c380)
	Receivable	Payable	Net Receivable (Payable)
Fil (Suz) Tel Prod Co Ltd	—	(87,813.06)	(87,813.06)
PwT Research & Dev India PVT Ltd	7,067.64	—	7,067.64
PwT (Thailand) Ltd	—	(191,168.71)
Powerwave Technologies, Inc.	3,026,732.05	—	3,026,732.05

TOTAL	3,033,799.69	(278,981.77)	2,945,986.63

	PwT Germany GmbH (c382)
	Receivable	Payable	Net Receivable (Payable)
Powerwave Technologies, Inc.	486,872.67	—	486,872,67

486,872.67	—	486,872.67

	PwT Estonia OU (c391)
	Receivable	Payable	Net Receivable (Payable)
Fil (Suz) Tel Prod Co Ltd	—	(228,975.67)	(228,975.67)
PwT (Thailand) Ltd	3,674,107.05	—
Powerwave Technologies, Inc.	1,503,754.72	—	1,503,754.72

TOTAL	5,177,861.77	(228,975.67)	1,274,779.05

	PwT Canada Ltd (c407)
	Receivable	Payable	Net Receivable (Payable)
Powerwave Technologies, Inc.	—	(3,861,456.66)	(3,861,456.66)

	—	(3,861,456.66)	(3,861,456.66)

	Pw Cognition Inc (c409)
	Receivable	Payable	Net Receivable (Payable)
Powerwave Technologies, Inc.	—	(20,006,163.47)	(20,006,163.47)

	—	(20,006,163.47)	(20,006,163.47)

	PwT Brazil Com de Eq de Tele LTDA (c510)
	Receivable	Payable	Net Receivable (Payable)
Fil (Suz) Tel Prod Co Ltd	53,769.72	(378.26)	53,391.46
PwT (Thailand) Ltd	—	(191,388.71)
Powerwave Technologies, Inc.	2,027,454.41	(288,865.10)	1,738,589.31

TOTAL	2.081.224.13	(480.632.07)	1,791,980.77

	Argentina Branch (c512)
	Receivable	Payable	Net Receivable (Payable)
Powerwave Technologies, Inc.	181,657.39	—	181,657.39

	181,657.39	—	181,657.39

SCHEDULE 3.20

Payment of Taxes

None

28

SCHEDULE 3.23

Location of Inventory and Equipment

Equipment and/or Inventory is located at the following third party locations:

Third Party Locations:

1. Stevens Global Logisitics, 2760 E. El Presido, Carson, California 90810; 3700 Redondo Beach Ave., Redondo Beach, CA 90278.

2. Salvador Logística e Transportes Ltda., Rua José Beraldo, n° 1000- Lambari. City: Guararema; State: São Paulo. Zip Code: 08900-000.

3. Kane 3PL, 3636 Pennsy Drive, #D-1, Landover, Maryland 20785.

4. Menlo Logistics, Meerheid 47-51, 5521 DZ Eersel, Netherlands

5. Fashion Consul, France Field, Zona Libre, Colon Panama

6. Ceva Logistics FZCO, Jebel Ali, Free Zone, Dubai, United Arab Emirates.

7. Suzhou Easyway Warehouse Logistics Co., Ltd, UNIT 1-2, NO. 748, CHANGJIANG ROAD, SUZHOU. NEW DISTRICT, SUZHOU, 215129, CHINA.

8. Menlo Worldwide, Unit 1, Unit 2, No. 748 Changjiang Rd., Suzhou New District, Jiangsu 215129, P.R. China

9. UTi, Sai business Point, Old No 17 New No 31, Mount Road | Saidapet | Chennai | 600 015.

10. Shenzhen Tatfook Technology Co. Ltd. 33 Huo Ju Road, Suzhou 215009 China; No. 2 Feng Qiao Xiang Street, Suzhou New District.

In addition, certain of Powerwave’s customers maintain logistics hubs or warehouses and Powerwave ships finished goods inventory to such warehouses. The inventory remains the property of Powerwave until the customer pulls the inventory and notifies Powerwave. The logistics hubs are either operated by a third party or by the customer.

In addition, in the ordinary course of business Powerwave occasionally provides limited quantities of products and test equipment to customers for evaluations or trials.

Borrower or Subsidiary Locations:

1. 210 Moo Thungsukhla, Sriracha Chonburi 20230 Thailand.

2. 1801 E. St. Andrew Place, Santa Ana, CA 92705

3. 1421 S. Beltline Road, Suite 100, Coppell, TX 75019

4. 7600 East Leesburg, Suite 301, Pike, Falls Church, VA

5. Room 2018-2019, Chevalier Commercial Building, 8 Wang Hoi Road, Kowloon Bay, Kowloon Hong Kong

6. 33 Huo Ju Road, Suzhou 215009 China; No. 2 Feng Qiao Xiang Street, Suzhou New District.

7. 1350 Eye St. NW, Washington, DC 20005.

8. 600 Third Ave., NY, NY 10016.

29

SCHEDULE 5.01

Financial Statements and Other Information

Deliver to Agent, with copies to each Lender, each of the financial statements, reports, or other items set forth set forth below at the following times in form satisfactory to Agent:

as soon as available, but in any event within 30 days after the end of each of the first two months during each of Borrower’s fiscal quarters (each such date, the “Monthly Deadline”),	(a) (i) an unaudited consolidated balance sheet, income statement and statement of cash flows covering Borrower’s and its Subsidiaries’ operations during such period, together with (ii) a report showing the figures for the corresponding fiscal period of the immediately preceding fiscal year in comparative form and (iii) a Compliance Certificate;

provided, however, that if Borrower has included any of the items listed in clause (a)(i) above in a report filed with the SEC by the applicable Monthly Deadline, then in lieu of the foregoing Borrower may (x) provide Agent written notice (in the Compliance Certificate or elsewhere) no later than 1 Business Day after the applicable Monthly Deadline that Borrower has included such items in a report filed with the SEC and describe in reasonable detail the report and the items included therein and (y) deliver to Agent no later than 1 Business Day after the applicable Monthly Deadline copies of any items listed in clause (a)(i) above that were not included in any report filed with the SEC by the applicable Monthly Deadline and a Compliance Certificate;

as soon as available, but in any event within 45 days after the end of each of Borrower’s fiscal quarters during each of Borrower’s fiscal years (each such date, the “Quarterly Deadline”),

(b) (i) an unaudited consolidated balance sheet, income statement and statement of cash flows covering Borrower’s and its Subsidiaries’ operations during such period, together with a report showing the figures for the corresponding fiscal period of the immediately preceding fiscal year in comparative form, and (ii) a Compliance Certificate.

provided, further, however, that if Borrower has included any of the items listed in clause (b)(i) above in a report filed with the SEC by the applicable Quarterly Deadline, then in lieu of the foregoing Borrower may (x) provide Agent written notice (in the Compliance Certificate or elsewhere) no later than 1 Business Day after the applicable Quarterly Deadline that Borrower has included such items in a report filed with the SEC and describe in reasonable detail the report and the items included therein and (y) deliver to Agent no later than 1 Business Day after the applicable Quarterly Deadline copies of any items listed in clause (b)(i) above that were not included in any report filed with the SEC by the applicable Quarterly Deadline and a Compliance Certificate.

As soon as available, but in any event within 90 days after the end of each of Borrower’s fiscal years (each such date, the “Annual Deadline”),

(c) (i) consolidated financial statements of Borrower and its Subsidiaries for each such fiscal year, audited by independent certified public accountants reasonably acceptable to Agent and certified, without (A) qualification or exception as to the scope of such audit, or (B) qualification which relates to the treatment or classification of any item and which, as a condition to the removal of such qualification, would require an adjustment to such item, the effect of which would be to cause any noncompliance with any of the provisions of Article VII of the Agreement, by such accountants to have been prepared in accordance with GAAP (such audited financial statements to include a consolidated balance sheet, income statement, and statement of cash flows and, if prepared, such accountants’ letter to management), together with a report showing the figures for the immediately preceding fiscal year in comparative form, and (ii) a Compliance Certificate;

provided, however, that if Borrower has filed any of the items listed in clause (c)(i) above in its Form 10-K annual report with the SEC by the applicable Annual Deadline, then in lieu of the foregoing Borrower may (1) provide Agent written notice (in the Compliance Certificate or elsewhere) no later than 1 Business Day after the applicable Annual Deadline that Borrower has filed its 10-K with the SEC and (2) deliver to Agent no later than 1 Business Day after the applicable Annual Deadline copies of any items listed in clause (c) above that were not included in the Form 10-K annual report filed with the SEC and a Compliance Certificate.

As soon as available, but in any event within 30 days prior to the start of

(d) copies of Borrower’s Projections, in form and substance (including as to scope and underlying assumptions) satisfactory to Agent, in its reasonable discretion, for the forthcoming fiscal year, month by month for such fiscal year, certified by the chief financial officer of Borrower as being such officer’s good faith estimate of the financial performance of Borrower during the period covered thereby; provided, however that, notwithstanding the foregoing,

30

each of Borrower’s fiscal years,	as set forth in Section 5.18 of the Agreement, Borrower shall submit to the Advisory Firm and the Agent a copy of the Borrower’s business plan for the fiscal year ending on or about January 1, 2014 by no later than November 30, 2012.
If and when filed by Borrower,

(e) Form 10-Q quarterly reports, Form 10-K annual reports, and Form 8-K current reports,

(f) any other filings made by Borrower with the SEC, and

(g) any other information that is provided by Borrower to its shareholders generally.

As soon as available, but in any event within 3 Business Days after the end of each week of each month (each such date, the “Weekly Deadline”)

(h) (i) a reasonably detailed cash flows forecast for the next successive 13 weeks, (ii) a detailed aging of the Accounts of the Borrower and its Subsidiaries, at the invoice level on an entity by entity basis, (iii) a summary aging, by vendor, of Borrower’s and its Subsidiaries’ accounts payable on an entity by entity basis, (iv) a detailed report regarding Borrower and its Subsidiaries’ cash and Cash Equivalents on an entity by entity basis, and (v) bookings and backlog detail, as well as shipments by customer;

provided however that if the Borrower is in compliance with all of its financial covenants and with the other terms of the Credit Agreement for the quarter ending on or about April 1, 2013, as evidenced by the Borrower’s Compliance Certificate for such quarter, (x) Borrower shall no longer be required to deliver the deliverables set forth in (h)(i), (h)(ii) or (h)(iii) noted above and (y) with respect to the deliverable set forth in (h)(v) above, Borrower shall be required to deliver such information by the Monthly Deadline rather than the Weekly Deadline.

Promptly after execution, receipt or delivery thereof,

(i) copies of any new material contracts, material amendments to material contracts, notices of termination of any material contracts that Borrower executes or receives in connection with any Material Contract, and notices of material defaults in respect of any Material Contract.

provided, however, that if Borrower has included any of the items listed above in a report filed with the SEC by the applicable time period required for reporting with the SEC, then, in lieu of the foregoing, Borrower may provide Agent written notice no later than 1 Business Day after the applicable deadline that Borrower has included such items in a report filed with the SEC.

upon the request of Agent,	(j) any other information reasonably requested relating to the financial condition of Borrower or its Subsidiaries.

For purposes of this Schedule 5.01, “Compliance Certificate” shall mean a certificate signed by the chief financial officer or chief executive officer of the Borrower in form and substance reasonably satisfactory to the Agent that indicates clearly (a) whether the Borrower is or is not in compliance with the applicable financial covenants set forth in Article VII of the Credit Agreement (including, in respect of each Compliance Certificate, compliance with Section 7.03) and sets forth in reasonable detail information supporting such conclusions and (b) solely in the case of the Compliance Certificate delivered pursuant to clause (c)(ii) above for the fiscal year ending on or about January 1, 2015, the amount of Excess Cash Flow of the Borrower in reasonable detail.

31

SCHEDULE 5.02

Collateral Reports

Without in any way limiting any of the requirements under the Security Agreement, provide Agent (and if so requested by Agent, with copies for each Lender) with each of the documents set forth below at the following times in form satisfactory to Agent:

Quarterly (not later than the delivery of the Compliance Certificate for such quarter)	(a) an updated Perfection Certificate executed by an appropriate officer with knowledge of the matters contained therein either confirming that there has been no change in the information in the prior Perfection Certificate or identifying such changes.
Upon reasonable request by Agent,	(b) such other reports as to the Collateral or the financial condition of Borrower and its Subsidiaries, as Agent may reasonably request.

32

SCHEDULE 5.12

Locations of Inventory and Equipment

Third Party Warehouse Locations

1. Stevens Global Logisitics, 2760 E. El Presido, Carson, California 90810; 3700 Redondo Beach Ave., Redondo Beach, CA 90278.

2. Salvador Logística e Transportes Ltda., Rua José Beraldo, n° 1000- Lambari. City: Guararema; State: São Paulo. Zip Code: 08900-000.

3. Kane 3PL, 3636 Pennsy Drive, #D-1, Landover, Maryland 20785.

4. Menlo Logistics, Meerheid 47-51, 5521 DZ Eersel, Netherlands

5. Fashion Consul, France Field, Zona Libre, Colon Panama

6. Ceva Logistics FZCO, Jebel Ali, Free Zone, Dubai, United Arab Emirates.

7. Suzhou Easyway Warehouse Logistics Co., Ltd, UNIT 1-2, NO. 748, CHANGJIANG ROAD, SUZHOU. NEW DISTRICT, SUZHOU, 215129, CHINA.

8. Menlo Worldwide, Unit 1, Unit 2, No. 748 Changjiang Rd., Suzhou New District, Jiangsu 215129, P.R. China

9. UTi, Sai business Point, Old No 17 New No 31, Mount Road | Saidapet | Chennai | 600 015.

10. Shenzhen Tatfook Technology Co. Ltd. 33 Huo Ju Road, Suzhou 215009 China; No. 2 Feng Qiao Xiang Street, Suzhou New District.

Borrower or Subsidiary Locations:

1. 210 Moo Thungsukhla, Sriracha Chonburi 20230 Thailand.

2. 1801 E. St. Andrew Place, Santa Ana, CA 92705

3. 1421 S. Beltline Road, Suite 100, Coppell, TX 75019

4. 7600 East Leesburg, Suite 301, Pike, Falls Church, VA

5. Room 2018-2019, Chevalier Commercial Building, 8 Wang Hoi Road, Kowloon Bay, Kowloon Hong Kong

6. 33 Huo Ju Road, Suzhou 215009 China; No. 2 Feng Qiao Xiang Street, Suzhou New District.

7. 1350 Eye St. NW, Washington, DC 20005.

8. 600 Third Ave., NY, NY 10016.

33

SCHEDULE 6.07(b)

Restrictive Agreements

The Agreement of the Stockholders of Powerwave Cognition dated November 1, 2007 between Borrower, John Petrillo and Peter Atwal. This agreement restricts the payment of dividends by Powerwave Cognition absent consent of Messrs. Petrillo and Atwal.

34

EXHIBIT A TO

CREDIT AGREEMENT

Form of

ASSIGNMENT AND ASSUMPTION

This Assignment and Assumption (the “Assignment and Assumption”) is dated as of the Effective Date set forth below and is entered into by and between [Insert name of Assignor] (the “Assignor”) and [Insert name of Assignee] (the “Assignee”). Capitalized terms used but not defined herein shall have the meanings given to them in the Credit Agreement defined below, receipt of a copy of which is hereby acknowledged by the Assignee. The Standard Terms and Conditions set forth in Annex 1 attached hereto are hereby agreed to and incorporated herein by reference and made a part of this Assignment and Assumption as if set forth herein in full.

For an agreed consideration, the Assignor hereby irrevocably sells and assigns to the Assignee, and the Assignee hereby irrevocably purchases and assumes from the Assignor, subject to and in accordance with the Standard Terms and Conditions and the Credit Agreement, as of the Effective Date inserted by the Agent as contemplated below, (i) all of the Assignor’s rights and obligations in its capacity as a Lender under the Credit Agreement and any other documents or instruments delivered pursuant thereto to the extent related to the amount and percentage interest identified below of all of such outstanding rights and obligations of the Assignor under the facility identified below and (ii) to the extent permitted to be assigned under applicable law, all claims, suits, causes of action and any other right of the Assignor (in its capacity as a Lender) against any person, whether known or unknown, arising under or in connection with the Credit Agreement, any other documents or instruments delivered pursuant thereto or the loan transactions governed thereby or in any way based on or related to any of the foregoing, including, but not limited to, contract claims, tort claims, malpractice claims, statutory claims and all other claims at law or in equity related to the rights and obligations sold and assigned pursuant to clause (i) above (the rights and obligations sold and assigned pursuant to clauses (i) and (ii) above being referred to herein collectively as, the “Assigned Interest”). Such sale and assignment is without recourse to the Assignor and, except as expressly provided in this Assignment and Assumption, without representation or warranty by the Assignor.

1.	Assignor:

2.	Assignee:
[and is an Affiliate/Approved Fund of [identify Lender]1]

3.	Borrower(s):

4.	Agent: P-Wave Holdings, LLC, as the agent under the Credit Agreement

[1]	Select as applicable.

5.	Credit Agreement: The Credit Agreement dated as of September 11, 2012 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) among POWERWAVE TECHNOLOGIES, INC., a Delaware corporation (“Borrower”), the Lenders (such term and each other capitalized term used but not defined herein having the meaning given it in Article I of the Credit Agreement), and P-Wave Holdings, LLC, as agent (in such capacity, “Agent”) for the Lenders.

6.	Assigned Interest:

Facility Assigned	Aggregate Amount of Commitment/Loans for all Lenders	Amount of Commitment/Loans Assigned[2]	Percentage Assigned of Commitment/Loans[3]
[Closing Date Term Loan]	$	$		%
[Delayed Draw Term Loans]
[Incremental Term Loans]

[2]	Assignee must have an interest in at least $1,000,000 in aggregate principal amount of the Commitments and/or Loans under the Credit Agreement.
[3]	Set forth, to at least 9 decimals, as a percentage of the Commitment/Loans of all Lenders thereunder.

Effective Date:                      , 20      [TO BE INSERTED BY AGENT AND WHICH SHALL BE THE EFFECTIVE DATE OF RECORDATION OF TRANSFER IN THE REGISTER THEREFOR.]4

The terms set forth in this Assignment and Assumption are hereby agreed to:

ASSIGNOR
[NAME OF ASSIGNOR]

By:
Name:
Title:

ASSIGNEE
[NAME OF ASSIGNEE]

By:
Name:
Title:

Consented to and Accepted:

P-Wave Holdings, LLC,[5] as Agent

By:
Name:
Title:

[4]	This date may not be fewer than 5 Business days after the date of assignment unless the Agent otherwise agrees.
[5]	To be completed to the extent consent is required under Section 10.04(b).

POWERWAVE TECHNOLOGIES, INC.

CREDIT AGREEMENT

STANDARD TERMS AND CONDITIONS FOR

ASSIGNMENT AND ASSUMPTION

1. Representations and Warranties.

1.1 Assignor. The Assignor (a) represents and warrants that (i) it is the legal and beneficial owner of the Assigned Interest, (ii) the Assigned Interest is free and clear of any lien, encumbrance or other adverse claim and (iii) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby; and (b) assumes no responsibility with respect to (i) any statements, warranties or representations made in or in connection with the Credit Agreement or any other Loan Document, (ii) the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan Documents or any collateral thereunder, (iii) the financial condition of the Borrower, any of their Subsidiaries or Affiliates or any other person obligated in respect of any Loan Document or (iv) the performance or observance by the Borrower, any of their Subsidiaries or Affiliates or any other person of any of their respective obligations under any Loan Document.

1.2 Assignee. The Assignee (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (ii) it meets all requirements of an Eligible Assignee under the Credit Agreement (subject to receipt of such consents as may be required under the Credit Agreement), (iii) from and after the Effective Date, it shall be bound by the provisions of the Credit Agreement as a Lender thereunder and, to the extent of the Assigned Interest, shall have the obligations of a Lender thereunder, (iv) it is sophisticated with respect to decisions to acquire assets of the type represented by the Assigned Interest and either it, or the Person exercising discretion in making its decision to acquire the Assigned Interest, is experienced in acquiring assets of such type, (v) it has received a copy of the Credit Agreement, together with copies of the most recent financial statements delivered pursuant to Sections 4.02(c), 5.01, or 5.02 thereof, as applicable, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Assumption and to purchase the Assigned Interest on the basis of which it has made such analysis and decision independently and without reliance on the Agent or any other Lender, (vi) the Agent has received a processing and recordation fee determined by the Agent as of the Effective Date and (vii) if it is a Foreign Lender, attached to the Assignment and Assumption is any documentation required to be delivered by it pursuant to Section 9.06(h)(iii) of the Credit Agreement, duly completed and executed by the Assignee; and (b) agrees that (i) it will, independently and without reliance on the Agent, the Assignor or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, and (ii) it will perform in accordance with their terms all of the obligations that by the terms of the Loan Documents are required to be performed by it as a Lender.

2. Payments. From and after the Effective Date, the Agent shall make all payments in respect of the Assigned Interest (including payments of principal, interest, fees and other amounts) to the Assignor for amounts that have accrued to but excluding the Effective Date and to the Assignee for amounts that have accrued from and after the Effective Date.

3. General Provisions. This Assignment and Assumption shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns. This Assignment and Assumption may be executed in any number of counterparts, which together shall constitute one instrument. Delivery of an executed counterpart of a signature page of this Assignment and Assumption by telecopy shall be effective as delivery of a manually executed counterpart of this Assignment and Assumption. This Assignment and Assumption shall be construed in accordance with and governed by, the law of the State of California without regard to conflicts of principles of law that would require the application of the laws of another jurisdiction.

EXHIBIT B TO

CREDIT AGREEMENT

Form of

INTERCOMPANY NOTE

Santa Ana, California

September 11, 2012

FOR VALUE RECEIVED, each of the undersigned, to the extent a borrower from time to time from any other entity listed on the signature page hereto (each, in such capacity, a “Payor”), hereby promises to pay on demand to the order of such other entity listed below (each, in such capacity, a “Payee”), in lawful money of the United States of America in immediately available funds, at such location as a Payee shall from time to time designate, the unpaid principal amount of all loans and advances (including trade payables) made by such Payee to such Payor, whether outstanding prior to, on, or after the date hereof. Each Payor promises also to pay interest on the unpaid principal amount of all such loans and advances in like money at said location from the date of such loans and advances until paid at such rate per annum as shall be agreed upon from time to time by such Payor and such Payee.

This note (“Note”) is an Intercompany Note referred to in the Credit Agreement dated as of even date herewith (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”; each capitalized term used but not defined herein having the meaning given in the Credit Agreement) among POWERWAVE TECHNOLOGIES, INC., a Delaware corporation, the Lenders party thereto from time to time, and P-WAVE HOLDINGS, LLC, as the Agent (in such capacity, the “Agent”), and is subject to the terms thereof, and shall be pledged by each Payee signatory to the Security Agreement, to the extent required pursuant to the terms thereof. Each Payee hereby acknowledges and agrees that the Agent may exercise all rights provided in the Credit Agreement and the Security Agreement with respect to this Note.

Anything in this Note to the contrary notwithstanding, the indebtedness evidenced by this Note owed by any Payor that is the Borrower shall be subordinate and junior in right of payment, to the extent and in the manner hereinafter set forth, to all Obligations of such Payor under the Credit Agreement (such Obligations and other indebtedness and obligations in connection with any renewal, refunding, restructuring or refinancing thereof, including interest thereon accruing after the commencement of any proceedings referred to in clause (i) below, whether or not such interest is an allowed claim in such proceeding, being hereinafter collectively referred to as “Senior Indebtedness”):

(i) in the event of any insolvency or bankruptcy proceedings, and any receivership, liquidation, reorganization or other similar proceedings in connection therewith, relative to any Payor or to its creditors, as such, or to its property, and in the event of any proceedings for voluntary liquidation, dissolution or other winding up of such Payor, whether or not involving insolvency or bankruptcy, then (x) the holders of Senior Indebtedness shall be paid in full in cash in respect of all amounts constituting Senior Indebtedness before any Payee is entitled to receive (whether directly or indirectly), or make any demands for, any payment on account of this Note and (y) until the holders of Senior Indebtedness are paid in full in cash in respect of all amounts constituting Senior Indebtedness, any payment or distribution to which such Payee would otherwise be entitled shall be made to the holders of Senior Indebtedness;

(ii) if any Event of Default occurs and is continuing with respect to any Senior Indebtedness (including any Default under the Credit Agreement), then no payment or distribution of any kind or character shall be made by or on behalf of the Payor or any other Person on its behalf with respect to this Note; provided, however, that a Payor may make payments or distributions without regard to the foregoing if such Payor receives written notice from the Agent, in its sole discretion, approving such payment; and

(iii) if any payment or distribution of any character, whether in cash, securities or other property, in respect of this Note shall (despite these subordination provisions) be received by any Payee in violation of clause (i) or (ii) before all Senior Indebtedness shall have been paid in full in cash, such payment or distribution shall be held in trust for the benefit of, and shall be paid over or delivered to, the holders of Senior Indebtedness (or their representatives), ratably according to the respective aggregate amounts remaining unpaid thereon, to the extent necessary to pay all Senior Indebtedness in full in cash.

Furthermore, Powerwave Technologies Brazil Comérico de Equipmamentos de Telecomunicacăo Ltda., as the lender under that certain Loan Agreement dated May 18, 2012 (the “Brazil Agreement”), by and between Powerwave Technologies Brazil Comérico de Equipmamentos de Telecomunicacăo Ltda. and the Borrower, agrees that the foregoing subordination provisions shall apply to the Brazil Agreement and the indebtedness evidenced by such Brazil Agreement shall be subordinated to the Senior Indebtedness as set forth above in this Note as if the Brazil Agreement were a part of this Note for such purposes

To the fullest extent permitted by law, no present or future holder of Senior Indebtedness shall be prejudiced in its right to enforce the subordination of this Note by any act or failure to act on the part of any Payor or by any act or failure to act on the part of such holder or any trustee or agent for such holder. Each Payee and each Payor hereby agree that the subordination of this Note is for the benefit of the Agent and the Lenders and the Agent and the Lenders are obligees under this Note to the same extent as if their names were written herein as such and the Agent may, on behalf of the itself and the Lenders, proceed to enforce the subordination provisions herein.

Each Payee is hereby authorized to record all loans and advances made by it to any Payor (all of which shall be evidenced by this Note), and all repayments or prepayments thereof, in its books and records, such books and records constituting prima facie evidence of the accuracy of the information contained therein.

Each Payor hereby waives presentment, demand, protest or notice of any kind in connection with this Note. All payments under this Note shall be made without offset, counterclaim or deduction of any kind.

Additional Payors and Payees may become parties hereto by executing a counterpart signature page hereto.

THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF CALIFORNIA, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAWS THEREOF.

PAYORS:

POWERWAVE TECHNOLOGIES, INC.

By:
Name:
Title:

POWERWAVE TECHNOLOGIES SWEDEN AB

By:
Name:
Title:

POWERWAVE TECHNOLOGIES BRAZIL COMERICO DE EQUIPAMENTOS DE TELECOMMUNICACAO LTDA.

By:
Name:
Title:

POWERWAVE TECHNOLOGIES ESTONIA OU

By:
Name:
Title:

POWERWAVE TECHNOLOGIES GERMANY
GMBH

By:
Name:
Title:

RMPI LLC

By:
Name:
Title:

REMEC MANUFACTURING PHILIPPINES, INC.

By:
Name:
Title:

POWERWAVE HOLDINGS PHILIPPINES, INC.

By:
Name:
Title:

MICROWAVE VENTURES, INC.

By:
Name:
Title:

POWERWAVE OVERSEAS HOLDINGS LTD.

By:
Name:
Title:

FILTRONIC (SUZHOU) TELECOMMUNICATION PRODUCTS CO., LTD.

By:
Name:
Title:

POWERWAVE FINLAND OY

By:
Name:
Title:

POWERWAVE HUNGARY KFT

By:
Name:
Title:

POWERWAVE TECHNOLOGIES CANADA, LTD.

By:
Name:
Title:

POWERWAVE UK, LTD.

By:
Name:
Title:

P-WAVE, LTD.

By:
Name:
Title:

POWERWAVE TECHNOLOGIES FRANCE SAS

By:
Name:
Title:

POWERWAVE ASIA, INC.

By:
Name:
Title:

POWERWAVE TECHNOLOGIES HONG KONG LTD.

By:
Name:
Title:

POWERWAVE TECHNOLOGIES SINGAPORE PTE LTD.

By:
Name:
Title:

POWERWAVE TECHNOLOGIES INDIA PRIVATE LIMITED

By:
Name:
Title:

POWERWAVE TECHNOLOGIES RESEARCH AND DEVELOPMENT INDIA PVT. LTD.

By:
Name:
Title:

POWERWAVE TECHNOLOGIES (SUZHOU) CO. LTD.

By:
Name:
Title:

POWERWAVE TECHNOLOGIES (THAILAND) LIMITED

By:
Name:
Title:

POWERWAVE TECHNOLOGIES LLC (RUSSIA)

By:
Name:
Title:

PAYEES:

POWERWAVE TECHNOLOGIES, INC.

By:
Name:
Title:

POWERWAVE TECHNOLOGIES SWEDEN AB

By:
Name:
Title:

POWERWAVE TECHNOLOGIES BRAZIL COMERICO DE EQUIPAMENTOS DE TELECOMMUNICACAO LTDA.

By:
Name:
Title:

POWERWAVE TECHNOLOGIES ESTONIA OU

By:
Name:
Title:

POWERWAVE TECHNOLOGIES GERMANY GMBH

By:
Name:
Title:

RMPI LLC

By:
Name:
Title:

REMEC MANUFACTURING PHILIPPINES, INC.

By:
Name:
Title:

POWERWAVE HOLDINGS PHILIPPINES, INC.

By:
Name:
Title:

MICROWAVE VENTURES, INC.

By:
Name:
Title:

POWERWAVE OVERSEAS HOLDINGS LTD.

By:
Name:
Title:

FILTRONIC (SUZHOU) TELECOMMUNICATION PRODUCTS CO., LTD.

By:
Name:
Title:

POWERWAVE FINLAND OY

By:
Name:
Title:

POWERWAVE HUNGARY KFT

By:
Name:
Title:

POWERWAVE TECHNOLOGIES CANADA, LTD.

By:
Name:
Title:

POWERWAVE UK, LTD.

By:
Name:
Title:

P-WAVE, LTD.

By:
Name:
Title:

POWERWAVE TECHNOLOGIES FRANCE SAS

By:
Name:
Title:

POWERWAVE ASIA, INC.

By:
Name:
Title:

POWERWAVE TECHNOLOGIES HONG KONG LTD.

By:
Name:
Title:

POWERWAVE TECHNOLOGIES SINGAPORE PTE LTD.

By:
Name:
Title:

POWERWAVE TECHNOLOGIES INDIA PRIVATE LIMITED

By:
Name:
Title:

POWERWAVE TECHNOLOGIES RESEARCH AND DEVELOPMENT INDIA PVT. LTD.

By:
Name:
Title:

POWERWAVE TECHNOLOGIES (SUZHOU) CO. LTD.

By:
Name:
Title:

POWERWAVE TECHNOLOGIES (THAILAND) LIMITED

By:
Name:
Title:

POWERWAVE TECHNOLOGIES LLC (RUSSIA)

By:
Name:
Title:

ALLONGE

FOR VALUE RECEIVED, POWERWAVE TECHNOLOGIES, INC., a Delaware corporation, hereby sells, assigns and transfers unto                                         , that certain Intercompany Note dated as of September 11, 2012 (the “Note”), made by certain Payors (as defined in the Note) to certain Payees (as defined in the Notes), and does hereby irrevocably constitute and appoint                                         , its attorney-in-fact to transfer said Note with full power of substitution in the premises.

Dated:                          , 20

POWERWAVE TECHNOLOGIES, INC.

By:

Name:

Title:

EXHIBIT C TO

CREDIT AGREEMENT

Form of

SOLVENCY CERTIFICATE

September 11, 2012

Reference is hereby made to that certain Credit Agreement dated as of even date herewith (as it may be amended, modified, extended or restated from time to time, the “Credit Agreement”), among POWERWAVE TECHNOLOGIES, INC., a Delaware corporation, as borrower (the “Borrower”), the Lenders party thereto, and P-WAVE HOLDINGS, LLC, as Agent. Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Credit Agreement.

Pursuant to Section 4.01(g) of that certain Credit Agreement, the undersigned, Kevin Michaels, as Chief Financial Officer of Borrower, hereby certifies, solely in his capacity as an officer of Borrower and not in any individual capacity, that as of the Closing Date, (i) the sum of the Borrower’s current liabilities do not exceed the present fair saleable value of the Borrower’s assets, and (ii) the Borrower’s capital, including proceeds from the Closing Date Term Loan, is not unreasonably small in relation to its business as contemplated on the Closing Date and reflected in the projections delivered prior to the Closing Date or otherwise pursuant to the Credit Agreement or with respect to any transaction contemplated to be undertaken after the Closing Date.

For purposes of this determination, the amount of any contingent liability at any time shall be computed as the amount that, in light of all of the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability (irrespective of whether such contingent liabilities meet the criteria for accrual under Statement of Financial Accounting Standards No. 5).

[SIGNATURE PAGE FOLLOWS]

C-1

IN WITNESS WHEREOF, the undersigned has executed this Solvency Certificate on behalf of the Borrower as of the date first written above.

POWERWAVE TECHNOLOGIES, INC.

By:
Kevin Michaels
Chief Financial Officer

C-2

EXHIBIT D TO

CREDIT AGREEMENT

Form of

WARRANT

THE SECURITIES REPRESENTED BY THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”), OR SECURITIES LAWS OF ANY STATE AND MAY NOT BE OFFERED, SOLD, ASSIGNED, PLEDGED, TRANSFERRED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT AND APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE 1933 ACT OR SUCH LAWS AND, IF REQUESTED BY THE COMPANY, UPON DELIVERY OF AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT THE PROPOSED TRANSFER IS EXEMPT FROM THE 1933 ACT OR SUCH LAWS.

POWERWAVE TECHNOLOGIES, INC.

WARRANT TO PURCHASE COMMON STOCK

Warrant No.: [        ]

Date of Issuance: [            ], 20[    ] (“Date of Issuance”)

THIS CERTIFIES THAT, for value received, P-WAVE HOLDINGS, LLC (including any successors or assignees, “Holder”), is entitled to subscribe for and purchase at the Exercise Price (as defined below) from Powerwave Technologies Inc., a Delaware corporation (the “Company”), up to [                ] shares of the common stock, par value $0.0001 per share, of the Company (the “Common Stock”), subject to adjustment as provided herein.

This Warrant to Purchase Common Stock (this “Warrant”) is issued pursuant to the terms of the Credit Agreement, dated as of September 11, 2012, by and among the Company, as borrower, and the lenders signatory thereto and P-WAVE HOLDINGS, LLC, as Agent (the “Credit Agreement”). Unless otherwise indicated, capitalized terms used in this Warrant shall have the respective meanings ascribed to such terms in the Credit Agreement.

1. Definitions. As used herein, the following terms shall have the following respective meanings:

“Board” shall mean the Board of Directors of the Company.

“Convertible Securities” or “Convertible Security” means, collectively and individually, stock or securities directly or indirectly convertible into or exercisable or exchangeable for shares of Common Stock.

“Current Market Price Per Common Share” as of any date means the average of the Daily Prices per share of Common Stock for the seven (7) consecutive Trading Days immediately prior to such date.

1

“Exercise Period” shall mean the period commencing on the Date of Issuance and ending on September 11, 2022.

“Exercise Price” shall mean Fifty Cents ($0.50) per share, subject to adjustment pursuant to Section 5 below.

“Exercise Shares” shall mean the shares of the Company’s Common Stock issued or issuable upon exercise of this Warrant, subject to adjustment pursuant to Section 5 below.

“Fair Market Value” of Common Stock or any other security or property means the fair market value thereof as determined in good faith by the Board, which determination must be set forth in a written resolution of the Board, in accordance with the following rules: (i) for securities traded or quoted on a Trading Market, the Fair Market Value will be the average of the closing prices of such security on such Trading Market over a seven (7) consecutive Trading Day period, ending on the Trading Day immediately prior to the date of determination; (ii) for any securities that are not so traded or quoted, the Fair Market Value shall be determined by the Board; or (iii) for any other property, the Fair Market Value shall be determined by the Board in good faith assuming a willing buyer and a willing seller in an arms’-length transaction.

“Fundamental Change” means any of the following: (i) any merger, consolidation, stock or asset purchase, recapitalization or other business combination transaction (or series of related transactions) as a result of which the shares of capital stock of the Company entitled to vote generally in the election of directors immediately prior to such transaction (or series of related transactions) are converted into and/or thereafter represent, in the aggregate, less than 50% of the total voting power of all shares of capital stock that are entitled to vote generally in the election of directors of the entity surviving or resulting from such transaction (or ultimate parent thereof), (ii) any person or group, together with any Affiliates thereof, has, directly or indirectly, become the beneficial owner of more than 50% of the total voting power of all shares of capital stock of the Company that are entitled to vote generally in the election of directors (excluding the (a) upon the conversion or exchange of securities outstanding as of the Issuance Date and (b) shares of capital stock issued by the Company in connection with a bona fide equity financing transaction (or series of related transactions)), (iii) the sale, transfer or disposition, including but not limited to any spin-off or in-kind distribution of all or substantially all of the assets, business or securities of the Company (on a consolidated basis) to any person or group (other than the Company or one or more of its wholly-owned subsidiaries), (iv) the dissolution, liquidation or winding up of the Company or (v) the Company effects any reorganization, recapitalization or reclassification of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property (excluding dividend issuances, stock splits, stock combination or similar transactions subject to Section 5.1(b).

“Trading Day” shall mean (i) a day on which the Common Stock is traded on a Trading Market, or (ii) if the Common Stock is not listed on a Trading Market, a day on which the Common Stock is quoted on another established automated over-the-counter trading market in the United States of America (including the OTC Market or the OTC Bulletin Board); provided, that in the event the Common Stock is not listed or quoted as set forth in (i) and (ii) hereof, then Trading Day shall mean a Business Day.

“Trading Market” means The NASDAQ Global Market, The NASDAQ Global Select Market, The NASDAQ Capital Market, The NYSE MKT, or The New York Stock Exchange, Inc.

“VWAP” means, for any security as of any date, the dollar volume-weighted average price for such security on the applicable Trading Market during the period beginning at 9:30:01 a.m., New York time (or such other time as such Trading Market publicly announces is the official open of trading), and ending at 4:00:00 p.m., New York time (or such other time as such Trading Market publicly announces is

2

the official close of trading), as reported by Bloomberg L.P. through its “Volume at Price” function or, if the foregoing does not apply, the dollar volume-weighted average price of such security in the over-the-counter market on the electronic bulletin board for such security during the period beginning at 9:30:01 a.m., New York time (or such other time as such Trading Market publicly announces is the official open of trading), and ending at 4:00:00 p.m., New York time (or such other time as such Trading Market publicly announces is the official close of trading), as reported by Bloomberg L.P., or, if no dollar volume-weighted average price is reported for such security by Bloomberg L.P. for such hours, the average of the highest closing bid price and the lowest closing ask price of any of the market makers for such security as reported in the OTC Link or “pink sheets” by OTC Markets Group Inc. (formerly Pink OTC Markets Inc.). If the VWAP cannot be calculated for a security on a particular date on any of the foregoing bases, the VWAP of such security on such date shall be the Fair Market Value as mutually determined by the Company and Holder.

2. Exercise of Warrant.

2.1 Method of Exercise. The rights represented by this Warrant may be exercised in whole or in part at any time during the Exercise Period, by delivery of the following to the Company at its address set forth in Section 11 hereof (or at such other address as it may designate by notice in writing to Holder):

(a) An executed Notice of Exercise in the form attached hereto; and

(b) Payment of the Exercise Price either (i) in cash or wire transfer of immediately available funds or by cashier’s check drawn down on a United States bank made payable to the order of the Company, or (ii) pursuant to a Cashless Exercise, as described in Section 2.2.

2.2 Cashless Exercise. Notwithstanding any provisions herein to the contrary, if, at any time during the Exercise Period, the Current Market Price (as defined below) of one share of Common Stock is greater than the Exercise Price (at the date of calculation as set forth below), in lieu of exercising this Warrant by payment of cash, Holder may exercise this Warrant in whole or in part by a cashless exercise by surrender of this Warrant at the principal office of the Company together with the properly endorsed Notice of Exercise and the Company shall issue to Holder a number of shares of Common Stock computed using the following formula:

	X =	Y (B-A)
B

Where:	X =	the number of shares of Common Stock to be issued to Holder.

	Y =	the number of shares of Common Stock purchasable upon exercise of all of the Warrant or, if only a portion of the Warrant is being exercised, the portion of the Warrant being exercised.

	A =	the Exercise Price.

	B =	the average of the closing prices for the Common Stock for the seven (7) Trading Days immediately prior to (but not including) the date of exercise (the “Current Market Price”).

For purposes of Rule 144 promulgated under the 1933 Act, it is intended, understood and acknowledged that the Exercise Shares issued in a cashless exercise transaction shall be deemed to have been acquired

3

by Holder, and the holding period for the Exercise Shares shall be deemed to have commenced, on the original Date of Issuance.

2.3 Partial Exercise; Fractional Shares. If this Warrant is exercised in part only, the Company shall, upon surrender of this Warrant, execute and deliver in accordance with Section 9, a new Warrant evidencing the rights of Holder or such other person as shall be designated in the Notice of Exercise, to purchase the balance of the Exercise Shares purchasable hereunder. In no event shall this Warrant be exercised for a fractional Exercise Share, and the Company shall not distribute a Warrant exercisable for a fractional Exercise Share. Fractional shares shall be treated as provided in Section 6 hereof.

2.4 Payment of Expenses and Taxes. The Company shall pay all expenses in connection with, and all taxes and other governmental charges that may be imposed with respect to, the issue or delivery thereof, unless such tax or charge is imposed by law upon Holder.

2.5 Delivery of Shares. Exercise Shares acquired hereunder shall be delivered to Holder within three (3) Trading Days after any date on which this Warrant shall have been validly exercised in full or in part. The person in whose name any Exercise Shares are to be issued upon exercise of this Warrant shall be deemed to have become the holder of record of such shares on the date on which this Warrant was validly exercised, irrespective of the date of issuance of the shares of Common Stock, except that, if the date of such valid exercise is a date when the stock transfer books of the Company are closed, such person shall be deemed to have become the holder of such shares at the close of business on the next succeeding date on which the stock transfer books are open.

3. Representations, Warranties and Covenants of the Company.

3.1 Due Authority. The execution and delivery by the Company of this Warrant and the performance of all obligations of the Company hereunder, including the issuance of any Exercise Shares to Holder hereunder in accordance with the terms of this Warrant, have been duly authorized by all necessary corporate action on the part of the Company. This Warrant: (a) does not violate the Company’s certificate of incorporation or bylaws (each as amended and in effect); (b) does not contravene any law or governmental rule, regulation or order applicable to the Company; and (c) does not and will not contravene any provision of, or constitute a default under, any indenture, mortgage, contract or other instrument to which it is a party or by which it is bound. This Warrant constitutes a legal, valid and binding agreement of the Company, enforceable in accordance with its terms.

3.2 Consents and Approvals. No consent or approval of, giving of notice to, registration with, or taking of any other action in respect of any state, federal or other governmental authority or agency is required with respect to the execution, delivery and performance by the Company of its obligations under this Warrant, except for filings under applicable federal and state securities law, which filings will be effective by the time required thereby.

3.3 Covenants as to Exercise Shares. The Company covenants and agrees that it will at all times during the Exercise Period, have authorized and reserved, free from preemptive rights, a sufficient number of shares of its Common Stock to provide for the exercise of the rights represented by this Warrant. All Exercise Shares will, upon issuance, be validly issued and outstanding, fully paid and nonassessable, and free from all taxes, liens and charges with respect to the issuance thereof. If at any time during the Exercise Period the number of authorized but unissued shares of Common Stock shall not be sufficient to permit exercise of this Warrant, the Company will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purposes.

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3.4 No Impairment. Except and to the extent as waived or consented to by Holder, the Company will not, by amendment of its certificate of incorporation or bylaws (as such may be amended from time to time), or through any means, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all the provisions of this Warrant and in the taking of all such action as may be necessary or appropriate in order to protect the exercise rights of Holder against impairment.

3.5 Automatic Exercise. Notwithstanding anything herein to the contrary, to the extent this Warrant remains exercisable as of such date, this Warrant shall be deemed to be fully exercised pursuant to Section 2.2, without the need for any action by Holder or the Company, immediately prior to the end of the Exercise Period.

4. Beneficial Ownership. Notwithstanding anything to the contrary contained in this Warrant, this Warrant shall not be exercisable by Holder to the extent (but only to the extent) that Holder or any of its affiliates would beneficially own in excess of 4.99% (the “Maximum Percentage”) of the Common Stock. To the extent the above limitation applies, the determination of whether this Warrant shall be exercisable (vis-à-vis other convertible, exercisable or exchangeable securities owned by Holder or any of its affiliates) and of which such securities shall be exercisable (as among all such securities owned by the Holder) shall, subject to such Maximum Percentage limitation, be determined on the basis of the first submission to the Company for conversion, exercise or exchange (as the case may be). No prior inability to exercise this Warrant pursuant to this Section 4 shall have any effect on the applicability of the provisions of this Section 4 with respect to any subsequent determination of exercisability. For the purposes of this Section 4, beneficial ownership and all determinations and calculations (including, without limitation, with respect to calculations of percentage ownership) shall be determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended (“1934 Act”) and the rules and regulations promulgated thereunder. This Section 4 shall only apply to the initial Holder and shall not apply to any successor Holder of this Warrant unless such successor Holder is an affiliate of the initial Holder. For any reason at any time, upon the written or oral request of the Holder, the Company shall within two (2) Business Days confirm orally and in writing to Holder the number of shares of Common Stock then outstanding, including by virtue of any prior conversion or exercise of convertible or exercisable securities into Common Stock, including, without limitation, pursuant to this Warrant. By written notice to the Company, Holder may increase or decrease the Maximum Percentage to any other percentage not in excess of 9.99% specified in such notice; provided that any such increase will not be effective until the 61st day after such notice is delivered to the Company.

5. Certain Adjustments.

5.1 Certain Adjustments.

(a) Adjustments for Issuances of Additional Shares of Common Stock.

(i) Definitions. For purposes of this Section 5.1(a), the following definitions apply:

(1) “Additional Shares of Common Stock” means any shares of Common Stock issued (whether from the Company’s treasury or authorized and unissued shares of capital stock) or, as provided in Section 5.1(a)(ii) below, deemed to be issued by the Company after the Closing Date; provided, that, notwithstanding anything to the contrary contained herein, Additional Shares of Common Stock shall not include issuances of Common Stock (including any deemed issuance pursuant to Section 5.1(a) (ii)) which are (A) pursuant to employee benefit plans and compensation related arrangements approved by the board of directors of the Company (including any duly

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authorized committee or delegee thereof), (B) in connection with any acquisition of assets, merger, consolidation or other combination of the Company or a Subsidiary of the Company with another person, or (C) which are subject to Sections 5.1(b) and (c).

(2) “Measurement Date” means, with respect to a transaction, the public announcement of such transaction (or, if no such public announcement is made, the date of issuance).

(ii) Deemed Issuances of Additional Shares of Common Stock. The maximum number of shares of Common Stock (as set forth in the instrument relating thereto without regard to any provision contained therein for a subsequent adjustment of such number) issuable upon the exercise, conversion or exchange of Convertible Securities will be deemed to be Additional Shares of Common Stock issued as of the time of the issuance of such Convertible Securities; provided, however, that:

(1) No adjustment in the Exercise Price will be made upon the subsequent issuance of shares of Common Stock upon the exercise, conversion or exchange of such Convertible Securities;

(2) To the extent that Additional Shares of Common Stock are not issued pursuant to any such Convertible Security upon the expiration or termination of an unissued, unexercised, unconverted or unexchanged Convertible Security, the Exercise Price will be readjusted to the Exercise Price that would have been in effect had such Convertible Security (to the extent outstanding immediately prior to such expiration or termination) never been issued; and

(3) In the event of any change in the number of shares of Common Stock issuable upon the exercise, conversion or exchange of any Convertible Security, excluding a change resulting from any transaction giving rise to an adjustment pursuant to Section 5.1(b), but including periodic or scheduled accretions or adjustments to a Convertible Security, interest and dividends paid in kind, repricings of the exercise or conversion price of such Convertible Securities or otherwise, the Exercise Price then in effect will be readjusted to the Exercise Price that would have been in effect if, on the date of issuance, such Convertible Security were exercisable, convertible or exchangeable for such changed number of shares of Common Stock.

(iii) Determination of Consideration. The Fair Market Value of the consideration received by the Company for the issue of any Additional Shares of Common Stock will be computed as follows:

(1) Cash and Property. Aggregate consideration consisting of cash, cash equivalents and other property will: (x) insofar as it consists of cash or cash equivalents (including the satisfaction of the liquidated portion of liabilities), be computed at the aggregate amount of cash or cash equivalents received by the Company or paid (or deemed paid, including the satisfaction of liabilities) by or on behalf of the Company excluding amounts paid or payable for accrued interest or accrued dividends; (y) insofar as it consists of property other than cash, be computed at the Fair Market Value thereof on the Measurement Date; and (3) insofar as it consists of both cash and other property, be the proportion of such consideration so received.

(2) Convertible Securities. The aggregate consideration per share received by the Company for Convertible Securities will be determined by dividing:

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(x) the total amount, if any, received or receivable by the Company as consideration for the issuance of such Convertible Securities, plus the minimum aggregate amount of additional consideration (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such consideration) payable to the Company upon the full and complete exercise, conversion or exchange of such Convertible Securities, by (y) the maximum number of shares of Common Stock (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such number) issuable upon the full and complete exercise, conversion or exchange of such Convertible Securities.

(iv) Below Exercise Price Issuance. In the event the Company shall, at any time and from time to time while any of the Warrants are outstanding, issue or sell Additional Shares of Common Stock for a consideration per share, as determined by such consideration’s Fair Market Value in accordance with Section 5.1(a)(iii), less than the Exercise Price in effect immediately prior to such issuance (a “Below Exercise Price Issuance”), then, effective immediately upon the date of such Below Exercise Price Issuance, the Exercise Price in effect immediately after such Below Exercise Price Issuance shall be reduced so that the same shall equal the price determined by multiplying the Exercise Price in effect immediately prior to such Below Exercise Price Issuance by a fraction: (1) the numerator of which shall be the sum of (a) the number of shares of Common Stock outstanding immediately prior to such Below Exercise Price Issuance (on a fully diluted basis, including the aggregate number of shares of Common Stock issuable upon exercise of the all Convertible Securities, based on the treasury method) (such number of shares of Common Stock, the “Number of Fully Diluted Shares of Common Stock”); plus (b) (x) the Fair Market Value of the aggregate consideration received by the Company in respect of such Below Exercise Price Issuance, divided by (y) the Exercise Price in effect immediately prior to such Below Exercise Price Issuance, and (2) the denominator of which shall be the sum of (a) the Number of Fully Diluted Shares of Common Stock, plus (b) the number of such Additional Shares of Common Stock issued in such Below Exercise Price Issuance.

(v) NASDAQ Savings Clause. If any adjustment pursuant to Section 5.1(a)(iv) results in an adjustment to the number of Exercise Shares pursuant to Section 5.1(d) that would require the Company to issue shares of Common Stock in excess of the amount permitted to be issued without approval by the Company’s stockholders by the applicable listing standards of The NASDAQ Global Select Market or other Trading Market on which the Common Stock is then listed, the Company shall, at its option, either (i) obtain the approval of its stockholders with respect to such issuance in accordance with the applicable rules of such Trading Market or (ii) in lieu of delivering shares of Common Stock in excess of such limitations, pay cash on a pro rata basis to the holders of the Warrants being exercised in an amount per share of Common Stock equal to the VWAP of the Common Stock for the Trading Day immediately preceding the date of such conversion in respect of which such shares would otherwise be required to be delivered to the holders of the exercised Warrants and which are not permitted to be issued and so delivered by such listing standards.

(b) Stock Dividends and Splits. If the Company, at any time while this Warrant is outstanding, (i) pays a stock dividend on its Common Stock or otherwise makes a distribution on any class of capital stock that is payable in shares of Common Stock, (ii) subdivides outstanding shares of Common Stock into a larger number of shares, or (iii) combines outstanding shares of Common Stock into a smaller number of shares, then in each such case the Exercise Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock outstanding immediately before such event and of which the denominator shall be the number of shares of Common Stock outstanding

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immediately after such event. Any adjustment pursuant to clause (i), (ii) or (iii) of this paragraph shall become effective immediately upon the effective date of such dividend or distribution, subdivision or combination.

(c) Fundamental Change. If, at any time while any portion of this Warrant is outstanding there is a Fundamental Change, then Holder shall thereafter receive, upon exercise of this Warrant following the Fundamental Change, the same amount of securities, cash or property as it would have been entitled to receive upon the occurrence of such Fundamental Change if it had been, immediately prior to such Fundamental Change, the holder of the number of Exercise Shares then issuable upon exercise in full of this Warrant (the “Alternate Consideration”) (in lieu of the Exercise Shares if the Exercise Shares would no longer be outstanding as a result of such Fundamental Change had they been outstanding immediately prior thereto). For purposes of any such exercise, the determination of the Exercise Price shall be appropriately adjusted to apply to such Alternate Consideration based on the amount of Alternate Consideration issuable in respect of one share of Common Stock in such Fundamental Change, and the Company shall apportion the Exercise Price among the Alternate Consideration in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration. Any successor to the Company or surviving entity in such Fundamental Change shall issue to Holder a new warrant substantially in the form of this Warrant and consistent with the foregoing provisions and evidencing Holder’s right to purchase the Alternate Consideration for the aggregate Exercise Price upon exercise thereof and, upon such issuance, this warrant shall be automatically cancelled and shall cease to be of further force or effect. The terms of any agreement pursuant to which a Fundamental Change is effected shall include terms requiring any such successor or surviving entity to comply with the provisions of this paragraph (c).

(d) Number of Exercise Shares. Simultaneously with any adjustment to the Exercise Price pursuant to this Section 5, the number of Exercise Shares that may be purchased upon exercise of this Warrant shall be increased or decreased proportionately, so that after such adjustment the aggregate Exercise Price payable hereunder for the adjusted number of Exercise Shares shall be the same as the aggregate Exercise Price in effect immediately prior to such adjustment.

(e) Calculations. All calculations under this Section 5 shall be made to the nearest cent or the nearest 1/100th of a share, as applicable. The number of shares of Common Stock outstanding at any given time shall not include shares owned or held by or for the account of the Company, and the disposition of any such shares shall be considered an issue or sale of Common Stock.

(f) Notice of Adjustments. Upon the occurrence of each adjustment pursuant to this Section 5, the Company at its expense will within five (5) Business Days compute such adjustment in accordance with the terms of this Warrant and prepare a notice setting forth such adjustment, including a statement of the adjusted Exercise Price and adjusted number or type of Exercise Shares or other securities issuable upon exercise of this Warrant (as applicable), describing the transactions giving rise to such adjustments and showing in detail the facts upon which such adjustment is based. Upon written request, the Company will deliver a copy of each such notice to Holder and to the Company’s transfer agent.

(g) Notice of Corporate Events. If the Company (i) declares a dividend or any other distribution of cash, securities or other property in respect of its Common Stock, including without limitation any granting of rights or warrants to subscribe for or purchase any capital stock of the Company or any Subsidiary, (ii) authorizes or approves, enters into any agreement contemplating or solicits stockholder approval for any Fundamental Change or (iii) authorizes the voluntary dissolution, liquidation or winding up of the affairs of the Company, then the Company shall deliver to Holder a notice describing the material terms and conditions of such transaction at least 10 calendar days prior to

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the applicable record or effective date on which a person would need to hold Common Stock in order to participate in or vote with respect to such transaction, and the Company will take all steps reasonably necessary in order to insure that Holder is given a reasonable opportunity to exercise this Warrant prior to such time so as to participate in or vote with respect to such transaction; provided, however, that the failure to deliver such notice or any defect therein shall not affect the validity of the corporate action required to be described in such notice.

6. Fractional Shares. No fractional shares shall be issued upon the exercise of this Warrant as a consequence of any adjustment pursuant hereto. All Exercise Shares (including fractions) issuable upon exercise of this Warrant may be aggregated for purposes of determining whether the exercise would result in the issuance of any fractional share. If, after aggregation, the exercise would result in the issuance of a fractional share, the Company shall, in lieu of issuance of any fractional share, pay Holder otherwise entitled to such fraction a sum in cash equal to the product resulting from multiplying the then current Fair Market Value of an Exercise Share by such fraction.

7. No Stockholder Rights. This Warrant in and of itself shall not entitle Holder to any voting rights or other rights as a stockholder of the Company.

8. Successors and Assigns. This Warrant applies to, inures to the benefit of and binds the successors and assigns of the parties hereto.

9. Transfer; Reissuance of Warrant.

(a) Transfer of Warrant. Subject to compliance with applicable federal and state securities laws, this Warrant and all rights hereunder are transferable in whole or in part by the Holder. Holder may transfer (without the need for an opinion of counsel) this Warrant and any Warrant Shares to its Affiliates. If this Warrant is to be transferred in whole or in part, Holder shall surrender this Warrant to the Company, whereupon the Company will forthwith issue and deliver upon the order of Holder a new Warrant (in accordance with this Section 9), registered as Holder may request, representing the right to purchase the number of Exercise Shares being transferred by Holder and, if less than the total number of Exercise Shares then underlying this Warrant is being transferred, a new Warrant (in accordance with Section 9(d)) to Holder representing the right to purchase the number of Exercise Shares not being transferred. Any attempted transfer of this Warrant in whole or in part not complying with this Section 9 shall be null and void and, in such case, the transferor Holder shall remain the Holder for purposes of this Warrant.

(b) Lost, Stolen or Mutilated Warrant. Upon receipt by the Company of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant, the Company shall execute and deliver to Holder a new Warrant (in accordance with Section 9(d)) representing the right to purchase the Exercise Shares then underlying this Warrant.

(c) Exchangeable for Multiple Warrants. This Warrant is exchangeable, upon the surrender hereof by Holder at the principal office of the Company, for a new Warrant or Warrants (in accordance with Section 9(d)) representing in the aggregate the right to purchase the number of Exercise Shares then underlying this Warrant, and each such new Warrant will represent the right to purchase such portion of such Exercise Shares as is designated by Holder at the time of such surrender; provided, however, no warrants for fractional shares of Common Stock shall be given.

(d) Issuance of New Warrants. Whenever the Company is required to issue a new Warrant or Warrants pursuant to the terms of this Warrant, each new Warrant (i) shall be issued by the Company within three (3) Trading Days of receiving instructions from Holder in accordance with this Warrant, (ii) shall be of like tenor with this Warrant, (iii) shall represent, as indicated on the face of such

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new Warrant, the right to purchase the Exercise Shares then underlying this Warrant (or in the case of a new Warrant being issued pursuant to Section 9(a) or Section 9(c), the Exercise Shares designated by Holder which, when added to the number of shares of Common Stock underlying the other new Warrants issued in connection with such issuance, does not exceed the number of Exercise Shares then underlying this Warrant), (iv) shall have an issuance date, as indicated on the face of such new Warrant which is the same as the Issuance Date, and (v) except as provided in the foregoing clause (iii), shall have the same rights and conditions as this Warrant.

10. Modifications and Waiver. This Warrant and any provision hereof may be waived, modified or amended only by an instrument in writing signed by the Company and Holder.

11. Notices. Any notices or other communications required or permitted to be given hereunder shall be in writing and shall be deemed to be given when delivered in person or by private courier with receipt, if faxed when verbal or email confirmation from the recipient is received, or three (3) days after being deposited in the United States mail, first-class, registered or certified, return receipt requested, with postage paid. All communications shall be sent to the Company and the initial Holder at the addresses set forth in the Credit Agreement and to any successor Holder at such address indicated in writing to the Company by such Holder. The Company and Holder may change the address to which notices and communications to it are to be addressed by notification as provided herein.

12. Acceptance. Receipt of this Warrant by Holder shall constitute acceptance of and agreement to all of the terms and conditions contained in this Warrant.

13. Governing Law.

(a) This Warrant shall be governed by, and construed in accordance with, the laws of the State of Delaware.

(b) The Company and Holder each hereby irrevocably and unconditionally: (i) submits for itself and its property in any legal action or proceeding relating solely to this Warrant or the transactions contemplated hereby, to the exclusive jurisdiction of the courts of the State of Delaware and the Federal courts of the United States of America located within the State of Delaware, and appellate courts thereof; (ii) consents that any such action or proceeding may be brought in such courts, and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same to the extent permitted by applicable law; (iii) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to the party, as the case may be, at its address set forth in Section 11 or at such other address of which the other party shall have been notified pursuant thereto; (iv) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction for recognition and enforcement of any judgment or if jurisdiction in the courts referenced in the foregoing clause (i) are not available despite the intentions of the parties hereto; (v) agrees that final judgment in any such suit, action or proceeding brought in such a court may be enforced in the courts of any jurisdiction to which such party is subject by a suit upon such judgment, provided that service of process is effected upon such party in the manner specified herein or as otherwise permitted by law; (vi) agrees that to the extent that such party has or hereafter may acquire any immunity from jurisdiction of any court or from any legal process with respect to itself or its property, such party hereby irrevocably waives such immunity in respect of its obligations under this Warrant, to the extent permitted by law; and (vii) irrevocably and unconditionally waives trial by jury in any legal action or proceeding in relation to this Warrant.

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14. Descriptive Headings. The descriptive headings of the several paragraphs of this Warrant are inserted for convenience only and do not constitute a part of this Warrant. The language in this Warrant shall be construed as to its fair meaning without regard to which party drafted this Warrant.

15. Severability. If any part or provision of this Warrant is held unenforceable or in conflict with the applicable laws or regulations of any jurisdiction, the invalid or unenforceable part or provisions shall be replaced with a provision which accomplishes, to the extent possible, the original business purpose of such part or provision in a valid and enforceable manner, and the remainder of this Warrant shall remain binding upon the parties hereto.

16. Entire Agreement. This Warrant and the other Loan Documents constitute the entire agreement between the parties pertaining to the subject matter hereof and supersedes all prior agreements, negotiations, understandings, representations, and statements with respect to the subject matter hereof, whether written or oral.

17. Indemnification. The Company shall indemnify, save and hold harmless Holder from and against any and all liability, loss, cost, damage, reasonable attorneys’ and accountants’ fees and expenses, court costs and all other out of-pocket expenses incurred in connection with or arising from any default hereunder by the Company. This indemnification provision shall be in addition to the rights of such Holder to bring an action against the Company for breach of contract based on such default hereunder.

18. Limitation of Liability. No provision hereof, in the absence of affirmative action by Holder to purchase shares of Common Stock, and no enumeration herein of the rights or privileges of Holder hereof, shall give rise to any liability of such Holder to pay the Exercise Price for any Exercise Shares other than pursuant to an exercise of this Warrant or any liability as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

19. Remedies. In addition to being entitled to exercise its rights granted by law, including recovery of damages, Holder shall be entitled to specific performance of its rights provided under this Warrant. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Warrant and hereby agrees, in an action for specific performance, to waive the defense that a remedy at law would be adequate.

20. Further Acts. Each of the parties hereto agrees to perform any further acts and execute and deliver any documents that may be reasonably necessary to carry out the provisions of this Warrant.

[Signature Page Follows]

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IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its duly authorized officer as of the date first written above.

POWERWAVE TECHNOLOGIES, INC.

By:
Name:
Title:

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NOTICE OF EXERCISE

TO:	POWERWAVE TECHNOLOGIES, INC.

The undersigned (“Holder”) elects to acquire shares of Common Stock of Powerwave Technologies, Inc. (the “Company”), pursuant to the terms of the Warrant.

(1) The undersigned hereby elects to (check one box only):

☐ purchase                  shares of the Common Stock pursuant to the terms of the attached Warrant, and tenders herewith payment of the exercise price in full for such shares.

☐ purchase the number of shares of Common Stock of the Company by cashless exercise pursuant to the terms of the Warrant as shall be issuable upon cashless exercise of the portion of the Warrant relating to                  shares.

(2) Please issue a certificate or certificates representing said shares of Common Stock in the name of the undersigned (or in such other name as is specified below) and, if applicable, issue a new Warrant in like tenor representing the right to purchase                  shares of Common Stock under the attached Warrant not being purchased at this time under this Notice of Exercise, in each case as specified below by Holder:

HOLDER:
(Print name)

By:
Date: , 20		Name:
Title:

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ASSIGNMENT FORM

(To assign the foregoing Warrant, subject to compliance with Section 9 thereof, execute this form and supply required information. Do not use this form to purchase shares.)

FOR VALUE RECEIVED, the foregoing Warrant and all rights evidenced thereby are hereby assigned to:

Name of transferee:

(Print name)

Address:

HOLDER:
(Print name)

By:
Date: , 20		Name:
Title:

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EXHIBIT E TO

CREDIT AGREEMENT

Form of

COMPLIANCE CERTIFICATE

Reference is hereby made to that certain Credit Agreement dated as of September 11, 2012 (as it may be amended, modified, extended or restated from time to time, the “Credit Agreement”), among POWERWAVE TECHNOLOGIES, INC., a Delaware corporation, as borrower (the “Borrower”), the Lenders party thereto, and P-WAVE HOLDINGS, LLC, as Agent. Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Credit Agreement.

I,                     , the [chief financial officer][chief executive officer] of Borrower, in such capacity and not in my individual capacity, hereby certify the following:

a. Attached hereto as Schedule 1 are detailed calculations demonstrating compliance by Borrower and its Subsidiaries with Article VII of the Credit Agreement. [Attached hereto as Schedule 2 are detailed calculations demonstrating the amount of Excess Cash Flow.]1

b. The Borrower was in compliance with each of the covenants set forth in Article VII of the Credit Agreement at all times during and since [                    ].

c. The financial statements delivered to the Agent herewith were prepared in accordance with generally accepted accounting principles [(except for the absence of footnotes required by generally accepted accounting principles)] and fairly represent the financial position of the Borrower and its Subsidiaries as of the date hereof. Furthermore, the representation and warranty set forth in Section 3.16 of the Credit Agreement (Complete Disclosure) is true and accurate in respect of any financial information provided herewith.

d. I have reviewed the terms of the Credit Agreement and have made, or caused to be made under my supervision, a review in reasonable detail of the transactions and financial condition of Borrower and its Subsidiaries during the accounting period covered by the financial statements delivered pursuant to Schedule 5.01 of the Credit Agreement.

e. No Default has occurred under 2 the Credit Agreement which has not been previously disclosed, in writing, to the Agent.2

[1]	To be used only in the Compliance Certificate delivered pursuant to clause (c)(ii) of Schedule 5.01 of the Credit Agreement for the fiscal year ending on or about January 1, 2015.
[2]

If a Default shall have occurred, an explanation specifying the nature and extent of such Default shall be provided on a separate page together with an explanation of the corrective action taken or proposed to be taken with respect thereto (include, as applicable, information regarding actions, if any, taken since prior certificate).

IN WITNESS WHEREOF, this Compliance Certificate is executed by the undersigned this      day of                     , 20    .

POWERWAVE TECHNOLOGIES, INC.

By:
Name:
Title: [Chief Executive Officer][Chief Financial Officer]

Schedule 1

to Compliance Certificate

See attached.

[Schedule 2

to Compliance Certificate

See attached.]

Annex A

Closing Date Term Loan Commitments

Lender	Amount

P-WAVE HOLDINGS, LLC	$35,000,000

Total:	$35,000,000

Annex B

Delayed Draw Term Loan Commitments

Lender	Amount

P-WAVE HOLDINGS, LLC	$15,000,000

Total:	$15,000,000